              As filed with the Securities and Exchange Commission
                               on January 31, 2003
                      Registration No. 333-74295; 811-09253

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       _
Pre-Effective Amendment No. ___                                               _
Post-Effective Amendment No. 56                                               X

                                       And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               _
Amendment No. 57                                                              X

                                   ----------

                             WELLS FARGO FUNDS TRUST
               (Exact Name of Registrant as specified in Charter)
                                525 Market Street
                             San Francisco, CA 94105
          (Address of Principal Executive Offices, including Zip Code)

                                   ----------
       Registrant's Telephone Number, including Area Code: (800) 643-9691
                                C. David Messman
                        Wells Fargo Funds Management, LLC
                          525 Market Street, 12th Floor
                             San Francisco, CA 94105
                     (Name and Address of Agent for Service)
                                 With a copy to:
                             Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                             Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

X    Immediately upon filing pursuant to Rule 485(b), or

_    on _________ pursuant to Rule 485 (b)

_    60 days after filing pursuant to Rule 485(a)(1), or

_    on _________ pursuant to Rule 485(a)(1)

_    75 days after filing pursuant to Rule 485(a)(2), or

_    on ___________pursuant to Rule 485(a)(2)


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

          This Post-Effective Amendment No. 56 is being filed to add to the Registration Statement of Wells Fargo Funds Trust (the "Trust"), the audited financial statements and certain related financial information for the fiscal year ended September 30, 2002 for the Equity Funds and the Allocation Funds of the Trust, and to make certain other non-material changes to the prospectuses and statements of additional information for these funds.

                             WELLS FARGO FUNDS TRUST
                              Cross Reference Sheet

Form N-1A Item Number

Part A                      Prospectus Captions
------                      -------------------

 1                          Front and Back Cover Pages
 2                          Objectives
                            Principal Strategies
                            Summary of Important Risks
 3                          Summary of Expenses
                            Example of Expenses
 4                          Objectives
                            Principal Strategies
                            Summary of Important Risks
                            See Individual Fund Summaries
                            Additional Strategies and General Investment Risks
 5                          Not applicable
 6                          Organization and Management of the Funds
 7                          Your Account
                            How to Buy Shares
                            How to Sell Shares
                            Income and Gain Distributions
                            Taxes
 8                          Distribution Plan
 9                          See Individual Fund Summaries

Part B                      Statement of Additional Information Captions
------                      --------------------------------------------

10                          Cover Page and Table of Contents
11                          Capital Stock
                            Cover Page
12                          Cover Page
                            Investment Policies
                            Additional Permitted Investment Activities and
                            Associated Risks
13                          Management
14                          Capital Stock
15                          Management
                            Additional Purchase and Redemption Information
16                          Portfolio Transactions
17                          Capital Stock
18                          Determination of Net Asset Value
                            Additional Purchase and Redemption Information
19                          Federal Income Taxes
20                          Management
21                          Performance Calculations
22                          Financial Information

Part C                      Other Information
------                      -----------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                                        [WELLS FARGO FUNDS LOGO]

WELLS FARGO ALLOCATION FUNDS

                                                                    ------------
                                                                     PROSPECTUS
                                                                    ------------

                    Asset Allocation Fund

                    Growth Balanced Fund

                    Index Allocation Fund

                    Class A, Class B, and Class C

                                                                February 1, 2003

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                      [This page intentionally left blank]

Table of Contents                                                            Allocation Funds
---------------------------------------------------------------------------------------------
Overview                          Objectives and Principal Strategies                       4

Important summary information     Summary of Important Risks                                6
about the Funds.
                                  Performance History                                       8

                                  Summary of Expenses                                      14

                                  Key Information                                          18
---------------------------------------------------------------------------------------------
The Funds                         Asset Allocation Fund                                    20

Important information about       Growth Balanced Fund                                     26
the individual Funds.
                                  Index Allocation Fund                                    32

                                  Additional Strategies and General
                                   Investment Risks                                        38

                                  Organization and Management
                                   of the Funds                                            43
---------------------------------------------------------------------------------------------
Your Investment                   A Choice of Share Classes                                46

How to open an account and        Reductions and Waivers of Sales Charges                  49
how to buy, sell and exchange
Fund shares.                      Exchanges                                                52

                                  Your Account                                             53

                                    How to Buy Shares                                      55

                                    How to Sell Shares                                     58
---------------------------------------------------------------------------------------------
Reference                         Additional Services and
                                   Other Information                                       60
Additional information and
term definitions.                 Description of Master Portfolios                         62

                                  Portfolio Managers                                       66

                                  Glossary                                                 70

Allocation Funds Overview
--------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------------------------------
FUND                             OBJECTIVE
--------------------------------------------------------------------------------------------------------
Asset Allocation Fund            Seeks long-term total return, consistent with reasonable risk.

Growth Balanced Fund             Seeks a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Index Allocation Fund            Seeks to earn a high level of total return, consistent with the assumption of reasonable risk.

4    Allocation Funds Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Fund invests in equity and fixed-income securities in varying proportions, with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed-income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Year Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes before fees and expenses, regardless of market conditions. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed-income securities.

The Fund is a gateway fund that invests in fixed-income and equity master portfolios in varying proportions, with an emphasis on equity portfolios. The Fund's "neutral" target allocation is 65% equity securities and 35% fixed-income securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion of the Fund uses 5 different equity styles, and the fixed-income portion of the Fund uses 3 different fixed-income styles.

The Fund invests in equity and fixed-income securities in varying proportions, with a strong emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed-income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Year Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund's "neutral" target allocation is 100% equity securities and no fixed-income securities.

                                                Allocation Funds Prospectus    5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 20;

..    the "Additional Strategies and General Investment Risks" section beginning on page 38; and

..    the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

     COMMON RISKS FOR THE FUNDS
     Equity Securities
     Each Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

     Foreign Investments
     The Growth Balanced Fund makes foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depository Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

     Debt Securities
     The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

6    Allocation Funds Prospectus

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
FUND                         SPECIFIC RISKS
-----------------------------------------------------------------------------------------------------------
Asset Allocation and Index   The Funds are subject to the "Equity Securities" and "Debt Securities" risks
Allocation Funds             described under "Common Risks for the Funds" on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

Growth Balanced Fund         The Fund is primarily subject to the risks described under "Common Risks for the
                             Funds" on page 6. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

                                                Allocation Funds Prospectus    7

Performance History
--------------------------------------------------------------------------------

     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     Asset Allocation Fund Class A Calendar Year Returns*

     [GRAPHIC]

     '93      14.94%
     '94      (2.82)%
     '95      29.18%
     '96      11.65%
     '97      22.01%
     '98      25.58%
     '99       9.49%
     '00       0.99%
     '01      (7.19)%
     '02     (12.92)%

     Best Qtr.: Q4 '98 - 16.09%    Worst Qtr.: Q3 '02 - (12.39)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

8    Allocation Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

        Average annual total returns/1/

        for the period ended 12/31/02            1 year    5 years  10 years

        Class A Returns Before
         Taxes (Incept. 11/13/86)                (17.94)%   1.13%     7.59%

        Class A Returns After Taxes
         on Distributions                        (18.55)%  (1.11)%    4.83%

        Class A Returns After Taxes
         on Distributions and
         Sale of Fund Shares                     (11.00)%   0.73%     5.38%

        Class B Returns Before
         Taxes (Incept. 1/1/95)/2/               (17.90)%   1.32%     7.57%

        Class C Returns Before
         Taxes (Incept. 4/1/98)/3/               (15.33)%   1.37%     7.46%

        S&P 500 Index (reflects no deduction
         for fees, expenses or taxes)/4/         (22.09)%  (0.58)%    9.34%

        LB 20+ Treasury Index
         (reflects no deduction for fees,
         expenses or taxes)/5/                    17.00%    8.64%     9.54%

     /1/  Returns reflect applicable sales charges.

     /2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.

     /3/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares, adjusted to reflect this Class's fees and expenses.

     /4/  S&P 500 is a registered trademark of Standard & Poor's.

     /5/  Lehman Brothers 20+ Treasury Index.

                                                Allocation Funds Prospectus    9

Performance History
--------------------------------------------------------------------------------

     Growth Balanced Fund Class A Shares Calendar Year Returns*/2/

     [GRAPHIC]

     '93      10.26%
     '94       0.16%
     '95      23.29%
     '96      14.21%
     '97      20.78%
     '98      22.37%
     '99      12.12%
     '00       7.59%
     '01      (3.15)%
     '02     (15.92)%

     Best Qtr.: Q4 '98 - 16.79%    Worst Qtr.: Q3 '02 - (15.64)%

* Returns do not reflect sales charges. If they did, returns would be lower.

10   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

        Average annual total returns/1/

        for the period ended 12/31/02                1 year    5 years  10 years

        Class A Returns Before
         Taxes (Incept. 10/14/98)/2/                 (20.75)%   2.53%     7.81%

        Class A Returns After Taxes
         on Distributions                            (21.21)%   1.03%     6.45%

        Class A Returns After Taxes
         on Distributions and
         Sale of Fund Shares                         (12.74)%   1.68%     6.08%

        Class B Returns Before
         Taxes (Incept. 10/1/98)/2/                  (20.70)%   2.67%     7.65%

        Class C Returns Before
         Taxes (Incept. 10/1/98)/2/                  (18.25)%   2.81%     7.56%

        S&P 500 Index (reflects no deductions
         for fees, expenses or taxes)/3/             (22.09)%  (0.58)%    9.34%

        LB Aggregate Bond Index (reflects no
         deductions for fees, expenses or taxes)/4/   10.25%    7.55%     7.51%

     /1/  Returns reflect applicable sales charges.

     /2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares, adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

     /3/  S&P 500 is a registered trademark of Standard & Poor's.

     /4/  Lehman Brothers Aggregate Bond Index.

                                                Allocation Funds Prospectus   11

Performance History
--------------------------------------------------------------------------------

     Index Allocation Fund Class A Shares Calendar Year Returns*/2/

     [GRAPHIC]

     '93      12.54%
     '94      (0.68)%
     '95      34.71%
     '96      17.04%
     '97      25.18%
     '98      26.56%
     '99      19.56%
     '00      (9.45)%
     '01      13.00)%
     '02     (23.46)%

     Best Qtr.: Q4 '98 - 20.85%    Worst Qtr.: Q3 '02 - (17.56)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

12   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

        Average annual total returns/1/

        for the period ended 12/31/02          1 year    5 years   10 years

        Class A Returns Before
         Taxes (Incept. 4/7/88)/2/             (27.88)%  (2.98)%    6.61%

        Class A Returns After Taxes
         on Distributions                      (27.90)%  (3.84)%    4.48%

        Class A Returns After Taxes
         on Distributions and
         Sale of Fund Shares                   (17.10)%  (2.09)%    4.86%

        Class B Returns Before
         Taxes (Incept. 12/15/97)/3/           (27.54)%  (2.80)%    6.51%

        Class C Returns Before
         Taxes (Incept. 7/1/93)/3/             (25.28)%  (2.69)%    6.41%

        S&P 500 Index (reflects no deduction
         for fees, expenses or taxes)/4/       (22.09)%  (0.58)%    9.34%

        LB 20+ Treasury Index (reflects no
         deduction for fees, expenses
         or taxes)/5/                           17.00%    8.64%     9.54%

     /1/  Returns reflect applicable sales charges.

     /2/ Performance shown for the Class A shares for the periods prior to December 15, 1997 reflects performance of the Class A shares of the Overland Express Index Allocation Fund (the "Overland Fund").

     /3/ Performance shown for the Class B and Class C shares prior to December 15, 1997 reflects the performance of the Class D shares of the Overland Fund adjusted to reflect the Class B and Class C fees and expenses, respectively. For the periods prior to July 1, 1993, the Class B and Class C share performance reflects the performance of the Class A shares of the Overland Fund adjusted to reflect the Class B and Class C fees and expenses, respectively.

     /4/  S&P 500 is a registered trademark of Standard & Poor's.

     /5/  Lehman Brothers 20+ Treasury Index.

                                                Allocation Funds Prospectus   13

Allocation Funds
--------------------------------------------------------------------------------

     These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

     ---------------------------------------------------------------------------
     SHAREHOLDER FEES
     ---------------------------------------------------------------------------

                                                                         All Funds
                                                                ---------------------------
                                                                 CLASS A   CLASS B  CLASS C
     --------------------------------------------------------------------------------------
        Maximum sales charge (load) imposed on purchases
         (as a percentage of offering price)                      5.75%      None    1.00%

        Maximum deferred sales charge (load) (as a
         percentage of the lower of the Net Asset Value
         ("NAV") at purchase or the NAV at redemption)            None/1/    5.00%   1.00%
     --------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)
     ---------------------------------------------------------------------------

        -----------------------------------------------------------------------------------
                                                                     Asset Allocation
                                                                           Fund
                                                             ------------------------------
                                                             CLASS A      CLASS B   CLASS C
        -----------------------------------------------------------------------------------
        Management Fees                                       0.75%        0.75%     0.75%
        Distribution (12b-1) Fees                             0.00%        0.75%     0.75%
        Other Expenses/2/                                     0.59%        0.65%     0.61%
        -----------------------------------------------------------------------------------
        TOTAL ANNUAL FUND OPERATING EXPENSES                  1.34%        2.15%     2.11%
        -----------------------------------------------------------------------------------
        Fee Waivers                                           0.19%        0.25%     0.21%
        -----------------------------------------------------------------------------------
        NET EXPENSES/3/                                       1.15%        1.90%     1.90%
        -----------------------------------------------------------------------------------

     /1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.

     /2/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.

     /3/ The adviser has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

     /4/ Expenses for the Growth Balanced Fund include expenses allocated from the master portfolios in which the Fund invests.

14   Allocation Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

                  Growth Balanced                Index Allocation
                      Fund/4/                         Fund
        -------------------------------------------------------------
          CLASS A   CLASS B    CLASS C   CLASS A   CLASS B    CLASS C
        -------------------------------------------------------------
           0.83%     0.83%      0.83%     0.75%     0.75%      0.75%
           0.00%     0.75%      0.75%     0.00%     0.75%      0.75%
           0.37%     0.55%      0.59%     0.68%     0.93%      0.71%
        -------------------------------------------------------------
           1.20%     2.13%      2.17%     1.43%     2.43%      2.21%
        -------------------------------------------------------------
           0.00%     0.18%      0.22%     0.13%     0.38%      0.16%
        -------------------------------------------------------------
           1.20%     1.95%      1.95%     1.30%     2.05%      2.05%
        -------------------------------------------------------------

                                                Allocation Funds Prospectus   15

Allocation Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

     These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

     You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

                                                Asset Allocation
                                                      Fund
                                    -----------------------------------------
                                    CLASS A          CLASS B          CLASS C
     ------------------------------------------------------------------------
      1 YEAR                        $   685          $   693          $   391
      3 YEARS                       $   957          $   949          $   734
      5 YEARS                       $ 1,250          $ 1,331          $ 1,204
     10 YEARS                       $ 2,079          $ 2,160          $ 2,501
     ------------------------------------------------------------------------

     ------------------------------------------------------------------------
     You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:
     ------------------------------------------------------------------------
                                                Asset Allocation
                                                      Fund
                                    -----------------------------------------
                                    CLASS A          CLASS B          CLASS C
     ------------------------------------------------------------------------
      1 YEAR                        $   685          $   193          $   291
      3 YEARS                       $   957          $   649          $   734
      5 YEARS                       $ 1,250          $ 1,131          $ 1,204
     10 YEARS                       $ 2,079          $ 2,160          $ 2,501
     ------------------------------------------------------------------------

16   Allocation Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
                   Growth Balanced                  Index Allocation
                        Fund                             Fund
     ---------------------------------------------------------------------
           CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
     ---------------------------------------------------------------------
           $    690   $    698   $    396   $    700   $    708   $    406
           $    934   $    950   $    751   $    989   $  1,021   $    769
           $  1,197   $  1,328   $  1,233   $  1,300   $  1,461   $  1,258
           $  1,946   $  2,099   $  2,561   $  2,179   $  2,372   $  2,606
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
                  Growth Balanced                  Index Allocation
                       Fund                             Fund
     ---------------------------------------------------------------------
           CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
     ---------------------------------------------------------------------
           $    690   $    198   $    296   $    700   $    208   $    306
           $    934   $    650   $    751   $    989   $    721   $    769
           $  1,197   $  1,128   $  1,233   $  1,300   $  1,261   $  1,258
           $  1,946   $  2,099   $  2,561   $  2,179   $  2,372   $  2,606
     ---------------------------------------------------------------------

                                                Allocation Funds Prospectus   17

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

     Master/Gateway(SM) Structure
     The Growth Balanced Fund is a gateway fund in a Master/Gateway(SM) structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolio(s). Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined terms. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.
     ---------------------------------------------------------------------------
     Important information you should look for as you decide to invest in a
     Fund: The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.
     ---------------------------------------------------------------------------
     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .  what the Fund is trying to achieve;

     .  how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.
     ---------------------------------------------------------------------------
     Permitted Investments
     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.
     ---------------------------------------------------------------------------
     Important Risk Factors
     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

18   Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Asset Allocation Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Galen G. Blomster, CFA
     ---------------------------------------------------------------------------
     Investment Objective
     The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.
     ---------------------------------------------------------------------------
     Investment Strategies
     The Fund invests in equity and fixed-income securities in varying proportions, with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed-income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Year Treasury Index. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed-income securities.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed-income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.
     ---------------------------------------------------------------------------
     Permitted Investments
     The asset classes we invest in are:

     . Stock Investments--We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

     . Bond Investments--We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Year Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

     We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

     The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations.
     ---------------------------------------------------------------------------
     Important Risk Factors
     The Fund is subject to the "Equity Securities" and "Debt Securities" risks described under "Common Risks for the Funds" on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 38. These considerations are all important to your investment choice.

20   Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Asset Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

     FOR A SHARE OUTSTANDING

                                                          CLASS A SHARES--COMMENCED
                                                          ON NOVEMBER 13, 1986
                                                        --------------------------------------------------------------------
                                                           Sept. 30,        Sept. 30,         Sept. 30,         Sept. 30,
     For the period ended:                                   2002             2001              2000             1999/1/
                                                        --------------------------------------------------------------------
     Net asset value, beginning of period               $       18.72     $       24.36     $       25.84     $       25.65

     Income from investment operations:
        Net investment income (loss)                             0.32              0.36              0.55              0.36
        Net realized and unrealized gain (loss)
         on investments                                         (2.52)            (3.87)             2.21              0.19

     Total from investment operations                           (2.20)            (3.51)             2.76              0.55

     Less distributions:
        Dividends from net investment income                    (0.32)            (0.36)            (0.55)            (0.36)
        Distributions from net realized gain                    (1.23)            (1.77)            (3.69)             0.00

     Total distributions                                        (1.55)            (2.13)            (4.24)            (0.36)

     Net asset value, end of period                     $       14.97     $       18.72     $       24.36     $       25.84

     Total return/4/                                           (13.20)%          (15.52)%           11.96%             2.10%

     Ratios/supplemental data:
        Net assets, end of period (000s)                $     763,925     $     989,513     $   1,266,358     $   1,310,935

     Ratios to average net assets/6/:
        Ratio of expenses to average net assets                  1.09%             0.99%             0.99%             0.95%
        Ratio of net investment income (loss) to
         average net assets                                      1.76%             1.71%             2.20%             2.08%

     Portfolio turnover                                            23%               54%               37%               29%

     Ratio of expenses to average net assets prior to
      waived fees and reimbursed expenses/5/,/6/                 1.34%             1.20%             1.18%             0.96%

/1/  The Fund changed its fiscal year-end from February 28 to September 30.

/2/  The Fund changed its fiscal year-end from March 31 to February 28.

/3/ This ratio includes activity of the Master Portfolio prior to December 15, 1997.

/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios shown for periods of less than one year are annualized.

22   Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                    CLASS B SHARES--COMMENCED
                                    ON JANUARY 1, 1995
-------------------------------------------------------------------------------------------------------------------------------
       Feb. 28,      March 31,       Sept. 30,      Sept. 30,      Sept. 30,     Sept. 30,       Feb. 28,        March 31,
       1999/2/         1998             2002           2001           2000        1999/1/        1999/2/           1998
-------------------------------------------------------------------------------------------------------------------------------
     $     24.99    $     20.30     $     11.36    $     14.78    $     15.63   $     15.55     $     15.16     $     12.29

            0.38           0.69            0.11           0.13           0.22          0.18            0.13            0.29

            2.92           6.37           (1.53)         (2.35)          1.35          0.08            1.77            3.89

            3.30           7.06           (1.42)         (2.22)          1.57          0.26            1.90            4.18

           (0.33)         (0.69)          (0.11)         (0.13)         (0.19)        (0.18)          (0.11)          (0.29)
           (2.31)         (1.68)          (0.74)         (1.07)         (2.23)         0.00           (1.40)          (1.02)

           (2.64)         (2.37)          (0.85)         (1.20)         (2.42)        (0.18)          (1.51)          (1.31)

     $     25.65    $     24.99     $      9.09    $     11.36    $     14.78   $     15.63     $     15.55     $     15.16

           13.69%         36.08%         (13.83)%       (16.18)%        11.21%         1.68%          12.98%          35.16%

     $ 1,362,966    $ 1,305,848     $   325,790    $   479,035    $   577,526   $   491,284     $   402,991     $   267,060


            0.92%          0.95%/3/        1.84%          1.74%          1.74%         1.63%           1.62%           1.60%/3/

            1.65%          2.99%/3/        1.00%          0.96%          1.45%         1.42%           0.91%           2.15%/3/

              31%            51%/3/          23%            54%            37%           29%             31%             51%/3/


             N/A            N/A            2.15%          1.93%          1.97%         1.68%           1.63%            N/A


                                                Allocation Funds Prospectus   23

Asset Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
     FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                          CLASS C SHARES--COMMENCED
                                                          ON APRIL 1, 1998
                                                          --------------------------------------------------------
                                                          Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   Feb. 28,
     For the period ended:                                  2002        2001        2000       1999/1/      1999
                                                          --------------------------------------------------------
     Net asset value, beginning of period                 $   11.39   $   14.82   $   15.68   $   15.59   $  15.16

     Income from investment operations:
       Net investment income (loss)                            0.11        0.13        0.21        0.18       0.08
       Net realized and unrealized gain (loss)
        on investments                                        (1.53)      (2.35)       1.36        0.09       1.82

     Total from investment operations                         (1.42)      (2.22)       1.57        0.27       1.90

     Less distributions:
       Dividends from net investment income                   (0.11)      (0.13)      (0.19)      (0.18)     (0.07)
       Distributions from net realized gain                   (0.75)      (1.08)      (2.24)       0.00      (1.40)

     Total distributions                                      (0.86)      (1.21)      (2.43)      (0.18)     (1.47)

     Net asset value, end of period                       $    9.11   $   11.39   $   14.82   $   15.68   $  15.59

     Total return/2/                                         (13.86)%    (16.16)%     11.17%       1.69%     12.97%

     Ratios/supplemental data:
       Net assets, end of period (000s)                   $  23,466   $  31,536   $  32,911   $  20,218   $ 10,076

     Ratios to average net assets/4/:
       Ratio of expenses to average net assets                 1.84%       1.74%       1.74%       1.64%      1.64%
       Ratio of net investment income (loss) to
        average net assets                                     1.01%       0.96%       1.42%       1.46%      0.69%

     Portfolio turnover                                          23%         54%         37%         29%        31%

     Ratio of expenses to average net assets prior to
      waived fees and reimbursed expenses/3/,/4/               2.11%       1.89%       1.91%       1.70%      1.85%

/1/  The Fund changed its fiscal year-end from February 28 to September 30.

/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/4/  Ratios shown for periods of less than one year are annualized.

24   Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Growth Balanced Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

     ---------------------------------------------------------------------------
     Investment Strategies
     The Fund is a gateway fund that invests in fixed-income and equity master portfolios in varying proportions, with an emphasis on equity portfolios. The Fund's "neutral" target allocation is 65% equity securities and 35% fixed-income securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment. We currently invest in 12 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed-income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

     ---------------------------------------------------------------------------
     Permitted Investments
     We invest the equity portion of the portfolio in 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed-income portion of the portfolio in 3 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments.

     The percentage of Fund assets that we invest in different master portfolios may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund's total assets in fixed-income securities. When market conditions are not "normal," as determined by the model, the Fund's target allocation may be as low as 20% in fixed-income securities, and these conditions may last for extended periods of time.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------
     Target Allocations

                          Neutral Target Allocations    Target Allocation Ranges
     Equity Styles                   65%                        50-80%
     Fixed-Income Styles             35%                        20-50%

26   Allocation Funds Prospectus

--------------------------------------------------------------------------------
Portfolio Allocation
The Fund's "neutral" portfolio allocations are as follows:

Investment Style/Portfolios                             Allocation

Diversified Equity Style                                    65%
        Index Portfolio                                          16.25%
        Equity Income Portfolio                                  16.25%
        Large Company Style                                      16.25%
                Disciplined Growth Portfolio                             1.625%
                Large Cap Appreciation Portfolio                         1.625%
                Large Company Growth Portfolio                            13.0%
        Small Cap Style                                            6.5%
                Small Cap Index Portfolio                                2.167%
                Small Company Growth Portfolio                           2.167%
                Small Company Value Portfolio                            2.167%
        International Style                                       9.75%
                International Equity Portfolio                            9.75%
Diversified Bond Style                                      35%
        Managed Fixed Income Portfolio                            17.5%
        Strategic Value Bond Portfolio                            5.85%
        Tactical Maturity Bond Portfolio                         11.65%
TOTAL FUND ASSETS                                          100%

                                                Allocation Funds Prospectus   27

Growth Balanced Fund
--------------------------------------------------------------------------------

Portfolio Management
Please see the "Description of Master Portfolios" section on page 62 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 66 for the professional summaries for these managers.

Master Portfolio              Sub-Adviser          Portfolio Manager(s)

Disciplined Growth            Smith                Stephen S. Smith, CFA
Equity Income                 Wells Capital        David L. Roberts, CFA and
                              Management           Gary J. Dunn, CFA
Index                         Wells Capital        Laurie R. White and
                              Management           Gregory T. Genung, CFA
International Equity          Wells Capital        Sabrina Yih, CFA
                              Management
Large Cap Appreciation        Cadence              David B. Breed, CFA;
                                                   William B. Bannick, CFA
                                                   and Katherine A. Burdon, CFA
Large Company Growth          Peregrine            John S. Dale, CFA and
                                                   Gary E. Nussbaum, CFA
Managed Fixed Income          Galliard             Richard Merriam, CFA,
                                                   and Ajay Mirza, CFA
Small Cap Index               Wells Capital        Laurie R. White and
                              Management           Gregory T. Genung, CFA
Small Company Growth          Peregrine            Robert B. Mersky, CFA;
                                                   Paul E. von Kuster, CFA
                                                   and Daniel J. Hagen, CFA
Small Company Value           Peregrine            Tasso H. Coin, Jr., CFA and
                                                   Douglas G. Pugh, CFA
Strategic Value Bond          Galliard             Richard Merriam, CFA
                                                   and John Huber
Tactical Maturity Bond        Peregrine            William D.Giese, CFA and
                                                   Jay H. Strohmaier

Important Risk Factors
The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 38. These considerations are all important to your investment choice.

28   Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Growth Balanced Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions) KPMG LLP audited this information which along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
     FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                          CLASS A SHARES--COMMENCED
                                                          ON OCTOBER 14,1998
                                                          --------------------------------------------------------
                                                          Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,    May 31,
     For the period ended:                                  2002        2001        2000       1999/1/      1999
                                                          --------------------------------------------------------
     Net asset value, beginning of period                 $   29.18   $   34.96   $   32.69   $   32.78   $  28.09

     Income from investment operations:
       Net investment income (loss)                            0.38        0.59        0.62        0.16       0.63
       Net realized and unrealized gain (loss)
        on investments                                        (3.88)      (3.72)       4.05       (0.25)      5.67

     Total from investment operations                         (3.50)      (3.13)       4.67       (0.09)      6.30

     Less distributions:
       Dividends from net investment income                   (0.23)      (0.62)      (0.59)       0.00      (0.58)
       Distributions from net realized gain                   (1.18)      (2.03)      (1.81)       0.00      (1.03)

     Total distributions                                      (1.41)      (2.65)      (2.40)       0.00      (1.61)

     Net asset value, end of period                       $   24.27   $   29.18   $   34.96   $   32.69   $  32.78

     Total return/4/                                         (12.99)%     (9.78)%     14.86%      (0.27)%    22.83%

     Ratios/supplemental data:
       Net assets, end of period (000s)                   $  32,370   $  25,049   $  17,976   $   6,552   $  3,667

     Ratios to average net assets/6/:
       Ratio of expenses to average net assets/2/              1.15%       1.15%       1.15%       1.15%      1.15%
       Ratio of net investment income (loss) to
        average net assets                                     1.60%       1.93%       2.05%       1.83%      1.92%

     Portfolio turnover/3/                                       48%         60%         56%         11%        49%

     Ratio of expenses to average net assets
      prior to waived fees and reimbursed
      expenses/2/,/5/,/6/                                      1.18%       1.30%       1.37%       1.67%      1.88%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios shown for periods of less than one year are annualized.

30   Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------
         CLASS B SHARES--COMMENCED                             CLASS C SHARES--COMMENCED
         ON OCTOBER 1, 1998                                    ON OCTOBER 1, 1998
     ------------------------------------------------------------------------------------------------------------------
         Sept. 30,  Sept. 30,   Sept. 30,  Sept. 30,  May 31,   Sept. 30,  Sept. 30,   Sept. 30,   Sept. 30,    May 31,
           2002       2001        2000      1999/1/    1999       2002        2001        2000      1999/1/      1999
     ------------------------------------------------------------------------------------------------------------------
         $   26.92   $  32.50   $  30.59   $  30.76   $ 26.96   $  26.91   $   32.50   $   30.65   $   30.79   $  26.96


              0.19       0.39       0.42       0.10      0.56       0.17        0.39        0.48        0.07       0.65

             (3.59)     (3.50)      3.71      (0.27)     4.82      (3.57)      (3.50)       3.66       (0.21)      4.79

             (3.40)     (3.11)      4.13      (0.17)     5.38      (3.40)      (3.11)       4.14       (0.14)      5.44


             (0.12)     (0.44)     (0.41)      0.00     (0.55)     (0.11)      (0.45)      (0.48)       0.00      (0.58)
             (1.18)     (2.03)     (1.81)      0.00     (1.03)     (1.18)      (2.03)      (1.81)       0.00      (1.03)

             (1.30)     (2.47)     (2.22)      0.00     (1.58)     (1.29)      (2.48)      (2.29)       0.00      (1.61)

         $   22.22   $  26.92   $  32.50   $  30.59   $ 30.76   $  22.22   $   26.91   $   32.50   $   30.65   $  30.79

            (13.68)%   (10.45)%    14.04%     (0.55)%   20.36%    (13.67)%    (10.46)%     14.06%      (0.45)%    20.59%


         $  66,337   $ 48,487   $ 20,198   $ 11,967   $ 8,978   $ 18,484   $  11,265   $   6,564   $   2,153   $  1,236


              1.90%      1.90%      1.90%      1.90%     1.75%      1.90%       1.90%       1.90%       1.68%      1.68%

              0.85%      1.16%      1.28%      1.08%     1.34%      0.85%       1.18%       1.31%       1.30%      1.45%

                48%        60%        56%        11%       49%        48%         60%         56%         11%        49%



              2.13%      2.16%      2.15%      2.31%     2.43%      2.17%       2.06%       2.12%       2.46%      4.43%

                                                Allocation Funds Prospectus   31

Index Allocation Fund
--------------------------------------------------------------------------------

     Portfolio Manager:  Galen G. Blomster, CFA

     ---------------------------------------------------------------------------
     Investment Objective
     The Index Allocation Fund seeks to earn a high level of total return, consistent with the assumption of reasonable risk.

     ---------------------------------------------------------------------------
     Investment Strategies
     The Fund invests in equity and fixed-income securities in varying proportions, with a strong emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed-income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Year Treasury Index. The Fund's "neutral" target allocation is 100% equity securities and no fixed-income securities.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed-income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

     ---------------------------------------------------------------------------
     Permitted Investments
     The asset classes we invest in are:

     . Stock Investments--We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

     . Bond Investments--We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Year Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

     We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model. Under normal market circumstances, we invest at least 80% of the Fund's assets in securities representative of the S&P 500 Index.

     The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations.

32   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is subject to the "Equity Securities" and "Debt Securities" risks described under "Common Risks for the Funds" on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 38.These considerations are all important to your investment choice.

                                                Allocation Funds Prospectus   33

Index Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

     ---------------------------------------------------------------------------
     FOR A SHARE OUTSTANDING
     ---------------------------------------------------------------------------

                                                          CLASS A SHARES--
                                                          COMMENCED
                                                          ON APRIL 7, 1988
                                                          --------------------------------------------------------
                                                          Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   Feb. 28,
     For the period ended:                                  2002        2001        2000       1999/1/    1999/2/
                                                          --------------------------------------------------------
     Net asset value, beginning of period                 $  14.03   $   21.50   $   19.72   $   19.04   $  17.55

     Income from investment operations:
       Net investment income (loss)                           0.03        0.01        0.01        0.02       0.03
       Net realized and unrealized gain (loss)
        on investments                                       (2.87)      (5.41)       2.48        0.68       2.14

     Total from investment operations                        (2.84)      (5.40)       2.49        0.70       2.17

     Less distributions:
       Dividends from net investment income                   0.00        0.00        0.00       (0.02)     (0.03)
       Distributions from net realized gain                  (0.63)      (2.07)      (0.71)       0.00      (0.65)

     Total distributions                                     (0.63)      (2.07)      (0.71)      (0.02)     (0.68)

     Net asset value, end of period                       $  10.56   $   14.03   $   21.50   $   19.72   $  19.04

     Total return/4/                                        (21.55)%    (27.42)%     12.63%       3.68%     12.60%

     Ratios/supplemental data:
       Net assets, end of period (OOOs)                   $ 36,770   $  57,833   $  89,608   $  94,676   $ 92,655

     Ratios to average net assets/6/:
       Ratio of expenses to average net assets                1.30%       1.30%       1.30%       1.26%      1.29%
       Ratio of net investment income (loss) to
        average net assets                                    0.20%       0.01%      (0.01)%      0.15%      0.19%

     Portfolio turnover                                          4%          4%          7%          3%        12%

     Ratio of expenses to average net assets
      prior to waived fees and reimbursed
      expenses/5/,/6/                                         1.43%       1.30%       1.32%       1.26%       N/A

/1/  The Fund changed its fiscal year-end from February 28 to September 30.

/2/  The Fund changed its fiscal year-end from March 31 to February 28.

/3/  The Fund changed its fiscal year-end from December 31 to March 31.

/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios shown for periods of less than one year are annualized.

34   Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                CLASS B SHARES--
                                COMMENCED
                                ON DECEMBER 15, 1997
     ----------------------------------------------------------------------------------------------------------
          March 31,  Dec. 31,   Sept.30,   Sept.30,   Sept.30,    Sept. 30,   Feb. 28,   March 31,   Dec. 31,
          1998/3/      1997       2002       2001       2000       1999/1/    1999/2/     1998/3/      1997
     ----------------------------------------------------------------------------------------------------------
          $  15.51   $  13.99   $  17.03   $  26.30   $ 24.30     $  23.55   $   21.81   $   19.31   $  18.99


              0.01       0.28      (0.11)     (0.16)    (0.15)       (0.05)      (0.07)      (0.01)      0.00

              2.04       3.23      (3.43)     (6.58)     3.02         0.80        2.61        2.51       0.32

              2.05       3.51      (3.54)     (6.74)     2.87         0.75        2.54        2.50       0.32


             (0.01)     (0.28)      0.00       0.00      0.00         0.00        0.00        0.00       0.00
              0.00      (1.71)     (0.77)     (2.53)    (0.87)        0.00       (0.80)       0.00       0.00

             (0.01)     (1.99)     (0.77)     (2.53)    (0.87)        0.00       (0.80)       0.00       0.00

          $  17.55   $  15.51   $  12.72   $  17.03   $ 26.30     $  24.30   $   23.55   $   21.81   $  19.31

             13.23%     25.18%    (22.15)%   (27.98)%   11.81%        3.18%      11.88%      12.95%      1.69%


          $ 92,733   $ 80,512   $ 12,478   $ 19,755   $29,726     $ 19,431   $  12,568   $   3,322   $    356


              1.31%      1.26%      2.05%      2.05%     2.05%        2.03%       2.04%       2.06%      2.05%

              0.30%      1.82%     (0.55)%    (0.74)%   (0.78)%      (0.61)%     (0.57)%     (0.43)%    (0.17)%

                 0%        80%         4%         4%        7%           3%         12%          0%        80%



              1.32%      1.29%      2.43%      2.15%     2.18%        2.07%       2.26%       4.03%     15.17%

                                                Allocation Funds Prospectus   35

Index Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

     ---------------------------------------------------------------------------
     FOR A SHARE OUTSTANDING
     ---------------------------------------------------------------------------

                                               CLASS C SHARES--
                                               COMMENCED
                                               ON JULY 1, 1993
                                               ---------------------------------
                                               Sept. 30,   Sept. 30,   Sept. 30,
   For the period ended:                         2002        2001        2000
                                               ---------------------------------
   Net asset value, beginning of period        $  17.04    $   26.31   $   24.32

   Income from investment operations:
     Net investment income (loss)                 (0.12)       (0.21)      (0.22)
     Net realized and unrealized gain (loss)
      on investments                              (3.43)       (6.53)       3.08

   Total from investment operations               (3.55)       (6.74)       2.86

   Less distributions:
     Dividends from net investment income          0.00         0.00        0.00
     Distributions from net realized gain         (0.77)       (2.53)      (0.87)

   Total distributions                            (0.77)       (2.53)      (0.87)

   Net asset value, end of period              $  12.72    $   17.04   $   26.31

   Total return/4/                               (22.20)%     (27.97)%     11.76%

   Ratios/supplemental data:
     Net assets, end of period (OOOs)          $ 24,575    $  44,621   $  77,008

   Ratios to average net assets/6/:
     Ratio of expenses to average net assets       2.05%        2.05%       2.05%
     Ratio of net investment income (loss) to
      average net assets                          (0.56)%      (0.74)%     (0.76)%

   Portfolio turnover                                 4%           4%          7%

  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/5/,/6/                                 2.21%        2.05%       2.13%

/1/  The Fund changed its fiscal year-end from February 28 to September 30.

/2/  The Fund changed its fiscal year-end from March 31 to February 28.

/3/  The Fund changed its fiscal year-end from December 31 to March 31.

/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios shown for periods of less than one year are annualized.

36   Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

     --------------------------------------------------------
         Sept. 30,      Feb. 28,     March 31,       Dec. 31,
          1999/1/       1999/2/       1998/3/          1997
     --------------------------------------------------------

          $  23.56      $  21.82      $  19.32      $  17.42


             (0.07)        (0.10)        (0.02)         0.20

              0.83          2.64          2.52          4.00

              0.76          2.54          2.50          4.20


              0.00          0.00          0.00         (0.20)
              0.00         (0.80)         0.00         (2.10)

              0.00         (0.80)         0.00         (2.30)

          $  24.32      $  23.56      $  21.82      $  19.32

              3.23%        11.88%        13.00%        24.07%


          $ 77,530      $ 67,364      $ 56,164      $ 46,084


              2.01%         2.05%         2.05%         2.02%

             (0.60)%       (0.56)%       (0.44)%        1.00%

                 3%           12%            0%           80%



              2.02%         2.06%         2.09%         2.05%

                                                Allocation Funds Prospectus   37

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Growth Balanced Fund is subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in the Fund's NAV. This risk may occur when the Fund makes investments in derivatives, such as options or futures contracts.

     . The Growth Balanced Fund invests in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets which are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

     . The Funds may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Growth Balanced Fund may invest a portion of its assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the

38   Allocation Funds Prospectus

--------------------------------------------------------------------------------

        securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government's guarantee does not extend to the Fund itself.

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Emerging Market Risk--The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

                                                Allocation Funds Prospectus   39

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

40   Allocation Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each Fund. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

------------------------------------------------------------------------------------------------------------------------------
                                                                                              ASSET       GROWTH       INDEX
  INVESTMENT PRACTICE                                               PRINCIPAL RISK(S)       ALLOCATION   BALANCED   ALLOCATION
------------------------------------------------------------------------------------------------------------------------------
  Borrowing Policies
  The ability to borrow money for temporary purposes                Leverage Risk               X           X           X
  (e.g. to meet shareholder redemptions).

  Emerging Markets
  Securities of companies based in countries considered             Emerging Market,
  developing or to have "emerging" stock markets. Generally these   Foreign Investment,
  securities have the same type of risks as foreign securities,     Regulatory, Liquidity
  but to a higher degree.                                           and Currency Risk

  Floating and Variable Rate Debt
  Instruments with interest rates that are adjusted either          Interest Rate                           X
  on a schedule or when an index or benchmark changes.              and Credit Risk

  Foreign Obligations
  Dollar-denominated debt obligations of non-U.S. companies,        Foreign Investment,                     X
  foreign banks, foreign governments, and other foreign             Regulatory and
  entities.                                                         Liquidity Risk

  Foreign Securities
  Equity securities issued by a non-U.S. company, which may         Foreign Investment,                     X
  be in the form of an ADR or similar investment.                   Regulatory, Liquidity
                                                                    and Currency Risk
  Forward Commitment, When-Issued and Delayed
  Delivery Transactions
  Securities bought or sold for delivery at a later date or         Interest Rate, Leverage     X           X           X
  bought or sold for a fixed price at a fixed date.                 Risk, and Credit Risk

  Illiquid Securities
  A security which may not be sold or disposed of in the ordinary   Liquidity Risk              X           X           X
  course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.

  Loans of Portfolio Securities
  The practice of loaning securities to brokers, dealers and        Credit, Counter-Party       X           X           X
  financial institutions to increase returns on those               and Leverage Risk
  securities. Loans may be made up to 1940 Act limits
  (currently one-third of total assets, including the value
  of the collateral received).

                                                Allocation Funds Prospectus   41

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                              ASSET       GROWTH       INDEX
  INVESTMENT PRACTICE                                               PRINCIPAL RISK(S)       ALLOCATION   BALANCED   ALLOCATION
------------------------------------------------------------------------------------------------------------------------------
  Mortgage- and Asset-Backed Securities
  Securities consisting of undivided fractional interests           Interest Rate, Credit                   X
  in pools of consumer loans, such as mortgage loans, car           and Prepayment/
  loans, credit card debt or receivables held in trust.             Extension Risk

  Options
  The right or obligation to receive or deliver a security          Credit and                  X           X           X
  or cash payment depending on the security's price or the          Liquidity Risk
  performance of an index or benchmark. Types of
  options used may include: options on securities,
  options on a stock index, stock index futures and
  options on stock index futures to protect liquidity
  and portfolio value.

  Other Mutual Funds
  Investments by the Fund in shares of other mutual funds,          Market Risk                 X           X           X
  which will cause Fund shareholders to bear a pro rata
  portion of the other fund's expenses, in addition to
  the expenses paid by the Fund.

  Privately Issued Securities
  Securities that are not publicly traded but which may or          Liquidity Risk              X           X           X
  may not be resold in accordance with Rule 144A under
  the Securities Act of 1933.

  Repurchase Agreements
  A transaction in which the seller of a security agrees to         Credit and                  X           X           X
  buy back a security at an agreed upon time and price,             Counter-Party Risk
  usually with interest.

  Small Company Securities
  Investments in small companies, which may be less liquid          Small Company                           X
  and more volatile than investments in larger companies.           Investment, Market and
                                                                    Liquidity Risk.

  Stripped Obligations
  Securities that give ownership to either future payments          Interest Rate Risk                      X
  of interest or a future payment of principal, but not both.
  These securities tend to have greater interest rate
  sensitivity than conventional debt.

42   Allocation Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust ("the Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

--------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                         Supervises the Funds' activities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      INVESTMENT ADVISER                              CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC          Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA          6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities   Provides safe keeping for the Funds'
                                           assets
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISER
--------------------------------------------------------------------------------
                      Wells Capital Management Incorporated
                                525 Market Street
                                San Francisco, CA
                 Responsible for day-to-day portfolio management
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                             SHAREHOLDER
                                 TRANSFER                     SERVICING
   ADMINISTRATOR                  AGENT                        AGENTS
--------------------------------------------------------------------------------
  Wells Fargo Funds          Boston Financial Data          Various Agents
  Management, LLC            Services, Inc.
  525 Market St.             Two Heritage Dr.
  San Francisco, CA          Quincy, MA

  Manages the                Maintains records              Provide
  Funds' business            of shares and                  services to
  activities                 supervises the payment         customers
                             of dividends
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
         Advise current and prospective shareholders on Fund investments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

                                                Allocation Funds Prospectus   43

Organization and Management of the Funds
--------------------------------------------------------------------------------

     The Investment Adviser
     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. As of September 30, 2002, Funds Management and its affiliates managed over $171 billion in assets. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus.

     The Growth Balanced Fund is a gateway fund that invests in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of the Fund's average daily net assets for providing advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of the Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

     Dormant Investment Advisory Arrangements
     Under the investment advisory contract for the Growth Balanced Fund, Funds Management acts as investment adviser for the Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as the Fund invests substantially all of its assets in one or more master portfolios. If the Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

     The Growth Balanced Fund has a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which the Fund invests. Under this arrangement, if the Fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

     The Sub-Advisers
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for each of the Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management also is the sub-adviser for the Index, Equity Income, Small Cap Index and International Equity Portfolios in which the Growth Balanced Fund invests a portion of its assets. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2002, Wells Capital Management managed assets aggregating in excess of $106 billion.

     Cadence Capital Management ("Cadence"), a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, Massachusetts 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio in which the Growth Balanced Fund invests a portion of its assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a

44   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors. As of September 30, 2002, Cadence managed approximately $4.1 billion in assets.

     Galliard Capital Management, Inc. ("Galliard"), located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Strategic Value Bond and Managed Fixed Income Portfolios in which the Growth Balanced Fund invests a portion of its assets. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of September 30, 2002, Galliard managed approximately $12.5 billion in assets.

     Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Wells Fargo Bank, Minnesota, N.A. located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth, Small Company Value and Tactical Maturity Bond Portfolios in which the Growth Balanced Fund invests a portion of its assets. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2002, Peregrine managed approximately $8.6 billion in assets.

     Smith Asset Management Group, L.P. ("Smith Group"), located at 200 Crescent Court, Suite 850, Dallas, Texas 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which the Growth Balanced Fund invests. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2002, the Smith Group managed over $600 million in assets.

     The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator
     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of each Fund.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for each Fund class. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                Allocation Funds Prospectus   45

A Choice of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

     . Class C Shares--with a front-end sales charge and a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

     The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer instead to see "every dollar working" from the moment you invest. If so, then consider Class B shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares.

     Class B and Class C shares are available for all of the Funds in this Prospectus. Class C shares are similar to Class B shares in that they have higher ongoing expenses than the Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

     Orders for Class B shares of $250,000 or more either will be treated as orders for Class A shares or will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also either will be treated as orders for Class A shares or will be refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reductions and Waivers of Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

     Class A Share Sales Charge Schedule
     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

46   Allocation Funds Prospectus

     ---------------------------------------------------------------------------
     CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
     ---------------------------------------------------------------------------
                                    FRONT-END SALES            FRONT-END SALES
         AMOUNT OF                   CHARGE AS % OF             CHARGE AS % OF
         PURCHASE                PUBLIC OFFERING PRICE       NET AMOUNT INVESTED

     Less than $50,000                   5.75%                       6.10%

     $50,000 to $99,999                  4.75%                       4.99%

     $100,000 to $249,999                3.75%                       3.90%

     $250,000 to $499,999                2.75%                       2.83%

     $500,000 to $999,999                2.00%                       2.04%

     $1,000,000 and over/1/              0.00%                       0.00%

     /1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

     Class B Share CDSC Schedule
     If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Waivers" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

     ---------------------------------------------------------------------------
     CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS  8 YEARS
     CDSC                 5.00%   4.00%    3.00%     3.00%   2.00%     1.00%   0.00%   A shares

     The CDSC percentage you pay is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

     To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

     After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

     Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

                                                Allocation Funds Prospectus   47

A Choice of Share Classes
--------------------------------------------------------------------------------

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

     ---------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC
     SCHEDULE:
     ---------------------------------------------------------------------------
     REDEMPTION WITHIN  1 YEAR 2 YEARS 3 YEARS 4 YEARS 5 YEARS 6 YEARS 7 YEARS

     CDSC                5.00%  4.00%   3.00%   3.00%   2.00%   1.00%  A shares

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to March
     3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

     ---------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO MARCH 3, 1997 HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------
     REDEMPTION WITHIN  1 YEAR 2 YEARS 3 YEARS 4 YEARS 5 YEARS 6 YEARS 7 YEARS

     CDSC                3.00%  2.00%   1.00%   1.00%   0.00%   0.00%  A shares

     Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

     ---------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN 1 YEAR 2 YEARS 3 YEARS 4 YEARS 5 YEARS 6 YEARS 7 YEARS 8 YEARS
     CDSC               4.00%  3.00%   3.00%   2.00%   2.00%   1.00%   0.00%  A shares

     If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

     Class C Share Sales Charges
     If you choose Class C shares, you will pay the POP (NAV plus the 1.00% sales charge) and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. The CDSC percentage you pay is applied to the lower of the NAV on the date of original purchase or the NAV on the date of redemption. As a percentage of the net amount invested, the front-end sales charge effectively is 1.01%. Class C shares may be purchased without a front-end sales charge when purchased through a broker-dealer that has entered into an agreement with the Funds' distributor to waive this charge. The distributor pays sales commissions of up to 1.00% to such broker-dealers and up to 2.00% to other selling agents at the time of sale, and up to 1.00% annually to all selling agents thereafter.

     To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

48   Allocation Funds Prospectus

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

     Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

     Class A Share Reductions
     If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and provide appropriate proof of eligibility.

     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

     . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you are investing and the total value of Class A, Class B, and Class C shares of any Wells Fargo Fund already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

     . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A shares or Class B shares within 120 days of the date of the redemption.

     . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

     You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit, including children under the age of twenty-one or single trust estate;

     .  a trustee or fiduciary purchasing for a single fiduciary relationship;
        or

     . the members of a "qualified group" which consists of a "company" (as defined under the 1940 Act, as amended), and related parties of such a "company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                   How a Letter of Intent Can Save You Money!

        If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

                                                Allocation Funds Prospectus   49

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

     Class C Share Reductions
     You pay no sales charge on Class C shares you purchase with the proceeds of a redemption of Class C shares within 120 days of the redemption date.

     Class B and Class C Share CDSC Waivers
     . You pay no CDSC on Funds shares you purchase with reinvested distributions.

     . We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions from traditional Individual Retirement Accounts (IRAs) and certain retirement plans. (See your retirement plan disclosure for information.)

     . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7).)

     . We waive the CDSC for redemptions made at the direction of Funds Management in order, for example, to complete a merger.

     . We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

     .  We waive the Class C share CDSC for certain types of accounts.

     For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, and for all Class C shares within the first year of purchase, no CDSC is imposed on withdrawals that meet of all the following circumstances:

     . withdrawals are made by participating in the Systematic Withdrawal Program; and

     . withdrawals may not exceed 10% of your Fund assets (including "free shares") (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Program).

     Waivers for Certain Parties

     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

     .  Current and retired employees, directors/trustees and officers of:

        . Wells Fargo Funds (including any predecessor funds);

        . Wells Fargo & Company and its affiliates; and

        . family members of any of the above.

     .  Current employees of:

        . Stephens Inc. and its affiliates;

        . broker-dealers who act as selling agents; and

        . immediate family members (spouse, sibling, parent, or child) of any of the above.

50   Allocation Funds Prospectus

--------------------------------------------------------------------------------

Contact your selling agent for further information.

You also may buy Class A and Class C shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution Plan
We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 of the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. For these services, the Class B and Class C shares of the Funds pay 0.75% of their average daily net assets on an annual basis.

These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                Allocation Funds Prospectus   51

Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares that may produce a capital gain or loss for tax purposes.

     . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . You may exchange Class B shares of any Fund for Money Market Fund Class B shares. Class B share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

     . Exchanges may be made between like share classes. Class C shares may be exchanged for Class C shares of other non-money market Funds or for Class A shares of money market Funds. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market Funds. Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

     . In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Funds, the Funds may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3-month period, or seem to be following a timing pattern.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

     Contact your account representative for further details.

52   Allocation Funds Prospectus

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     You Can Buy Fund Shares
     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .  Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

     In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the Adviser, the Distributor or their affiliates in connection with the sale of Fund shares.

                                                Allocation Funds Prospectus   53

Your Account
--------------------------------------------------------------------------------

     Minimum Investments
     .  $1,000 per Fund minimum initial investment; or

     .  $100 per Fund if you use the Systematic Purchase Program; and

     .  $100 per Fund for all investments after your initial investment.

     We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

     Small Account Redemptions
     . We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please consult your selling agent for further details.

54   Allocation Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------

     . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (if no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

     . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Wells Fargo Growth Balanced Fund, Class B." Please note that checks made payable at any other entity other than the full Fund name or "Wells Fargo Funds" will be returned to you.

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

     . You may start your account with $100 if you elect the Systematic Purchase Program option on the Application.

     .  Mail to: Wells Fargo Funds      Overnight Mail Only: Wells Fargo Funds
                 P.O. Box 8266                               Attn: CCSU-Boston
                 Boston, MA02266-8266                        Financial
                                                             66 Brooks Drive
                                                             Braintree, MA 02184

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
     . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

     .  Enclose the payment stub/card from your statement if available.

     .  Mail to:   Wells Fargo Funds
                   P.O. Box 8266
                   Boston, MA 02266-8266

                                                Allocation Funds Prospectus   55

Your Account
--------------------------------------------------------------------------------

     BY WIRE
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . You must first call Investor Services at 1-800-222-8222, option 0,to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     .  All purchases must be made with U.S. dollars.

     . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order.

     .  Overnight Application to: Wells Fargo Funds
                                  ATTN: CCSU-Boston Financial
                                  66 Brooks Drive
                                  Braintree, MA 02184

     .  Wire money to:            State Street Bank & Trust  Attention:
                                  Boston, MA                 Wells Fargo Funds
                                                             (Name of Fund,
                                  Bank Routing Number:       Account Number, and
                                  ABA 011000028              Share Class)

                                                             Account Name:
                                  Wire Purchase Account      (Registration Name
                                  Number: 9905-437-1         Indicated on
                                                             Application)

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .  Wire money to:           State Street Bank & Trust    Attention:
                                 Boston, MA                   Wells Fargo Funds
                                                              (Name of Fund,
                                 Bank Routing Number:         Account Number,
                                 ABA 011000028                and Share Class)

                                                              Account Name:
                                                              (Registration Name
                                 Wire Purchase Account        Indicated on
                                 Number: 9905-437-1           Account)

56   Allocation Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY PHONE
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------
     You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account. Call Investor Services at 1-800-222-8222, option 0 for an Investor Service Representative or option 2 to use our Automated Voice Response service to either:

        .  transfer at least $1,000 from a linked settlement account, or

        . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Call Investor Services at 1-800-222-8222, option 0 for an Investor Service Representative or option 2 to use our Automated Voice Response service to either:

        .  transfer at least $100 from a linked settlement account, or

        . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     BY INTERNET ACCESS
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------
     You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Funds Account. Call Investor Services at 1-800-222-8222,option 0 for an Investor Service Representative or option 2 to use our Automated Voice Response service to either:

        .  transfer at least $1,000 from a linked settlement account, or

        . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------
     . Shareholders with an existing Wells Fargo Funds Account may purchase additional shares of a Fund that they already own via the Internet.

     Visit our website at www.wellsfargofunds.com to either:

        .  transfer at least $100 from a linked settlement account, or

        . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

     Further information is available by calling Investor Services at 1-800-222-8222.

                                                Allocation Funds Prospectus   57

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

     ---------------------------------------------------------------------------
     BY MAIL
     ---------------------------------------------------------------------------

     . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

     . Make sure all the account owners sign the request exactly as their names appear on the account application.

     . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

     . Signature guarantees are required for mailed redemption requests if a request is for over $50,000, if the address on your account was changed within the last 30 days, or if a redemption is made payable to a third party. You can get a signature guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

     .  Mail to:           Wells Fargo Funds
                           P.O. Box 8266
                           Boston, MA 02266-8266

     ---------------------------------------------------------------------------
     BY PHONE
     ---------------------------------------------------------------------------

     . Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 2 to use our Automated Voice Response service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

     . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

     . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

     . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

     . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

     . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

58   Allocation Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY INTERNET ACCESS
     ---------------------------------------------------------------------------
     . Shareholders with an existing Wells Fargo Funds Account may use the Internet to redeem shares of a Fund via the Internet.

     . Visit our website at www.wellsfargofunds.com to process your redemption request. You may request that redemption proceeds (minimum of $100 to a maximum of $50,000) be sent to you by check to your address of record, by ACH transfer into a linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or wiring funds. We reserve the right to charge a fee for wiring funds although it is not our current practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

     Further information is available by calling Investor Services at 1-800-222-8222.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     .  Your redemptions are net of any applicable CDSC.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Systematic Purchase Program have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

                                                Allocation Funds Prospectus   59

Additional Services and Other Information
--------------------------------------------------------------------------------

     Automatic Programs
     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0 for more information.

     . Systematic Purchase Program--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase and specify an amount of at least $100.

     . Systematic Exchange Program--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Program--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

        .  must have a Fund account valued at $10,000 or more; and

        .  must have your distributions reinvested.

     It can take up to ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

     Income and Gain Distributions
     The Asset Allocation and Index Allocation Funds in this Prospectus make distributions of any net investment income at least quarterly and realized capital gains at least annually. The Growth Balanced Fund makes distributions of any net investment income and realized capital gains at least annually.

     We offer the following distribution options:

     . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

     . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

60   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

     Taxes
     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

     Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to back-up withholding taxes.

     Request for Multiple Copies of Shareholder Documents
     To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your selling agent.

                                                Allocation Funds Prospectus   61

Description of Master Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     PORTFOLIO                OBJECTIVE
--------------------------------------------------------------------------------
     Disciplined Growth       The Portfolio seeks capital appreciation by
     Portfolio                investing primarily in common stocks of larger
                              companies.

     Equity Income Portfolio  The Portfolio seeks long-term capital appreciation and above-average dividend income.

     Index Portfolio          The Portfolio seeks to replicate the return of the
                              S&P 500 Index.

     International Equity     The Portfolio seeks total return, with an emphasis
     Portfolio                on capital appreciation over the long term by
                              investing in equity securities of non-U.S.
                              companies.

     Large Cap Appreciation   The Portfolio seeks long-term capital
     Portfolio                appreciation.

     Large Company Growth     The Portfolio seeks long-term capital appreciation
     Portfolio                by investing primarily in large, high-quality
                              domestic companies that the adviser believes have superior growth potential.

     Managed Fixed Income     The Portfolio seeks consistent fixed-income
     Portfolio                returns.

     Small Cap Index          The Portfolio seeks to replicate the total return
     Portfolio                of the S&P Small Cap 600 Index with minimum
                              tracking error and to minimize transaction costs.

     Small Company Growth     The Portfolio seeks long-term capital appreciation
     Portfolio                by investing in smaller domestic companies.

     Small Company Value      The Portfolio seeks long-term capital
     Portfolio                appreciation.

62   Allocation Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above-average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

     The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

     The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

     In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests in a diversified blend of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.

     Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

     The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

     In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

                                                Allocation Funds Prospectus   63

Description of Master Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     FUND                     OBJECTIVE
--------------------------------------------------------------------------------
     Strategic Value Bond     The Portfolio seeks total return by investing
     Portfolio                principally in income-producing securities.

     Tactical Maturity        The Portfolio seeks positive total return each
     Bond Portfolio           calendar year regardless of general bond market
                              performance.

64   Allocation Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------
     The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government obligations, preferred stock, convertible bonds, and foreign bonds.

     The Portfolio's assets are divided into two components, "short" bonds with maturities (or average life) of two years or less, and "long" bonds with maturities of 25 years or more. The Portfolio invests in U.S. Government obligations and corporate fixed-income investments rated, at the time of purchase, within 1 of the 2 highest long-term rating categories, or that are unrated and determined by the adviser to be of comparable quality. During periods of falling prices, long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The dollar-weighted average maturity of the Portfolio may vary between 1 and 30 years.

                                                Allocation Funds Prospectus   65

Portfolio Managers
--------------------------------------------------------------------------------

     William B. Bannick, CFA
     Growth Balanced Fund since 2003
     Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

     Galen G. Blomster, CFA
     Asset Allocation Fund since 2002
     Index Allocation Fund since 2002
     Mr. Blomster is a Principal with Wells Capital Management. He joined Wells Capital Management in 1998 as Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster manages numerous portfolios for Wells Capital Management using asset allocation models that he developed, including the models used in managing the Asset Allocation Fund and Index Allocation Fund. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned his BS in Dairy and Food Sciences from the University of Minnesota and his MS and PhD in Applied Economics from Purdue University.

     David B. Breed, CFA
     Growth Balanced Fund since 2001
     Managing Director, Chief Executive Officer, Chief Investment Officer and founding partner of Cadence. He has managed separate equity accounts and has led the team of equity portfolio managers and analysts there since 1988. He earned his BA in Finance from the University of Massachusetts, and his MBA in Finance from the Wharton School of Business.

     Katherine A. Burden, CFA
     Growth Balanced Fund since 2003
     Ms. Burdon joined Cadence in 1993 where she is a Managing Director and Senior Portfolio Manager. Ms. Burdon has 19 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. She earned her BS in Biology at Stanford University and an MS in Accounting at Northeastern University. Ms. Burdon is also a Certified Public Accountant.

     Tasso H. Coin, Jr., CFA
     Growth Balanced Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Growth Balanced Fund and its predecessor since 1989
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

66   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Gary J. Dunn, CFA
     Growth Balanced Fund and its predecessor since 1989
     Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

     Gregory T. Genung, CFA
     Growth Balanced Fund since 2002
     Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor's degrees in finance and economics from the University of Minnesota, Duluth.

     William D. Giese, CFA
     Growth Balanced Fund and its predecessor since 1994
     Mr. Giese joined Peregrine over 18 years ago as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Tactical Maturity Bond Portfolio. Mr. Giese has over 30 years of experience in fixed-income securities management. Mr. Giese earned his BS in Civil Engineering from the Illinois Institute of Technology and his MBA from the University of Michigan.

     Daniel J. Hagen
     Growth Balanced Fund since 2003
     Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffrey, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.

     John Huber, CFA
     Growth Balanced Fund and its predecessor since 1998
     Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Stable Income Portfolio and the Strategic Value Bond Portfolio and specializes in corporate and taxable municipal securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest Bank's Capital Market Credit Group. Mr. Huber earned his BA in Communications from the University of Iowa and his MBA from the University of Minnesota.

     Richard Merriam, CFA
     Growth Balanced Fund and its predecessor since 1997
     Mr. Merriam joined Galliard at the firm's inception in 1995.Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his BA in Economics and English from the University of Michigan and his MBA from the University of Minnesota.

                                                Allocation Funds Prospectus   67

Portfolio Managers
--------------------------------------------------------------------------------

     Robert B. Mersky, CFA
     Growth Balanced Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

     Ajay Mirza, CFA
     Growth Balanced Fund and its predecessor since 1998
     Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Mr. Mirza oversees the Managed Fixed-Income Portfolio and specializes in asset- and mortgage-backed securities. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his BE in Instrumentation from the Birla Institute of Technology (India), his MA in Economics from Tulane University, and his MBA from the University of Minnesota.

     Gary E. Nussbaum, CFA
     Growth Balanced Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

     Douglas G. Pugh, CFA
     Growth Balanced Fund and its predecessor since 1997
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment adviser firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

     David L. Roberts, CFA
     Growth Balanced Fund and its predecessor since 1989
     Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

     Stephen S. Smith, CFA
     Growth Balanced Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

68   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Jay H. Strohmaier
     Growth Balanced Fund since 2002
     Mr. Strohmaier joined Peregrine in 1996 as a Senior Vice President. His responsibilities include managing the Tactical Maturity Bond Portfolio. Mr. Strohmaier has over 18 years of experience dealing with various investment strategies. He earned a BS in Agricultural Economics from Washington State University and his MS in Applied Economics from the University of Minnesota.

     Paul E. von Kuster, CFA
     Growth Balanced Fund and its predecessor since 1989
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

     Laurie R. White
     Growth Balanced Fund and its predecessor since 1996
     Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserve Asset Management at Norwest Investment Management (since 1997) until Wells Capital Management and Norwest Investment Management combined investment management services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo indexed mutual funds, private accounts and collective trust funds. Ms. White earned her BA in Political Science from Carleton College and her MBA from the University of Minnesota.

     Sabrina Yih, CFA
     Growth Balanced Fund since 2001
     Ms. Yih joined Wells Capital Management from the Columbia Management Company, where she was a portfolio manager since December 1997. Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of the Columbia International Stock Fund's largest regions. For eight years prior to that time, she was a portfolio manager for the International Fund for high net worth individuals at Delphi Asset Management. Ms. Yih earned her BA in Economics from Mount Holyoke College, magna cum laude, in 1982,and her MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a member of the Association of Investment Management and Research (AIMR).

                                                Allocation Funds Prospectus   69

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     An increase in the value of a security. See also "total return,"

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Current Income
     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

     Debt Securities
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

70   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Gateway Fund
     A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

     Illiquid Security
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Mortgage-Backed Securities
     Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Public Offering Price ("POP")
     The NAV with the sales load added.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

                                                Allocation Funds Prospectus   71

Glossary
--------------------------------------------------------------------------------

     Russell 1000 Index
     An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered to be a mid-to-large cap index.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Signature Guarantee
     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     S&P, S&P 500 Index
     Standard and Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number
     Usually the social security number for an individual or the Employer Identification Number for a corporation.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

72 Allocation Funds Prospectus

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS
     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
     Call: 1-800-222-8222

     Write to:
     Wells Fargo Funds
     P.O. Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009; or
     by electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P001 (2/03)
ICA Reg. No.
811-09253
#525516

                                                                [LOGO]
                                                       Printed on Recycled Paper

              -----------------------------------------------------
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
              -----------------------------------------------------

                                                        [WELLS FARGO FUNDS LOGO]

WELLS FARGO ALLOCATION FUNDS

                                                                  --------------
                                                                    PROSPECTUS
                                                                  --------------

                         Asset Allocation Fund

                         Growth Balanced Fund

                         Moderate Balanced Fund

                         Strategic Growth Allocation Fund

                         Strategic Income Fund


                                                                February 1, 2003

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Institutional

                      [This page intentionally left blank]

Table of Contents                                                      Allocation Funds
---------------------------------------------------------------------------------------
Overview                             Objectives and Principal Strategies              4

Important summary information        Summary of Important Risks                       6
about the Funds.
                                     Performance History                              8

                                     Summary of Expenses                             14

                                     Key Information                                 16
---------------------------------------------------------------------------------------
The Funds                            Asset Allocation Fund                           18

Important information about          Growth Balanced Fund                            20
the individual Funds.
                                     Moderate Balanced Fund                          26

                                     Strategic Growth Allocation Fund                32

                                     Strategic Income Fund                           38

                                     Additional Strategies and
                                      General Investment Risks                       44

                                     Organization and Management
                                      of the Funds                                   49
---------------------------------------------------------------------------------------
Your Investment                      Your Account                                    52

How to open an account and             How to Buy Shares                             53
how to buy, sell and exchange
Fund shares.                           How to Sell Shares                            54

                                       Exchanges                                     55
---------------------------------------------------------------------------------------
Reference                            Other Information                               56

Additional information and term      Description of Master Portfolios                58
definitions.
                                     Portfolio Managers                              62

                                     Glossary                                        67

Allocation Funds Overview
--------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------------------------------
FUND                             OBJECTIVE
--------------------------------------------------------------------------------------------------------
Asset Allocation Fund            Seeks long-term total return, consistent with reasonable risk.

Growth Balanced Fund             Seeks a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

Moderate Balanced Fund           Seeks a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed-income securities.

Strategic Growth Allocation
Fund                             Seeks capital appreciation with a secondary emphasis on current income.

Strategic Income Fund            Seeks a combination of current income and capital appreciation by diversifying investments in bonds, other fixed-income investments and stocks.

4    Allocation Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in equity and fixed-income securities in varying proportions, with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed-income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Year Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed-income securities.

The Fund is a gateway fund that invests in fixed-income and equity master portfolios in varying proportions, with an emphasis on equity portfolios. The Fund's "neutral" target allocation is 65% equity securities and 35% fixed-income securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion of the Fund uses 5 different equity styles, and the fixed-income portion of the Fund uses 3 different fixed-income styles.

The Fund is a gateway fund that invests in fixed-income and equity master portfolios in varying proportions, with an emphasis on fixed-income portfolios. The Fund's "neutral" target allocation is 60% fixed-income securities and 40% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion of the Fund's portfolio uses 5 different equity styles, and the fixed-income portion of the Fund's portfolio uses 4 different fixed-income styles.

The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed-income securities. The Fund's "neutral" target allocation is 80% equity securities and 20% fixed-income securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion of the Fund's portfolio uses 5 different equity investment styles, and the fixed-income portion of the Fund's portfolio uses 3 different fixed-income investment styles.

The Fund is a gateway fund that is designed for investors seeking to invest in fixed-income securities with limited exposure to equity securities. The Fund's "neutral" target allocation is 80% fixed-income securities and 20% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion of the Fund's portfolio uses 5 different equity investment styles, and the fixed-income portion of the Fund's portfolio uses 4 different fixed-income investment styles.

                                                Allocation Funds Prospectus    5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 18;

..    the "Additional Strategies and General Investment Risks" section beginning on page 44; and

..    the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
  COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------
  Equity Securities
  The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

  Small Company Securities
  Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

  Foreign Investments
  Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depository Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

  Debt Securities
  The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase,

6    Allocation Funds Prospectus

--------------------------------------------------------------------------------
  COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

  Debt Securities (cont'd)
  which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

----------------------------------------------------------------------------------------------------
  FUND                     SPECIFIC RISKS
----------------------------------------------------------------------------------------------------
  Asset Allocation Fund    The Fund is subject to the "Equity Securities" and "Debt Securities"
                           risks described under "Common Risks for the Funds" on page 6. Fund assets that track performance of an index do so whether the index rises or falls.

  Growth Balanced Fund     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

  Moderate Balanced Fund   The Fund is primarily subject to the "Debt Securities," "Equity
                           Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6. The Strategic Value Bond Portfolio in which the
                           Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

  Strategic Growth         The Fund is primarily subject to the risks described under "Common Risks
  Allocation Fund          for the Funds" on page 6.

  Strategic Income Fund    The Fund is primarily subject to the "Debt Securities" and "Equity
                           Securities" risks described under "Common Risks for the Funds" on page 6.
                           The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

                                                Allocation Funds Prospectus    7

Performance History
--------------------------------------------------------------------------------

     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of appropriate broad-based indexes.

     Please remember that past performance is no guarantee of future results.

     Asset Allocation Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '93       14.94%
     '94       (2.82)%
     '95       29.18%
     '96       11.65%
     '97       22.01%
     '98       25.58%
     '99        9.49%
     '00        0.98%
     '01       (7.20)%
     '02      (12.81)%

     Best Qtr.: Q4 '98 - 16.09%        Worst Qtr.: Q3 '02 - (12.38)%

8    Allocation Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

       Average annual total returns

       for the period ended 12/31/02            1 year     5 years    10 years

       Institutional Class Returns Before
        Taxes (Incept. 11/8/99)/1/             (12.81)%     2.36%       8.25%

       Institutional Class Returns After
        Taxes on Distributions                 (13.48)%     0.09%       5.46%

       Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                     (7.85)%     1.72%       5.94%

       S&P 500 Index (reflects no
        deduction for expenses or taxes)/2/    (22.09)%    (0.58)%      9.34%

       LB 20+ Treasury Index (reflects no
        deduction for expenses or taxes)/3/     17.00%      8.64%       9.54%

     /1/ Performance shown for periods prior to the inception of this Institutional Class reflects the performance of the Class A shares, adjusted to reflect the fees and expenses of the Institutional Class.

     /2/  S&P 500 is a registered trademark of Standard & Poor's.

     /3/  Lehman Brothers 20+ Treasury Index.

                                                Allocation Funds Prospectus    9

Performance History
--------------------------------------------------------------------------------

     Growth Balanced Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '93       10.26%
     '94       (0.14)%
     '95       23.25%
     '96       14.25%
     '97       20.77%
     '98       22.45%
     '99       12.38%
     '00        7.82%
     '01       (2.94)%
     '02      (15.74)%

     Best Qtr.: Q4 '98 - 16.86%        Worst Qtr.: Q3 '02 - (15.61)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

       for the period ended 12/31/02            1 year     5 years     10 years

       Institutional Class Returns Before
        Taxes (Incept. 11/11/94)/1/            (15.74)%     3.94%       8.55%

       Institutional Class Returns After
        Taxes on Distributions                 (16.35)%     2.26%       7.09%

       Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                     (9.66)%     2.78%       6.71%

       S&P 500 Index (reflects no
        deduction for expenses or taxes)/2/    (22.09)%    (0.58)%      9.34%

       LB Aggregate Bond Index
        (reflects no deduction for
        expenses or taxes)/3/                   10.25%      7.55%       7.51%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

     /2/  S&P 500 is a registered trademark of Standard & Poor's.

     /3/  Lehman Brothers Aggregate Bond Index.

10   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Moderate Balanced Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '93        8.86%
     '94        0.42%
     '95       18.36%
     '96       10.11%
     '97       16.00%
     '98       16.74%
     '99        8.03%
     '00        9.52%
     '01        0.71%
     '02       (7.97)%

     Best Qtr.: Q4 '98 . 10.19%        Worst Qtr.: Q3 '02 . (9.06)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

       Average annual total returns

       for the period ended 12/31/02            1 year     5 years    10 years

       Institutional Class Returns Before
        Taxes (Incept. 11/11/94)/1/             (7.97)%     5.06%       7.78%

       Institutional Class Returns After
        Taxes on Distributions                  (9.29)%     2.83%       5.93%

       Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                     (4.72)%     3.33%       5.74%

       S&P 500 Index (reflects no
        deduction for expenses or taxes)/2/    (22.09)%    (0.58)%      9.34%

       LB Aggregate Bond Index
        (reflects no deduction for
        expenses or taxes)/3/                   10.25%      7.55%       7.51%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

     /2/  S&P 500 is a registered trademark of Standard & Poor's.

     /3/  Lehman Brothers Aggregate Bond Index.

                                                Allocation Funds Prospectus   11

Performance History
--------------------------------------------------------------------------------

     Strategic Growth Allocation Fund Institutional Class
     Calendar Year Returns

     [GRAPHIC]

     '98       24.21%
     '99       15.59%
     '00        5.07%
     '01       (5.84)%
     '02      (19.44)%

     Best Qtr.: Q4 '98 - 20.01%        Worst Qtr.: Q3 '02 - (18.70)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

       Average annual total returns

                                                                       Life of
       for the period ended 12/31/02            1 year     5 years      Fund

       Institutional Class Returns Before
        Taxes (Incept. 12/02/97)               (19.44)%     2.73%       2.72%

       Institutional Class Returns After
        Taxes on Distributions                 (19.89)%     2.10%       2.08%

       Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                    (11.93)%     2.00%       1.99%

       S&P 500 Index (reflects no
        deduction for expenses or taxes)/1/    (22.09)%    (0.58)%     (0.23)%

       LB Aggregate Bond Index
        (reflects no deduction for
        expenses or taxes)/2/                   10.25%      7.55%       7.62%

     /1/  S&P 500 is a registered trademark of Standard & Poor's.

     /2/  Lehman Brothers Aggregate Bond Index.

12   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Strategic Income Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '93        7.77%
     '94        0.49%
     '95       15.11%
     '96        7.99%
     '97       13.23%
     '98       12.44%
     '99        4.44%
     '00       10.22%
     '01        3.29%
     '02       (1.48)%

     Best Qtr.: Q2 '97 - 6.21%         Worst Qtr.: Q3 '02 - (3.36)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

       Average annual total returns

       for the period ended 12/31/02            1 year     5 years    10 years

       Institutional Class Return Before
        Taxes (Incept. 11/11/94)/1/             (1.48)%     5.66%       7.22%

       Institutional Class Returns After
        Taxes on Distributions                  (2.76)%     3.50%       5.35%

       Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                     (0.85)%     3.64%       5.11%

       S&P 500 Index (reflects no
        deduction for expenses or taxes)/2/    (22.09)%    (0.58)%      9.34%

       LB Aggregate Bond Index
        (reflects no deduction for
        expenses or taxes)/3/                   10.25%      7.55%       7.51%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

     /2/  S&P 500 is a registered trademark of Standard & Poor's.

     /3/  Lehman Brothers Aggregate Bond Index.

                                                Allocation Funds Prospectus   13

Allocation Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

-----------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------------------------
                                                                                                        All Funds
-----------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)                       None

Maximum deferred sales charge (load) (as a percentage of the lower of the Net Asset Value ("NAV")
at purchase or the NAV at redemption)                                                                      None
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                          Asset Allocation   Growth Balanced
                                                Fund               Fund
----------------------------------------------------------------------------
Management Fees                                 0.75%              0.83%

Distribution (12b-1) Fees                       0.00%              0.00%

Other Expenses/2/                               0.40%              0.22%
----------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES            1.15%              1.05%
----------------------------------------------------------------------------
Fee Waivers                                     0.25%              0.10%
----------------------------------------------------------------------------
NET EXPENSES/3/                                 0.90%              0.95%
----------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                       Moderate Balanced    Strategic Growth     Strategic Income
                                              Fund          Allocation Fund            Fund
-------------------------------------------------------------------------------------------------
Management Fees                               0.80%                0.85%               0.77%

Distribution (12b-1) Fees                     0.00%                0.00%               0.00%

Other Expenses/2/                             0.22%                0.23%               0.23%
-------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES          1.02%                1.08%               1.00%
-------------------------------------------------------------------------------------------------
Fee Waivers                                   0.12%                0.08%               0.15%
-------------------------------------------------------------------------------------------------
NET EXPENSES/3/                               0.90%                1.00%               0.85%
-------------------------------------------------------------------------------------------------

/1/ Expenses for gateway funds include expenses allocated from the master portfolios in which each such Fund invests.

/2/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Asset Allocation Fund have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.

/3/ The adviser has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

14   Allocation Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

-------------------------------------------------------------------------
                                    Asset Allocation     Growth Balanced
                                          Fund                 Fund
-------------------------------------------------------------------------
 1 YEAR                                  $    92             $    97

 3 YEARS                                 $   341             $   324

 5 YEARS                                 $   609             $   570

10 YEARS                                 $ 1,375             $ 1,274
-------------------------------------------------------------------------

-------------------------------------------------------------------------
              Moderate Balanced     Strategic Growth    Strategic Income
                    Fund             Allocation Fund          Fund
-------------------------------------------------------------------------
 1 YEAR            $    92               $   102             $    87

 3 YEARS           $   313               $   336             $   303

 5 YEARS           $   552               $   588             $   538

10 YEARS           $ 1,237               $ 1,310             $ 1,211
-------------------------------------------------------------------------

                                                Allocation Funds Prospectus   15

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust") or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.
     ---------------------------------------------------------------------------
     Master/Gateway(SM) Structure
     Some of the Funds in this Prospectus are gateway funds in a Master/Gateway(SM) structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolio(s). Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.
     ---------------------------------------------------------------------------
     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.
     ---------------------------------------------------------------------------
     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.
     ---------------------------------------------------------------------------
     Permitted Investments
     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.
     ---------------------------------------------------------------------------
     Important Risk Factors
     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

16   Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Asset Allocation Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Galen G. Blomster, CFA
     ---------------------------------------------------------------------------
     Investment Objective
     The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.
     ---------------------------------------------------------------------------
     Investment Strategies
     The Fund invests in equity and fixed-income securities in varying proportions, with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed-income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Year Treasury Index. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed-income securities.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed-income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.
     ---------------------------------------------------------------------------
     Permitted Investments
     The asset classes we invest in are:

     . Stock Investments--We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

     . Bond Investments--We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Year Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

     We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

     The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations.
     ---------------------------------------------------------------------------
     Important Risk Factors
     The Fund is subject to the "Equity Securities" and "Debt Securities" risks described under "Common Risks for the Funds" on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 44. These considerations are all important to your investment choice.

18   Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

----------------------------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------
                                              INSTITUTIONAL CLASS SHARES--
                                              COMMENCED ON NOVEMBER 8, 1999
                                              ------------------------------------------------------
  For the period ended:                             Sept. 30,        Sept. 30,        Sept. 30,
                                                       2002            2001             2000
                                              ------------------------------------------------------
  Net asset value, beginning of period            $      18.72     $      24.37     $      23.18

  Income from investment operations:
    Net investment income (loss)                          0.32             0.46             0.50
    Net realized and unrealized gain (loss)
     on investments                                      (2.50)           (3.98)            1.15

  Total from investment operations                       (2.18)           (3.52)            1.65

  Less distributions:
    Dividends from net investment income                 (0.32)           (0.36)           (0.46)
    Distributions from net realized gain                 (1.23)           (1.77)            0.00

  Total distributions                                    (1.55)           (2.13)           (0.46)

  Net asset value, end of period                  $      14.99     $      18.72     $      24.37

  Total return/1/                                       (13.09)%         (15.57)%           7.14%

  Ratios/supplemental data:
    Net assets, end of period (000s)              $     14,529     $     17,515     $     20,822

  Ratios to average net assets/3/:
    Ratio of expenses to average net assets               0.97%            1.00%            0.99%
    Ratio of net investment income (loss) to
     average net assets                                   1.89%            1.70%            2.21%

  Portfolio turnover                                        23%              54%              37%

  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/,/3/                                        1.15%            1.12%            1.03%

/1/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/3/  Ratios shown for periods of less than one year are annualized.

                                                Allocation Funds Prospectus   19

Growth Balanced Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.
     ---------------------------------------------------------------------------
     Investment Strategies
     The Fund is a gateway fund that invests in fixed-income and equity master portfolios in varying proportions, with an emphasis on equity portfolios. The Fund's "neutral" target allocation is 65% equity securities and 35% fixed-income securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment. We currently invest in 12 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed-income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.
     ---------------------------------------------------------------------------
     Permitted Investments
     We invest the equity portion of the portfolio in 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed-income portion of the portfolio in 3 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments.

     The percentage of Fund assets that we invest in different master portfolios may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund's total assets in fixed-income securities. When market conditions are not "normal", as determined by the model, the Fund's target allocation may be as low as 20% in fixed-income securities, and these conditions may last for extended periods of time.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------
     Target Allocations

                                     Neutral Target Allocation        Target Allocation Ranges
     Equity Styles                             65%                             50-80%

     Fixed-Income Styles                       35%                             20-50%

20   Allocation Funds Prospectus

--------------------------------------------------------------------------------
     Portfolio Allocation
     The Fund's "neutral" portfolio allocations are as follows:

     Investment Style/Portfolios                 Allocation
     Diversified Equity Style                    65%
          Equity Income Portfolio                     16.25%
          Index Portfolio                             16.25%
          Large Company Style                         16.25%
              Disciplined Growth Portfolio                     1.625%
              Large Cap Appreciation Portfolio                 1.625%
              Large Company Growth Portfolio                    13.0%
          Small Cap Style                               6.5%
              Small Cap Index Portfolio                        2.167%
              Small Company Growth Portfolio                   2.167%
              Small Company Value Portfolio                    2.167%
          International Style                          9.75%
              International Equity Portfolio                    9.75%
     Diversified Bond Style                      35%
          Managed Fixed-Income Portfolio               17.5%
          Strategic Value Bond Portfolio               5.85%
          Tactical Maturity Bond Portfolio            11.65%

     TOTAL FUND ASSETS                          100%
     ---------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 58 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 62 for the professional summaries for these managers.

     Master Portfolio           Sub-Adviser          Portfolio Manager(s)

     Disciplined Growth         Smith                Stephen S. Smith, CFA
     Equity Income              Wells Capital        David L. Roberts, CFA and
                                Management           Gary J. Dunn, CFA
     Index                      Wells Capital        Laurie R. White and
                                Management           Gregory T. Genung, CFA
     International Equity       Wells Capital        Sabrina Yih, CFA
                                Management
     Large Cap Appreciation     Cadence              David B. Breed, CFA;
                                                     William B. Bannick, CFA and
                                                     Katherine A. Burdon, CFA
     Large Company Growth       Peregrine            John S. Dale, CFA and
                                                     Gary E. Nussbaum, CFA
     Managed Fixed-Income       Galliard             Richard Merriam, CFA and
                                                     Ajay Mirza, CFA
     Small Cap Index            Wells Capital        Laurie R. White and
                                Management           Gregory T. Genung, CFA
     Small Company Growth       Peregrine            Robert B. Mersky, CFA;
                                                     Paul E. von Kuster, CFA and
                                                     Daniel J. Hagen, CFA
     Small Company Value        Peregrine            Tasso H. Coin, Jr., CFA and
                                                     Douglas G. Pugh, CFA
     Strategic Value Bond       Galliard             Richard Merriam, CFA and
                                                     John Huber, CFA
     Tactical Maturity Bond     Peregrine            William D. Giese, CFA and
                                                     Jay H. Strohmaier

                                                Allocation Funds Prospectus   21

Growth Balanced Fund
--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 44. These considerations are all important to your investment choice.

22   Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Growth Balanced Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                              INSTITUTIONAL CLASS SHARES--
                                              COMMENCED ON NOVEMBER 11, 1994
                                              ----------------------------------
                                                 Sept. 30,        Sept. 30,
  For the period ended:                            2002             2001
                                              ----------------------------------
  Net asset value, beginning of period         $     27.33      $      32.91

  Income from investment operations:
  Net investment income (loss)                        0.44              0.57
  Net realized and unrealized gain (loss)
   on investments                                    (3.65)            (3.43)

  Total from investment operations                   (3.21)            (2.86)

  Less distributions:
  Dividends from net investment income               (0.29)            (0.69)
  Distributions from net realized gain               (1.18)            (2.03)

  Total distributions                                (1.47)            (2.72)

  Net asset value, end of period               $     22.65      $      27.33

  Total return/4/                                   (12.85)%           (9.59)%

  Ratios/supplemental data:
  Net assets, end of period (000s)             $ 1,075,256      $  1,164,850

  Ratios to average net assets/6/:
  Ratio of expenses to average net assets/2/          0.93%             0.93%
  Ratio of net investment income (loss) to
   average net assets                                 1.80%             2.16%

  Portfolio turnover/3/                                 48%               60%

  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/,/5/,/6/                                1.05%             0.97%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios shown for periods of less than one year are annualized.

24   Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
       Sept. 30,          Sept. 30,              May 31,           May 31,
         2000              1999/1/                1999              1998
------------------------------------------------------------------------------
     $        30.86     $        30.93     $        28.06     $        24.77

               0.69               0.19               0.60               0.58

               3.79              (0.26)              3.88               4.52

               4.48              (0.07)              4.48               5.10


              (0.62)              0.00              (0.58)             (0.60)
              (1.81)              0.00              (1.03)             (1.21)

              (2.43)              0.00              (1.61)             (1.81)

     $        32.91     $        30.86     $        30.93     $        28.06

              15.14%             (0.23)%            16.38%             21.40%


     $    1,065,362     $      905,789     $      850,503     $      665,758


               0.93%              0.93%              0.93%              0.93%

               2.23%              2.05%              2.16%              2.38%

                 56%                11%                49%                46%



               1.01%              1.14%              1.13%              1.09%

                                                Allocation Funds Prospectus   25

Moderate Balanced Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed-income securities.
     ---------------------------------------------------------------------------
     Investment Strategies
     The Fund is a gateway fund that invests in fixed-income and equity master portfolios in varying proportions, with an emphasis on fixed-income portfolios. The Fund's "neutral" target allocation is 60% fixed-income securities and 40% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment. We currently invest in 13 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed-income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.
     ---------------------------------------------------------------------------
     Permitted Investments
     The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed-income portion of the Fund's portfolio uses 4 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund.

     The percentage of Fund assets that we invest in different styles may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund's total assets in fixed-income securities.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------
     Target Allocations

                                       Neutral Target Allocation       Target Allocation Ranges
     Equity Styles                                 40%                           30-50%

     Fixed-Income Styles                           60%                           50-70%

26   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     The Fund's "neutral" portfolio allocations are as follows:

     Investment Style/Portfolios                     Allocation

     Diversified Bond Style                          60%
          Managed Fixed-Income Portfolio                  22.5%
          Stable Income Portfolio                         15.0%
          Strategic Value Bond Portfolio                   7.5%
          Tactical Maturity Bond Portfolio                15.0%
     Diversified Equity Style                        40%
          Equity Income Portfolio                           10%
          Index Portfolio                                   10%
          Large Company Style                               10%
               Disciplined Growth Portfolio                          1%
               Large Cap Appreciation Portfolio                      1%
               Large Company Growth Portfolio                        8%
          Small Cap Style                                    4%
               Small Cap Index Portfolio                          1.33%
               Small Company Growth Portfolio                     1.33%
               Small Company Value Portfolio                      1.33%
          International Style                                6%
               International Equity Portfolio                      6.0%
     TOTAL FUND ASSETS                              100%

                                                Allocation Funds Prospectus   27

Moderate Balanced Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 58 for the objective and principal strategies of these portfolios, and the "Portfolio Managers" section on page 62 for the professional summaries for these managers.

     Master Portfolio             Sub-adviser        Portfolio Manager(s)

     Disciplined Growth           Smith              Stephen S. Smith, CFA
     Equity Income                Wells Capital      David L. Roberts, CFA and
                                  Management         Gary J. Dunn, CFA
     Index                        Wells Capital      Laurie R. White and
                                  Management         Gregory T. Genung, CFA
     International Equity         Wells Capital      Sabrina Yih, CFA
                                  Management
     Large Cap Appreciation       Cadence            David B. Breed, CFA;
                                                     William B. Bannick, CFA and
                                                     Katherine A. Burdon, CFA
     Large Company Growth         Peregrine          John S. Dale, CFA and
                                                     Gary E. Nussbaum, CFA
     Managed Fixed-Income         Galliard           Richard Merriam, CFA and
                                                     Ajay Mirza, CFA
     Small Cap Index              Wells Capital      Laurie R. White and
                                  Management         Gregory T. Genung, CFA
     Small Company Growth         Peregrine          Robert B. Mersky, CFA;
                                                     Paul E. von Kuster, CFA and
                                                     Daniel J. Hagen, CFA
     Small Company Value          Peregrine          Tasso H. Coin, Jr., CFA and
                                                     Douglas G. Pugh, CFA
     Stable Income                Galliard           John Huber, CFA
     Strategic Value Bond         Galliard           Richard Merriam, CFA and
                                                     John Huber, CFA
     Tactical Maturity Bond       Peregrine          William D. Giese, CFA
                                                     and Jay H. Strohmaier
     ---------------------------------------------------------------------------
     Important Risk Factors
     The Fund is primarily subject to the "Debt Securities," "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6.

     The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 44. These considerations are all important to your investment choice.

28   Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Moderate Balanced Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                              INSTITUTIONAL CLASS SHARES--
                                              COMMENCED ON NOVEMBER 11, 1994
                                              ----------------------------------
                                                  Sept. 30,         Sept. 30,
  For the period ended:                             2002              2001
                                              ----------------------------------
  Net asset value, beginning of period          $      22.29     $      24.83

  Income from investment operations:
    Net investment income (loss)                        0.56             0.76
    Net realized and unrealized gain (loss)
     on investments                                    (1.80)           (1.17)

  Total from investment operations                     (1.24)           (0.41)

  Less distributions:
    Dividends from net investment income               (0.54)           (0.87)
    Distributions from net realized gain               (1.04)           (1.26)

  Total distributions                                  (1.58)           (2.13)

  Net asset value, end of period                $      19.47     $      22.29

  Total return/4/                                      (6.35)%          (1.98)%

  Ratios/supplemental data:
    Net assets, end of period (000s)            $    459,248     $    519,931

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/          0.88%            0.88%
    Ratio of net investment income (loss) to
     average net assets                                 2.55%            3.37%

  Portfolio turnover/3/                                   61%              69%

  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/,/5/,/6/                                  1.02%            0.93%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios shown for periods of less than one year are annualized.

30   Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

----------------------------------------------------------------------
       Sept. 30,         Sept. 30,       May 31,           May 31,
          2000            1999/1/         1999              1998
----------------------------------------------------------------------
     $      24.18     $      24.14     $      22.98     $      21.59


             0.94             0.26             0.75             0.80

             1.79            (0.22)            1.94             2.72

             2.73             0.04             2.69             3.52


            (0.83)            0.00            (0.75)           (0.86)
            (1.25)            0.00            (0.78)           (1.27)

            (2.08)            0.00            (1.53)           (2.13)

     $      24.83     $      24.18     $      24.14     $      22.98

            11.98%            0.17%           12.02%           17.04%


     $    524,214     $    546,570     $    527,693     $    464,384


             0.88%            0.88%            0.88%            0.88%

             3.58%            3.37%            3.26%            3.57%

               58%              11%              53%              54%



             0.96%            1.09%            1.09%            1.05%

                                                Allocation Funds Prospectus   31

Strategic Growth Allocation Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Strategic Growth Allocation Fund seeks to provide capital appreciation with a secondary emphasis on current income.
     ---------------------------------------------------------------------------
     Investment Strategies
     The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed-income securities. The Fund's "neutral" target allocation is 80% equity securities and 20% fixed-income securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment. We currently invest in 12 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed-income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.
     ---------------------------------------------------------------------------
     Permitted Investments
     The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed-income portion of the Fund's portfolio uses 3 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund.

     The percentage of the Fund's assets that we invest in different styles may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------
     Target Allocations

                                             Neutral Target Allocation       Target Allocation Ranges
     Equity Styles                                     80%                           65-95%

     Fixed-Income Styles                               20%                            5-35%

32   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     The Fund's "neutral" portfolio allocations are as follows:

     Investment Style/Portfolios                  Allocation

     Diversified Equity Style                     80%
          Equity Income Portfolio                        20%
          Index Portfolio                                20%
          Large Company Style                            20%
               Disciplined Growth Portfolio                       2%
               Large Cap Appreciation Portfolio                   2%
               Large Company Growth Portfolio                    16%
          Small Cap Style                                 8%
               Small Cap Index Portfolio                       2.67%
               Small Company Growth Portfolio                  2.67%
               Small Company Value Portfolio                   2.66%
          International Style                            12%
               International Equity Portfolio                  12.0%
     Diversified Bond Style                       20%
          Managed Fixed-Income Portfolio               10.0%
          Strategic Value Bond Portfolio               3.33%
          Tactical Maturity Bond Portfolio             6.67%

     TOTAL FUND ASSETS                           100%

                                                Allocation Funds Prospectus   33

Strategic Growth Allocation Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 58 for the objective and principal strategies for each portfolio, and the "Portfolio Managers" section on page 62 for the professional summaries for these managers.

     Master Portfolio             Sub-Adviser        Portfolio Manager(s)

     Disciplined Growth           Smith              Stephen S. Smith, CFA
     Equity Income                Wells Capital      David L. Roberts, CFA and
                                  Management         Gary J. Dunn, CFA
     Index                        Wells Capital      Laurie R. White and
                                  Management         Gregory T. Genung, CFA
     International Equity         Wells Capital      Sabrina Yih, CFA
                                  Management
     Large Cap Appreciation       Cadence            David B. Breed, CFA;
                                                     William B. Bannick, CFA and
                                                     Katherine A. Burdon, CFA
     Large Company Growth         Peregrine          John S. Dale, CFA and
                                                     Gary E. Nussbaum, CFA
     Managed Fixed-Income         Galliard           Richard Merriam, CFA and
                                                     Ajay Mirza, CFA
     Small Cap Index              Wells Capital      Laurie R. White and
                                  Management         Gregory T. Genung, CFA
     Small Company Growth         Peregrine          Robert B. Mersky, CFA;
                                                     Paul E. von Kuster, CFA and
                                                     Daniel J. Hagen, CFA
     Small Company Value          Peregrine          Tasso H. Coin, Jr., CFA and
                                                     Douglas G. Pugh, CFA
     Strategic Value Bond         Galliard           Richard Merriam, CFA and
                                                     John Huber, CFA
     Tactical Maturity Bond       Peregrine          William D. Giese, CFA
                                                     and Jay H. Strohmaier
     ---------------------------------------------------------------------------
     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 44. These considerations are all important to your investment choice.

34   Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Strategic Growth Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                              INSTITUTIONAL CLASS SHARES--
                                              COMMENCED ON DECEMBER 2, 1997
                                              ----------------------------------
  For the Period Ended:                           Sept. 30,         Sept. 30,
                                                    2002              2001
                                              ----------------------------------
  Net asset value, beginning of period          $      12.02     $      14.78

  Income from investment operations:
    Net investment income (loss)                        0.13             0.17
    Net realized and unrealized gain (loss)
     on investments                                    (2.03)           (2.29)

  Total from investment operations                     (1.90)           (2.12)

  Less distributions:
    Dividends from net investment income               (0.11)           (0.17)
    Distributions from net realized gain               (0.10)           (0.47)

  Total distributions                                  (0.21)           (0.64)

  Net asset value, end of period                $       9.91     $      12.02

  Total return/4/                                     (16.22)%         (14.97)%

  Ratios/supplemental data:
    Net assets, end of period (000s)            $     78,673     $     82,908

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/          1.00%            1.00%
    Ratio of net investment income (loss) to
     average net assets                                 1.20%            1.37%

  Portfolio turnover/3/                                   40%              49%

  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/,/5/,/6/                                  1.08%            1.03%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

/4/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios shown for periods of less than one year are annualized.

36   Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

-------------------------------------------------------------------
      Sept. 30,        Sept. 30,       May 31,          May 31,
        2000            1999/1/         1999             1998
-------------------------------------------------------------------
     $     12.89     $     12.93     $     11.04     $     10.00


            0.18            0.02            0.15            0.06

            1.85           (0.06)           1.83            0.99

     $      2.03           (0.04)           1.98            1.05


           (0.12)           0.00           (0.09)          (0.01)
           (0.02)           0.00            0.00            0.00

           (0.14)           0.00           (0.09)          (0.01)

     $     14.78     $     12.89     $     12.93     $     11.04

           15.82%          (0.31)%         17.98%          10.55%


     $    90,334     $    65,011     $    31,975     $     8,872


            1.00%           1.00%           1.00%           1.00%

            1.40%           1.36%           1.34%           1.58%

              48%             12%             43%             36%



            1.17%           1.24%           1.36%           2.29%

                                                Allocation Funds Prospectus   37

Strategic Income Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed-income investments, and stocks.
     ---------------------------------------------------------------------------
     Investment Strategies
     The Fund is a gateway fund that is designed for investors seeking to invest in fixed-income securities with limited exposure to equity securities. The Fund's "neutral" target allocation is 80% fixed-income securities and 20% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment. We currently invest in 13 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed-income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.
     ---------------------------------------------------------------------------
     Permitted Investments
     The fixed-income portion of the Fund's portfolio uses 4 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments. The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. Under normal circumstances, we invest at least 80% of the Fund's assets in income-producing securities.

     The percentage of the Fund's assets that we invest in different styles may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------
     Target Allocations

                                              Neutral Target Allocation    Target Allocation Ranges
     Equity Styles                                       20%                         15-25%

     Fixed-Income Styles                                 80%                         75-85%

38   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     The Fund's "neutral" portfolio allocations are as follows:

     Investment Style/Portfolios                     Allocation

     Diversified Bond Style                       80%
          Managed Fixed-Income Portfolio                27.5%
          Stable Income-Portfolio                       25.0%
          Strategic Value Bond Portfolio                9.18%
          Tactical Maturity Bond Portfolio             18.32%
     Diversified Equity Style                     20%
          Equity Income Portfolio                          5%
          Index Portfolio                                  5%
          Large Company Style                              5%
               Disciplined Growth Portfolio                     0.50%
               Large Cap Appreciation Portfolio                 0.50%
               Large Company Growth Portfolio                      4%
          Small Cap Style                                  2%
               Small Cap Index Portfolio                        0.67%
               Small Company Growth Portfolio                   0.67%
               Small Company Value Portfolio                    0.66%
          International Style                              3%
               International Equity Portfolio                      3%
     TOTAL FUND ASSETS                           100%

                                                Allocation Funds Prospectus   39

Strategic Income Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 58 for the objective and principal strategies for each Fund, and the "Portfolio Managers" section on page 62 for the professional summaries for these managers.

     Master Portfolio             Sub-adviser       Portfolio Manager(s)

     Disciplined Growth           Smith             Stephen S. Smith, CFA
     Equity Income                Wells Capital     David L. Roberts, CFA and
                                  Management        Gary J. Dunn, CFA
     Index                        Wells Capital     Laurie R. White
                                  Management        and Gregory T. Genung, CFA
     International Equity         Wells Capital     Sabrina Yih, CFA
                                  Management
     Large Cap Appreciation       Cadence           David B. Breed, CFA;
                                                    William B. Bannick, CFA
                                                    and Katherine A. Burdon, CFA
     Large Company Growth         Peregrine         John S. Dale, CFA and
                                                    Gary E. Nussbaum, CFA
     Managed Fixed-Income         Galliard          Richard Merriam, CFA and
                                                    Ajay Mirza, CFA
     Small Cap Index              Wells Capital     Laurie R. White
                                  Management        and Gregory T. Genung, CFA
     Small Company Growth         Peregrine         Robert B. Mersky, CFA;
                                                    Paul E. von Kuster, CFA and
                                                    Daniel J. Hagen, CFA
     Small Company Value          Peregrine         Tasso H. Coin, Jr., CFA and
                                                    Douglas G. Pugh, CFA
     Stable Income                Galliard          John Huber, CFA
     Strategic Value Bond         Galliard          Richard Merriam, CFA and
                                                    John Huber, CFA
     Tactical Maturity Bond       Peregrine         William D. Giese, CFA
                                                    and Jay H. Strohmaier
     ---------------------------------------------------------------------------
     Important Risk Factors
     The Fund is primarily subject to the "Debt Securities" and "Equity Securities" risks described under "Common Risks for the Funds" on page 6.

     The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" beginning on page 44.These considerations are all important to your investment choice.

40   Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Strategic Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                              INSTITUTIONAL CLASS SHARES--
                                              COMMENCED ON NOVEMBER 11, 1994
                                              ----------------------------------
                                                  Sept. 30,         Sept. 30,
  For the period ended:                             2002              2001
                                              ----------------------------------
  Net asset value, beginning of period          $      19.92     $      20.44

  Income from investment operations:
  Net investment income (loss)                          0.61             0.84
  Net realized and unrealized gain (loss)
   on investments                                      (0.75)           (0.06)

  Total from investment operations                     (0.14)            0.78

  Less distributions:
  Dividends from net investment income                 (0.78)           (0.93)
  Distributions from net realized gain                 (0.58)           (0.37)

  Total distributions                                  (1.36)           (1.30)

  Net asset value, end of period                $      18.42     $      19.92

  Total return/4/                                      (0.89)%           3.89%

  Ratios/supplemental data:
    Net assets, end of period (000s)            $    288,610     $    301,041

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/          0.80%            0.80%
    Ratio of net investment income (loss) to
     average net assets                                 3.23%            4.34%

  Portfolio turnover/3/                                   71%              77%

  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/,/5/,/6/                                  1.00%            0.90%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios for periods of less than one year are annualized.

42   Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

----------------------------------------------------------------------
        Sept. 30,         Sept. 30,        May 31,          May 31,
          2000             1999/1/          1999             1998
----------------------------------------------------------------------
     $      20.06     $      19.98     $      19.56     $      18.47


             0.95             0.29             0.82             0.79

             0.86            (0.21)            0.81             1.75

             1.81             0.08             1.63             2.54


            (0.88)            0.00            (0.84)           (0.86)
            (0.55)            0.00            (0.37)           (0.59)

            (1.43)            0.00            (1.21)           (1.45)

     $      20.44     $      20.06     $      19.98     $      19.56

             9.52%            0.40%            8.45%           14.13%


     $    268,386     $    267,158     $    263,328     $    235,254

             0.80%            0.80%            0.80%            0.80%


             4.69%            4.32%            4.22%            4.47%

               62%              11%              54%              58%



             0.94%            1.05%            1.04%            1.03%

                                                Allocation Funds Prospectus   43

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6.Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The "Strategic" and "Balanced" Funds are subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in a Fund's NAV. This risk may occur when a Fund makes investments in derivatives, such as options or futures contracts.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

     . The Funds may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds, except the Asset Allocation Fund, may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government's guarantee does not extend to the Funds themselves.

44   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Emerging Market Risk--The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

                                                Allocation Funds Prospectus   45

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest risk and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely effect an investment.

     Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

46   Allocation Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each Fund. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

------------------------------------------------------------------------------------------------------------------------------------
                                                                           ASSET      GROWTH   MODERATE  STRATEGIC GROWTH  STRATEGIC
INVESTMENT PRACTICE                              PRINCIPAL RISK(S)       ALLOCATION  BALANCED  BALANCED     ALLOCATION      INCOME
------------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for                  Leverage Risk               X          X          X          X                X
temporary purposes (e.g. to meet
shareholder redemptions).

Emerging Markets
Securities of companies based in                 Emerging Market,
countries considered developing or to            Foreign Investment,                    X          X          X
have "emerging" stock markets. Generally,        Regulatory, Liquidity
these securities have the same type of           and Currency Risk
risks as foreign securities, but to
a higher degree.

Floating and Variable Rate Debt                                                         X          X          X                X
Instruments with interest rates                  Interest Rate and
that are adjusted either on a                    Credit Risk
schedule or when an index or
benchmark changes.

Foreign Obligations
Dollar-denominated debt obligations              Foreign Investment,                    X          X          X
of non-U.S. companies, foreign banks,            Regulatory and
foreign governments, and other foreign           Liquidity Risk
entities.

Foreign Securities
Equity securities issued by a                    Foreign Investment,
non-U.S. company, which may be in the            Regulatory, Liquidity                  X          X          X
form of an ADR or similar investment.            and Currency Risk

Forward Commitment, When-Issued and
Delayed Delivery Transactions                                                X          X          X          X                X
Securities bought or sold for delivery           Interest Rate,
at a later date or bought or sold for            Leverage and
a fixed price at a fixed date.                   Credit Risk

High Yield Securities
Debt securities of lower quality that            Interest Rate and                                 X                           X
produce generally higher rates of                Credit Risk
return. These securities, sometimes
referred to as "junk bonds," tend to be
more sensitive to economic conditions,
more volatile, and less liquid, and are
subject to greater risk of default.

Illiquid Securities
A security which may not be sold or              Liquidity Risk             X          X          X          X                X
disposed of in the ordinary course of
business within seven days at the value
determined by the Fund. Limited to 15%
of net assets.

                                                Allocation Funds Prospectus   47

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           ASSET      GROWTH   MODERATE  STRATEGIC GROWTH  STRATEGIC
INVESTMENT PRACTICE                              PRINCIPAL RISK(S)       ALLOCATION  BALANCED  BALANCED     ALLOCATION      INCOME
------------------------------------------------------------------------------------------------------------------------------------
Loan Participations
Debt obligations that represent a portion of     Credit Risk                                                                   X
a larger loan made by a bank. Generally sold
without guarantee or recourse, some
participations sell at a discount because of
the borrower's credit problems.

Loans of Portfolio Securities
The practice of loaning securities to            Credit, Counter-Party
brokers, dealers and financial institutions      and Leverage Risk           X          X          X          X                X
to increase return on those securities. Loans
may be made up to 1940 Act limits (currently
one-third of total assets, including the
value of collateral received).

Mortgage-and Asset-Backed Securities
Securities consisting of undivided fractional    Interest Rate, Credit
interests in pools of consumer loans, such as    and Prepayment/                        X          X          X                X
mortgage loans, car loans, credit card debt      Extension Risk
or receivables held in trust.

Options
The right or obligation to receive or deliver    Credit and
a security or cash payment depending on the      Liquidity Risk
security's price or the performance of an                                    X          X          X          X                X
index or benchmark. Types of options used may
include: options on securities, options on a
stock index, stock index futures and options
on stock index futures to protect liquidity
and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other       Market Risk                 X          X          X          X                X
mutual funds, which will cause Fund
shareholders to bear a pro rata portion of
the other fund's expenses, in addition to the
expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but      Liquidity Risk              X          X          X          X                X
which may or may not be resold in accordance
with Rule 144A under the Securities Act of
1933.

Repurchase Agreements
A transaction in which the seller of a           Credit and                  X          X          X          X                X
security agrees to buy back a security at an     Counter-Party Risk
agreed upon time and price, usually with
interest.

Small Company Securities
Investments in small companies, which may be     Small Company Investment,              X                     X
less liquid and more volatile than               Market and Liquidity Risk
investments in larger companies.

Stripped Obligations
Securities that give ownership to either         Interest Rate Risk                     X                                      X
future payments of interest or a future
payment of principal, but not both. These
securities tend to have greater interest rate
sensitivity than conventional debt.

48   Allocation Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how their service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust ("the Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

---------------------------------------------------------------------------------------
                                   BOARD OF TRUSTEES
---------------------------------------------------------------------------------------
                           Supervises the Funds' activities
---------------------------------------------------------------------------------------
        INVESTMENT ADVISER                              CUSTODIAN
---------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC            Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA            6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities     Provides safekeeping for the Funds' assets
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                INVESTMENT SUB-ADVISER
---------------------------------------------------------------------------------------
                         Wells Capital Management Incorporated
                                   525 Market Street
                                   San Francisco, CA
                    Responsible for day-to-day portfolio management
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                     SHAREHOLDER
                                      TRANSFER                        SERVICING
  ADMINISTRATOR                         AGENT                           AGENTS
---------------------------------------------------------------------------------------
  Wells Fargo Funds              Boston Financial Data               Various Agents
  Management, LLC                Services, Inc.
  525 Market St.                 Two Heritage Dr.
  San Francisco, CA              Quincy, MA

  Manages the                    Maintains records                   Provide
  Funds' business                of shares and                       services to
  activities                     supervises the payment              customers
                                 of dividends
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                      FINANCIAL SERVICES FIRMS AND SELLING AGENTS
---------------------------------------------------------------------------------------
            Advise current and prospective shareholders on Fund investments
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                     SHAREHOLDERS
---------------------------------------------------------------------------------------

                                                Allocation Funds Prospectus   49

Organization and Management of the Funds
--------------------------------------------------------------------------------

     The Investment Adviser
     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. As of September 30, 2002, Funds Management and its affiliates managed over $171 billion in assets. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus.

     The Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an investment advisory fee of 0.25% on an annual basis of each Fund's average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund's investments in the various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, the master portfolios. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

     Dormant Investment Advisory Arrangements
     Under the investment advisory contract for the Funds, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

     Each gateway fund has a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

     The Sub-Advisers
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all the Funds, and in this capacity is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management also is the sub-adviser for the Index, Equity Income, Small Cap Index and International Equity Portfolios in which the gateway funds invest a portion of their assets. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2002, Wells Capital Management managed assets aggregating in excess of $106 billion.

     Cadence Capital Management ("Cadence"), a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, Massachusetts 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management

50   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2002, Cadence managed approximately $4.1 billion in assets.

     Galliard Capital Management, Inc. ("Galliard"), located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060,Minneapolis,Minnesota 55479, is the investment sub-adviser for the Stable Income, Strategic Value Bond and Managed Fixed-Income Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of September 30, 2002, Galliard managed approximately $12.5 billion in assets.

     Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Wells Fargo Bank, Minnesota, N.A. located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth, Small Company Value and Tactical Maturity Bond Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2002, Peregrine managed approximately $8.6 billion in assets.

     Smith Asset Management Group, L.P. ("Smith Group"), located at 200 Crescent Court, Suite 850, Dallas, Texas 75201, is the investment sub-adviser for the Disciplined Growth Portfolio and is responsible for the day-to-day investment management of this portfolio. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2002, the Smith Group managed over $600 million in assets.

     The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator
     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of each Fund's average daily net assets of each Fund.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for the Institutional Class shares of the Asset Allocation Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Institutional Class pays an annual fee of 0.10% of its average daily net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                Allocation Funds Prospectus   51

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the securities trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m.(ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Minimum Investments
     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

52   Allocation Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

     . Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Funds; and

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

                                                Allocation Funds Prospectus   53

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------
     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

54   Allocation Funds Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . You may make exchanges only between like share classes of non-money market Funds and the Service Class shares of money market Funds.

     . Every exchange involves selling Fund shares that may produce a capital gain or loss for tax purposes.

     . In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Funds, the Funds may restrict or refuse exchanges from market timers. You may be considered a market timer if you complete more than one exchange within a 3-month period, or seem to be following a timing pattern.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

     Contact your account representative for further details.

                                                Allocation Funds Prospectus   55

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions
     The Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds make distributions of, any net investment income and realized capital gains, if any, at least annually. The Asset Allocation Fund makes distributions of any net investment income at least quarterly and capital gains at least annually. Contact your Institution for distribution options.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes
     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional income tax information.

     We will pass on to a Fund's shareholder substantially all of the Fund's net investment income and realized capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

     Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to back-up withholding.

     Request for Multiple Copies of Shareholder Documents
     To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.

56   Allocation Funds Prospectus

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--------------------------------------------------------------------------------

Description of Master Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  PORTFOLIO                          OBJECTIVE
--------------------------------------------------------------------------------
  Disciplined Growth                 The Portfolio seeks capital appreciation by
  Portfolio                          investing primarily in common stocks of
                                     larger companies.

  Equity Income Portfolio            The Portfolio seeks long-term capital
                                     appreciation and above-average dividend
                                     income.

  Index Portfolio                    The Portfolio seeks to replicate the return
                                     of the S&P 500 Index.

  International Equity               The Portfolio seeks total return, with an
  Portfolio                          emphasis on capital appreciation, over the
                                     long-term by investing in equity securities of non-U.S. companies.

  Large Cap Appreciation             The Portfolio seeks long-term capital
  Portfolio                          appreciation.

  Large Company Growth               The Portfolio seeks long-term capital
  Portfolio                          appreciation by investing primarily in
                                     large, high-quality domestic companies that the adviser believes have superior growth potential.

  Managed Fixed-Income               The Portfolio seeks consistent fixed-income
  Portfolio                          returns.

  Small Cap Index Portfolio          The Portfolio seeks to replicate the total
                                     return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

  Small Company Growth               The Portfolio seeks long-term capital
  Portfolio                          appreciation by investing in smaller
                                     domestic companies.

  Small Company Value                The Portfolio seeks long-term capital
  Portfolio                          appreciation.

  Stable Income Portfolio            The Portfolio seeks stability of principal
                                     while providing lower volatility total
                                     return.

58   Allocation Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above-average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

     The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

     The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

     In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests in a diversified portfolio of fixed and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

     Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

     The Portfolio invests primarily in the common stock of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

     The Portfolio invests in short-term, investment-grade securities which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations, and others.

                                                Allocation Funds Prospectus   59

Description of Master Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  PORTFOLIO                          OBJECTIVE
--------------------------------------------------------------------------------
  Strategic Value Bond               The Portfolio seeks total return by
  Portfolio                          investing principally in income-producing
                                     securities.

  Tactical Maturity Bond             The Portfolio seeks positive total return
  Portfolio                          each calendar year regardless of general
                                     bond market performance.

60   Allocation Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------
     The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government obligations, preferred stock, convertible bonds, and foreign bonds.

     The Portfolio's assets are divided into two components, short bonds with maturities of 2 years or less and long bonds with maturities of 25 years or more. The Portfolio invests in U.S. Government obligations and corporate fixed-income investments rated, at the time of purchase, within 1 of the 2 highest long-term rating categories, or that are unrated and determined by the adviser to be of comparable quality. During periods of falling prices, long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The dollar-weighted average maturity of the Portfolio may vary between 1 and 30 years.

                                                Allocation Funds Prospectus   61

Portfolio Managers
--------------------------------------------------------------------------------

     William B. Bannick, CFA
     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Porfolio. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

     Galen G. Blomster, CFA
     Asset Allocation Fund since 2002
     Mr. Blomster is a Principal with Wells Capital Management. He joined Wells Capital Management in 1998 as a Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster manages numerous portfolios for Wells Capital Management using asset allocation models that he developed, including the models used in managing the Asset Allocation Fund and Index Allocation Fund. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned his BS in Dairy and Food Sciences from the University of Minnesota and his MS and PhD in Applied Economics from Purdue University.

     David B. Breed, CFA
     Growth Balanced Fund since 2001
     Moderate Balanced Fund since 2001
     Strategic Growth Allocation Fund since 2001
     Strategic Income Fund since 2001
     Managing Director, Chief Executive Officer, Chief Investment Officer and founding partner of Cadence. He has managed separate equity accounts and has led the team of equity portfolio managers and analysts there since 1988. He earned his BA in Finance from the University of Massachusetts, and his MBA in Finance from the Wharton School of Business.

     Katherine A. Burdon, CFA
     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Ms. Burdon joined Cadence in 1993 where she is a Managing Director and Senior Portfolio Manager. Ms. Burdon has 19 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. She earned her BS in Biology at Stanford University and an MS in Accounting at Northeastern University. Ms. Burdon is also a Certified Public Accountant.

     Tasso H. Coin, Jr. CFA
     Growth Balanced Fund and its predecessor since 1995
     Moderate Balanced Fund and its predecessor since 1995
     Strategic Growth Allocation Fund and its predecessor since 1997 Strategic Income Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in economics from Loyola University of Chicago.

62   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     John S. Dale, CFA
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997 Strategic Income Fund and its predecessor since 1989
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

     Gary J. Dunn, CFA
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997 Strategic Income Fund and its predecessor since 1989
     Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

     Gregory T. Genung, CFA
     Growth Balanced Fund since 2002
     Moderate Balanced Fund since 2002
     Strategic Growth Allocation Fund since 2002
     Strategic Income Fund since 2002
     Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor's degrees in finance and economics from the University of Minnesota, Duluth.

     William D. Giese, CFA
     Growth Balanced Fund and its predecessor since 1994
     Moderate Balanced Fund and its predecessor since 1994
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1994
     Mr. Giese joined Peregrine over 18 years ago as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Tactical Maturity Bond Portfolio. Mr. Giese has over 30 years of experience in fixed-income securities management. Mr. Giese earned his BS in Civil Engineering from the Illinois Institute of Technology and his MBA from the University of Michigan.

     Daniel J. Hagen
     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffrey, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.

                                                Allocation Funds Prospectus   63

Portfolio Managers
--------------------------------------------------------------------------------

     John Huber, CFA
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Growth Allocation Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Stable Income Portfolio and the Strategic Value Bond Portfolio and specializes in corporate and taxable municipal securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with Norwest Investment Management. In addition, he previously served as a Senior Analyst in Norwest Bank's Capital Market Credit Group. Mr. Huber earned his BA in Communications from the University of Iowa and his MBA from the University of Minnesota.

     Richard Merriam, CFA
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Merriam joined Galliard at the firm's inception in 1995.Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his BA in Economics and English from the University of Michigan and his MBA from the University of Minnesota.

     Robert B. Mersky, CFA
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

     Ajay Mirza, CFA
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Growth Allocation Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Mr. Mirza oversees the Managed Fixed-Income Portfolio and specializes in mortgage-and asset-backed securities. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his BE in Instrumentation from the Birla Institute of Technology (India), his MA in Economics from Tulane University, and his MBA from the University of Minnesota.

     Gary E. Nussbaum, CFA
     Growth Balanced Fund and its predecessor since 1990
     Moderate Balanced Fund and its predecessor since 1990
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

64   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Douglas G. Pugh, CFA
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment adviser firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

     David L. Roberts, CFA
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1989
     Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

     Stephen S. Smith, CFA
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

     Jay H. Strohmaier
     Growth Balanced Fund since 2002
     Moderate Balanced Fund since 2002
     Strategic Growth Allocation Fund since 2002
     Strategic Income Fund since 2002
     Mr. Strohmaier joined Peregrine in 1996 as a Senior Vice President. His responsibilities include managing the Tactical Maturity Bond Portfolio. Mr. Strohmaier has over 18 years of experience dealing with various investment strategies. He earned his BS in Agricultural Economics from Washington State University and his MS in Applied Economics from the University of Minnesota.

     Paul E. Von Kuster, CFA
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997 Strategic Income Fund and its predecessor since 1989
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

                                                Allocation Funds Prospectus   65

Portfolio Managers
--------------------------------------------------------------------------------

     Laurie R. White
     Growth Balanced Fund and its predecessor since 1996
     Moderate Balanced Fund and its predecessor since 1996
     Strategic Growth Allocation Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1996
     Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990.Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserves Asset Management at Norwest Investment Management (since 1977) until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Ms. White earned her BA in Political Science from Carleton College and her MBA from the University of Minnesota.

     Sabrina Yih, CFA
     Growth Balanced Fund since 2001
     Moderate Balanced Fund since 2001
     Strategic Growth Allocation Fund since 2001
     Strategic Income Fund since 2001
     Ms. Yih joined Wells Capital Management from the Columbia Management Company, where she was a portfolio manager since December 1997.Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of the Columbia International Stock Fund's largest regions. For eight years prior to that time, she was a portfolio manager for the International Fund for high net worth individuals at Delphi Asset Management. Ms. Yih earned her BA in Economics from Mount Holyoke College, magna cum laude, in 1982, and her MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a member of the Association of Investment Management and Research (AIMR).

66   Allocation Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which banks use to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Below Investment-Grade
     Securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk".

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation
     An increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Current Income
     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

     Debt Securities
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

                                                Allocation Funds Prospectus   67

Glossary
--------------------------------------------------------------------------------

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Gateway Fund
     A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

     Illiquid Security
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     Institution
     Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

     Investment-Grade Securities
     A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally, these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Mortgage-Backed Securities
     Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

68   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 1000 Index
     An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid-to-large cap index.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

     S&P, S&P 500 Index
     Standard and Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                                Allocation Funds Prospectus   69

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS
     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
     Call: 1-800-222-8222

     Write to:
     Wells Fargo Funds
     P.O. Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009; or
     by electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P002 (2/03)
ICA Reg. No.
811-09253
#525517

                                                                 [LOGO]
                                                       Printed on Recycled Paper

              -----------------------------------------------------
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
              -----------------------------------------------------

                                                        [WELLS FARGO FUNDS LOGO]

WELLS FARGO STOCK FUNDS

                                                                  --------------
                                                                    PROSPECTUS
                                                                  --------------

                      Diversified Equity Fund

                      Equity Income Fund

                      Equity Index Fund

                      Equity Value Fund

                      Growth Fund

                      Growth Equity Fund

                      International Equity Fund

                      Large Cap Appreciation Fund

                      Large Company Growth Fund

                      Mid Cap Growth Fund

                      SIFE Specialized Financial Services Fund

                      Small Cap Growth Fund

                      Small Company Value Fund

                      Specialized Health Sciences Fund

                      Specialized Technology Fund

                      Class A, Class B, Class C

                                                                February 1, 2003

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                      [This page intentionally left blank]

Table of Contents                                                       Stock Funds
-----------------------------------------------------------------------------------
Overview                           Objectives and Principal Strategies            4

Important summary information      Summary of Important Risks                     8
about the Funds.
                                   Performance History                           12

                                   Summary of Expenses                           28

                                   Key Information                               35
-----------------------------------------------------------------------------------
The Funds                          Diversified Equity Fund                       36

Important information about        Equity Income Fund                            41
the individual Funds.
                                   Equity Index Fund                             45

                                   Equity Value Fund                             48

                                   Growth Fund                                   53

                                   Growth Equity Fund                            56

                                   International Equity Fund                     61

                                   Large Cap Appreciation Fund                   64

                                   Large Company Growth Fund                     66

                                   Mid Cap Growth Fund                           70

                                   SIFE Specialized Financial Services Fund      72

                                   Small Cap Growth Fund                         78

                                   Small Company Value Fund                      82

                                   Specialized Health Sciences Fund              84

                                   Specialized Technology Fund                   88

                                   Additional Strategies and
                                    General Investment Risks                     92

                                   Organization and Management of the Funds      97

-----------------------------------------------------------------------------------
Your Investment                    A Choice of Share Classes                    102

How to open an account and         Reductions and Waivers of Sales Charges      106
how to buy, sell and exchange
Fund shares.                       Exchanges                                    109

                                   Your Account                                 110

                                     How to Buy Shares                          112

                                     How to Sell Shares                         115

-----------------------------------------------------------------------------------
Reference                          Additional Services and Other Information    117

Additional information and         Description of Master Portfolios             120
term definitions.
                                   Portfolio Managers                           122

                                   Glossary                                     127

Stock Funds Overview
--------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details. Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                          OBJECTIVE
--------------------------------------------------------------------------------
Diversified Equity Fund       Seeks long-term capital appreciation with moderate
                              annual return volatility.

Equity Income Fund            Seeks long-term capital appreciation and
                              above-average dividend income.

Equity Index Fund             Seeks to approximate the total rate of return of
                              substantially all common stocks comprising the S&P 500 Index.

Equity Value Fund             Seeks long-term capital appreciation and
                              above-average dividend income.

Growth Fund                   Seeks long-term capital appreciation.

Growth Equity Fund            Seeks long-term capital appreciation with moderate
                              annual return volatility.

International Equity Fund     Seeks total return with an emphasis on
                              long-term capital appreciation.

Large Cap Appreciation        Seeks long-term capital appreciation.
Fund

Large Company Growth Fund     Seeks long-term capital appreciation.

Mid Cap Growth Fund           Seeks long-term capital appreciation.

4    Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Fund is a gateway fund that invests in five different equity investment styles--index, equity income, large company, small cap, and international--to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 9 master portfolios.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

We invest in common stocks to replicate the Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before fees and expenses. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, we attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before expenses.

We invest primarily in equity securities that we believe are undervalued in relation to various valuation measures, and that have strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

We emphasize investment in companies that have a strong earnings growth trend and above-average prospects for future growth. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in three different equity investment styles--large company, small cap, and international--to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 6 master portfolios.

We invest principally in equity securities of companies based in developed foreign countries and emerging markets. We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies with above-average potential for long-term growth and total return.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies selected based on a series of growth and value criteria. We invest principally in securities of U.S. companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. Generally, such companies will have a market capitalization within the range of the Russell Midcap Index, which was $193 million to $13 billion as of December 31, 2002.

                                                     Stock Funds Prospectus    5

--------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details. Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                              OBJECTIVE
--------------------------------------------------------------------------------
SIFE Specialized Financial        Seeks long-term capital appreciation.
Services Fund

Small Cap Growth Fund             Seeks long-term capital appreciation.

Small Company Value Fund          Seeks long-term capital appreciation.

Specialized Health Sciences
Fund                              Seeks long-term capital appreciation.

Specialized Technology Fund       Seeks long-term capital appreciation.

6    Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies, commercial banks, savings and loan associations, brokerage companies, insurance companies, real-estate related companies, leasing companies, and consumer and industrial finance companies). In researching potential investments, we focus on companies that have capital growth potential because of favorable overall business prospects, the development of and demand for new products and services, undervalued assets and/or earnings potential, and favorable operating ratios such as default rates, credit quality, and interest rate spreads.

We focus on companies that we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small capitalization range that is expected to change frequently.

The Fund is a gateway fund that invests in small U.S. companies selected based on a value-oriented analysis. We use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on this criteria. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

We invest principally in equity securities of health sciences companies based in at least three countries, including the United States. We define health sciences companies as those with revenues primarily generated by health care, medicine, and life sciences products and services. This would include pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund's foreign investments to be in companies organized or headquartered in countries of Western Europe and Japan. We concentrate the Fund's investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. We concentrate the Fund's investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

                                                     Stock Funds Prospectus    7

Summary of Important Risks
--------------------------------------------------------------------------------
This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 36;

..    the "Additional Strategies and General Investment Risks" section beginning on page 92; and

..    the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
  COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

  Equity Securities
  The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

  Small Company Securities
  Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

  Foreign Investments
  Certain Funds make foreign investments which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

8    Stock Funds Prospectus

--------------------------------------------------------------------------------
FUND                          SPECIFIC RISKS
--------------------------------------------------------------------------------
Diversified Equity Fund       The Fund is primarily subject to the risks
                              described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

Equity Income Fund            The Fund is primarily subject to the "Equity
                              Securities" risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

Equity Index Fund             The Fund is primarily subject to the "Equity
                              Securities" risks described under "Common Risks for the Funds" on page 8. We attempt to match as closely as possible the performance of the S&P 500
                              Index. Funds that track the performance of an index do so whether the index rises or falls. Our ability to track the performance of the S&P 500
                              Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

Equity Value Fund             The Fund is primarily subject to the "Equity
                              Securities" risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

Growth Fund                   The Fund is primarily subject to the "Equity
                              Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

Growth Equity Fund            The Fund is primarily subject to the risks
                              described under "Common Risks for the Funds" on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.
                              Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks.

International Equity Fund     The Fund is primarily subject to the "Equity
                              Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

Large Cap Appreciation Fund   The Fund is primarily subject to the "Equity
                              Securities" risks described under "Common Risks for the Funds" on page 8.

Large Company Growth Fund     The Fund is primarily subject to the "Equity
                              Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

                                                     Stock Funds Prospectus    9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                          SPECIFIC RISKS
--------------------------------------------------------------------------------
Mid Cap Growth Fund           The Fund is primarily subject to the "Equity
                              Securities" risks described under "Common Risks for the Funds" on page 8. Stocks of medium-sized companies maybe more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

SIFE Specialized Financial    The Fund is primarily subject to the "Equity
Services Fund                 Securities" risks described under "Common Risks
                              for the Funds" on page 8. The Fund concentrates its investments in the financial services sector, and therefore will be more susceptible than more diversified funds to market and other conditions affecting this single group of industries.

Small Cap Growth Fund         The Fund is primarily subject to the risks
                              described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Company Value Fund      The Fund is primarily subject to the "Equity
                              Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8.

Specialized Health Sciences   The Funds are primarily subject to the risks
Fund and Specialized          described under "Common Risks for the Funds" on
Technology Fund               page 8. The Funds are considered to be
                              non-diversified because they invest a relatively high percentage of their assets in a limited number of issuers. The Funds also concentrate their investments in stocks of particular sectors of the economy. Non-diversified and concentrated funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest. For the Specialized Technology Fund, our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

10   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

                                                     Stock Funds Prospectus   11

Performance History
--------------------------------------------------------------------------------

     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index:

     Please remember that past performance is no guarantee of future results.

     The Wells Fargo SIFE Specialized Financial Services Fund was organized as the successor fund to the SIFE Trust Fund, which was reorganized into the Wells Fargo Fund effective at the close of business on February 22, 2002. The historical performance information shown for the SIFE Specialized Financial Services Fund in the following pages prior to that date reflects the historical information for the SIFE Trust Fund. The performance information shown for the Small Company Value Fund reflects the performance of the Small Company Value Master Portfolio in which the Fund invests.

     Diversified Equity Fund Class A Calendar Year Returns/2/*

     [GRAPHIC]

     '93      12.14%
     '94       0.83%
     '95      30.94%
     '96      20.47%
     '97      25.68%
     '98      22.35%
     '99      20.44%
     '00      (1.89)%
     '01     (12.68)%
     '02     (22.12)%

     Best Qtr.: Q4 '98 - 19.88%  Worst Qtr.: Q3 '02 - (19.40)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

12   Stock Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/

     for the period ended 12/31/02                           1 Year       5 Years      10 Years
     Class A Returns Before Taxes (Incept. 5/2/96)/2/        (26.60)%      (1.51)%       7.58%
     Class A Returns After Taxes on Distributions            (26.69)%      (2.45)%       6.68%
     Class A Returns After Taxes on Distributions
       and Sale of Fund Shares                               (16.33)%      (1.16)%       6.27%
     Class B Returns Before Taxes (Incept. 5/6/96)/2/        (26.58)%      (1.42)%       7.42%
     Class C Returns Before Taxes (Incept. 10/1/98)/2/       (24.26)%      (1.23)%       7.34%
     S&P 500 Index (reflects no deduction for fees,
       expenses or taxes)/3/                                 (22.09)%      (0.58)%       9.34%

     /1/  Returns reflect applicable sales charges.

     /2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

     /3/  S&P 500 is a registered trademark of Standard and Poor's.

                                                     Stock Funds Prospectus   13

Performance History
--------------------------------------------------------------------------------

     Equity Income Fund Class A Calendar Year Returns/2/*

     [GRAPHIC]

     '93     7.63%
     '94     4.64%
     '95    38.43%
     '96    20.25%
     '97    28.07%
     '98    17.82%
     '99     8.27%
     '00     1.64%
     '01    (5.67)%
     '02   (19.89)%

     Best Qtr.: Q4 '98 - 15.68%  Worst Qtr.: Q3 '02 - (20.85)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/

     for the period ended 12/31/02                           1 Year      5 Years     10 Years
     Class A Returns Before Taxes (Incept. 5/2/96)/2/        (24.50)%      (1.58)%     8.29%
     Class A Returns After Taxes on Distributions            (26.11)%      (2.75)%     7.34%
     Class A Returns After Taxes on Distributions and
       Sale of Fund Shares                                   (13.91)%      (1.37)%     6.79%
     Class B Returns Before Taxes (Incept. 5/2/96)/2/        (24.13)%      (1.48)%     8.12%
     Class C Returns Before Taxes (Incept. 10/1/98)/2/       (21.95)%      (1.36)%     8.01%
     S&P 500 Index (reflects no deduction for fees,
       expenses or taxes)/3/                                 (22.09)%      (0.58)%     9.34%
     Russell 1000 Value Index (reflects no deduction for
       fees, expenses or taxes)                              (15.52)%       1.16%     10.80%

     /1/  Returns reflect applicable sales charges.

     /2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

     /3/  S&P 500 is a registered trademark of Standard & Poor's.

14   Stock Funds Prospectus

     Equity Index Fund Class A Calendar Year Returns/1/*
     ---------------------------------------------------------------------------

     [GRAPHIC]

     '93      8.91%
     '94      0.42%
     '95     35.99%
     '96     21.66%
     '97     31.89%
     '98     27.67%
     '99     20.12%
     '00     (9.71)%
     '01    (12.38)%
     '02    (22.59)%

     Best Qtr.: Q4 '98 - 21.00%  Worst Qtr.: Q3 '02 - (17.38)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A and Class B shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

     Average annual total returns/2/

     for the period ended 12/31/02                           1 Year      5 Years     10 Years
     Class A Returns Before Taxes (Incept. 1/25/84)/1/       (27.04)%      (2.41)%     7.76%
     Class A Returns After Taxes on Distributions            (28.02)%      (4.07)%     6.15%
     Class A Returns After Taxes on Distributions and
       Sale of Fund Shares                                   (16.04)%      (1.66)%     6.30%
     Class B Returns Before Taxes (Incept. 2/17/98)/3/       (26.84)%      (2.26)%     7.71%
     S&P 500 Index (reflects no deduction for fees,
       expenses or taxes)/4/                                 (22.09)%      (0.58)%     9.34%

     /1/ Performance shown for periods prior to December 15, 1997 reflects performance of the Stagecoach Corporate Stock Fund, a predecessor portfolio with the same investment objective and policies as the Fund.

     /2/  Returns reflect applicable sales charges.

     /3/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.

     /4/  S&P 500 is a registered trademark of Standard and Poor's.

                                                     Stock Funds Prospectus   15

Performance History
--------------------------------------------------------------------------------

     Equity Value Fund Class A Calendar Year Returns/1/*

     [GRAPHIC]

     '93      25.82%
     '94      (1.71)%
     '95      24.20%
     '96      26.46%
     '97      27.32%
     '98       6.68%
     '99      (2.17)%
     '00       3.32%
     '01      (3.70)%
     '02     (26.02)%

     Best Qtr.: Q2 '97 - 15.19%  Worst Qtr.: Q3 '02 - (20.84)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/, /2/

     for the period ended 12/31/02                           1 Year      5 Years     10 Years
     Class A Returns Before Taxes (Incept. 7/2/90)           (30.28)%      (6.25)%     5.98%
     Class A Returns After Taxes on Distributions            (30.62)%      (8.23)%     3.13%
     Class A Returns After Taxes on Distributions and
       Sale of Fund Shares                                   (18.59)%      (4.51)%     4.45%
     Class B Returns Before Taxes (Incept. 9/6/96)           (30.27)%      (6.05)%     5.90%
     Class C Returns Before Taxes (Incept. 4/1/98)           (27.92)%      (6.00)%     5.80%
     S&P 500 Index (reflects no deduction for fees,
       expenses or taxes)/3/                                 (22.09)%      (0.58)%     9.34%
     Russell 1000 Value Index (reflects no deduction
       for fees, expenses or taxes)                          (15.52)%       1.16%     10.80%

     /1/ Performance shown for the Class A shares for periods prior to September 6, 1996, reflects the performance of the Investor Shares of the Pacifica Equity Value Fund, a predecessor portfolio with the same investment objective and policies. Performance shown for the Class B shares for periods prior to its inception reflects the performance of the Investor Shares adjusted to reflect this Class's fees and expenses. Performance shown for the Class C shares for periods prior to its inception reflects the performance of the Class B shares adjusted for this Class's fees and expenses.

     /2/  Returns reflect applicable sales charges.

     /3/  S&P 500 is a registered trademark of Standard and Poor's.

16   Stock Funds Prospectus

     Growth Fund Class A Calendar Year Returns*
     ---------------------------------------------------------------------------

     [GRAPHIC]

     '93       8.44%
     '94      (0.29)%
     '95      28.90%
     '96      21.72%
     '97      19.05%
     '98      29.16%
     '99      21.90%
     '00     (13.86)%
     '01     (18.88)%
     '02     (26.30)%

     Best Qtr.: Q4 '98 - 23.40%  Worst Qtr.: Q3 '01 - (17.30)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A and Class B shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

     Average annual total returns/1/

     for the period ended 12/31/02                           1 Year      5 Years     10 Years
     Class A Returns Before Taxes (Incept. 8/2/90)           (30.56)%      (5.35)%     4.37%
     Class A Returns After Taxes on Distributions            (30.56)%      (7.23)%     2.22%
     Class A Returns After Taxes on Distributions and
       Sale of Fund Shares                                   (18.76)%      (3.41)%     3.65%
     Class B Returns Before Taxes (Incept. 1/1/95)/2/        (30.43)%      (5.14)%     4.31%
     S&P 500 Index (reflects no deduction for fees,
       expenses or taxes)/3/                                 (22.09)%      (0.58)%     9.34%

     /1/  Returns reflect applicable sales charges.

     /2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.

     /3/  S&P 500 is a registered trademark of Standard and Poor's.

                                                     Stock Funds Prospectus   17

Performance History
--------------------------------------------------------------------------------

     Growth Equity Fund Class A Calendar Year Returns/2/*

     [GRAPHIC]

     '93     19.75%
     '94     (1.38)%
     '95     24.87%
     '96     18.78%
     '97     20.09%
     '98     16.50%
     '99     25.66%
     '00     (0.31)%
     '01    (14.45)%
     '02    (21.72)%

     Best Qtr.: Q4 '99 - 19.99%  Worst Qtr.: Q3 '02 - (20.25)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/

     for the period ended 12/31/02                           1 Year      5 Years     10 Years
     Class A Returns Before Taxes (Incept. 5/2/96)/2/        (26.22)%    (1.63)%       6.84%
     Class A Returns After Taxes on Distributions            (26.22)%    (3.50)%       5.17%
     Class A Returns After Taxes on Distributions and
       Sale of Fund Shares                                   (16.10)%    (1.19)%       5.53%
     Class B Returns Before Taxes (Incept. 5/6/96)/2/        (26.24)%    (1.47)%       6.67%
     Class C Returns Before Taxes (Incept. 10/1/98)/2/       (23.88)%    (1.25)%       6.65%
     S&P 500 Index (reflects no deduction for fees,
       expenses or taxes)/3/                                 (22.09)%    (0.58)%       9.34%

     /1/  Returns reflect applicable sales charges.

     /2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

     /3/  S&P 500 is a registered trademark of Standard and Poor's.

18   Stock Funds Prospectus

     International Equity Fund Class A Calendar Year Returns*
     ---------------------------------------------------------------------------

     [GRAPHIC]

     '98      16.03%
     '99      51.16%
     '00     (13.20)%
     '01     (18.37)%
     '02     (23.28)%

     Best Qtr.: Q4 '99 - 33.55%  Worst Qtr.: Q3 '02 - (21.81)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/

                                                                                        Life of
     for the period ended 12/31/02                           1 year       5 years        Fund
     Class A Returns Before Taxes (Incept. 9/24/97)          (27.70)%      (2.11)%      (2.63)%
     Class A Returns After Taxes on Distributions            (27.70)%      (2.28)%      (2.79)%
     Class A Returns After Taxes on Distributions and
      Sale of Fund Shares                                    (17.01)%      (1.64)%      (2.04)%
     Class B Returns Before Taxes (Incept. 9/24/97)          (27.68)%      (2.03)%      (2.41)%
     Class C Returns Before Taxes (Incept. 4/1/98)/2/        (25.32)%      (1.85)%      (2.41)%
     MSCI/EAFE Index (reflects no deduction for fees,
      expenses or taxes)/3/                                  (15.94)%      (2.89)%      (4.25)%

     /1/  Returns reflect applicable sales charges.

     /2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares adjusted to reflect this Class's fees and expenses.

     /3/ Morgan Stanley Capital International/Europe, Australasia, and Far East Index.

                                                     Stock Funds Prospectus   19

Performance History
--------------------------------------------------------------------------------

     Large Cap Appreciation Fund Class A Calendar Year Returns*

     [GRAPHIC]

     '02     (23.81)%

     Best Qtr.: Q4 '02 - 1.99%  Worst Qtr.: Q3 '02 - (16.05)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/

                                                                         Life of
     for the period ended 12/31/02                           1 year       Fund
     Class A Returns Before Taxes (Incept. 8/31/01)          (28.19)%     (21.51)%
     Class A Returns After Taxes on Distributions            (28.19)%     (21.51)%
     Class A Returns After Taxes on Distributions and
       Sale of Fund Shares                                   (17.31)%     (17.06)%
     Class B Returns Before Taxes (Incept. 8/31/01)          (28.16)%     (21.04)%
     Class C Returns Before Taxes (Incept. 8/31/01)          (25.88)%     (19.20)%
     S&P 500 Index (reflects no deduction for fees,
       expenses or taxes)/2/                                 (22.09)%     (15.99)%

     /1/  Returns reflect applicable sales charges.

     /2/  S&P 500 is a registered trademark of Standard & Poor's.

20   Stock Funds Prospectus

     Large Company Growth Fund Class A Calendar Year Returns/2/*
     ---------------------------------------------------------------------------

     [GRAPHIC]

     '93      (0.36)%
     '94      (1.07)%
     '95      29.24%
     '96      25.11%
     '97      33.35%
     '98      47.97%
     '99      32.96%
     '00      (3.81)%
     '01     (21.78)%
     '02     (28.24)%

     Best Qtr.: Q4 '98 - 31.61%  Worst Qtr.: Q1 '01 - (22.88)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/

     for the period ended 12/31/02                           1 year       5 years      10 years
     Class A Returns Before Taxes (Incept. 10/1/98)/2/       (32.36)%       0.02%        7.84%
     Class A Returns After Taxes on Distributions            (32.36)%      (0.20)%       7.50%
     Class A Returns After Taxes on Distributions and
       Sale of Fund Shares                                   (19.87)%       0.13%        6.65%
     Class B Returns Before Taxes (Incept. 10/1/98)/2/       (32.20)%       0.26%        7.78%
     Class C Returns Before Taxes (Incept. 11/8/99)/3/       (30.04)%       0.44%        7.67%
     S&P 500 Index (reflects no deduction for fees,
       expenses or taxes)/4/                                 (22.09)%      (0.58)%       9.34%

     /1/  Returns reflect applicable sales charges.

     /2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

     /3/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares adjusted to reflect this Class's fees and expenses.

     /4/  S&P 500 is a registered trademark of Standard and Poor's.

                                                     Stock Funds Prospectus   21

Performance History
--------------------------------------------------------------------------------

     Mid Cap Growth Fund Class A Calendar Year Returns*

     [GRAPHIC]

     '01     (27.02)%
     '02     (32.16)%

     Best Qtr.: Q4 '01 - 34.16%  Worst Qtr.: Q1 '01 - (33.50)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/

                                                                          Life of
     for the period ended 12/31/02                           1 year        Fund
     Class A Returns Before Taxes (Incept. 10/16/00)         (36.06)%     (35.35)%
     Class A Returns After Taxes on Distributions            (36.06)%     (35.35)%
     Class A Returns After Taxes on Distributions and
       Sale of Fund Shares                                   (22.14)%     (26.59)%
     Class B Returns Before Taxes (Incept. 10/16/00)         (35.86)%     (34.94)%
     Class C Returns Before Taxes (Incept. 10/16/00)         (33.83)%     (34.34)%
     Russell Midcap(R) Index (reflects no deduction
       for fees, expenses or taxes)                          (16.18)%     (11.35)%

     /1/  Returns reflect applicable sales charges.

22   Stock Funds Prospectus

     SIFE Specialized Financial Services Fund Class A Calendar Year Returns/2/*
     ---------------------------------------------------------------------------

     [GRAPHIC]

     '93      9.33%
     '94     (1.52)%
     '95     49.92%
     '96     27.36%
     '97     44.79%
     '98     5.14%
     '99     (8.45)%
     '00     20.95%
     '01     (2.89)%
     '02     (13.69)%

     Best Qtr.: Q4 '98 - 19.60%  Worst Qtr.: Q3 '98 - (18.15)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/

     for the period ended 12/31/02                           1 year       5 years     10 years
     Class A Returns Before Taxes (Incept. 7/2/62)/2/        (18.65)%      (1.66)%      10.59
     Class A Returns After Taxes on Distributions            (22.30)%      (3.93)%       7.50%
     Class A Returns After Taxes on Distributions and
       Sale of Fund Shares                                    (8.22)%      (1.47)%       7.94%
     Class B Returns Before Taxes (Incept. 5/1/97)/3/        (17.81)%      (1.71)%      10.26%
     Class C Returns Before Taxes (Incept. 5/1/97)/3/        (15.96)%      (1.73)%      10.13%
     S&P 500 Index (reflects no deduction for fees,
       expenses or taxes)/4/                                 (22.09)%      (0.58)%       9.34%

     /1/  Returns reflect applicable sales charges.

     /2/ Performance shown for the Class A shares reflects the performance of the predecessor portfolio's Class A-I shares. The predecessor Class A-I is the accounting survivor of the reorganization of the SIFE Trust Fund Class A-I and Class A-II into the Fund's Class A. The Fund's inception date was July 2, 1962.

     /3/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.

     /4/  S&P 500 is a registered trademark of Standard & Poor's.

                                                     Stock Funds Prospectus   23

Performance History
--------------------------------------------------------------------------------

     Small Cap Growth Fund Class A Calendar Year Returns/2/*

     [GRAPHIC]

     '95      69.10%
     '96      20.89%
     '97      11.09%
     '98      (5.97)%
     '99     118.70%
     '00     (23.35)%
     '01     (24.69)%
     '02     (39.00)%

     Best Qtr.: Q4 '99 - 63.42%  Worst Qtr.: Q1 '01 - (31.56)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/

                                                                                         Life
     for the period ended 12/31/02                           1 year       5 years       of Fund
     Class A Returns Before Taxes (Incept. 9/16/96)/2/       (42.51)%      (7.36)%       6.21%
     Class A Returns After Taxes on Distributions            (42.51)%     (10.26)%       3.74%
     Class A Returns After Taxes on Distributions and
       Sale of Fund Shares                                   (26.10)%      (6.06)%       4.71%
     Class B Returns Before Taxes (Incept. 9/16/96)/2/       (42.52)%      (7.20)%       6.24%
     Class C Returns Before Taxes (Incept. 12/15/97)/3/      (40.73)%      (7.16)%       6.10%
     Russell 2000 Index (reflects no deduction for fees,
       expenses or taxes)                                    (20.48)%      (1.36)%       3.58%

     /1/  Returns reflect applicable sales charges.

     /2/ Performance shown for this Class for periods prior to September 16, 1996 reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio which incepted on November 1, 1994, with the same investment objective and policies as the Stagecoach Small Cap Fund adjusted to reflect this Class's fees and expenses. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations, and other restrictions which, if applicable, may have adversely affected performance.

     /3/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares adjusted to reflect this Class's fees and expenses.

24   Stock Funds Prospectus

     Small Company Value Fund Class A Calendar Year Returns/2/*
     ---------------------------------------------------------------------------

     [GRAPHIC]

     '98   (9.39)%
     '99   0.45%
     '00   26.53%
     '01   12.92%
     '02   (6.46)%

     Best Qtr.: Q2 '99 - 17.08%  Worst Qtr.: Q3 '02 - (24.93)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/

                                                                                         Life
     for the period ended 12/31/02                           1 year       5 years      of Fund
     Class A Returns Before Taxes (Incept. 1/31/02)/2/       (11.83)%       2.75%        6.64%
     Class A Returns After Taxes on Distributions            (11.85)%       2.75%        6.64%
     Class A Returns After Taxes on Distributions and
       Sale of Fund Shares                                    (7.27)%       2.22%        5.46%
     Class B Returns Before Taxes (Incept. 1/31/02)/2/       (11.86)%       2.83%        6.83%
     Class C Returns Before Taxes (Incept. 8/30/02)/2/        (9.10)%       2.93%        6.72%
     Russell 2000 Index (reflects no deduction for fees,
       expenses or taxes)                                    (20.48)%      (1.36)%     (19.65)%

     /1/  Returns reflect applicable sales charges.

     /2/ Performance shown for periods prior to inception of this Class reflects performance of the Small Company Value Master Portfolio, a master portfolio in which the Fund invests, adjusted to reflect the fees and expenses of this Class. The Small Company Value Master Portfolio, which incepted on June 1, 1997, has a substantially identical investment objective and investment strategy as the Fund.

                                                     Stock Funds Prospectus   25

Performance History
--------------------------------------------------------------------------------

     Specialized Health Sciences Fund Class A Calendar Year Returns*

     [GRAPHIC]

     '02     (26.03)%

     Best Qtr.: Q4 '02 - 0.77%  Worst Qtr.: Q2 '02 -(16.96)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/

                                                                           Life
     for the period ended 12/31/02                           1 year       of Fund
     Class A Returns Before Taxes (Incept. 4/2/01)           (30.29)%     (15.64)%
     Class A Returns After Taxes on Distributions            (30.29)%     (15.64)%
     Class A Returns After Taxes on Distributions and
       Sale of Fund Shares                                   (18.60)%     (12.35)%
     Class B Returns Before Taxes (Incept. 4/2/01)           (30.23)%     (15.37)%
     Class C Returns Before Taxes (Incept. 4/2/01)           (27.95)%     (13.88)%
     S&P 500 Index (reflects no deduction for fees,
       expenses or taxes)/2/                                 (22.09)%     (13.31)%

     /1/  Returns reflect applicable sales charges.

     /2/  S&P 500 is a registered trademark of Standard & Poor's.

26   Stock Funds Prospectus

     Specialized Technology Fund Class A Calendar Year Returns*
     ---------------------------------------------------------------------------

     [GRAPHIC]

     '01      (38.36)%
     '02      (41.33)%

     Best Qtr.: Q4 '01 - 39.40%  Worst Qtr.: Q1 '01 - (32.80)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/

                                                                           Life
     for the period ended 12/31/02                           1 year       of Fund
     Class A Returns Before Taxes (Incept. 9/18/00)          (44.74)%     (47.16)%
     Class A Returns After Taxes on Distributions            (44.74)%     (47.16)%
     Class A Returns After Taxes on Distributions and
       Sale of Fund Shares                                   (27.47)%     (34.05)%
     Class B Returns Before Taxes (Incept. 9/18/00)          (44.64)%     (46.87)%
     Class C Returns Before Taxes (Incept. 9/18/00)          (42.86)%     (46.39)%
     S&P 500 Index (reflects no deduction for fees,
       expenses or taxes)/2/                                 (22.09)%     (19.70)%

     /1/  Returns reflect applicable sales charges.

     /2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                     Stock Funds Prospectus   27

Stock Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

----------------------------------------------------------------------------------------
  SHAREHOLDER FEES
----------------------------------------------------------------------------------------
                                                                       All Funds
                                                              ---------------------------
                                                              CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price)                               5.75%     None      1.00%
  Maximum deferred sales charge (load) (as a percentage of
   the lower of the Net Asset Value ("NAV") at purchase or
   the NAV at redemption)                                      None/1/   5.00%     1.00%
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/2/
----------------------------------------------------------------------------------------------------------------
                                                      Diversified                          Equity Income
                                                      Equity Fund                              Fund
----------------------------------------------------------------------------------------------------------------
                                          CLASS A       CLASS B       CLASS C      CLASS A    CLASS B    CLASS C
----------------------------------------------------------------------------------------------------------------
  Management Fees                          0.88%         0.88%         0.88%        0.75%      0.75%      0.75%
  Distribution (12b-1) Fees                0.00%         0.75%         0.75%        0.00%      0.75%      0.75%
  Other Expenses/3/                        0.70%         0.76%         0.50%        0.61%      0.68%      0.62%
----------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES     1.58%         2.39%         2.13%        1.36%      2.18%      2.12%
----------------------------------------------------------------------------------------------------------------
  Fee Waivers                              0.33%         0.39%         0.13%        0.26%      0.33%      0.27%
----------------------------------------------------------------------------------------------------------------
  NET EXPENSES/4/                          1.25%         2.00%         2.00%        1.10%      1.85%      1.85%
----------------------------------------------------------------------------------------------------------------

                                                  Growth Equity                    International
                                                      Fund                          Equity Fund
--------------------------------------------------------------------------------------------------------
                                        CLASS A      CLASS B    CLASS C   CLASS A     CLASS B    CLASS C
--------------------------------------------------------------------------------------------------------
  Management Fees                        1.05%        1.05%      1.05%     1.00%       1.00%      1.00%
  Distribution (12b-1) Fees              0.00%        0.75%      0.75%     0.00%       0.75%      0.75%
  Other Expenses/3/                      0.83%        0.83%      0.94%     0.96%       1.31%      1.21%
--------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES   1.88%        2.63%      2.74%     1.96%       3.06%      2.96%
--------------------------------------------------------------------------------------------------------
  Fee Waivers                            0.38%        0.38%      0.49%     0.46%       0.81%      0.71%
--------------------------------------------------------------------------------------------------------
  NET EXPENSES/4/                        1.50%        2.25%      2.25%     1.50%       2.25%      2.25%
--------------------------------------------------------------------------------------------------------

/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.

/2/ Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.

/3/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

28   Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

            Equity Index         Equity Value                Growth
                Fund                 Fund                     Fund
-----------------------------------------------------------------------
     CLASS A   CLASS B   CLASS A   CLASS B   CLASS C  CLASS A   CLASS B
-----------------------------------------------------------------------
      0.25%     0.25%     0.75%     0.75%     0.75%    0.75%     0.75%
      0.00%     0.75%     0.00%     0.75%     0.75%    0.00%     0.75%
      0.74%     0.97%     1.14%     1.24%     1.23%    0.95%     1.19%
-----------------------------------------------------------------------
      0.99%     1.97%     1.89%     2.74%     2.73%    1.70%     2.69%
-----------------------------------------------------------------------
      0.32%     0.56%     0.79%     0.89%     0.88%    0.45%     0.69%
-----------------------------------------------------------------------
      0.67%     1.41%     1.10%     1.85%     1.85%    1.25%     2.00%
-----------------------------------------------------------------------

               Large Cap                  Large Company                      Mid Cap
           Appreciation Fund               Growth Fund                     Growth Fund
---------------------------------------------------------------------------------------------
     CLASS A    CLASS B   CLASS C  CLASS A   CLASS B    CLASS C    CLASS A   CLASS B  CLASS C
---------------------------------------------------------------------------------------------
      0.70%      0.70%     0.70%    0.75%     0.75%      0.75%      0.75%     0.75%    0.75%
      0.00%      0.75%     0.75%    0.00%     0.75%      0.75%      0.00%     0.75%    0.75%
      5.78%      7.00%     6.92%    0.70%     0.96%      0.78%      2.27%     2.71%    3.53%
---------------------------------------------------------------------------------------------
      6.48%      8.45%     8.37%    1.45%     2.46%      2.28%      3.02%     4.21%    5.03%
---------------------------------------------------------------------------------------------
      5.23%      6.45%     6.37%    0.25%     0.51%      0.33%      1.57%     2.01%    2.83%
---------------------------------------------------------------------------------------------
      1.25%      2.00%     2.00%    1.20%     1.95%      1.95%      1.45%     2.20%    2.20%
---------------------------------------------------------------------------------------------

/4/ Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses for the Class C shares of the Small Company Value Fund are based on estimated amounts for the current fiscal year. The adviser has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

                                                     Stock Funds Prospectus   29

Stock Funds
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                            SIFE Specialized Financial            Small Cap
                                                  Services Fund                  Growth Fund
                                           ---------------------------------------------------------
                                           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
----------------------------------------------------------------------------------------------------
  Management Fees                           0.95%     0.95%     0.95%     0.90%     0.90%     0.90%
  Distribution (12b-1) Fees                 0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
  Other Expenses/2/                         0.51%     0.78%     1.04%     0.84%     1.39%     1.01%
----------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.46%     2.48%     2.74%     1.74%     3.04%     2.66%
----------------------------------------------------------------------------------------------------
  Fee Waivers                               0.11%     0.38%     0.64%     0.29%     0.84%     0.46%
----------------------------------------------------------------------------------------------------
  NET EXPENSES/3/                           1.35%     2.10%     2.10%     1.45%     2.20%     2.20%
----------------------------------------------------------------------------------------------------

/1/ Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.

/2/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Class C shares of the Small Company Value Fund are based on estimated amounts for the current fiscal year.

/3/ The adviser has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

30   Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
            Small Company              Specialized Health                 Specialized
             Value Fund                  Sciences Fund                  Technology Fund
--------------------------------------------------------------------------------------------
     CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------------------
      0.90%     0.90%     0.90%     0.95%     0.95%     0.95%     1.05%     1.05%     1.05%
      0.00%     0.75%     0.75%     0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
      1.42%     1.81%     1.25%     0.97%     1.17%     1.33%     1.42%     1.66%     1.36%
--------------------------------------------------------------------------------------------
      2.32%     3.46%     2.90%     1.92%     2.87%     3.03%     2.47%     3.46%     3.16%
--------------------------------------------------------------------------------------------
      0.87%     1.26%     0.70%     0.27%     0.47%     0.63%     0.72%     0.96%     0.66%
--------------------------------------------------------------------------------------------
      1.45%     2.20%     2.20%     1.65%     2.40%     2.40%     1.75%     2.50%     2.50%
--------------------------------------------------------------------------------------------

                                                     Stock Funds Prospectus   31

Stock Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------
  These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

  You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

                                                 Diversified Equity               Equity Income           Equity Index
                                                        Fund                           Fund                    Fund
                                             -----------------------------------------------------------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B
--------------------------------------------------------------------------------------------------------------------------
   1 YEAR                                    $   695   $   703   $   401   $   681   $   688   $   386   $   640   $   644
   3 YEARS                                   $ 1,015   $ 1,008   $   748   $   957   $   950   $   732   $   842   $   864
   5 YEARS                                   $ 1,357   $ 1,440   $ 1,221   $ 1,253   $ 1,339   $ 1,203   $ 1,061   $ 1,211
  10 YEARS                                   $ 2,319   $ 2,400   $ 2,527   $ 2,095   $ 2,181   $ 2,506   $ 1,691   $ 1,875
--------------------------------------------------------------------------------------------------------------------------

                                                International                   Large Cap                  Large Company
                                                 Equity Fund                Appreciation Fund               Growth Fund
                                         ---------------------------------------------------------------------------------------
                                         CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------------------------------------------------------
   1 YEAR                                $   719   $   728   $   426   $   695   $   703   $   401   $   690   $   698   $   396
   3 YEARS                               $ 1,113   $ 1,169   $   940   $ 1,944   $ 2,184   $ 1,951   $   984   $ 1,018   $   774
   5 YEARS                               $ 1,531   $ 1,735   $ 1,580   $ 3,156   $ 3,651   $ 3,492   $ 1,299   $ 1,465   $ 1,278
  10 YEARS                               $ 2,694   $ 2,937   $ 3,298   $ 6,032   $ 6,498   $ 6,911   $ 2,190   $ 2,389   $ 2,664
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:
--------------------------------------------------------------------------------

                                                 Diversified Equity               Equity Income           Equity Index
                                                        Fund                           Fund                    Fund
                                             -----------------------------------------------------------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B
--------------------------------------------------------------------------------------------------------------------------
   1 YEAR                                    $   695   $   203   $   301   $   681   $   188   $   286   $   640   $   144
   3 YEARS                                   $ 1,015   $   708   $   748   $   957   $   650   $   732   $   842   $   564
   5 YEARS                                   $ 1,357   $ 1,240   $ 1,221   $ 1,253   $ 1,139   $ 1,203   $ 1,061   $ 1,011
  10 YEARS                                   $ 2,319   $ 2,400   $ 2,527   $ 2,095   $ 2,181   $ 2,506   $ 1,691   $ 1,875
--------------------------------------------------------------------------------------------------------------------------

                                                 International                   Large Cap                  Large Company
                                                  Equity Fund                Appreciation Fund               Growth Fund
                                          ---------------------------------------------------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
---------------------------------------------------------------------------------------------------------------------------------
   1 YEAR                                 $   719   $   228   $   326   $   695   $   203   $   301   $   690   $   198   $   296
   3 YEARS                                $ 1,113   $   869   $   940   $ 1,944   $ 1,884   $ 1,951   $   984   $   718   $   774
   5 YEARS                                $ 1,531   $ 1,535   $ 1,580   $ 3,156   $ 3,451   $ 3,492   $ 1,299   $ 1,265   $ 1,278
  10 YEARS                                $ 2,694   $ 2,937   $ 3,298   $ 6,032   $ 6,498   $ 6,911   $ 2,190   $ 2,389   $ 2,664
---------------------------------------------------------------------------------------------------------------------------------

32   Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

            Equity Value                Growth                Growth Equity
                Fund                     Fund                     Fund
----------------------------------------------------------------------------------
     CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS A   CLASS B   CLASS C
----------------------------------------------------------------------------------
     $   681   $   688   $   386   $   695   $   703   $   719   $   728   $   426
     $ 1,062   $ 1,066   $   856   $ 1,039   $ 1,070   $ 1,097   $ 1,081   $   896
     $ 1,468   $ 1,571   $ 1,453   $ 1,405   $ 1,564   $ 1,499   $ 1,561   $ 1,492
     $ 2,599   $ 2,703   $ 3,067   $ 2,433   $ 2,618   $ 2,620   $ 2,668   $ 3,104
----------------------------------------------------------------------------------

               Mid Cap              SIFE Specialized Financial            Small Cap
             Growth Fund                  Services Fund                  Growth Fund
--------------------------------------------------------------------------------------------
     CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------------------
     $   714   $   723   $   421   $   705   $   713   $   411   $   714   $   723   $   421
     $ 1,315   $ 1,396   $ 1,344   $ 1,000   $ 1,036   $   882   $ 1,065   $ 1,160   $   875
     $ 1,941   $ 2,182   $ 2,367   $ 1,317   $ 1,486   $ 1,479   $ 1,439   $ 1,723   $ 1,455
     $ 3,615   $ 3,888   $ 4,922   $ 2,212   $ 2,416   $ 3,094   $ 2,486   $ 2,845   $ 3,030
--------------------------------------------------------------------------------------------

            Equity Value                Growth                Growth Equity
                Fund                     Fund                     Fund
----------------------------------------------------------------------------------
     CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS A   CLASS B   CLASS C
----------------------------------------------------------------------------------
     $   681   $   188   $   286   $   695   $   203   $   719   $   228   $   326
     $ 1,062   $   766   $   856   $ 1,039   $   770   $ 1,097   $   781   $   896
     $ 1,468   $ 1,371   $ 1,453   $ 1,405   $ 1,364   $ 1,499   $ 1,361   $ 1,492
     $ 2,599   $ 2,703   $ 3,067   $ 2,433   $ 2,618   $ 2,620   $ 2,668   $ 3,104
----------------------------------------------------------------------------------

               Mid Cap              SIFE Specialized Financial            Small Cap
             Growth Fund                  Services Fund                  Growth Fund
--------------------------------------------------------------------------------------------
     CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------------------
     $   714   $   233   $   321   $   705   $   213   $   311   $   714   $   223   $   321
     $ 1,315   $ 1,096   $ 1,344   $ 1,000   $   736   $   882   $ 1,065   $   860   $   875
     $ 1,941   $ 1,982   $ 2,367   $ 1,317   $ 1,286   $ 1,479   $ 1,439   $ 1,523   $ 1,455
     $ 3,615   $ 3,888   $ 4,922   $ 2,212   $ 2,416   $ 3,094   $ 2,486   $ 2,845   $ 3,030
--------------------------------------------------------------------------------------------

                                                     Stock Funds Prospectus   33

Stock Funds                                                  Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------
  These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

  You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

-------------------------------------------------------------------------------------------------------
                        Small Company               Specialized Health               Specialized
                         Value Fund                   Sciences Fund               Technology Fund
-------------------------------------------------------------------------------------------------------
                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------------------------------
   1 YEAR       $   714   $   723   $   421   $   733   $   743   $   441   $   743   $   753   $   451
   3 YEARS      $ 1,179   $ 1,245   $   924   $ 1,119   $ 1,145   $   968   $ 1,236   $ 1,273   $ 1,004
   5 YEARS      $ 1,669   $ 1,890   $ 1,552   $ 1,529   $ 1,672   $ 1,621   $ 1,754   $ 1,916   $ 1,681
  10 YEARS      $ 3,015   $ 3,274   $ 3,242   $ 2,669   $ 2,829   $ 3,369   $ 3,169   $ 3,346   $ 3,487
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:
--------------------------------------------------------------------------------

                       Small Company               Specialized Health               Specialized
                         Value Fund                   Sciences Fund               Technology Fund
-------------------------------------------------------------------------------------------------------
                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------------------------------
   1 YEAR       $   714   $   223   $   321   $   733   $   243   $   341   $   743   $   253   $   351
   3 YEARS      $ 1,179   $   945   $   924   $ 1,119   $   845   $   968   $ 1,236   $   973   $ 1,004
   5 YEARS      $ 1,669   $ 1,690   $ 1,552   $ 1,529   $ 1,472   $ 1,621   $ 1,754   $ 1,716   $ 1,681
  10 YEARS      $ 3,015   $ 3,274   $ 3,242   $ 2,669   $ 2,829   $ 3,369   $ 3,169   $ 3,346   $ 3,487
-------------------------------------------------------------------------------------------------------

34   Stock Funds Prospectus

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.
     ---------------------------------------------------------------------------

     Master/Gateway(SM) Structure
     Some of the Funds in this Prospectus are gateway funds in a Master/Gateway(SM) structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.
     ---------------------------------------------------------------------------

     Important Information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investment activities and management of each Fund.
     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .  what the Fund is trying to achieve;

     .  how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.
     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.
     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

                                                     Stock Funds Prospectus   35

Diversified Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 9 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest at least 80% of the Fund's assets in equity securities, using a combination of 5 different equity investment styles--index, equity income, large company, small cap, and international--for the Fund's investments. We allocate the assets dedicated to large company investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios and the assets allocated to international investments to 1 Portfolio.
     ---------------------------------------------------------------------------

     Portfolio Allocation
     Under normal circumstances, the master portfolio allocations for the Fund are as follows:

     Investment Style/Portfolios                        Allocation

     Equity Income Portfolio                            25%
     Index Portfolio                                    25%
     Large Company Style                                25%
        Disciplined Growth Portfolio                          2.5%
        Large Cap Appreciation Portfolio                      2.5%
        Large Company Growth Portfolio                         20%
     Small Cap Style                                    10%
        Small Cap Index Portfolio                            3.33%
        Small Company Growth Portfolio                       3.33%
        Small Company Value Portfolio                        3.33%
     International Style                                15%
        International Equity Portfolio                         15%
     TOTAL FUND ASSETS                                 100%

36   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 120 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 122 for the professional summaries for these managers.

     Master Portfolio          Sub-Adviser                Portfolio Manager(s)
     Disciplined Growth        Smith                      Stephen S.Smith, CFA

     Equity Income             Wells Capital Management   David L.Roberts, CFA and
                                                          Gary J.Dunn, CFA

     Index                     Wells Capital Management   Laurie R.White and
                                                          Gregory T.Genung, CFA

     International Equity      Wells Capital Management   Sabrina Yih, CFA

     Large Cap Appreciation    Cadence                    David B.Breed, CFA;
                                                          William B.Bannick, CFA and
                                                          Katherine A.Burdon, CFA

     Large Company Growth      Peregrine                  John S.Dale, CFA and
                                                          Gary E.Nussbaum, CFA

     Small Cap Index           Wells Capital Management   Laurie R.White and
                                                          Gregory T.Genung, CFA

     Small Company Growth      Peregrine                  Robert B.Mersky, CFA;
                                                          Paul E.von Kuster, CFA and
                                                          Daniel J.Hagen, CFA

     Small Company Value       Peregrine                  Tasso H.Coin, Jr., CFA and
                                                          Douglas G.Pugh, CFA
-------------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Stocks of small and medium-sized companies purchased for this Fund may be more volatile and less liquid than those of large company stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 92. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   37

Diversified Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                       CLASS A SHARES--COMMENCED
                                                       ON MAY 2, 1996
                                                       ----------------------------------------------------------------------
                                                        Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,       May 31,
  For the period ended:                                   2002            2001           2000         1999/1/         1999
                                                       ----------------------------------------------------------------------
  Net asset value, beginning of period                 $    36.33     $    52.73     $    48.01     $    48.25     $    43.06

  Income from investment operations:
    Net investment income (loss)                             0.09/6/        0.09           0.16           0.07           0.08
    Net realized and unrealized gain (loss)
     on investments                                         (6.85)        (11.70)          7.39          (0.31)          6.29

  Total from investment operations                          (6.76)        (11.61)          7.55          (0.24)          6.37

  Less distributions:
    Dividends from net investment income                    (0.15)         (0.17)         (0.16)          0.00          (0.20)
    Distributions from net realized gain                    (0.42)         (4.62)         (2.67)          0.00          (0.98)

  Total distributions                                       (0.57)         (4.79)         (2.83)          0.00          (1.18)

  Net asset value, end of period                       $    29.00     $    36.33     $    52.73     $    48.01     $    48.25

  Total return/5/                                          (19.04)%       (24.07)%        15.99%         (0.50)%        15.08%

  Ratios/supplemental data:
    Net assets, end of period (000s)                   $   57,876     $   74,038     $   95,646     $   70,624     $   69,768

  Ratios to average net assets/7/:
    Ratio of expenses to average net assets/2/               1.25%          1.15%          1.00%          1.00%          1.00%
    Ratio of net investment income (loss) to
      average net assets                                     0.22%          0.23%          0.31%          0.45%          0.47%

  Portfolio turnover/3/                                        30%            34%            38%            13%            35%

  Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses/2/,/4/,/7/                                      1.58%          1.61%          1.51%          1.20%          1.22%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/6/  Calculated based upon average shares outstanding.

/7/  Ratios shown for periods of less than one year are annualized.

38   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                 CLASS B SHARES--COMMENCED
                 ON MAY 6, 1996
----------------------------------------------------------------------------------------
      MAY 31,    SEPT. 30,     SEPT. 30,   SEPT. 30,   SEPT. 30,    MAY 31,     MAY 31,
       1998        2002           2001        2000      1999/1/      1999        1998
----------------------------------------------------------------------------------------
     $   36.51   $   35.41     $   51.70   $   47.33   $   47.69   $   42.69   $   36.31


          0.16       (0.20)/6/     (0.17)      (0.18)      (0.04)      (0.11)      (0.06)

          8.99       (6.64)       (11.50)       7.22       (0.32)       6.09        8.85

          9.15       (6.84)       (11.67)       7.04       (0.36)       5.98        8.79


         (0.27)       0.00          0.00        0.00        0.00        0.00       (0.08)
         (2.33)      (0.42)        (4.62)      (2.67)       0.00       (0.98)      (2.33)

         (2.60)      (0.42)        (4.62)      (2.67)       0.00       (0.98)      (2.41)

     $   43.60   $   28.15     $   35.41   $   51.70   $   47.33   $   47.69   $   42.69

         26.08%     (19.64)%      (24.65)%     15.10%      (0.75)%     14.24%      25.13%


     $  56,350   $  85,035     $ 111,956   $ 143,472   $ 113,874   $ 111,106   $  81,548


          1.00%       2.00%         1.90%       1.75%       1.75%       1.75%       1.75%

          0.60%      (0.53)%       (0.52)%     (0.44)%     (0.30)%     (0.28)%     (0.15)%

            23%         30%           34%         38%         13%         35%         23%



          1.20%       2.39%         2.41%       2.28%       2.20%       2.22%       2.19%

                                                     Stock Funds Prospectus   39

Diversified Equity Fund                                     Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                       CLASS C SHARES--COMMENCED
                                                       ON OCTOBER 1, 1998
                                                       ----------------------------------------------------------------------
                                                        Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,      May 31,
  For the period ended:                                   2002           2001           2000          1999/1/        1999
                                                       ----------------------------------------------------------------------
  Net asset value, beginning of period                 $    35.91     $    52.36     $    47.90     $    48.26     $    38.71

  Income from investment operations:
    Net investment income (loss)                            (0.20)/6/      (0.16)         (0.07)          0.08           0.08
    Net realized and unrealized gain (loss)
     on investments                                         (6.73)        (11.67)          7.20          (0.44)         10.65

  Total from investment operations                          (6.93)        (11.83)          7.13          (0.36)         10.73

  Less distributions:
    Dividends from net investment income                     0.00           0.00           0.00           0.00          (0.20)
    Distributions from net realized gain                    (0.42)         (4.62)         (2.67)          0.00          (0.98)

  Total distributions                                       (0.42)         (4.62)         (2.67)          0.00          (1.18)

  Net asset value, end of period                       $    28.56     $    35.91     $    52.36     $    47.90     $    48.26

  Total return/5/                                          (19.62)%       (24.64)%        15.11%         (0.75)%        28.02%

  Ratios/supplemental data:
    Net assets, end of period (000s)                   $    6,730     $    7,693     $    8,526     $    2,018     $      542

  Ratios to average net assets/7/:
    Ratio of expenses to average net assets/2/               2.00%          1.90%          1.75%          1.75%          1.75%
    Ratio of net investment income (loss) to
     average net assets                                     (0.52)%        (0.52)%        (0.40)%        (0.28)%        (0.28)%

  Portfolio turnover/3/                                        30%            34%            38%            13%            35%

  Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses/2/,/4/,/7/                                      2.13%          2.01%          2.95%          2.63%          5.15%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/6/  Calculated based upon average shares outstanding.

/7/  Ratios shown for periods of less than one year are annualized.

40   Stock Funds Prospectus

Equity Income Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We invest primarily in common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in income-producing equity securities; and

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

     We may invest in preferred stocks, convertible debt securities, and securities of foreign companies through ADRs and similar investments. We will normally limit our investment in a single issuer to 10% or less of total assets. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 92. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   41

Equity Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                       CLASS A SHARES--COMMENCED
                                                       ON MAY 2, 1996
                                                       ----------------------------------------------------------------------
                                                        Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,       May 31,
  For the period ended:                                   2002            2001           2000         1999/1/         1999
                                                       ----------------------------------------------------------------------
  Net asset value, beginning of period                 $    37.23     $    41.28     $    44.20     $    46.36     $    41.19

  Income from investment operations:
    Net investment income (loss)                             0.44           0.36           0.44           0.17           0.51
    Net realized and unrealized gain (loss)
     on investments                                         (7.51)         (4.05)          0.10          (2.09)          5.45

  Total from investment operations                          (7.07)         (3.69)          0.54          (1.92)          5.96

  Less distributions:
    Dividends from net investment income                    (0.43)         (0.36)         (0.42)         (0.24)         (0.53)
    Distributions from net realized gain                    (0.99)          0.00          (3.04)          0.00          (0.26)

  Total distributions                                       (1.42)         (0.36)         (3.46)         (0.24)         (0.79)

  Net asset value, end of period                       $    28.74     $    37.23     $    41.28     $    44.20     $    46.36

  Total return/5/                                          (19.84)%        (8.97)%         1.17%         (4.16)%        14.74%

  Ratios/supplemental data:
    Net assets, end of period (000s)                   $  124,015     $  165,304     $  196,314     $  109,081     $  105,162

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/               1.10%          1.10%          1.10%          0.85%          0.85%
    Ratio of net investment income (loss) to
     average net assets                                      1.19%          0.86%          1.07%          1.12%          1.23%

  Portfolio turnover/3/                                        12%             3%             9%             5%             3%

  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/,/4/,/6/                                       1.36%          1.51%          1.28%          0.90%          0.93%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/6/  Ratios shown for periods of less than one year are annualized.

42   Stock Funds Prospectus

                                                             Financial Highligts
--------------------------------------------------------------------------------

                 CLASS B SHARES--COMMENCED
                 ON MAY 2, 1996
----------------------------------------------------------------------------------------
      May 31,    Sept. 30,     Sept. 30,   Sept. 30,   Sept. 30,    May 31,     May 31,
       1998        2002           2001        2000      1999/7/      1999        1998
----------------------------------------------------------------------------------------
     $   33.16   $   37.18     $   41.22   $   44.17   $   46.27   $   41.12   $   33.09

          0.52        0.16          0.05        0.11        0.05        0.19        0.24

          8.77       (7.49)        (4.03)       0.11       (2.08)       5.45        8.75

          9.29       (7.33)        (3.98)       0.22       (2.03)       5.64        8.99


         (0.54)      (0.14)        (0.06)      (0.13)      (0.07)      (0.23)      (0.24)
         (0.72)      (0.99)         0.00       (3.04)       0.00       (0.26)      (0.72)

         (1.26)      (1.13)        (0.06)      (3.17)      (0.07)      (0.49)      (0.96)

     $   41.19   $   28.72     $   37.18   $   41.22   $   44.17   $   46.27   $   41.12

         28.64%     (20.43)%       (9.67)%      0.41%      (4.40)%     13.90%      27.67%


     $  75,144   $  91,889     $ 134,403   $ 152,682   $ 118,792   $ 106,688   $  67,385


          0.85%       1.85%         1.85%       1.85%       1.60%       1.60%       1.60%

          1.44%       0.43%         0.12%       0.28%       0.37%       0.48%       0.69%

             3%         12%            3%          9%          5%          3%          3%



          0.91%       2.18%         2.20%       2.03%       1.90%       1.94%       1.91%

                                                     Stock Funds Prospectus   43

Equity Income Fund                                          Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                       CLASS C SHARES--COMMENCED
                                                       ON OCTOBER 1, 1998
                                                       ----------------------------------------------------------------------
                                                        Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,      May 31,
  For the period ended:                                   2002           2001           2000         1999/1/         1999
                                                       ----------------------------------------------------------------------
  Net asset value, beginning of period                 $    38.18     $    42.32     $    45.30     $    47.49     $    37.26

  Income from investment operations:
    Net investment income (loss)                             0.18           0.05           0.19           0.08           0.47
    Net realized and unrealized gain (loss)
     on investments                                         (7.70)         (4.14)          0.03          (2.17)         10.39

  Total from investment operations                          (7.52)         (4.09)          0.22          (2.09)         10.86

  Less distributions:
    Dividends from net investment income                    (0.15)         (0.05)         (0.16)         (0.10)         (0.48)
    Distributions from net realized gain                    (0.99)          0.00          (3.04)          0.00          (0.15)

  Total distributions                                       (1.14)         (0.05)         (3.20)         (0.10)         (0.63)

  Net asset value, end of period                       $    29.52     $    38.18     $    42.32     $    45.30     $    47.49

  Total return/5/                                          (20.41)%        (9.66)%         0.41%         (4.41)%        28.55%

  Ratios/supplemental data:
    Net assets, end of period (000s)                   $    7,415     $    7,508     $    7,115     $    2,124     $    1,106

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/               1.85%          1.85%          1.85%          1.60%          1.60%
    Ratio of net investment income (loss) to
     average net assets                                      0.46%          0.14%          0.29%          0.42%          0.48%

  Portfolio turnover/3/                                        12%             3%             9%             5%             3%

  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2/,/4/,/6/                                       2.12%          2.02%          1.96%          2.37%          4.37%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/6/  Ratios shown for periods of less than one year are annualized.

44   Stock Funds Prospectus

Equity Index Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Laurie R. White; Gregory T. Genung, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Index Fund seeks to approximate to the extent practicable the total rate of return of substantially all common stocks composing the S&P 500 Index before fees and expenses.
     ---------------------------------------------------------------------------

     Investment Strategies
     We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stocks based on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. We attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

     A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks listed in the S&P 500 Index;

     . in stock index futures and options on stock indexes as a substitute for a comparable position in the underlying securities; and

     . in interest-rate futures contracts, options or interest-rate swaps and index swaps.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. We attempt to match as closely as possible the performance of the S&P 500 Index. Funds that track the performance of an index do so whether the index rises or falls. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 92. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   45

Equity Index Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                       CLASS A SHARES--COMMENCED
                                                       ON JANUARY 25, 1984
                                                       -------------------------------------------------------
                                                       Sept. 30,       Sept. 30,      Sept. 30,     Sept. 30,
  For the period ended:                                  2002            2001           2000          1999
                                                       -------------------------------------------------------
  Net asset value, beginning of period                 $    54.20     $    84.54     $    78.14     $    64.93

  Income from investment operations:
    Net investment income (loss)                             0.41           0.43           0.33           0.53
    Net realized and unrealized gain (loss)
     on investments                                         (9.85)        (21.00)          9.36          16.54

  Total from investment operations                          (9.44)        (20.57)          9.69          17.07

  Less distributions:
    Dividends from net investment income                    (0.43)         (0.35)         (0.10)         (0.53)
    Distributions from net realized gain                    (6.24)         (9.42)         (3.19)         (3.33)

  Total distributions                                       (6.67)         (9.77)         (3.29)         (3.86)

  Net asset value, end of period                       $    38.09     $    54.20     $    84.54     $    78.14

  Total return/3/                                          (20.99)%       (27.03)%        12.43%         26.82%

  Ratios/supplemental data:
    Net assets, end of period (000s)                   $  271,640     $  382,462     $  596,083     $  611,111

  Ratios to average net assets/5/:
    Ratio of expenses to average net assets                  0.67%          0.67%          0.71%          0.71%
    Ratio of net investment income (loss) to
     average net assets                                      0.86%          0.67%          0.54%          0.68%

  Portfolio turnover                                            4%             4%             8%             6%

  Ratio of expenses to average net assets prior to
    waived fees and reimbursed expenses/4/,/5/               0.99%          0.88%          0.85%          0.80%

/1/  The Fund changed its fiscal year-end from March 31 to September 30.

/2/  Reflects activity of the Master Portfolio prior to December 15, 1997.

/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/5/  Ratios shown for periods of less than one year are annualized.

46   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                  CLASS B SHARES--COMMENCED
                                  ON FEBRUARY 17, 1998
---------------------------------------------------------------------------------------------------------
      Sept. 30,      March 31,    Sept. 30,   Sept. 30,     Sept. 30,   Sept. 30,   Sept. 30,   March 31,
      1998/1/         1998          2002        2001           2000        1999       1998/1/     1998
---------------------------------------------------------------------------------------------------------
     $    70.32     $    49.60    $   53.78   $   84.06     $   78.19   $   65.03   $   70.41   $   65.18


           0.33           0.48         0.06       (0.02)        (0.16)      (0.03)       0.04       (0.01)

          (5.39)         22.31        (9.84)     (20.91)         9.22       16.52       (5.38)       5.24

          (5.06)         22.79        (9.78)     (20.93)         9.06       16.49       (5.34)       5.23


          (0.33)         (0.48)       (0.02)       0.00          0.00        0.00       (0.04)       0.00
           0.00          (1.59)       (6.18)      (9.35)        (3.19)      (3.33)       0.00        0.00

          (0.33)         (2.07)       (6.20)      (9.35)        (3.19)      (3.33)      (0.04)       0.00

     $    64.93     $    70.32    $   37.80   $   53.78     $   84.06   $   78.19   $   65.03   $   70.41

          (7.22%)        46.48%      (21.60)%    (27.57)%       11.58%      25.86%      (7.59)%      8.02%


     $  518,778     $  578,882    $  50,635   $  71,450     $  96,378   $  66,931   $  17,499   $   3,811


           0.71%          0.89%/2/     1.41%       1.41%         1.46%       1.45%       1.45%       1.45%

           0.94%          0.80%/2/     0.11%      (0.07)%       (0.21)%     (0.06)%      0.14%      (0.19)%

              6%             4%/2/        4%          4%            8%          6%          6%          4%


           0.77%          0.95%/2/     1.97%       1.63%         1.72%       1.61%       1.58%       1.64%

                                                     Stock Funds Prospectus   47

Equity Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Value Fund seeks long-term capital appreciation and above-average dividend income.
     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing primarily in equity securities of large U.S. companies with strong return potential based on current market valuations. In selecting stocks, we use various qualitative and quantitative valuation measures, including price-to-book value, price-to-earnings and price-to-sales ratios, and current dividend yields. We focus our investment strategy on large-capitalization stocks.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     .  at least 80% of the Fund's assets in equity securities; and

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

     We may also invest in convertible debt securities with the same characteristics as common stocks, and in preferred stocks, warrants, and securities of foreign companies through ADRs and similar investments.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 92. These considerations are all important to your investment choice.

48   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Value Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                       CLASS A SHARES--COMMENCED
                                                       ON JULY 2, 1990
                                                       ----------------------------------------------------------------------
                                                        Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,       Sept. 30,
  For the period ended:                                   2002           2001           2000           1999           1998/1/
                                                       ----------------------------------------------------------------------
  Net asset value, beginning of period                 $     9.79     $    13.52     $    14.25     $    14.93     $    18.15

  Income from investment operations:
    Net investment income (loss)                             0.07/4/        0.03           0.05           0.14           0.09
    Net realized and unrealized gain (loss)
     on investments                                         (2.02)         (1.93)          1.52           0.58          (3.22)

  Total from investment operations                          (1.95)         (1.90)          1.57           0.72          (3.13)

  Less distributions:
    Dividends from net investment income                     0.00           0.00          (0.03)         (0.14)         (0.09)
    Distributions from net realized gain                    (1.08)         (1.83)         (2.27)         (1.26)          0.00

  Total distributions                                       (1.08)         (1.83)         (2.30)         (1.40)         (0.09)

  Net asset value, end of period                       $     6.76     $     9.79     $    13.52     $    14.25     $    14.93

  Total return/2/                                          (23.51)%       (16.07)%        12.12%          4.34%        (17.27)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                   $   12,410     $   18,430     $   24,605     $   31,764     $   43,679

  Ratios to average net assets/5/:
    Ratio of expenses to average net assets                  1.16%          1.18%          1.18%          1.17%          1.09%
    Ratio of net investment income (loss) to
      average net assets                                     0.66%          0.23%          0.32%          0.85%          1.06%

  Portfolio turnover                                          153%           103%           117%            72%            23%

  Ratio of expenses to average net assets prior to
    waived fees and reimbursed expenses/3/,/5/               1.89%          1.70%          1.54%          1.26%          1.09%

/1/  The Fund changed its fiscal year-end from March 31 to September 30.

/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/4/  Calculated based upon average shares outstanding.

/5/  Ratios shown for periods of less than one year are annualized.

50   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                    CLASS B SHARES--COMMENCED
                    ON SEPTEMBER 6, 1990
----------------------------------------------------------------------------------------------
       MARCH 31,     SEPT. 30,    SEPT. 30,     SEPT. 30,   SEPT. 30,   SEPT. 30,   MARCH 31,
        1998           2002         2001           2000        1999      1998/1/      1998
----------------------------------------------------------------------------------------------
     $    14.43     $    7.92     $  11.02     $   11.68   $   12.23   $   14.86   $   11.81


           0.17         (0.01)/4/    (0.05)        (0.03)       0.02        0.02        0.05

           5.58         (1.62)       (1.56)         1.23        0.48       (2.63)       4.57

           5.75         (1.63)       (1.61)         1.20        0.50       (2.61)       4.62


          (0.17)         0.00         0.00          0.00       (0.02)      (0.02)      (0.05)
          (1.86)        (0.87)       (1.49)        (1.86)      (1.03)       0.00       (1.52)

          (2.03)        (0.87)       (1.49)        (1.86)      (1.05)      (0.02)      (1.57)

     $    18.15     $    5.42     $   7.92     $   11.02   $   11.68   $   12.23   $   14.86

          41.76%       (24.19)%     (16.70)%       11.28%       3.68%     (17.54)%     40.87%


     $   52,392     $  21,963     $ 34,704     $  45,636   $  58,490   $  73,343   $  72,428


           1.07%         1.91%        1.93%         1.93%       1.83%       1.81%       1.76%

           1.03%        (0.08)%      (0.52)%       (0.42)%      0.18%       0.36%       0.42%

             50%          153%         103%          117%         72%         23%         50%


           1.16%         2.74%        2.42%         2.34%       2.02%       1.81%       1.83%

                                                     Stock Funds Prospectus   51

Equity Value Fund                                           Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                       CLASS C SHARES--COMMENCED
                                                       ON APRIL 1, 1998
                                                       -----------------------------------------------------------------------
                                                        Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,
  For the period ended:                                   2002           2001           2000           1999           1998
                                                       -----------------------------------------------------------------------
  Net asset value, beginning of period                 $      7.92    $      11.01   $    11.68     $    12.23     $     14.86

  Income from investment operations:
    Net investment income (loss)                             (0.01)/3/       (0.02)       (0.04)          0.02            0.02
    Net realized and unrealized gain (loss)
     on investments                                          (1.62)          (1.58)        1.23           0.48           (2.63)

  Total from investment operations                           (1.63)          (1.60)        1.19           0.50           (2.61)

  Less distributions:
    Dividends from net investment income                      0.00            0.00         0.00          (0.02)          (0.02)
    Distributions from net realized gain                     (0.87)          (1.49)       (1.86)         (1.04)           0.00

  Total distributions                                        (0.87)          (1.49)       (1.86)         (1.06)          (0.02)

  Net asset value, end of period                       $      5.42    $       7.92   $    11.01     $    11.67     $     12.23

  Total return/1/                                           (24.19)%        (16.62)%      11.18%          3.69%         (17.57)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                   $       558    $        700   $      560     $      873     $     1,239

  Ratios to average net assets/4/:
    Ratio of expenses to average net assets                   1.91%           1.93%        1.93%          1.83%           1.83%
    Ratio of net investment income (loss) to
     average net assets                                      (0.06)%         (0.51)%      (0.40)%         0.18%           0.41%

  Portfolio turnover                                           153%            103%         117%            72%             23%

  Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/,/4/                 2.73%           2.70%        2.22%          2.32%           2.84%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/3/  Calculated based upon average shares outstanding.

/4/  Ratios shown for periods of less than year are annualized.

52   Stock Funds Prospectus

Growth Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Deborah Meacock, CFA; Stephen M. Kensinger, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Growth Fund seeks long-term capital appreciation.
     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing primarily in common stocks and other equity securities that we believe have a strong earnings growth trend and above-average prospects for future growth. We focus our investment strategy on large-capitalization stocks.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

     . up to 25% of total assets in foreign companies through ADRs and similar investments.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 92. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   53

Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                     CLASS A SHARES--COMMENCED
                                                     ON AUGUST 2, 1990
                                                     ----------------------------------------------------------------------
                                                      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
For the period ended:                                   2002           2001           2000           1999          1998/1/
                                                     ----------------------------------------------------------------------
Net asset value, beginning of period                 $    11.66     $    22.82     $    22.85     $    20.48     $    22.09

Income from investment operations:
  Net investment income (loss)                            (0.02)/4/      (0.02)         (0.05)          0.01           0.05
  Net realized and unrealized gain (loss)
   on investments                                         (2.25)         (7.01)          3.07           5.65          (1.61)

Total from investment operations                          (2.27)         (7.03)          3.02           5.66          (1.56)

Less distributions:
  Dividends from net investment income                     0.00           0.00           0.00          (0.01)         (0.05)
  Distributions from net realized gain                     0.00          (4.13)         (3.05)         (3.28)          0.00

Total distributions                                        0.00          (4.13)         (3.05)         (3.29)         (0.05)

Net asset value, end of period                       $     9.39     $    11.66     $    22.82     $    22.85     $    20.48

Total return/2/                                          (19.47)%       (36.26)%        14.40%         29.54%         (7.08)%

Ratios/supplemental data:
  Net assets, end of period (OOOs)                   $  120,777     $  174,828     $  311,038     $  315,134     $  305,309

Ratios to average net assets/5/:
  Ratio of expenses to average net assets                  1.12%          1.12%          1.12%          1.10%          1.08%
  Ratio of net investment income (loss) to
   average net assets                                     (0.17)%        (0.12)%        (0.22)%         0.05%          0.42%

Portfolio turnover
                                                             88%            80%            51%            38%            18%
Ratio of expenses to average net assets prior to
 waived fees and reimbursed expenses/3/,/5/                1.70%          1.53%          1.42%          1.13%          1.08%

/1/  The Fund changed its fiscal year-end from March 31 to September 30.

/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/4/  Calculated based upon average shares outstanding.

/5/  Ratios shown for periods of less than one year are annualized.

54   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                  CLASS B SHARES--COMMENCED
                  ON JANUARY 1, 1995
-------------------------------------------------------------------------------------------
      MARCH 31,    SEPT. 30,    SEPT. 30,     SEPT. 30,   SEPT. 30,   SEPT. 30,   MARCH 31,
        1998         2002         2001          2000        1999       1998/1/      1998
-------------------------------------------------------------------------------------------
     $    19.20   $    8.10     $   15.96     $   16.11   $   14.53   $   15.70   $   13.64


           0.11       (0.07)/4/     (0.09)        (0.14)      (0.09)      (0.02)      (0.01)

           6.18       (1.56)        (4.88)         2.14        4.00       (1.15)       4.38

           6.29       (1.63)        (4.97)         2.00        3.91       (1.17)       4.37


          (0.11)       0.00          0.00          0.00        0.00        0.00        0.00
          (3.29)       0.00         (2.89)        (2.15)      (2.33)       0.00       (2.31)

          (3.40)       0.00         (2.89)        (2.15)      (2.33)       0.00       (2.31)

     $    22.09   $    6.47     $    8.10     $   15.96   $   16.11   $   14.53   $   15.70

          34.65%     (20.12)%      (36.69)%       13.48%      28.68%      (7.45)%     33.83%


     $  365,405   $  19,918     $  36,453     $  69,433   $  60,909   $  48,772   $  52,901


           1.12%       1.87%         1.87%         1.87%       1.79%       1.79%       1.79%

           0.53%      (0.91)%       (0.87)%       (0.96)%     (0.64)%     (0.29)%     (0.15)%

            137%         88%           80%           51%         38%         18%        137%


          1.13%        2.69%         2.23%         2.22%       1.86%       1.79%       1.80%

                                                      Stock Funds Prospectus  55

Growth Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in 6 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest at least 80% of the Fund's assets in equity securities, selected across a combination of 3 different equity investment styles--large company, small cap, and international. We allocate the assets dedicated to small cap investments to 4 Portfolios, and the assets dedicated to large company and international investments each to 1 Portfolio.
     ---------------------------------------------------------------------------

     Portfolio Allocation
     Under normal circumstances, the master portfolio allocations for the Fund are as follows:

     Investment Style/Portfolios                 Allocation

     Large Company Style                          35%
          Large Company Growth Portfolio                   35%
     Small Cap Style                              35%
          Small Cap Basic Value Portfolio                   2%
          Small Cap Index Portfolio                        11%
          Small Company Growth Portfolio                   11%
          Small Company Value Portfolio                    11%
     International Style                          30%
          International Equity Portfolio                   30%
     TOTAL FUND ASSETS                           100%

56   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 120 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 122 for the professional summaries for these managers.

     Master Portfolio            Sub-Adviser         Portfolio Manager(s)

     International Equity        Wells Capital       Sabrina Yih, CFA
                                 Management

     Large Company Growth        Peregrine           John S. Dale, CFA and
                                                     Gary E. Nussbaum, CFA

     Small Cap Basic Value       Wells Capital       Douglas N.Pratt, CFA
                                 Management

     Small Cap Index             Wells Capital       Laurie R. White and
                                 Management          Gregory T. Genung, CFA

     Small Company Growth        Peregrine           Robert B. Mersky, CFA;
                                                     Paul E. von Kuster, CFA and
                                                     Daniel J. Hagen, CFA

     Small Company Value         Peregrine           Tasso H. Coin, Jr., CFA and
                                                     Douglas G. Pugh, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is primarily subject to the risks described under the "Common Risks for the Funds" on page 8. Fund assets that track the performance of an index do so whether the index rises or falls. Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 92. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   57

Growth Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                       CLASS A SHARES--COMMENCED
                                                       ON MAY 2, 1996
                                                       ----------------------------------------------------------------------
                                                        Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,      May 31,
  For the period ended:                                   2002           2001           2000          1999/1/        1999
                                                       ----------------------------------------------------------------------
  Net asset value, beginning of period                 $    23.87     $    39.89     $    36.83     $   36.17      $   35.73

  Income from investment operations:
    Net investment income (loss)                            (0.10)         (0.07)         (0.21)        (0.01)         (0.02)
    Net realized and unrealized gain
     on investments                                         (3.34)         (9.86)          8.90          0.67           2.56

  Total from investment operations                          (3.44)         (9.93)          8.69          0.66           2.54

  Less distributions:
    Dividends from net investment income                    (0.01)          0.00           0.00          0.00          (0.03)
    Distributions from net realized gain                    (0.92)         (6.09)         (5.63)         0.00          (2.07)

  Total distributions                                       (0.93)         (6.09)         (5.63)         0.00          (2.10)

  Net asset value, end of period                       $    19.50     $    23.87     $    39.89     $   36.83      $   36.17

  Total return/5/                                          (15.46)%       (28.93)%        25.01%         1.82%          7.57%

  Ratios/supplemental data:
    Net assets, end of period (000s)                   $   11,210     $   12,473     $   17,726     $  23,750      $  17,335

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/               1.47%          1.50%          1.50%         1.25%          1.25%
    Ratio of net investment income (loss) to
     average net assets                                     (0.43)%        (0.31)%        (0.48)%       (0.01)%        (0.08)%

  Portfolio turnover/3/                                        40%            75%            78%           22%            73%

  Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/,/4/,/6/            1.88%          1.93%          1.72%         1.45%          1.44%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/6/  Ratios shown for periods of less than one year are annualized.

58   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                    CLASS B SHARES--COMMENCED
                    ON MAY 6, 1996
-----------------------------------------------------------------------------------------------
       May 31,       Sept. 30,    Sept. 30,     Sept. 30,    Sept. 30,    May 31,      May 31,
        1998           2002         2001          2000        1999/1/      1999         1998
-----------------------------------------------------------------------------------------------
     $    32.49     $   22.69    $   38.48     $   35.93    $   35.39    $   35.23    $   32.28


          (0.06)        (0.31)       (0.19)        (0.35)       (0.10)       (0.25)       (0.23)

           6.88         (3.09)       (9.51)         8.53         0.64         2.48         6.72

           6.82         (3.40)       (9.70)         8.18         0.54         2.23         6.49


          (0.04)        (0.00)        0.00          0.00         0.00         0.00         0.00
          (3.54)        (0.92)       (6.09)        (5.63)        0.00        (2.07)       (3.54)

          (3.58)        (0.92)       (6.09)        (5.63)        0.00        (2.07)       (3.54)

     $    35.73     $   18.37    $   22.69     $   38.48    $   35.93    $   35.39    $   35.23

          22.55%       (16.09)%     (29.46)%       24.11%        1.53%        6.78%       21.63%


     $   21,567     $  13,670    $  17,319     $  25,124    $  19,211    $  18,976    $  16,615


           1.25%         2.22%        2.25%         2.25%        2.00%        2.00%        2.00%

          (0.11)%       (1.18)%      (1.06)%       (1.20)%      (0.76)%      (0.83)%      (0.85)%

             47%           40%          75%           78%          22%          73%          47%


           1.42%         2.63%        2.65%         2.58%        2.45%        2.45%        2.45%

                                                     Stock Funds Prospectus   59

Growth Equity Fund                                          Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                       CLASS C SHARES--COMMENCED
                                                       ON OCTOBER 1, 1998
                                                       ----------------------------------------------------------------------
                                                        Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,       May 31,
  For the Period Ended:                                   2002           2001           2000          1999/1/         1999
                                                       ----------------------------------------------------------------------
  Net asset value, beginning of period                 $    23.49     $    39.61     $    36.84     $    36.29     $    30.66

  Income from investment operations:
    Net investment income (loss)                            (0.25)         (0.22)         (0.15)          0.02          (0.13)
    Net realized and unrealized gain
     on investments                                         (3.28)         (9.81)          8.55           0.53           7.86

  Total from investment operations                          (3.53)        (10.03)          8.40           0.55           7.73

  Less distributions:
    Dividends from net investment income                     0.00           0.00           0.00           0.00          (0.03)
    Distributions from net realized gain                    (0.92)         (6.09)         (5.63)          0.00          (2.07)

  Total distributions                                       (0.92)         (6.09)         (5.63)          0.00          (2.10)

  Net asset value, end of period                       $    19.04     $    23.49     $    39.61     $    36.84     $    36.29

  Total return/5/                                          (16.10)%       (29.46)%        24.11%          1.52%         25.73%

  Ratios/supplemental data:
    Net assets, end of period (0O0s)                   $    1,721     $    1,799     $    2,240     $      320     $       60

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/               2.22%          2.25%          2.25%          2.00%          2.01%
    Ratio of net investment income (loss) to
     average net assets                                     (1.17)%        (1.06)%        (1.16)%        (0.87)%        (0.87)%

  Portfolio turnover/3/                                        40%            75%            78%            22%            73%

  Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/,/4/,/6/            2.74%          2.32%          2.75%          6.22%         21.40%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/6/  Ratios shown for periods of less than one year are annualized.

60   Stock Funds Prospectus

International Equity Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Sabrina Yih, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in equity securities of non-U.S. companies.
     ---------------------------------------------------------------------------

     Investment Strategies
     We invest principally in equity securities of companies based in developed foreign countries and emerging markets.

     We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies that we believe have above-average potential for long-term growth and total return capabilities. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in equity securities;

     . at least 80% of total assets in equity securities of companies based outside the U.S.;

     . in a minimum of five countries exclusive of the U.S.;

     . up to 50% of total assets in any one country;

     . up to 25% of total assets in emerging markets; and

     . in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

     We expect that the Fund's portfolio will maintain an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million. We also expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

     Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 92. These considerations are all important to your investment choice.

                                                      Stock Funds Prospectus  61

International Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                    CLASS A SHARES--COMMENCED
                                                    ON SEPTEMBER 24, 1997
                                                    ---------------------------------------------------------------------------
                                                    Sept. 30,     Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   March 31,
  For the Period Ended:                               2002          2001         2000       1999        1998/1/     1998
                                                    ---------------------------------------------------------------------------
  Net asset value, beginning of period              $   10.50     $   15.24   $   12.70   $    9.36   $   11.05   $   10.00

  Income from investment operations:
    Net investment income (loss)                        (0.01)/4/      0.01        0.11       (0.02)       0.00        0.02
    Net realized and unrealized gain (loss)
     on investments                                     (2.03)        (4.44)       2.64        3.36       (1.69)       1.03

  Total from investment operations                      (2.04)        (4.43)       2.75        3.34       (1.69)       1.05

  Less distributions:
    Dividends from net investment income                 0.00          0.00       (0.13)       0.00        0.00        0.00
    Distributions from net realized gain                 0.00         (0.31)      (0.08)       0.00        0.00        0.00

  Total distributions                                    0.00         (0.31)      (0.21)       0.00        0.00        0.00

  Net asset value, end of period                    $    8.46     $   10.50   $   15.24   $   12.70   $    9.36   $   11.05

  Total return/2/                                      (19.43)%      (29.59)%     21.65%      35.68%     (15.29)%     10.52%

  Ratios/supplemental data:
    Net assets, end of period (000s)                $  22,806     $  30,727   $  43,659   $  35,779   $  23,857   $  26,770

  Ratios to average net assets/5/:
    Ratio of expenses to average net assets              1.72%         1.75%       1.75%       1.75%       1.75%       1.75%
    Ratio of net investment income (loss) to
     average net assets                                 (0.08)%        0.05%      (0.31)%     (0.17)%      0.10%       0.35%

  Portfolio turnover                                       52%           36%         26%         41%         21%         12%

  Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/3/,/5/            1.96%         1.81%       2.00%       2.10%       2.06%       2.20%

/1/  The Fund changed its fiscal year-end from March 31 to September 30.

/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/4/  Calculated based upon average shares outstanding.

/5/  Ratios shown for periods of less than one year are annualized.

62   Stock Funds Prospectus

     CLASS B SHARES--COMMENCED
     ON SEPTEMBER 24, 1997
--------------------------------------------------------------------------------
     Sept. 30,       Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   March 31,
       2002            2001         2000       1999        1998/1/     1998
--------------------------------------------------------------------------------
     $   10.25     $   14.99   $   12.54   $    9.30   $   11.01   $   10.00


         (0.09)/4/     (0.11)       0.06       (0.10)      (0.03)      (0.01)

         (1.97)        (4.32)       2.54        3.34       (1.68)       1.02

         (2.06)        (4.43)       2.60        3.24       (1.71)       1.01


          0.00          0.00       (0.07)       0.00        0.00        0.00
          0.00         (0.31)      (0.08)       0.00        0.00        0.00

          0.00         (0.31)      (0.15)       0.00        0.00        0.00

     $    8.19     $   10.25   $   14.99   $   12.54   $    9.30   $   11.01

        (20.10)%      (30.12)%     20.65%      34.84%     (15.53)%     10.10%


     $  29,107     $  41,122   $  63,019   $  37,911   $  30,070   $  33,003


          2.47%         2.50%       2.50%       2.40%       2.40%       2.40%

         (0.83)%       (0.72)%     (1.01)%     (0.81)%     (0.56)%     (0.31)%

            52%           36%         26%         41%         21%         12%


          3.06%         2.70%       2.95%       2.79%       2.70%       2.84%

     CLASS C SHARES--COMMENCED
     ON APRIL 1, 1998
--------------------------------------------------------------------------------
      Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,
        2002           2001           2000           1999           1998
--------------------------------------------------------------------------------
     $    10.24     $    14.98     $    12.54     $     9.30     $    11.01


          (0.09)/4/      (0.07)          0.07          (0.04)         (0.03)

          (1.97)         (4.36)          2.54           3.28          (1.68)

          (2.06)         (4.43)          2.61           3.24          (1.71)


           0.00           0.00          (0.09)          0.00           0.00
           0.00          (0.31)         (0.08)          0.00           0.00

           0.00          (0.31)         (0.17)          0.00           0.00

     $     8.18     $    10.24     $    14.98     $    12.54     $     9.30

         (20.12)%       (30.14)%        20.72%         34.84%        (15.53)%


     $    2,167     $    2,704     $    2,857     $      673     $      297


           2.47%          2.50%          2.50%          2.37%          2.40%

          (0.78)%        (0.69)%        (0.86)%        (0.78)%        (1.15)%

             52%            36%            26%            41%            21%


           2.96%          2.50%          3.02%          2.72%          2.66%

                                                     Stock Funds Prospectus   63

Large Cap Appreciation Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David Breed, CFA; William B. Bannick, CFA and
                         Katherine A. Burdon, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Large Cap Appreciation Fund seeks long-term capital appreciation.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We focus our investment strategy on large-capitalization stocks.

     In making investment decisions for the Fund, we consider the 1,000 largest publicly traded companies in the U.S. We screen the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise). Stocks are also evaluated based on certain value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The top 10% of the stocks in the screened universe are then subjected to an in-depth analysis of each company's current business and future prospects. In selecting portfolio holdings, we rigorously analyze company fundamentals, such as management strength, competitive industry position, business prospects, and evidence of sustainable business momentum, including improving revenue and margin trends, cash flows and profitability.

     We rescreen the universe frequently in an effort to consistently achieve a favorable balance of growth and value characteristics for the Fund. We consider selling stocks of companies with poor price performance relative to peers, earnings disappointment, or deteriorating business fundamentals. As a risk control measure, our allocation to a particular stock may also be reduced if its weighting in the portfolio exceeds 2%. The result is a portfolio that is well diversified and comprised of holdings across a broad range of sectors.

     Under normal circumstances, we invest at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 92. These considerations are all important to your investment choice.

64   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                    CLASS A SHARES--          CLASS B SHARES--        CLASS C SHARES--
                                                    COMMENCED                 COMMENCED               COMMENCED
                                                    ON AUGUST 31, 2001        ON AUGUST 31, 2001      ON AUGUST 31, 2001
                                                    -----------------------------------------------------------------------
                                                    Sept. 30,   Sept. 30,     Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
  For the Period Ended:                               2002        2001           2002        2001       2002        2001
                                                    -----------------------------------------------------------------------
  Net asset value, beginning of period              $    9.53   $   10.00     $    9.52   $   10.00   $    9.53   $   10.00

  Income from investment operations:
    Net investment income (loss)                        (0.01)       0.00         (0.07)       0.00       (0.05)       0.00
    Net realized and unrealized gain (loss)
     on investments                                     (1.99)      (0.47)        (1.98)      (0.48)      (2.01)      (0.47)

  Total from investment operations                      (2.00)      (0.47)        (2.05)      (0.48)      (2.06)      (0.47)

  Less distributions:
    Dividends from net investment income                 0.00        0.00          0.00        0.00        0.00        0.00
    Distributions from net realized gain                 0.00        0.00          0.00        0.00        0.00        0.00

  Total distributions                                    0.00        0.00          0.00        0.00        0.00        0.00

  Net asset value, end of period                    $    7.53   $    9.53     $    7.47   $    9.52   $    7.47   $    9.53

  Total return/1/                                      (20.99)%     (4.70)%      (21.53)%     (4.80)%    (21.62)%     (4.70)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                $     898   $      41     $   1,041   $      91   $     200   $      26

  Ratios to average net assets/3/:
    Ratio of expenses to average net assets/5/           1.20%       0.95%         1.95%       1.78%       1.95%       1.83%
    Ratio of net investment income (loss) to
     average net assets                                 (0.15)%      1.17%        (0.90)%     (0.24)%     (0.93)%      0.00%

  Portfolio turnover/4/                                   123%         10%          123%         10%        123%         10%

  Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/,/3/,/5/        6.48%       1.24%         8.45%       1.78%       8.37%       1.83%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/3/  Ratios shown for periods of less than one year are annualized.

/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

/5/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

                                                       Stock Funds Prospectus 65

Large Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA
     --------------------------------------------------------------------------

     Investment Objective
     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.
     --------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and investment strategies.

     In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.
     --------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

     . up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer.
     We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     --------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 92.These considerations are all important to your investment choice.

66   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                 CLASS A SHARES--COMMENCED
                                                 ON OCTOBER 1, 1998
                                                 -----------------------------------------------------------------------
  For the period ended:                           Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,       May 31,
                                                    2002          2001          2000         1999/1/         1999
                                                 -----------------------------------------------------------------------
  Net asset value, beginning of period           $     44.57   $     75.03   $     57.96   $     58.09    $     38.48

  Income from investment operations:
    Net investment income (loss)                       (0.34)        (0.37)        (0.49)        (0.12)         (0.16)
    Net realized and unrealized gain (loss)
      on investments                                   (9.71)       (29.21)        19.16         (0.01)         20.82

  Total from investment operations                    (10.05)       (29.58)        18.67         (0.13)         20.66

  Less distributions:
    Dividends from net investment income                0.00          0.00          0.00          0.00           0.00
    Distributions from net realized gain                0.00         (0.84)        (1.60)         0.00          (1.05)
    Distributions in excess of realized gains           0.00         (0.04)         0.00          0.00           0.00

  Total distributions                                   0.00         (0.88)        (1.60)         0.00          (1.05)

  Net asset value, end of period                 $     34.52   $     44.57   $     75.03   $     57.96    $     58.09

  Total return/5/                                     (22.55)%      (39.85)%       32.50%        (0.22)%        54.16%

  Ratios/supplemental data:
    Net assets, end of period (000s)             $   141,774   $   202,514   $   303,948   $   188,890    $   191,233

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/          1.20%         1.20%         1.20%         1.20%          1.20%
    Ratio of net investment income (loss)
      to average net assets                            (0.76)%       (0.71)%       (0.73)%       (0.58)%        (0.68)%

  Portfolio turnover/3/                                   18%           13%            9%            5%            28%

  Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses/2/,/4/,/6/                                 1.45%         1.36%         1.31%         1.40%          1.35%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/  Includes expenses allocated from the Portfolio in which the Fund invests.

/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/6/  Ratios shown for periods of less than one year are annualized.

68   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

     CLASS B SHARES--COMMENCED                                   CLASS C SHARES--COMMENCED
     ON OCTOBER 1, 1998                                          ON NOVEMBER 8, 1999
------------------------------------------------------------------------------------------------
     Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,    May 31,    Sept. 30   Sept. 30  Sept. 30,
       2002        2001        2000       1999/1/      1999        2002       2001       2000
------------------------------------------------------------------------------------------------
     $   41.18   $   69.77   $   54.29   $   54.50   $   39.80   $  41.22   $  69.85   $  59.32

         (0.69)      (0.62)      (0.72)      (0.19)      (0.17)     (0.89)     (0.43)     (0.40)

         (8.77)     (27.09)      17.80       (0.02)      15.92      (8.57)    (27.32)     12.53

         (9.46)     (27.71)      17.08       (0.21)      15.75      (9.46)    (27.75)     12.13

          0.00        0.00        0.00        0.00        0.00       0.00       0.00       0.00
          0.00       (0.84)      (1.60)       0.00       (1.05)      0.00      (0.84)     (1.60)
          0.00       (0.04)       0.00        0.00        0.00       0.00      (0.04)      0.00

          0.00       (0.88)      (1.60)       0.00       (1.05)      0.00      (0.88)     (1.60)

     $   31.72   $   41.18   $   69.77   $   54.29   $   54.50   $  31.76   $  41.22   $  69.85

        (22.97)%    (40.18)%     31.75%      (0.39)%     40.01%    (22.95)%   (40.19)%    20.72%

     $ 218,625   $ 307,706   $ 461,918   $ 201,351   $ 156,870   $ 27,092   $ 27,189   $ 25,463


          1.75%       1.75%       1.75%       1.75%       1.76%      1.75%      1.75%      1.75%

         (1.31)%     (1.26)%     (1.28)%     (1.13)%     (1.22)%    (1.31)%    (1.26)%    (1.29)%
            18%         13%          9%          5%         28%        18%        13%         9%


          2.46%       2.19%       2.15%       2.05%       2.15%      2.28%      2.15%      2.16%

                                                     Stock Funds Prospectus   69

Mid Cap Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Jerome "Cam" Philpott, CFA; Stuart Roberts
     ---------------------------------------------------------------------------

     Investment Objective
     The Mid Cap Growth Fund seeks long-term capital appreciation.
     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We focus our investment strategy on identifying and investing in medium-sized companies that are relatively established but that we believe continue to provide consistent growth potential. Generally, such companies will have a total stock market value (market capitalization) within the range of the Russell Midcap Index, which was $193 million to $13 billion as of December 31, 2002. (This index had a weighted average market capitalization of $4.6 billion and a median market capitalization of $2.2 billion on December 31, 2002.)
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     .    at least 80% of the Fund's assets in mid-capitalization securities.
     ---------------------------------------------------------------------------

     Important Risk Factors and Other Considerations
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. In particular, medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Some of the medium-sized companies in which we invest may have more aggressive capital structures, including higher debt levels, or are involved in rapidly growing or changing industries, and/or new technologies.

     Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     At the discretion of the Board of Trustees, the Fund may become a gateway fund in a Master/Gateway/SM/ structure. Although shareholder approval is not required to make this change, we will notify you if the Board elects this structure. See the "Master/Gateway/SM/ Structure" description on the "Key Information" on page 35 for further information.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 92.These considerations are all important to your investment choice.

7O   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                CLASS A SHARES--       CLASS B SHARES--        CLASS C SHARES--
                                                COMMENCED ON           COMMENCED ON            COMMENCED ON
                                                OCTOBER 16, 2000       OCTOBER 16, 2000        OCTOBER 16, 2000
                                              ------------------------------------------------------------------------
  For the period ended:                       Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
                                                2002        2001        2002        2001        2002        2001
                                              ------------------------------------------------------------------------
  Net asset value, beginning of period        $    4.45   $   10.00   $    4.42   $   10.00   $    4.42   $   10.00

  Income   from investment operations:
    Net investment income (loss)                  (0.05)      (0.04)      (0.09)      (0.08)      (0.10)      (0.06)
    Net realized and unrealized gain
      (loss) on investments                       (0.77)      (5.51)      (0.75)      (5.50)      (0.74)      (5.52)

  Total from investment operations                (0.82)      (5.55)      (0.84)      (5.58)      (0.84)      (5.58)

  Less distributions:
    Dividends from net investment income           0.00        0.00        0.00        0.00        0.00        0.00
    Distributions from net realized gain           0.00        0.00        0.00        0.00        0.00        0.00

  Total distributions                              0.00        0.00        0.00        0.00        0.00        0.00

  Net asset value, end of period              $    3.63   $    4.45   $    3.58   $    4.42   $    3.58   $    4.42

  Total return/1/                                (18.43)%    (55.50)%    (19.00)%   (55.80)%     (19.00)%    (55.80)%

  Ratios/supplemental data:
  Net assets, end of period (000s)            $   3,613   $   3,912   $   3,662   $   4,481   $     442   $     605

  Ratios to average net assets/3/:
    Ratio of expenses to average net assets        1.40%       1.40%       2.15%       2.15%       2.15%       2.15%
    Ratio of net investment income (loss)
      to average net assets                       (1.07)%     (0.92)%     (1.82)%     (1.68)%     (1.82)%     (1.68)%

  Portfolio turnover                                340%        285%        340%        285%        340%        285%

  Ratio of expenses to average net assets
      prior to waived fees and reimbursed
      expenses/2/,/3/                              3.02%       2.47%       4.21%       3.17%       5.03%       3.77%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/3/  Ratios shown for periods of less than one year are annualized.

                                                     Stock Funds Prospectus   71

SIFE Specialized Financial Services Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Michael J. Stead; Kirk Hartman
     ---------------------------------------------------------------------------

     Investment Objective
     The SIFE Specialized Financial Services Fund seeks long-term capital appreciation.
     ---------------------------------------------------------------------------

     Investment Strategies
     We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies, commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies).

     In researching potential investments, we focus on companies that have capital growth potential because of favorable overall business prospects, the development of and demand for new products and services, undervalued assets and/or earnings potential, and favorable operating ratios, such as default rates, credit quality, and interest rate spreads.

     ---------------------------------------------------------------------------
     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in equity securities of financial services companies; and

     . in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8.The Fund concentrates its investments in the financial services sector, and therefore will be more susceptible than more diversified funds to market and other conditions affecting this single group of industries.

     Financial services companies may be more greatly impacted by changing interest rates and/or economic conditions than the overall stock markets. Certain financial services companies are subject to greater regulation than other industries in the overall stock markets. For example, industries like banking, securities, and insurance are subject to special regulatory schemes not shared by other industries. Additionally, tighter government regulation of certain financial services companies in which the Fund invests may adversely affect the Fund by preventing such investments from realizing their growth potential. The increased sensitivity of the Fund's holdings, and therefore the Fund's NAV, to market and economic factors affecting the financial services sector may make the Fund more suitable for long-term investors.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 92.They are all important to your investment choice.

72   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

SIFE Specialized Financial Services Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended September 30, and Deloitte & Touche LLP audited this information for the periods ended December 31. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                              CLASS A SHARES--COMMENCED
                                              ON JULY 2, 1962
                                              -------------------------------------------------
                                              Sept. 30,    Dec. 31,    Dec. 31,    Dec. 31,
  For the period ended:                        2002/1/      2001        2000        1999
                                              -------------------------------------------------
  Net asset value, beginning of period        $    5.38   $    5.80   $    5.21   $    6.26

  Income from investment operations:
    Net investment income (loss)                   0.04        0.06        0.08        0.07
    Net realized and unrealized gain (loss)
      on investments                              (0.71)      (0.24)       0.96       (0.56)

  Total from investment operations                (0.67)      (0.18)       1.04       (0.49)

  Less distributions:
    Dividends from net investment income          (0.04)      (0.06)      (0.08)      (0.07)
    Distributions from net realized gain          (0.96)      (0.18)      (0.37)      (0.49)

  Total distributions                             (1.00)      (0.24)      (0.45)      (0.56)

  Net asset value, end of period              $    3.71   $    5.38   $    5.80   $    5.21

  Total return/2/                                (12.95)%      (2.9)%      21.0%      (8.5)%

  Ratios/supplemental data:
    Net assets, end of period (000s)          $ 509,614   $ 679,747   $ 780,213   $ 862,539

  Ratios to average net assets/3/:
    Ratio of expenses to average net assets        1.34%       1.25%       1.25%       1.25%
    Ratio of net investment income (loss) to
      average net assets                           0.98%       1.15%       1.48%       1.07%

  Portfolio turnover                                187%         11%         16%         25%

  Ratios of expenses to average net assets
    prior to waived fees and reimbursed
    expenses/3/,/4/                                1.46%       1.25%       1.25%       1.25%

/1/  The Fund changed its fiscal year-end from December 31 to September 30.

/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/3/  Ratios shown for periods of less than one year are annualized.

/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

74   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                   CLASS B SHARES--COMMENCED
                                   ON MAY 1, 1997
-----------------------------------------------------------------------------------------------------
       Dec. 31,       Dec. 31,     Sept 30,    Dec 31,    Dec 31,     Dec 31,    Dec 31,     Dec 31,
        1998           1997         2002/1/     2001       2000        1999       1998        1997
-----------------------------------------------------------------------------------------------------
     $      6.45    $      4.86    $   5.38   $   5.80   $   5.21    $   6.26   $   6.45    $   5.41

            0.07           0.08        0.00       0.01       0.03        0.00       0.00        0.01

            0.24           2.07       (0.71)     (0.24)      0.96       (0.56)      0.24        1.53

            0.31           2.15       (0.71)     (0.23)      0.99       (0.56)      0.24        1.54


           (0.07)         (0.08)       0.00      (0.01)     (0.03)       0.00       0.00       (0.02)
           (0.43)         (0.48)      (0.96)     (0.18)     (0.37)      (0.49)     (0.43)      (0.48)

           (0.50)         (0.56)      (0.96)     (0.19)     (0.40)      (0.49)     (0.43)      (0.50)

     $      6.26    $      6.45    $   3.71   $   5.38   $   5.80    $   5.21   $   6.26    $   6.45

             5.1%          44.8%     (13.51)%     (3.9)%     19.8%       (9.4)%      4.1%       28.9%

     $ 1,132,041    $ 1,134,378    $ 20,986   $ 24,732   $ 26,965    $ 31,250   $ 39,294    $ 16,115

            1.25%          1.25%       2.13%      2.25%      2.25%       2.25%      2.25%       2.22%

            1.04%          1.38%       0.17%      0.16%      0.50%       0.06%      0.00%       0.30%

              31%            63%        187%        11%        16%         25%        31%         63%


            1.25%          1.25%       2.48%      2.25%      2.25%       2.25%      2.25%       2.22%

                                                     Stock Funds Prospectus   75

SIFE Specialized Financial Services Fund                    Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended September 30, and Deloitte & Touche LLP audited this information for the periods ended December 31. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             CLASS C SHARES--COMMENCED
                                             ON MAY 1, 1997
                                            --------------------------------------------------------------------------------
  For The Period Ended:                      Sept. 30,       Dec. 31,       Dec. 31,     Dec. 31,    Dec. 31,   Dec. 31,
                                              2002/1/          2001           2000         1999        1998       1997
                                            --------------------------------------------------------------------------------
  Net asset value, beginning of period      $      5.37    $      5.79    $      5.20    $   6.24    $   6.46   $   5.41

  Income from investment operations:
    Net investment income (loss)                   0.00           0.01           0.02        0.00        0.00       0.01
    Net realized and unrealized gain (loss)
      on investments                              (0.72)         (0.24)          0.96       (0.55)       0.21       1.54

  Total from investment operations                (0.72)         (0.23)          0.98       (0.55)       0.21       1.55

  Less distributions:
    Dividends from net investment income           0.00          (0.01)         (0.02)       0.00        0.00      (0.02)
    Distributions from net realized gain          (0.96)         (0.18)         (0.37)      (0.49)      (0.43)     (0.48)

  Total distributions                             (0.96)         (0.19)         (0.39)      (0.49)      (0.43)     (0.50)

  Net asset value, end of period            $      3.69    $      5.37    $      5.79    $   5.20    $   6.24   $   6.46

  Total return/2/                                (13.77)%         (3.9)%         19.8%       (9.3)%       3.6%      29.1%

  Ratios/supplemental data:
    Net assets, end of period (000s)        $     1,793    $     2,071    $     2,139    $  3,197    $  3,551   $  1,320

  Ratios to average net assets/3/:
    Ratio of expenses to average net assets        2.13%          2.25%          2.25%       2.25%       2.25%      2.25%
    Ratio of net investment income (loss)
     to average net assets                         0.17%          0.16%          0.50%       0.06%       0.00%      0.30%

  Portfolio turnover                                187%            11%            16%         25%         31%        63%

  Ratios of expenses to average net assets
    prior to waived fees and reimbursed
    expenses/3/,/4/                                2.74%          2.25%          2.25%       2.25%       2.25%      2.25%

/1/  The Fund changed its fiscal year-end from December 31 to September 30.

/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/3/  Ratios shown for periods of less than one year are annualized.

/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

76   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

     Portfolio Managers: Jerome "Cam" Philpott, CFA; Allen J. Ayvazian
     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Growth Fund seeks long-term capital appreciation.
     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of the common stocks of U.S. and foreign companies that we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We focus our investment strategy on small-capitalization stocks.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently;

     . at least 65% of total assets in an actively managed, broadly diversified portfolio of growth oriented common stocks;

     . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

     . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

     . up to 25% of total assets in foreign companies through ADRs and similar investments.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 92. These considerations are all important to your investment choice.

78   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                            CLASS A SHARES--COMMENCED
                                            ON SEPTEMBER 16, 1996
                                            ------------------------------------------------------------------------------
                                             Sept. 30,      Sept. 30,    Sept. 30,   Sept. 30,     Sept. 30,    March 31,
  For the period ended:                        2002           2001          2000       1999         1998/1/       1998
                                            ------------------------------------------------------------------------------
  Net asset value, beginning of period      $     13.23    $     43.48   $   26.23   $   17.86     $  25.62     $    18.98

  Income from investment operations:
    Net investment income (loss)                  (0.15)         (0.17)      (0.08)      (0.18)       (0.09)         (0.06)
    Net realized and unrealized gain
     (loss) on investments                        (3.36)        (22.23)      19.88        9.99        (7.67)          8.76

  Total from investment operations                (3.51)        (22.40)      19.80        9.81        (7.76)          8.70

  Less distributions:
    Dividends from net investment income           0.00           0.00        0.00        0.00         0.00           0.00
    Distributions from net realized gain           0.00          (7.85)      (2.55)      (1.44)        0.00          (2.06)

  Total distributions                              0.00          (7.85)      (2.55)      (1.44)        0.00          (2.06)

  Net asset value, end of period            $      9.72    $     13.23   $   43.48   $   26.23     $  17.86     $    25.62

  Total return/3/                                (26.53)%       (59.99)%     81.03%      58.81%      (30.29)%        47.03%

  Ratios/supplemental data:
    Net assets, end of period (000s)        $    74,937    $   101,201   $ 203,164   $  16,662     $ 10,899     $   15,611

  Ratios to average net assets/5/:
    Ratio of expenses to average net assets        1.40%          1.36%       1.29%       1.35%        1.36%          1.22%/2/
    Ratio of net investment income (loss)
      to average net assets                       (1.06)%        (0.86)%     (0.78)%     (0.92)%      (0.82)%        (0.43)%/2/

  Portfolio turnover                                221%           250%        263%        249%         110%    $      291%/2/

  Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses/4/,/5/                                1.74%          1.61%       1.86%       1.53%/2/     1.49%          1.57%/2/

/1/  The Fund changed its fiscal year-end from March 31 to September 30.

/2/ Ratio includes activity of the master portfolio prior to December 15, 1997.

/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/5/  Ratios shown for periods of less than one year are annualized.

                                                     Stock Funds Prospectus   79

Small Cap Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                            CLASS B SHARES--COMMENCED
                                            ON SEPTEMBER 16, 1996
                                            -----------------------------------------------------------
                                             Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,
  For the period ended:                       2002            2001           2000           1999
                                            -----------------------------------------------------------
  Net asset value, beginning of period      $     12.78    $     42.33    $     25.72   $      17.64

  Income from investment operations:
    Net investment income (loss)                  (0.23)         (0.26)         (0.14)         (0.36)
    Net realized and unrealized gain
    (loss) on investments                         (3.22)        (21.66)         19.25           9.86

  Total from investment operations                (3.45)        (21.92)         19.11           9.50

  Less distributions:
    Dividends from net investment income           0.00           0.00           0.00           0.00
    Distributions from net realized gain           0.00          (7.63)         (2.50)         (1.42)

  Total distributions                              0.00          (7.63)         (2.50)         (1.42)

  Net asset value, end of period            $      9.33    $     12.78    $     42.33   $      25.72

  Total return/3/                                (27.00)%       (60.30)%        79.74%         57.66%

  Ratios/supplemental data:
    Net assets, end of period (000s)        $    28,360    $    44,832    $   116,520   $     18,718

  Ratios to average net assets/5/
    Ratio of expenses to average net assets        2.15%          2.10%          2.04%          2.09%
    Ratio of net investment income (loss)
      to average net assets                       (1.81)%        (1.60)%        (1.53)%        (1.67)%

  Portfolio turnover                                221%           250%           263%           249%

  Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses/4/,/5/                                3.04%          2.32%          2.72%          2.29%

/1/  The Fund changed its fiscal year-end from March 31 to September 30.

/2/  Ratio includes activity of the master portfolio prior to December 15, 1997.

/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/5/  Ratios shown for periods of less than one year are annualized.

80   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                     CLASS C SHARES--COMMENCED
                                     ON DECEMBER 15, 1997
--------------------------------------------------------------------------------------------------------
      Sept. 30,      March 31,       Sept. 30,  Sept. 30,   Sept. 30,  Sept. 30   Sept. 30,   March 31,
       1998/1/         1998            2002       2001        2000       1999      1998/1/      1998
--------------------------------------------------------------------------------------------------------
     $     25.38    $     18.93      $  12.77   $  42.31    $  25.71   $  17.63   $  25.38    $  21.77

           (0.18)         (0.11)        (0.25)     (0.27)      (0.08)     (0.39)     (0.18)      (0.08)

           (7.56)          8.61         (3.20)    (21.64)      19.18       9.89      (7.57)       3.69

           (7.74)          8.50         (3.45)    (21.91)      19.10       9.50      (7.75)       3.61

            0.00           0.00          0.00       0.00        0.00       0.00       0.00        0.00
            0.00          (2.05)         0.00      (7.63)      (2.50)     (1.42)      0.00        0.00

            0.00          (2.05)         0.00      (7.63)      (2.50)     (1.42)      0.00        0.00

     $     17.64    $     25.38      $   9.32   $  12.77    $  42.31   $  25.71   $  17.63    $  25.38

          (30.50)%        46.02%       (27.02)%   (60.31)%     79.72%     57.69%    (30.54)%     16.58%

     $    13,071    $    15,320      $  7,742   $ 10,856    $ 28,018   $  1,711   $  1,426    $  2,495

            2.11%          1.92%/2/      2.15%      2.10%       2.04%      2.10%      2.11%       2.10%

           (1.56)%        (1.13)%/2/    (1.81)%    (1.60)%     (1.53)%    (1.68)%    (1.56)%     (1.17)%

             110%           291%/2/       221%       250%        263%       249%       110%        291%


            2.13%          2.21%/2/      2.66%      2.18%       2.44%      2.68%      2.71%       2.66%

                                                     Stock Funds Prospectus   81

SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

     Portfolio Managers: Tasso H. Coin, Jr., CFA; Douglas G. Pugh, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Small Company Value Fund seeks to provide long-term capital appreciation.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We focus the Fund's investment strategy on smallcapitalization stocks.

     In making investment decisions for the Fund, we identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. The valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price/earnings ratios, cash flows, company operations including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. The portfolio seeks capital appreciation through stock selection, while minimizing volatility by maintaining broad exposure to the sectors represented by the Russell 2000 Value Index.

     Under normal circumstances, we invest at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 92. These considerations are all important to your investment choice.

82   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                           CLASS A SHARES--  CLASS B SHARES--   CLASS C SHARES--
                                           COMMENCED ON      COMMENCED ON       COMMENCED ON
                                           JANUARY 31, 2002  JANUARY 31, 2002   AUGUST 30, 2002
                                          --------------------------------------------------------
                                               Sept. 30,        Sept. 30,         Sept. 30,
  For the period ended:                          2002             2002              2002
                                          --------------------------------------------------------
  Net asset value, beginning of period        $     10.00      $     10.00       $      9.05

  Income from investment operations:
    Net investment income (loss)                     0.00            (0.03)             0.00
    Net realized and unrealized gain (loss)
      on investments                                (1.57)           (1.59)            (0.67)

  Total from investment operations                  (1.57)           (1.62)            (0.67)

  Less distributions:
    Dividends from net investment income             0.00             0.00              0.00
    Distributions from net realized gain             0.00             0.00              0.00

  Total distributions                                0.00             0.00              0.00

  Net asset value, end of period              $      8.43      $      8.38       $      8.38

  Total return/1/                                  (15.70)%         (16.20)%           (7.40)%

  Ratios/supplemental data:
    Net assets, end of period (000s)          $     4,276      $     4,860       $        59

  Ratios to average net assets/3/:
    Ratio of expenses to average net
      assets/4/                                      1.38%            2.14%             2.20%
    Ratio of net investment income (loss)
      to average net assets                          0.00%           (0.74)%            0.68%

  Portfolio turnover/5/                                98%              98%               98%

  Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses/2/,/3/,/4/                              2.32%            3.46%             7.48%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/3/  Ratios shown for periods of less than one year are annualized.

/4/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/5/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                     Stock Funds Prospectus   83

Specialized Health Sciences Fund
--------------------------------------------------------------------------------

     Portfolio Managers:  Michael Dauchot, M.D. is the lead portfolio manager and is supported by Dresdner RCM Global Investors LLC's Health Care Team.
     ---------------------------------------------------------------------------

     Investment Objective
     The Specialized Health Sciences Fund seeks long-term capital appreciation.
     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing principally in equity securities of U.S. and foreign health sciences companies. We invest in equity securities of health sciences companies based in at least three countries, including the U.S. We define health sciences companies as those with revenues primarily generated by health care, medicine and life sciences products and services. This would include pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund's foreign investments to be in companies organized or headquartered in countries of Western Europe and Japan. The Fund concentrates its investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be nondiversified.

     We evaluate the fundamental value and prospects for growth of individual companies and focus on health care companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in securities of health sciences companies;

     .    up to 30% of total assets in foreign investments;

     . up to 15% of total assets in equity securities of issuers with market capitalizations below $100 million at the time of purchase; and

     . principally in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

84   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. The Fund concentrates its investments in the health sciences sector, typically pharmaceutical, research and development, biotechnology, health care and health maintenance organizations, and health care-related products and services companies. Because of its focus in the health sciences sector, it will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting a single group of industries. The health sciences sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers in which they invest.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 92. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   85

Specialized Health Sciences Fund                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             CLASS A SHARES--             CLASS B SHARES--       CLASS C SHARES--
                                             COMMENCED ON                 COMMENCED ON           COMMENCED ON
                                             APRIL 2, 2001                APRIL 2, 2001          APRIL 2, 2001
                                            ---------------------------------------------------------------------------
                                             Sept. 30,      Sept. 30,     Sept. 30,  Sept. 30,   Sept. 30,  Sept. 30,
  For the period ended:                        2002           2001          2002       2001        2002       2001
                                            ---------------------------------------------------------------------------
  Net asset value, beginning of period      $      9.70    $     10.00    $   9.66   $  10.00    $   9.66   $  10.00

  Income from investment operations:
    Net investment income (loss)                  (0.10)         (0.03)      (0.17)     (0.06)      (0.18)     (0.06)
    Net realized and unrealized gain (loss)
      on investments                              (1.79)         (0.27)      (1.77)     (0.28)      (1.75)     (0.28)

  Total from investment operations                (1.89)         (0.30)      (1.84)     (0.34)      (1.93)     (0.34)

  Less distributions:
    Dividends from net investment income           0.00           0.00        0.00       0.00        0.00       0.00
    Distributions from net realized gain           0.00           0.00        0.00       0.00        0.00       0.00

  Total distributions                              0.00           0.00        0.00       0.00        0.00       0.00

  Net asset value, end of period            $      7.81    $      9.70    $   7.72   $   9.66    $   7.73   $   9.66

  Total return/1/                                (19.48)%        (3.00)%    (20.08)%    (3.40)%    (19.98)%    (3.40)%

  Ratios/supplemental data:
    Net assets, end of period (000s)        $    12,217    $    12,331    $ 15,576   $ 16,320    $  2,051   $  2,277

  Ratios to average net assets/3/:
    Ratio of expenses to average net assets        1.65%          1.65%       2.40%      2.40%       2.40%      2.40%
    Ratio of net investment income (loss)
      to average net assets                       (1.07)%        (0.95)%     (1.82)%    (1.67)%     (1.82)%    (1.71)%

  Portfolio turnover                                138%            48%        138%        48%        138%        48%

  Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses/2/,/3/                                1.92%          2.66%       2.87%      3.46%       3.03%      3.99%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/3/  Ratios shown for periods of less than one year are annualized.

86   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Specialized Technology Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Huachen Chen, CFA; Walter C. Price, Jr., CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Specialized Technology Fund seeks long-term capital appreciation by investing in domestic and foreign equity securities of technology companies.
     ---------------------------------------------------------------------------

     Investment Strategies
     We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. We concentrate the Fund's investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

     We evaluate the fundamental value and prospects for growth of individual companies and focus on technology companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in securities of technology companies;

     .    up to 50% of total assets in foreign securities;

     . up to 25% of total assets in any one foreign country, although investments in Japan may exceed this limitation;

     . primarily in issuers with average market capitalizations of $500 million or more, although we may invest up to 15% of total assets in equity securities of issuers with market capitalizations below $100 million; and

     . principally in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

     We may hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

88   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. The Fund concentrates its investments in securities of technology and technology-related companies. Because we focus the Fund's investments in technology companies, the Fund will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting technology companies. The technology sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. In the past, technology common stocks have experienced extreme price and volume fluctuations that have often been unrelated to the operating performance of such companies, and a portfolio invested in these securities has a higher degree of risk associated with it than more broadly invested equity funds. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests. Significant losses may result from lack of depth of management, inability to generate funds necessary for growth or potential development, and competition from larger or more established companies. Smaller or newer companies may have more limited trading markets, and may be subject to wide price fluctuations.

     Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 92. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   89

Specialized Technology Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             CLASS A SHARES--COMMENCED
                                             ON SEPTEMBER 18, 2000
                                            -------------------------------------------
  For the period ended:                         Sept. 30,     Sept. 30,     Sept. 30,
                                                  2002          2001          2000
                                            -------------------------------------------
  Net asset value, beginning of period        $      3.02    $     10.11    $  10.00

  Income from investment operations:
    Net investment income (loss)                    (0.06)         (0.02)       0.00
    Net realized and unrealized gain (loss)
      on investments                                (0.73)         (7.07)       0.11

  Total from investment operations                  (0.79)         (7.09)       0.11

  Less distributions:
    Dividends from net investment income             0.00           0.00        0.00
    Distributions from net realized gain             0.00           0.00        0.00

  Total distributions                                0.00           0.00        0.00

  Net asset value, end of period                     2.23    $      3.02    $  10.11

  Total return/1/                                  (26.16)%       (70.13)%      1.10%

  Ratios/supplemental data:

    Net assets, end of period (000s)          $    13,559    $    22,946    $ 42,626

  Ratios to average net assets/3/:
    Ratio of expenses to average net assets          1.75%          1.75%       1.75%
    Ratio of net investment income (loss) to
      average net assets                            (1.37)%        (0.47)%     (0.13)%

  Portfolio turnover                                  388%           773%          7%

  Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses/2/,/3/                                  2.47%          2.00%       2.02%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/3/  Ratios shown for periods of less than one year are annualized.

90   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

      CLASS B SHARES--COMMENCED              CLASS C SHARES--COMMENCED
      ON SEPTEMBER 18, 2000                  ON SEPTEMBER 18, 2000
--------------------------------------------------------------------------------
      Sept. 30,      Sept. 30,     Sept. 30,  Sept. 30,   Sept. 30,  Sept. 30,
        2002           2001          2000       2002        2001       2000
--------------------------------------------------------------------------------
     $      3.00    $     10.11    $  10.00   $   3.00    $  10.11   $  10.00

           (0.08)         (0.06)       0.00      (0.08)      (0.06)      0.00

           (0.73)         (7.05)       0.11      (0.73)      (7.05)      0.11

           (0.81)         (7.11)       0.11      (0.81)      (7.11)      0.11

            0.00           0.00        0.00       0.00        0.00       0.00
            0.00           0.00        0.00       0.00        0.00       0.00

            0.00           0.00        0.00       0.00        0.00       0.00

     $      2.19    $      3.00    $  10.11   $   2.19    $   3.00   $  10.11

          (27.00)%       (70.33)%      1.10%    (27.00)%    (70.33)%     1.10%

     $    20,949    $    34,218    $ 52,958   $  4,295    $  7,320   $ 14,176

            2.50%          2.50%       2.50%      2.50%       2.50%      2.50%

           (2.12)%        (1.24)%     (0.88)%    (2.12)%     (1.22)%    (0.90)%

             388%           773%          7%       388%        773%         7%


            3.46%          2.72%       2.77%      3.16%       2.66%      2.77%

                                                     Stock Funds Prospectus   91

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 8. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . Certain Funds, such as the Mid Cap Growth Fund, Small Cap Growth Fund, and Specialized Technology Fund, employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments) and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

     . Certain Funds may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

92   Stock Funds Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Concentration Risk--The risk that investing portfolio assets in a single industry or industries exposes the portfolio to greater loss from adverse changes affecting the industry.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Emerging Market Risk--The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Non-Diversification Risk--The risk that, because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

                                                     Stock Funds Prospectus   93

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

94   Stock Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each Fund. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

  ---------------------------------------------------------------------------------------------------------------------------------
                                                                                   DIVERSIFIED     EQUITY     EQUITY      EQUITY
  INVESTMENT PRACTICE                                 PRINCIPAL RISK(S)              EQUITY        INCOME     INDEX       VALUE
  ---------------------------------------------------------------------------------------------------------------------------------
  Borrowing Policies
  The ability to borrow money for temporary           Leverage Risk                    X             X          X           X
  purposes (e.g. to meet shareholder redemptions).

  Emerging Markets
  Securities of companies based in countries          Emerging Market,
  considered developing or to have "emerging"         Foreign Investment,              X
  stock markets. Generally, these securities          Regulatory, Liquidity
  have the same type of risks as foreign              and Currency Risk
  securities, but to a higher degree.

  Foreign Obligations
  Dollar-denominated debt obligations of non-         Foreign Investment,              X
  U.S. companies, foreign banks, foreign              Regulatory and
  governments, and other foreign entities.            Liquidity Risk

  Foreign Securities
  Equity securities issued by a non-U.S. company,     Foreign Investment,              X
  which may be in the form of an ADR or               Regulatory, Liquidity and
  similar investment.                                 Currency Risk

  Forward Commitment, When-Issued and
  Delayed Delivery Transactions
  Securities bought or sold for delivery at a         Interest Rate, Leverage
  later date or bought or sold for a fixed price      and Credit Risk
  at a fixed date.

  Illiquid Securities
  A security which may not be sold or disposed of     Liquidity Risk                   X             X                      X
  in the ordinary course of business within seven
  days at the value determined by the Fund.
  Limited to 15% of net assets.

  Loans of Portfolio Securities
  The practice of loaning securities to brokers,      Counter-Party                    X             X          X           X
  dealers and financial institutions to increase      and Leverage
  return on those securities. Loans may be made up    Risk
  to 1940 Act limits (currently one-third of total
  assets, including the value of the collateral
  received).

  ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              GROWTH    INTERNATIONAL    LARGE CAP
  INVESTMENT PRACTICE                                 PRINCIPAL RISK(S)              GROWTH   EQUITY       EQUITY       APPRECIATION
  ----------------------------------------------------------------------------------------------------------------------------------
  Borrowing Policies
  The ability to borrow money for temporary           Leverage Risk                    X        X            X               X
  purposes (e.g. to meet shareholder redemptions).

  Emerging Markets
  Securities of companies based in countries          Emerging Market,
  considered developing or to have "emerging"         Foreign Investment,                       X            X
  stock markets. Generally, these securities          Regulatory, Liquidity
  have the same type of risks as foreign              and Currency Risk
  securities, but to a higher degree.

  Foreign Obligations
  Dollar-denominated debt obligations of non-         Foreign Investment,              X        X            X
  U.S. companies, foreign banks, foreign              Regulatory and
  governments, and other foreign entities.            Liquidity Risk

  Foreign Securities
  Equity securities issued by a non-U.S. company,     Foreign Investment,              X        X            X
  which may be in the form of an ADR or               Regulatory, Liquidity and
  similar investment.                                 Currency Risk

  Forward Commitment, When-Issued and
  Delayed Delivery Transactions
  Securities bought or sold for delivery at a         Interest Rate, Leverage
  later date or bought or sold for a fixed price      and Credit Risk
  at a fixed date.

  Illiquid Securities
  A security which may not be sold or disposed of     Liquidity Risk                   X         X           X               X
  in the ordinary course of business within seven
  days at the value determined by the Fund.
  Limited to 15% of net assets.

  Loans of Portfolio Securities
  The practice of loaning securities to brokers,      Counter-Party                    X         X           X               X
  dealers and financial institutions to increase      and Leverage
  return on those securities. Loans may be made up    Risk
  to 1940 Act limits (currently one-third of total
  assets, including the value of the collateral
  received).

  ----------------------------------------------------------------------------------------------------------------------------------
                                                                                  LARGE COMPANY     MID CAP    SIFE SPECIALIZED
  INVESTMENT PRACTICE                                 PRINCIPAL RISK(S)              GROWTH         GROWTH    FINANCIAL SERVICES
  ----------------------------------------------------------------------------------------------------------------------------------
  Borrowing Policies
  The ability to borrow money for temporary           Leverage Risk                    X               X             X
  purposes (e.g. to meet shareholder redemptions).

  Emerging Markets
  Securities of companies based in countries          Emerging Market,
  considered developing or to have "emerging"         Foreign Investment,
  stock markets. Generally, these securities          Regulatory, Liquidity
  have the same type of risks as foreign              and Currency Risk
  securities, but to a higher degree.

  Foreign Obligations
  Dollar-denominated debt obligations of non-         Foreign Investment,              X
  U.S. companies, foreign banks, foreign              Regulatory and
  governments, and other foreign entities.            Liquidity Risk

  Foreign Securities
  Equity securities issued by a non-U.S. company,     Foreign Investment,              X
  which may be in the form of an ADR or               Regulatory, Liquidity and
  similar investment.                                 Currency Risk

  Forward Commitment, When-Issued and
  Delayed Delivery Transactions
  Securities bought or sold for delivery at a         Interest Rate, Leverage                                        X
  later date or bought or sold for a fixed price      and Credit Risk
  at a fixed date.

  Illiquid Securities
  A security which may not be sold or disposed of     Liquidity Risk                   X               X             X
  in the ordinary course of business within seven
  days at the value determined by the Fund.
  Limited to 15% of net assets.

  Loans of Portfolio Securities
  The practice of loaning securities to brokers,      Counter-Party                    X               X             X
  dealers and financial institutions to increase      and Leverage
  return on those securities. Loans may be made up    Risk
  to 1940 Act limits (currently one-third of total
  assets, including the value of the collateral
  received).

  -------------------------------------------------------------------------------------------------------------------------------
                                                                                  SMALL CAP   SMALL COMPANY   SPECIALIZED HEALTH
  INVESTMENT PRACTICE                                 PRINCIPAL RISK(S)            GROWTH        VALUE             SCIENCES
  -------------------------------------------------------------------------------------------------------------------------------
  Borrowing Policies
  The ability to borrow money for temporary           Leverage Risk                   X            X                  X
  purposes (e.g. to meet shareholder redemptions).

  Emerging Markets
  Securities of companies based in countries          Emerging Market,                                                X
  considered developing or to have "emerging"         Foreign Investment,
  stock markets. Generally, these securities          Regulatory, Liquidity
  have the same type of risks as foreign              and Currency Risk
  securities, but to a higher degree.

  Foreign Obligations
  Dollar-denominated debt obligations of non-         Foreign Investment,             X                               X
  U.S. companies, foreign banks, foreign              Regulatory and
  governments, and other foreign entities.            Liquidity Risk

  Foreign Securities
  Equity securities issued by a non-U.S. company,     Foreign Investment,             X                               X
  which may be in the form of an ADR or               Regulatory, Liquidity and
  similar investment.                                 Currency Risk

  Forward Commitment, When-Issued and
  Delayed Delivery Transactions
  Securities bought or sold for delivery at a         Interest Rate, Leverage
  later date or bought or sold for a fixed price      and Credit Risk
  at a fixed date.

  Illiquid Securities
  A security which may not be sold or disposed of     Liquidity Risk                  X            X                  X
  in the ordinary course of business within seven
  days at the value determined by the Fund.
  Limited to 15% of net assets.

  Loans of Portfolio Securities
  The practice of loaning securities to brokers,      Counter-Party                   X            X                  X
  dealers and financial institutions to increase      and Leverage
  return on those securities. Loans may be made up    Risk
  to 1940 Act limits (currently one-third of total
  assets, including the value of the collateral
  received).

  --------------------------------------------------------------------------------------------
                                                                                  SPECIALIZED
  INVESTMENT PRACTICE                                 PRINCIPAL RISK(S)           TECHNOLOGY
  --------------------------------------------------------------------------------------------
  Borrowing Policies
  The ability to borrow money for temporary           Leverage Risk                    X
  purposes (e.g. to meet shareholder redemptions).

  Emerging Markets
  Securities of companies based in countries          Emerging Market,                 X
  considered developing or to have "emerging"         Foreign Investment,
  stock markets. Generally, these securities          Regulatory, Liquidity
  have the same type of risks as foreign              and Currency Risk
  securities, but to a higher degree.

  Foreign Obligations
  Dollar-denominated debt obligations of non-         Foreign Investment,              X
  U.S. companies, foreign banks, foreign              Regulatory and
  governments, and other foreign entities.            Liquidity Risk

  Foreign Securities
  Equity securities issued by a non-U.S. company,     Foreign Investment,              X
  which may be in the form of an ADR or               Regulatory, Liquidity and
  similar investment.                                 Currency Risk

  Forward Commitment, When-Issued and
  Delayed Delivery Transactions
  Securities bought or sold for delivery at a         Interest Rate, Leverage
  later date or bought or sold for a fixed price      and Credit Risk
  at a fixed date.

  Illiquid Securities
  A security which may not be sold or disposed of     Liquidity Risk                   X
  in the ordinary course of business within seven
  days at the value determined by the Fund.
  Limited to 15% of net assets.

  Loans of Portfolio Securities
  The practice of loaning securities to brokers,      Counter-Party
  dealers and financial institutions to increase      and Leverage                     X
  return on those securities. Loans may be made up    Risk
  to 1940 Act limits (currently one-third of total
  assets, including the value of the collateral
  received).

                                                     Stock Funds Prospectus   95

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------------------------
                                                                                   DIVERSIFIED     EQUITY     EQUITY      EQUITY
  INVESTMENT PRACTICE                                 PRINCIPAL RISK(S)              EQUITY        INCOME     INDEX       VALUE
  ---------------------------------------------------------------------------------------------------------------------------------
  Options
  The right or obligation to receive or deliver a     Liquidity Risk                   X             X          X           X
  security or cash payment depending on the
  security's price or the performance of an index
  or benchmark. Types of options used may include:
  options on securities, options on a stock index,
  stock index futures and options on stock index
  futures to protect liquidity and portfolio value.

  Other Mutual Funds
  Investments by the Fund in shares of other mutual   Market  Risk                     X             X          X           X
  funds, which will cause Fund shareholders to
  bear a pro rata portion of the other fund's
  expenses, in addition to the expenses paid by
  the Fund.

  Privately Issued Securities
  Securities that are not publicly traded but which   Liquidity Risk                   X             X          X           X
  may or may not be resold in accordance with Rule
  144A under the Securities Act of 1933.

  Repurchase Agreements
  A transaction in which the seller of a security     Counter-Party Risk               X             X          X           X
  agrees to buy back a security at an agreed upon
  time and price, usually with interest.

  Small Company Securities
  Investments in small companies, which may be        Small Company                    X
  less liquid and more volatile than investments      Investment, Market
  in larger companies.                                and Liquidity Risk

  ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              GROWTH    INTERNATIONAL     LARGE CAP
  INVESTMENT PRACTICE                                 PRINCIPAL RISK(S)              GROWTH   EQUITY       EQUITY       APPRECIATION
  ----------------------------------------------------------------------------------------------------------------------------------
  Options
  The right or obligation to receive or deliver a     Liquidity Risk                   X
  security or cash payment depending on the
  security's price or the performance of an index
  or benchmark. Types of options used may include:
  options on securities, options on a stock index,
  stock index futures and options on stock index
  futures to protect liquidity and portfolio value.

  Other Mutual Funds
  Investments by the Fund in shares of other mutual   Market Risk                      X         X           X               X
  funds, which will cause Fund shareholders to
  bear a pro rata portion of the other fund's
  expenses, in addition to the expenses paid by
  the Fund.

  Privately Issued Securities
  Securities that are not publicly traded but which   Liquidity Risk                   X         X           X               X
  may or may not be resold in accordance with Rule
  144A under the Securities Act of 1933.

  Repurchase Agreements
  A transaction in which the seller of a security     Counter-Party Risk               X         X           X               X
  agrees to buy back a security at an agreed
  upon time and price, usually with interest.

  Small Company Securities
  Investments in small companies, which may be        Small Company                              X           X
  less liquid and more volatile than investments      Investment, Market
  in larger companies.                                and Liquidity Risk

  ----------------------------------------------------------------------------------------------------------------------------------
                                                                                  LARGE COMPANY     MID CAP    SIFE SPECIALIZED
  INVESTMENT PRACTICE                                 PRINCIPAL RISK(S)              GROWTH         GROWTH    FINANCIAL SERVICES
  ----------------------------------------------------------------------------------------------------------------------------------
  Options
  The right or obligation to receive or deliver a     Liquidity Risk                                   X             X
  security or cash payment depending on the
  security's price or the performance of an index
  or benchmark. Types of options used may include:
  options on securities, options on a stock index,
  stock index futures and options on stock index
  futures to protect liquidity and portfolio value.

  Other Mutual Funds
  Investments by the Fund in shares of other mutual   Market Risk                      X               X             X
  funds, which will cause Fund shareholders to
  bear a pro rata portion of the other fund's
  expenses, in addition to the expenses paid by
  the Fund.

  Privately Issued Securities
  Securities that are not publicly traded but which   Liquidity Risk                   X               X             X
  may or may not be resold in accordance with Rule
  144A under the Securities Act of 1933.

  Repurchase Agreements
  A transaction in which the seller of a security     Counter-Party Risk               X               X             X
  agrees to buy back a security at an agreed
  upon time and price, usually with interest.

  Small Company Securities
  Investments in small companies, which may be        Small Company
  less liquid and more volatile than investments      Investment, Market
  in larger companies.                                and Liquidity Risk

  -------------------------------------------------------------------------------------------------------------------------------
                                                                                  SMALL CAP   SMALL COMPANY   SPECIALIZED HEALTH
  INVESTMENT PRACTICE                                 PRINCIPAL RISK(S)            GROWTH        VALUE             SCIENCES
  -------------------------------------------------------------------------------------------------------------------------------
  Options
  The right or obligation to receive or deliver a     Liquidity Risk                                                  X
  security or cash payment depending on the
  security's price or the performance of an index
  or benchmark. Types of options used may include:
  options on securities, options on a stock index,
  stock index futures and options on stock index
  futures to protect liquidity and portfolio value.

  Other Mutual Funds
  Investments by the Fund in shares of other mutual   Market Risk                    X             X                  X
  funds, which will cause Fund shareholders to
  bear a pro rata portion of the other fund's
  expenses, in addition to the expenses paid by
  the Fund.

  Privately Issued Securities
  Securities that are not publicly traded but which   Liquidity Risk                 X             X                  X
  may or may not be resold in accordance with Rule
  144A under the Securities Act of 1933.

  Repurchase Agreements
  A transaction in which the seller of a security     Counter-Party Risk             X             X                  X
  agrees to buy back a security at an agreed
  upon time and price, usually with interest.

  Small Company Securities
  Investments in small companies, which may be        Small Company                  X             X                  X
  less liquid and more volatile than investments      Investment, Market
  in larger companies.                                and Liquidity Risk

  --------------------------------------------------------------------------------------------
                                                                                  SPECIALIZED
  INVESTMENT PRACTICE                                 PRINCIPAL RISK(S)           TECHNOLOGY
  --------------------------------------------------------------------------------------------
  Options
  The right or obligation to receive or deliver a     Liquidity Risk                   X
  security or cash payment depending on the
  security's price or the performance of an index
  or benchmark. Types of options used may include:
  options on securities, options on a stock index,
  stock index futures and options on stock index
  futures to protect liquidity and portfolio value.

  Other Mutual Funds
  Investments by the Fund in shares of other mutual   Market Risk                      X
  funds, which will cause Fund shareholders to
  bear a pro rata portion of the other fund's
  expenses, in addition to the expenses paid by
  the Fund.

  Privately Issued Securities
  Securities that are not publicly traded but which   Liquidity Risk                   X
  may or may not be resold in accordance with Rule
  144A under the Securities Act of 1933.

  Repurchase Agreements
  A transaction in which the seller of a security     Counter-Party Risk               X
  agrees to buy back a security at an agreed
  upon time and price, usually with interest.

  Small Company Securities
  Investments in small companies, which may be        Small Company                    X
  less liquid and more volatile than investments      Investment, Market
  in larger companies.                                and Liquidity Risk

96   Stock Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

-----------------------------------------------------------------------------------------------------------------
                                             BOARD OF TRUSTEES
-----------------------------------------------------------------------------------------------------------------
                                      Supervises the Funds' activities
-----------------------------------------------------------------------------------------------------------------
             INVESTMENT ADVISER                                   CUSTODIAN
-----------------------------------------------------------------------------------------------------------------
     Wells Fargo Funds Management, LLC                            Wells Fargo Bank Minnesota, N.A.
     525 Market St.                                               6th St. & Marquette
     San Francisco, CA                                            Minneapolis, MN
     Manages the Funds' investment activities                     Provides safekeeping for the Funds' assets
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                           INVESTMENT SUB-ADVISERS
-----------------------------------------------------------------------------------------------------------------
                                              Varies by Fund
                                 Responsible for day-to-day portfolio management
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                      SHAREHOLDER
                                                     TRANSFER                          SERVICING
     ADMINISTRATOR                                     AGENT                             AGENTS
-----------------------------------------------------------------------------------------------------------------
     Wells Fargo Funds Management, LLC        Boston Financial Data Services, Inc.   Various Agents
     525 Market St.                           Two Heritage Dr.
     San Francisco, CA                        Quincy, MA
     Manages the Funds' business activities   Maintains records of shares and        Provide services
                                              supervises the paying of dividends     to customers
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS
-----------------------------------------------------------------------------------------------------------------
                         Advise current and prospective shareholders on Fund investments
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                             SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------

                                                     Stock Funds Prospectus   97

Organization and Management of the Funds
--------------------------------------------------------------------------------

     The Investment Adviser
     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. As of September 30, 2002, Funds Management and its affiliates managed over $171 billion in assets. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus.

     The Diversified Equity and Growth Equity Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund's average daily net assets for providing services to each Fund, including the determination of the asset allocations of each Fund's investments in the various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

     Dormant Investment Advisory Arrangements
     Under the investment advisory contract for the Equity Income, Large Cap Appreciation, Large Company Growth, and Small Company Value Funds, Funds Management does not receive any compensation from the Funds as long as the Funds continue to invest, as they do today, substantially all of their assets in a single master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

     Under the investment advisory contract for all of the gateway Funds, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this agreement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

     Each gateway fund has a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

     The Sub-Advisers
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Equity Index, Equity Value, Growth, International Equity, Mid Cap Growth, SIFE Specialized Financial Services, and Small Cap Growth Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment

98   Stock Funds Prospectus

--------------------------------------------------------------------------------

     advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2002,Wells Capital Management managed assets aggregating in excess of $106 billion.

     Dresdner RCM Global Investors LLC ("Dresdner"), wholly owned by Dresdner RCM Global Investors US Holdings LLC ("US Holdings"), is located at 4 Embarcadero Center, San Francisco, CA 94111. US Holdings is a registered investment adviser and is wholly owned by Dresdner Bank AG, a subsidiary of Allianz AG. Dresdner is the sub-adviser for the Specialized Health Sciences and Specialized Technology Funds, and is responsible for the day-to-day investment management activities of the Funds. As of September 30, 2002, Dresdner and its affiliates managed over $42.6 billion in assets.

     Cadence Capital Management ("Cadence"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group, L.P. ("Smith Group"), and Wells Capital Management are investment sub-advisers to the master portfolios in which the gateway funds invest. In this capacity, the subadvisers are responsible for the day-to-day investment management activities of the master portfolios.

     Cadence, a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2002, Cadence managed approximately $4.1 billion in assets.

     Peregrine, a wholly owned subsidiary of Wells Fargo Bank Minnesota, N.A. located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850,Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2002, Peregrine managed approximately $8.6 billion in assets.

     Smith Group, located at 200 Crescent Court, Suite 850, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2002, the Smith Group managed over $600 million in assets.

     Wells Capital Management is the sub-adviser for the Equity Income, Index, International Equity, Small Cap Basic Value and Small Cap Index Portfolios.

     The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator
     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of each Fund.

                                                     Stock Funds Prospectus   99

Organization and Management of the Funds
--------------------------------------------------------------------------------

     Shareholder Servicing Plan
     We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

100  Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

A Choice of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

     . Class C Shares--with a front-end sales charge and a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

     The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer instead to see "every dollar working" from the moment you invest. If so, then consider Class B shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares.

     Class B shares are available for all the Funds in this Prospectus. Class C shares are available for the Diversified Equity, Equity Income, Equity Value, Growth Equity, International Equity, Large Cap Appreciation, Large Company Growth, Mid Cap Growth, SIFE Specialized Financial Services, Small Cap Growth, Small Company Value, Specialized Health Sciences and Specialized Technology Funds. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike
     Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

     Orders for Class B shares of $250,000 or more either will be treated as orders for Class A shares or will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also either will be treated as orders for Class A shares or will be refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reductions and Waivers of Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

     Class A Share Sales Charge Schedule
     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

102  Stock Funds Prospectus

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
     ---------------------------------------------------------------------------
                                   FRONT-END SALES         FRONT-END SALES
                                     CHARGE AS %             CHARGE AS %
         AMOUNT                      OF PUBLIC              OF NET AMOUNT
       OF PURCHASE                 OFFERING PRICE              INVESTED

     Less than $50,000                 5.75%                    6.10%
     $50,000 to $99,999                4.75%                    4.99%
     $100,000 to $249,999              3.75%                    3.90%
     $250,000 to $499,999              2.75%                    2.83%
     $500,000 to $999,999              2.00%                    2.04%
     $1,000,000 and over/1/            0.00%                    0.00%

     /1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

     Class B Share CDSC Schedule
     If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Waivers" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

     ---------------------------------------------------------------------------
     CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN       1 YEAR      2 YEARS   3 YEARS   4 YEARS    5 YEARS   6 YEARS    7 YEARS    8 YEARS
     CDSC                     5.00%       4.00%     3.00%     3.00%      2.00%     1.00%      0.00%     A shares

     The CDSC percentage you pay is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

     To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gains, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

     Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

                                                     Stock Funds Prospectus  103

A Choice of Share Classes
--------------------------------------------------------------------------------

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

     ---------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC
     SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS   7 YEARS
     CDSC                 5.00%   4.00%    3.00%     3.00%   2.00%    1.00%    A shares

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

     ---------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES
     PURCHASED PRIOR TO MARCH 3, 1997 HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS   7 YEARS
     CDSC                 3.00%   2.00%    1.00%     1.00%   0.00%    0.00%    A shares

     Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

     ---------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS    8 YEARS
     CDSC                 4.00%   3.00%    3.00%    2.00%    2.00%    1.00%    0.00%     A shares

     If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

     Class C Share Sales Charges
     If you choose Class C shares, you will pay the POP (NAV plus the 1.00% sales charge) and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. The CDSC percentage you pay is applied to the lower of the NAV on the date of original purchase or the NAV on the date of redemption. As a percentage of the net amount invested, the front-end sales charge effectively is 1.01%. Class C shares may be purchased without a front-end sales charge when purchased through a broker-dealer that has entered into an agreement with the Funds' distributor to waive this charge. The distributor pays sales commissions of up to 1.00% to such broker-dealers and up to 2.00% to other selling agents at the time of sale, and up to 1.00% annually to all selling agents thereafter.

104  Stock Funds Prospectus

--------------------------------------------------------------------------------

     To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gains, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

                                                     Stock Funds Prospectus  105

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

     Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

     Class A Share Reductions
     If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

     . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you are investing and the total value of Class A, Class B and Class C shares of any Wells Fargo Fund already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

     . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

     . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

     You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit, including children under the age of twenty-one or single trust estate;

     .    a trustee or fiduciary purchasing for a single fiduciary relationship;
          or

     . the members of a "qualified group" which consists of a "company" (as defined under the 1940 Act, as amended), and related parties of such a "company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                   How a Letter of Intent Can Save You Money!

     If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

     Class C Share Reductions
     You pay no sales charge on Class C shares you purchase with the proceeds of a redemption of Class C shares within 120 days of the redemption date.

106  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Class B and Class C Share CDSC Waivers
     . You pay no CDSC on Fund shares you purchase with reinvested distributions.

     . We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions from traditional Individual Retirement Accounts (IRAs) and certain retirement plans. (See your retirement plan information for details.)

     . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7).)

     . We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

     . We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

     .    We waive the Class C share CDSC for certain types of accounts.

     For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, and for all Class C shares within the first year of purchase, no CDSC is imposed on withdrawals that meet all of the following circumstances:

     . withdrawals are made by participating in the Systematic Withdrawal Program; and

     . withdrawals may not exceed 10% of your Fund assets (including "free shares") (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Program).

     Waivers for Certain Parties
     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

     .    Current and retired employees, directors/trustees and officers of:

          .    Wells Fargo Funds (including any predecessor funds);

          .    Wells Fargo & Company and its affiliates; and

          .    family members of any of the above.

     .    Current employees of:

          .    Stephens Inc. and its affiliates;

          .    broker-dealers who act as selling agents; and

          . immediate family members (spouse, sibling, parent or child) of any of the above.

     Contact your selling agent for further information.

     You also may buy Class A and Class C shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

     We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

                                                     Stock Funds Prospectus  107

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

     Distribution Plan
     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

      FUND                                              CLASS B         CLASS C

      Diversified Equity                                 0.75%           0.75%

      Equity Income                                      0.75%           0.75%

      Equity Index                                       0.75%            N/A

      Equity Value                                       0.75%           0.75%

      Growth Fund                                        0.75%            N/A

      Growth Equity                                      0.75%           0.75%

      International Equity                               0.75%           0.75%

      Large Cap Appreciation                             0.75%           0.75%

      Large Company Growth                               0.75%           0.75%

      Mid Cap Growth                                     0.75%           0.75%

      SIFE Specialized Financial Services                0.75%           0.75%

      Small Cap Growth                                   0.75%           0.75%

      Small Company Value                                0.75%           0.75%

      Specialized Health Sciences                        0.75%           0.75%

      Specialized Technology                             0.75%           0.75%

     These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

108  Stock Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares that may produce a capital gain or loss for tax purposes.

     . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . You may exchange Class B shares of any Fund for Money Market Fund Class B shares. Class B share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

     . Exchanges may be made between like share classes. Class C shares may be exchanged for Class C shares of other non-money market Funds or for Class A shares of money market Funds. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market Funds. Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

     . In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Funds, the Funds may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3-month period, or seem to be following a timing pattern.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

     Contact your account representative for further details.

                                                     Stock Funds Prospectus  109

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     You Can Buy Fund Shares
     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .    Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

     In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

110  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Minimum Investments
     .    $1,000 per Fund minimum initial investment; or

     .    $100 per Fund if you use the Systematic Purchase Program; and

     .    $100 per Fund for all investments after your initial investment.

     We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

     Small Account Redemptions
     We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please contact your selling agent for further details.

                                                     Stock Funds Prospectus  111

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

     ---------------------------------------------------------------------------
     BY MAIL
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------
     . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (if no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

     . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Wells Fargo Growth Equity Fund, Class B." Please note that checks made payable to any entity other than the full Fund name or "Wells Fargo Funds" will be returned to you.

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

     . You may start your account with $100 if you elect the Systematic Purchase Program option on the Application.

     .    Mail to: Wells Fargo Funds             Overnight Mail Only: Wells Fargo Funds
                   P.O. Box 8266                                      ATTN: CCSU-Boston Financial
                   Boston, MA 02266-8266                              66 Brooks Drive
                                                                      Braintree, MA 02184

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------
     . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

     .    Enclose the payment stub/card from your statement if available.

     .    Mail to: Wells Fargo Funds
                   P.O. Box 8266
                   Boston, MA 02266-8266

112  Stock Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     BY WIRE
--------------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------

     . You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     .    All purchases must be made with U.S. dollars.

     . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order.

     .    Overnight Application to: Wells Fargo Funds
                                    ATTN: CCSU-Boston Financial
                                    66 Brooks Drive
                                    Braintree, MA 02184

     .    Wire money to:            State Street Bank & Trust     Attention:
                                    Boston, MA                    Wells Fargo Funds (Name
                                                                  of Fund, Account Number,
                                    Bank Routing Number:          and Share Class)
                                    ABA 011000028

                                                                  Account Name:
                                    Wire Purchase Account Number: (Registration Name
                                    9905-437-1                    Indicated on Application)

--------------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .    Wire money to:            State Street Bank & Trust     Attention:
                                    Boston, MA                    Wells Fargo Funds (Name
                                                                  of Fund, Account Number,
                                    Bank Routing Number:          and Share Class)
                                    ABA 011000028

                                                                  Account Name:
                                    Wire Purchase Account Number: (Registration Name
                                    9905-437-1                    Indicated on Account)

                                                     Stock Funds Prospectus  113

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     BY PHONE
--------------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
     You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account. Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 2 to use our Automated Voice Response service to either:

          .    transfer at least $1,000 from a linked settlement account, or

          . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

--------------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
     . Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 2 to use our Automated Voice Response service to either:

          .    transfer at least $100 from a linked settlement account, or

          . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

--------------------------------------------------------------------------------
     BY INTERNET ACCESS
--------------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------

     You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Funds Account. Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 2 to use our Automated Voice Response service to either:

          .    transfer at least $1,000 from a linked settlement account, or

          . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

--------------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

          . Shareholders with an existing Wells Fargo Funds Account may purchase additional shares of a Fund that they already own via the Internet.

     Visit our website at www.wellsfargofunds.com to either:

          .    transfer at least $100 from a linked settlement account, or

          . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

     Further information is available by calling Investor Services at 1-800-222-8222.

114  Stock Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

--------------------------------------------------------------------------------
     BY MAIL
--------------------------------------------------------------------------------
     . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

     . Make sure all the account owners sign the request exactly as their names appear on the account application.

     . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

     . Signature guarantees are required for mailed redemption requests if a request is for over $50,000, if the address on your account was changed within the last 30 days, or if a redemption is made payable to a third party. You can get a signature guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

     .    Mail to: Wells Fargo Funds
                   P.O. Box 8266
                   Boston, MA 02266-8266

--------------------------------------------------------------------------------
     BY PHONE
--------------------------------------------------------------------------------
     . Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 2 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

     . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

     . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

     . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

     . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

     . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

                                                     Stock Funds Prospectus  115

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     BY INTERNET ACCESS
--------------------------------------------------------------------------------
     . Shareholders with an existing Wells Fargo Funds Account may use the Internet to redeem shares of a Fund via the Internet.

     . Visit our website at www.wellsfargofunds.com to process your redemption request. You may request that redemption proceeds (minimum of $100 to a maximum of $50,000) be sent to you by check to your address of record, by ACH transfer into a linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or wiring funds. We reserve the right to charge a fee for wiring funds although it is not our current practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

     Further information is available by calling Investor Services at 1-800-222-8222.

--------------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
--------------------------------------------------------------------------------
     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     .    Your redemptions are net of any applicable CDSC.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Systematic Purchase Program have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

116  Stock Funds Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------
     Automatic Programs
     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0 for more information.

     . Systematic Purchase Program--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase and specify an amount of at least $100.

     . Systematic Exchange Program--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Program--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

          .    must have a Fund account valued at $10,000 or more; and

          .    must have your distributions reinvested.

     It can take up to ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

     Income and Gain Distributions
     The Equity Income and Equity Value Funds make distributions of any net investment income at least quarterly and realized capital gains at least annually. All other Funds in this Prospectus make such distributions at least annually.

     We offer the following distribution options:

     . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

     . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

     . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being

                                                     Stock Funds Prospectus  117

Additional Services and Other Information
--------------------------------------------------------------------------------

          directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

     Taxes
     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized capital gains. Distributions from a Fund's ordinary income and net short-term capital gain, if any, will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion amount of the Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the International Equity Fund to be eligible for this election. It is not expected that any other Funds in this Prospectus will be eligible for this election.

     If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

     Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to back-up withholding taxes.

     Request for Multiple Copies of Shareholder Documents
     To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your selling agent.

118  Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Description of Master Portfolios
--------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------
     PORTFOLIO                        OBJECTIVE
     --------------------------------------------------------------------------------------
     Disciplined Growth Portfolio     The Portfolio seeks capital appreciation by
                                      investing primarily in common stocks of
                                      larger companies.

     Equity Income Portfolio          The Portfolio seeks long-term capital
                                      appreciation and above-average dividend income.

     Index Portfolio                  The Portfolio seeks to replicate the return of
                                      the S&P 500 Index.

     International Equity Portfolio   The Portfolio seeks total return, with an
                                      emphasis on capital appreciation over the long
                                      term by investing in equity securities of
                                      non-U.S. companies.

     Large Cap Appreciation           The Portfolio seeks long-term capital
     Portfolio                        appreciation.

     Large Company Growth Portfolio   The Portfolio seeks long-term capital
                                      appreciation by investing primarily in large,
                                      high-quality domestic companies that the
                                      adviser believes have superior growth
                                      potential.

     Small Cap Basic Value Portfolio  The Portfolio seeks long-term capital appreciation by investing principally in common
                                      stocks of smaller companies.

     Small Cap Index Portfolio        The Portfolio seeks to replicate the total
                                      return of the S&P Small Cap 600 Index with
                                      minimum tracking error and to minimize
                                      transaction costs.

     Small Company Growth Portfolio   The Portfolio seeks long-term capital
                                      appreciation by investing in smaller domestic
                                      companies.

     Small Company Value Portfolio    The Portfolio seeks long-term capital
                                      appreciation.

120  Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

     The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

     The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

     In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     In making investment decisions for the Portfolio, we apply a fundamentals-driven, value-oriented analysis that evaluates quantitative criteria such as operating profit levels, valuation and return on capital. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

     Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

     The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

     In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

                                                     Stock Funds Prospectus  121

Portfolio Managers
--------------------------------------------------------------------------------

     Allen J. Ayvazian
     Small Cap Growth Fund since 2003
     Mr. Ayvazian joined Wells Fargo in 1989 as a Senior Portfolio Manager for Separate Accounts and is now a co-manager of the Small Cap Growth Fund. Prior to joining Wells Fargo, he was the managing director for SAS Advisors from 1987 to 1989. He also served as a manager for institutional portfolios in previous positions with Citicorp and Bank of America. Mr. Ayvazian earned his BA in History from the University of California, Los Angeles.

     William B. Bannick, CFA
     Diversified Equity Fund since 2003
     Large Cap Appreciation Fund since 2003
     Mr. Bannick joined Cadence Capital Management in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Fund. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

     David B. Breed, CFA
     Diversified Equity Fund since 2001
     Large Cap Appreciation Fund since 2001
     Managing Director, Chief Executive Officer, Chief Investment Officer and founding partner of Cadence. He has managed separate equity accounts and has led the team of portfolio managers and analysts there since 1988. He earned his BA in Finance from the University of Massachusetts, and his MBA in Finance from the Wharton School of Business.

     Katherine A. Burdon, CFA
     Diversified Equity Fund since 2003
     Large Cap Appreciation Fund since 2003
     Ms. Burdon joined Cadence Capital Management in 1993 where she is a Managing Director and Senior Portfolio Manager. Ms. Burdon has 19 years of investment experience and is a co-manager of the Large Cap Appreciation Fund. She earned her BS in Biology at Stanford University and an MS in Accounting at Northeastern University. Ms. Burdon is also a Certified Public Accountant.

     Huachen Chen, CFA
     Specialized Technology Fund since 2000
     Mr. Chen joined Dresdner RCM Global Investors as a securities analyst in 1985 and became a principal with the firm in 1994. He is co-manager for the day-to-day management of the Specialized Technology Fund and is responsible for fundamental security analysis for the wireless, hardware and international technology areas. He earned his BS from Cornell University in Electrical Engineering and his MS in Materials Science and Engineering from Northwestern University.

     Tasso H. Coin, Jr., CFA
     Diversified Equity Fund and its predecessor since 1995
     Growth Equity Fund and its predecessor since 1995
     Small Company Value Fund since 2002
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Diversified Equity Fund and its predecessor since 1988
     Growth Equity Fund and its predecessor since 1989
     Large Company Growth Fund and its predecessor since 1983
     Mr.Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr.Dale earned his BA in Marketing from the University of Minnesota.

122  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Michael Dauchot, M.D.
     Specialized Health Sciences Fund since 2001
     Dr. Dauchot is a Director of Dresdner RCM Global Investors, with which he has been associated since 1999. From 1996-1999, he served as an equity junior analyst in the field of medical technology for Robertson Stephens & Co. From 1991-1995 he served as a physician in the Immediate Care Facility at Hammond Clinic in Munster, Indiana. He earned his BA in Chemistry from Case Western Reserve University, Phi Beta Kappa and Magna Cum Laude, his M.D. from the University of Cincinnati College of Medicine, and his MBA from the J.L. Kellogg School of Management at Northwestern University.

     Gary J. Dunn, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Equity Value Fund since 2002
     Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He had been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

     Gregory T. Genung, CFA
     Diversified Equity Fund since 2002
     Equity Index Fund since 2002
     Growth Equity Fund since 2002
     Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned bachelor's degrees in finance and economics from the University of Minnesota, Duluth.

     Daniel J. Hagen
     Diversified Equity Fund since 2003
     Growth Equity Fund since 2003
     Small Company Growth Fund since 2003
     Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffrey, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.

     Kirk Hartman
     SIFE Specialized Financial Services Fund since 2003
     Mr. Hartman joined Wells Capital Management in 2002 as the Director of Portfolio Management. Prior to joining Wells Capital Management,
     Mr. Hartman was the Managing Director of Fixed Income at Banc of America Capital Management since 1995. Mr. Hartman earned his BA from Amherst College, his MA from the University of Chicago and his MBA from Northwestern University.

                                                     Stock Funds Prospectus  123

Portfolio Managers
--------------------------------------------------------------------------------

     Stephen M. Kensinger, CFA
     Growth Fund since 2003
     Mr. Kensinger joined Wells Capital Management in 1999. He serves as a Managing Director of Wells Capital Management and as a co-manager of the Growth Fund. He has over ten years of accumulated experience with the firm including service from the mid 1980's though 1994 with Norwest Investment Management. Prior to rejoining the firm, he was principal and senior portfolio manager at Wilke/Thompson Capital Management. Mr. Kensinger earned his BS in Accounting and his MS in Finance from the University of Iowa. He is also a Certified Public Accountant.

     Deborah J. Meacock, CFA
     Growth Fund since 2001
     Ms. Meacock has been a portfolio manager with Wells Capital Management and Norwest Investment Management, Inc. since 1993. She is the Managing Director of the Large Cap Growth team. As strategy leader, she oversees the fundamental analysis and portfolio construction of the Growth Fund as well as the Premier Growth style implemented in separately managed institutional accounts. Ms. Meacock earned her undergraduate degree in Education/French from Oxford University in England.

     Robert B. Mersky, CFA
     Diversified Equity Fund and its predecessor since 1988
     Growth Equity Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

     Gary E. Nussbaum, CFA
     Diversified Equity Fund and its predecessor since 1990
     Growth Equity Fund and its predecessor since 1990
     Large Company Growth Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

     Jerome "Cam" Philpott, CFA
     Mid Cap Growth Fund since 2003
     Small Cap Growth Fund since 2003
     Mr. Philpott joined Wells Capital Management in 2002 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Mid Cap Fund since 2001. Prior to joining Montgomery,
     Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his MBA from the Darden School at the University of Virginia and his BA in Economics from Washington and Lee University.

124  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Douglas N. Pratt, CFA
     Growth Equity Fund since 2002
     Mr. Pratt joined Wells Capital Management in 2002 as the manager of the Small Cap Basic Value Portfolio and has managed equity portfolios since 1992. Prior to joining Wells Capital Management, Mr. Pratt was a portfolio manager at Willow Capital, LLC since 1996, where he founded and managed a long/short equity hedge fund. Mr. Pratt earned his AB in English Literature at Brown University and a double MBA in finance and accounting from Columbia University.

     Walter C. Price, Jr., CFA
     Specialized Technology Fund since 2000
     Mr. Price joined Dresdner RCM Global Investors in 1974 as a senior securities analyst and became a principal with the firm in 1978. He is co-manager for the day-to-day management of the Specialized Technology Fund and is responsible for fundamental security analysis in the software/services and internet areas. Mr. Price earned his BS with Honors in Electrical Engineering from M.I.T. and his BS and MS in management from the Sloan School at M.I.T. He is a past president of the M.I.T. Club of Northern California and is currently a Director. He also heads the Educational Council for M.I.T. in the Bay Area. Mr. Price is a past Chairman of the AIMR Committee on Corporate Reporting for the computer and electronics industries.

     Douglas G. Pugh, CFA
     Diversified Equity Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     Small Company Value Fund since 2001
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

     David L. Roberts, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Equity Value Fund since 2002
     Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

     Stuart Roberts
     Mid Cap Growth Fund since 2003
     Mr. Roberts joined Wells Capital Management in 2002 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management for the Small Cap Growth Fund since its inception in 1990. In 2001, he became a portfolio manager of the Montgomery Mid Cap Fund. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his MBA from the University of Colorado and a BA in Economics from Bowdoin College.

                                                     Stock Funds Prospectus  125

Portfolio Managers
--------------------------------------------------------------------------------

     Stephen S. Smith, CFA
     Diversified Equity Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with Nations Bank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

     Michael J. Stead
     SIFE Specialized Financial Services Fund and its predecessor since 1995
     Mr. Stead joined Wells Capital Management in February 2002, and previously had been a portfolio manager for SIFE Trust Fund, where he managed the predecessor portfolio to the Fund since May 1995. Prior to joining SIFE, Mr. Stead was employed by Bank of America, as the Senior Credit Officer for the Global Markets Division. Mr. Stead received his undergraduate degree in Economics in 1977, and his MBA in 1982, both from German University Fachhochschule Aachen.

     Paul E. von Kuster, CFA
     Diversified Equity Fund and its predecessor since 1988
     Growth Equity Fund and its predecessor since 1989
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

     Laurie R. White
     Diversified Equity Fund and its predecessor since 1996
     Equity Index Fund and its predecessor since 1999
     Growth Equity Fund and its predecessor since 1998
     Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserve Asset Management at Norwest Investment Management (since 1997) until Wells Capital Management and Norwest Investment Management combined investment management services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Ms. White earned her BA in Political Science from Carleton College and her MBA from the University of Minnesota.

     Sabrina Yih, CFA
     Diversified Equity Fund since 2001
     Growth Equity Fund since 2001
     International Equity Fund since 2001
     Ms. Yih joined Wells Capital Management from the Columbia Management Company, where she was a portfolio manager since December 1997. Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of the Columbia International Stock Fund's largest regions. For eight years prior to that time, she was a portfolio manager for the International Fund for high net worth individuals at Delphi Asset Management. Ms. Yih earned her BA in Economics from Mount Holyoke College, magna cum laude, in 1982, and her MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a member of the Association of Investment Management and Research (AIMR).

126  Stock Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

     American Depository Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depository Receipts and Global Depository Receipts.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     An increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Convertible Debt Securities
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Diversified
     A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to comply with these investment policies.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

                                                     Stock Funds Prospectus  127

Glossary
--------------------------------------------------------------------------------

     Gateway Fund
     A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

     Hedge
     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     Illiquid Security
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     Initial Public Offering
     The first time a company's stock is offered for sale to the public.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Public Offering Price ("POP")
     The NAV with the sales load added.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 1000 Index
     An index comprised of 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid- to large-cap index.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

     Russell Midcap(R) Index
     An index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

128  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Signature Guarantee
     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     S&P, S&P 500 Index
     Standard & Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number
     Usually the social security number for an individual or the Employer Identification Number for a corporation.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Warrants
     The right to buy a stock at a set price for a set time.

                                                     Stock Funds Prospectus  129

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS
     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
     Call: 1-800-222-8222

     Write to:
     Wells Fargo Funds
     P.O. Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009; or
     by electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P003 (2/03)
ICA Reg. No.
811-09253
#525512

                                                                [LOGO]
                                                       Printed on Recycled Paper

              -----------------------------------------------------
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
              -----------------------------------------------------

                                                        [WELLS FARGO FUNDS LOGO]

WELLS FARGO STOCK FUNDS

                                                                  --------------
                                                                    PROSPECTUS
                                                                  --------------

                    Diversified Equity Fund

                    Diversified Small Cap Fund

                    Equity Income Fund

                    Equity Value Fund

                    Growth Fund

                    Growth Equity Fund

                    Index Fund

                    International Equity Fund

                    Large Cap Appreciation Fund

                    Large Company Growth Fund

                    Small Cap Growth Fund

                    Small Cap Opportunities Fund

                    Small Company Growth Fund

                    Small Company Value Fund

                                                                February 1, 2003

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Institutional

                      [This page intentionally left blank]

Table of Contents                                                          Stock Funds
--------------------------------------------------------------------------------------
Overview                         Objectives and Principal Strategies                 4

Important summary information    Summary of Important Risks                          8
about the Funds.
                                 Performance History                                12

                                 Summary of Expenses                                28

                                 Key Information                                    31
--------------------------------------------------------------------------------------
The Funds                        Diversified Equity Fund                            32

Important information about      Diversified Small Cap Fund                         36
the individual Funds.
                                 Equity Income Fund                                 40

                                 Equity Value Fund                                  44

                                 Growth Fund                                        48

                                 Growth Equity Fund                                 52

                                 Index Fund                                         56

                                 International Equity Fund                          60

                                 Large Cap Appreciation Fund                        64

                                 Large Company Growth Fund                          66

                                 Small Cap Growth Fund                              70

                                 Small Cap Opportunities Fund                       74

                                 Small Company Growth Fund                          78

                                 Small Company Value Fund                           82

                                 Additional Strategies and
                                  General Investment Risks                          84

                                 Organization and Management
                                  of the Funds                                      88
--------------------------------------------------------------------------------------
Your Investment                  Your Account                                       92

How to open an account and         How to Buy Shares                                93
how to buy, sell and exchange
Fund shares.                       How to Sell Shares                               94

                                 Exchanges                                          95
--------------------------------------------------------------------------------------
Reference                        Other Information                                  96

Additional information and       Description of Master Portfolios                   98
term definitions.
                                 Portfolio Managers                                100

                                 Glossary                                          105

Stock Funds Overview
--------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details. Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                             OBJECTIVE
--------------------------------------------------------------------------------
Diversified Equity Fund          Seeks long-term capital appreciation with
                                 moderate annual return volatility.

Diversified Small Cap Fund       Seeks long-term capital appreciation with
                                 moderate annual return volatility.

Equity Income Fund               Seeks long-term capital appreciation and
                                 above-average dividend income.

Equity Value Fund                Seeks long-term capital appreciation and
                                 above-average dividend income.

Growth Fund                      Seeks long-term capital appreciation.

Growth Equity Fund               Seeks long-term capital appreciation with
                                 moderate annual return volatility.

Index Fund                       Seeks to replicate the return of the S&P 500
                                 Index.

International Equity Fund        Seeks total return with an emphasis on
                                 long-term capital appreciation.

Large Cap Appreciation Fund      Seeks long-term capital appreciation.

4    Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Fund is a gateway fund that invests in five different equity investment styles--index, equity income, large company, small cap and international--to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 9 master portfolios.

The Fund is a gateway fund that invests in several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single equity investment style. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We currently invest in 3 master portfolios.

The Fund is a gateway fund that invests principally in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

We invest primarily in equity securities that we believe are undervalued in relation to various valuation measures, and that have strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

We emphasize investment in companies that have a strong earnings growth trend and above-average prospects for future growth. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in three different equity investment styles--large company, small cap, and international--to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 6 master portfolios.

The Fund is a gateway fund that invests in common stocks to replicate the total rate of return of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index"), before fees and expenses. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, we attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses.

We invest principally in equity securities of companies based in developed foreign countries and emerging markets. We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies with above-average potential for long-term growth and total return.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies selected based on a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

                                                     Stock Funds Prospectus    5

Stock Funds Overview
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                             OBJECTIVE
--------------------------------------------------------------------------------

Large Company Growth Fund        Seeks long-term capital appreciation.

Small Cap Growth Fund            Seeks long-term capital appreciation.

Small Cap Opportunities Fund     Seeks long-term capital appreciation.

Small Company Growth Fund        Seeks long-term capital appreciation.

Small Company Value Fund         Seeks long-term capital appreciation.

6    Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

We focus on companies that we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

We buy stocks of companies that we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. We invest principally in securities of companies with market capitalizations of $3 billion or less.

The Fund is a gateway fund that invests in the common stocks of small companies that are either growing rapidly or completing a period of dramatic change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

The Fund is a gateway fund that invests in small U.S. companies selected based on a value-oriented analysis. We use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on this criteria. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

                                                     Stock Funds Prospectus    7

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 32;

..    the "Additional Strategies and General Investment Risks" section beginning on page 84; and

..    the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
  COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

  Equity Securities
  The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

  Small Company Securities
  Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

  Foreign Investments
  Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

8    Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                          SPECIFIC RISKS
--------------------------------------------------------------------------------
Diversified Equity Fund       The Fund is primarily subject to the risks
                              described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

Diversified Small Cap Fund    The Fund is primarily subject to the "Equity
                              Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.

Equity Income Fund            The Fund is primarily subject to the "Equity
                              Securities" risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

Equity Value Fund             The Fund is primarily subject to the "Equity
                              Securities" risks described under "Common Risks
                              For the Funds" on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

Growth Fund                   The Fund is primarily subject to the "Equity
                              Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

Growth Equity Fund            The Fund is primarily subject to the risks
                              described under "Common Risks for the Funds" on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.
                              Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks.

Index Fund                    The Fund is primarily subject to the "Equity
                              Securities" risks described under "Common Risks for the Funds" on page 8. Funds that track the performance of an index do so whether the index rises or falls.

International Equity Fund     The Fund is primarily subject to the "Equity
                              Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

Large Cap Appreciation Fund   The Fund is primarily subject to the "Equity
                              Securities" risks described under "Common Risks for the Funds" on page 8.

Large Company Growth Fund     The Fund is primarily subject to the "Equity
                              Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

                                                     Stock Funds Prospectus    9

Summary of Important Risks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                          SPECIFIC RISKS
--------------------------------------------------------------------------------
Small Cap Growth Fund         The Fund is primarily subject to the risks
                              described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Opportunities Fund  The Fund is primarily subject to the "Equity
                              Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8.

Small Company Growth Fund     The Fund is primarily subject to the "Equity
                              Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Company Value Fund      The Fund is primarily subject to the "Equity
                              Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8.

10   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     The performance information shown for the Small Company Value Fund reflects the performance of the Small Company Value Master Portfolio in which the Fund invests.

     Diversified Equity Fund Institutional Class Calendar Year Returns/1/

     [Graphic]

     '93      12.14%
     '94       0.83%
     '95      30.94%
     '96      20.43%
     '97      25.72%
     '98      22.35%
     '99      20.45%
     '00      (1.91)%
     '01     (12.46)%
     '02     (21.96)%

     Best Qtr.: Q4 '98 - 19.88% Worst Qtr.: Q3 '02 - (19.36)%

12   Stock Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

     for the period ended 12/31/02             1 year      5 years      10 years

     Institutional Class Returns Before
      Taxes (Incept. 11/11/94)/1/             (21.96)%     (0.25)%        8.27%

     Institutional Class Returns After
      Taxes on Distributions                  (22.16)%     (1.24)%        7.33%

     Institutional Class Returns After
      Taxes on Distributions and
      Sale of Fund Shares                     (13.48)%     (0.18)%        6.86%

     S&P 500 Index (reflects no deduction
      for expenses or taxes)/2/               (22.09)%     (0.58)%        9.34%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

     /2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                     Stock Funds Prospectus   13

Performance History
--------------------------------------------------------------------------------

     Diversified Small Cap Fund Institutional Class Calendar Year Returns

     [GRAPHIC]

     '98      (8.60)%
     '99       9.85%
     '00      11.74%
     '01       2.08%
     '02     (14.55)%

     Best Qtr.: Q4 '01 - 17.09% Worst Qtr.: Q3 '98 - (23.73)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

     for the period ended 12/31/02                 1 year      5 years/1/

     Institutional Class Returns Before
      Taxes (Incept. 12/31/97)                     (14.55)%     (0.43)%

     Institutional Class Returns After
      Taxes on Distributions                       (14.71)%     (0.85)%

     Institutional Class Returns After Taxes
      on Distributions and Sale of Fund Shares      (8.79)%     (0.41)%

     Russell 2000 Index (reflects no deduction
      for expenses or taxes)                       (20.48)%     (1.36)%

     /1/ The returns for the life of the Fund are the same as the 5 year returns.

14   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Equity Income Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '93         7.63%
     '94         4.64%
     '95        38.43%
     '96        20.25%
     '97        28.04%
     '98        17.85%
     '99         8.28%
     '00         1.90%
     '01        (5.45)%
     '02       (19.68)%

     Best Qtr.: Q4 '98 - 15.68% Worst Qtr.: Q3 '02 - (20.82)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

     for the period ended 12/31/02            1 year      5 years      10 years

     Institutional Class Returns Before
      Taxes (Incept. 11/11/94)/1/            (19.68)%     (0.25)%        9.01%

     Institutional Class Returns After
      Taxes on Distributions                 (21.50)%     (1.50)%        8.03%

     Institutional Class Returns After
      Taxes on Distributions and
      Sale of Fund Shares                    (10.88)%     (0.35)%        7.41%

     S&P 500 Index (reflects no
      deduction for expenses or taxes)/2/    (22.09)%     (0.58)%        9.34%

     Russell 1000 Value Index (reflects no
      deduction for expenses or taxes)       (15.52)%      1.16%        10.80%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

     /2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                     Stock Funds Prospectus   15

Performance History
--------------------------------------------------------------------------------

     Equity Value Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '93         25.82%
     '94         (1.71)%
     '95         24.37%
     '96         26.69%
     '97         27.46%
     '98          6.84%
     '99         (2.04)%
     '00          3.39%
     '01         (3.57)%
     '02        (25.81)%

     Best Qtr.: Q2 '97 - 15.24% Worst Qtr.: Q3 '02 - (20.82)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     for the period ended 12/31/02            1 year      5 years      10 years

     Institutional Class Returns Before
      Taxes (Incept. 10/1/95)/1/             (25.81)%     (4.98)%        6.77%

     Institutional Class Returns After
      Taxes on Distributions                 (26.29)%     (7.05)%        3.84%

     Institutional Class Returns After
      Taxes on Distributions and
      Sale of Fund Shares                    (15.84)%     (3.56)%        5.09%

     S&P 500 Index (reflects no
      deduction for expenses or taxes)/2/    (22.09)%     (0.58)%        9.34%

     Russell 1000 Value Index (reflects no
      deduction for expenses or taxes)       (15.52)%      1.16%        10.80%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted on July 2, 1990. Performance shown for periods prior to September 6, 1996, reflects the performance of the Investor Shares of the Pacifica Equity Value Fund, a predecessor portfolio with the same investment objective and policies.

     /2/  S&P 500 is a registered trademark of Standard & Poor's.

16   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Growth Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '93         8.44%
     '94        (0.29)%
     '95        28.90%
     '96        21.48%
     '97        19.31%
     '98        29.24%
     '99        21.27%
     '00       (13.75)%
     '01       (18.80)%
     '02       (26.19)%

     Best Qtr.: Q4 `98 - 23.42% Worst Qtr.: Q3 `01 - (17.26)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

     for the period ended 12/31/02            1 year      5 years      10 years

     Institutional Class Returns Before
      Taxes (9/6/96)/1/                      (26.19)%     (4.12)%        5.05%

     Institutional Class Returns After
      Taxes on Distributions                 (26.19)%     (6.03)%        2.87%

     Institutional Class Returns After
      Taxes on Distributions and
      Sale of Fund Shares                    (16.08)%     (2.45)%        4.22%

     S&P 500 Index (reflects no deduction
      for expenses or taxes)/2/              (22.09)%     (0.58)%        9.34%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted on August 2, 1990.

     /2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                     Stock Funds Prospectus   17

Performance History
--------------------------------------------------------------------------------

     Growth Equity Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '93        19.75%
     '94        (1.38)%
     '95        24.87%
     '96        18.78%
     '97        20.09%
     '98        16.50%
     '99        25.72%
     '00        (0.07)%
     '01       (14.19)%
     '02       (21.56)%

     Best Qtr.: Q4 '99 - 20.08% Worst Qtr.: Q3 '02 - (20.19)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do no reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

     for the period ended 12/31/02            1 year      5 years      10 years

     Institutional Class Returns Before
      Taxes (Incept. 11/11/94)/1/            (21.56)%     (0.30)%        7.56%

     Institutional Class Returns After
      Taxes on Distributions                 (21.57)%     (2.21)%        5.87%

     Institutional Class Returns After
      Taxes on Distributions and
      Sale of Fund Shares                    (13.24)%     (0.15)%        6.15%

     S&P 500 Index (reflects no deduction
      for expenses or taxes)/2/              (22.09)%     (0.58)%        9.34%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

     /2/  S&P 500 is a registered trademark of Standard & Poor's.

18   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Index Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '93        8.95%
     '94        1.11%
     '95       36.00%
     '96       22.26%
     '97       33.18%
     '98       28.33%
     '99       20.59%
     '00       (9.20)%
     '01      (11.93)%
     '02      (22.03)%

     Best Qtr.: Q4 '98 - 21.32% Worst Qtr.: Q3 '02 - (17.20)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

     for the period ended 12/31/02            1 year      5 years      10 years

     Institutional Class Returns Before
      Taxes (Incept. 11/11/94)/1/            (22.03)%     (0.71)%        8.94%

     Institutional Class Returns After
      Taxes on Distributions                 (22.49)%     (1.41)%        8.09%

     Institutional Class Returns After
      Taxes on Distributions and
      Sale of Fund Shares                    (13.52)%     (0.68)%        7.38%

     S&P 500 Index (reflects no deduction
      for expenses or taxes)/2/              (22.09)%     (0.58)%        9.34%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

     /2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                     Stock Funds Prospectus   19

Performance History
--------------------------------------------------------------------------------

     International Equity Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '98        16.03%
     '99        51.50%
     '00       (12.99)%
     '01       (18.16)%
     '02       (23.13)%

     Best Qtr.: Q4 '99 - 33.85% Worst Qtr.: Q3 '02 - (21.81)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average Annual Total Returns

                                                                       Life of
     for the period ended 12/31/02            1 year      5 years       Fund

     Institutional Class Returns Before
      Taxes (Incept. 11/8/99)/1/             (23.13)%     (0.77)%      (1.36)%

     Institutional Class Returns After
      Taxes on Distributions                 (23.17)%     (0.95)%      (1.53)%

     Institutional Class Returns After
      Taxes on Distributions and
      Sale of Fund Shares                    (14.20)%     (0.58)%      (1.05)%

     MSCI/EAFE Index (reflects no deduction
      for expenses or taxes)/2/              (15.94)%     (2.89)%      (4.25)%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted on September 24, 1997, adjusted to reflect the expenses of the Institutional Class shares.

     /2/ Morgan Stanley Capital International/Europe, Australasia, and Far East Index.

20   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Large Cap Appreciation Fund Institutional Class Calendar Year Returns

     [GRAPHIC]

     '02      (23.69)%

     Best Qtr.: Q4 '02 - 1.99% Worst Qtr.: Q3 '02 - (15.92)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average Annual Total Returns

                                                                 Life of
     for the period ended 12/31/02                  1 year         Fund

     Institutional Class Returns Before
      Taxes (Incept. 08/31/01)                      (23.69)%     (17.79)%

     Institutional Class Returns After
      Taxes on Distributions                        (23.69)%     (17.79)%

     Institutional Class Returns After Taxes on
      Distributions and Sale of Fund Shares         (14.54)%     (14.14)%

     S&P 500 Index (reflects no deduction
      for expenses or taxes)/1/                     (22.09)%     (15.99)%

     /1/  S&P 500 is a registered trademark of Standard & Poor's.

                                                     Stock Funds Prospectus   21

Performance History
--------------------------------------------------------------------------------

     Large Company Growth Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '93       (0.36)%
     '94       (1.07)%
     '95       29.24%
     '96       25.11%
     '97       33.35%
     '98       48.01%
     '99       33.21%
     '00       (3.62)%
     '01      (21.58)%
     '02      (28.11)%

     Best Qtr.: Q4 '98 - 31.64% Worst Qtr.: Q1 '01 - (22.83)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

     for the period ended 12/31/02            1 year      5 years      10 years

     Institutional Class Returns Before
      Taxes (Incept. 11/11/94)/1/            (28.11)%       1.39%        8.58%

     Institutional Class Returns After
      Taxes on Distributions                 (28.11)%       1.15%        8.22%

     Institutional Class Returns After
      Taxes on Distributions and
      Sale of Fund Shares                    (17.26)%       1.23%        7.31%

     S&P 500 Index (reflects no deduction
      for expenses or taxes)/2/              (22.09)%      (0.58)%       9.34%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

     /2/  S&P 500 is a registered trademark of Standard & Poor's.

22   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Small Cap Growth Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '95         69.60%
     '96         23.45%
     '97         11.57%
     '98         (5.39)%
     '99        120.19%
     '00        (23.32)%
     '01        (24.56)%
     '02        (38.93)%

     Best Qtr.: Q4 '99 - 63.61% Worst Qtr.: Q1 '01 - (31.52)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average Annual Total Returns

                                                                        Life of
     for the period ended 12/31/02            1 year      5 years        Fund

     Institutional Class Returns Before
      Taxes (Incept. 9/16/96)/1/             (38.93)%     (5.95)%        7.58%

     Institutional Class Returns After
      Taxes on Distributions                 (38.93)%     (8.90)%        5.08%

     Institutional Class Returns After
      Taxes on Distributions and
      Sale of Fund Shares                    (23.90)%     (5.02)%        5.87%

     Russell 2000 Index (reflects no
      deduction for expenses or taxes)       (20.48)%     (1.36)%        3.58%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans, a predecessor collective investment fund which incepted on November 1, 1994, with the same investment objective and policies as the Stagecoach Small Cap Fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

                                                     Stock Funds Prospectus   23

Performance History
--------------------------------------------------------------------------------

     Small Cap Opportunities Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '94          4.45%
     '95         49.08%
     '96         22.63%
     '97         27.42
     '98         (9.36)%
     '99         13.82%
     '00         30.91%
     '01         12.94%
     '02        (18.94)%

     Best Qtr.: Q2 '97 - 18.65% Worst Qtr.: Q3 '98 - (23.27)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

                                                                        Life of
     for the period ended 12/31/02            1 year      5 years        Fund

     Institutional Class Returns Before
      Taxes (Incept. 8/15/96)/1/             (18.94)%       4.34%       13.77%

     Institutional Class Returns After
      Taxes on Distributions                 (19.82)%       3.26%       12.33%

     Institutional Class Returns After
      Taxes on Distributions and
      Sale of Fund Shares                    (10.79)%       3.29%       11.23%

     Russell 2000 Index (reflects no
      deduction for expenses or taxes)       (20.48)%      (1.36)%       4.44%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of a predecessor class of shares that was substantially similar to this Class of shares and has been adjusted to reflect the expenses of this Class. The predecessor class of shares incepted on August 1, 1993.

24   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Small Company Growth Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '93        22.14%
     '94        (3.44)%
     '95        39.48%
     '96        19.28%
     '97        22.16%
     '98        (9.11)%
     '99        19.11%
     '00         2.34%
     '01         0.62%
     '02       (29.60)%

     Best Qtr.: Q2 '99 - 18.81% Worst Qtr.: Q3 '98 - (24.63)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

     for the period ended 12/31/02            1 year      5 years      10 years

     Institutional Class Returns Before
      Taxes (Incept. 11/11/94)/1/            (29.60)%     (4.73)%        6.57%

     Institutional Class Returns After
      Taxes on Distributions                 (29.60)%     (6.52)%        4.47%

     Institutional Class Returns After
      Taxes on Distributions and
      Sale of Fund Shares                    (18.17)%     (4.02)%        4.91%

     Russell 2000 Index (reflects no
      deduction for expenses or taxes)       (20.48)%     (1.36)%        7.15%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

                                                     Stock Funds Prospectus   25

Performance History
--------------------------------------------------------------------------------

     Small Company Value Fund Class I Calendar Year Returns/1/

     '98 (9.25)%
     '99  0.60%
     '00 26.71%
     '01 13.09%
     '02 (6.34)%

     Best Qtr.: Q2 '99 - 17.13% Worst Qtr.: Q3 '02 - (24.84)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

                                                                       Life of
     for the period ended 12/31/02            1 year      5 years        Fund

     Institutional Class Returns Before
      Before Taxes (Incept. 1/31/02)/1/       (6.34)%       4.13%        7.94%

     Institutional Class Returns After
      Taxes on Distributions                  (6.36)%       4.13%        7.93%

     Institutional Class Returns After
      Taxes on Distributions and
      Sale of Fund Shares                     (3.89)%       3.35%        6.55%

     Russell 2000 Index (reflects no
      deduction for expenses or taxes)       (20.48)%      (1.36)%     (19.65)%

     /1/ Performance shown for periods prior to inception of the Institutional Class shares reflects performance of the Small Company Value Master Portfolio, a master portfolio in which the Fund invests adjusted to reflect the fees and expenses of this Class. The Small Company Value Master Portfolio, which incepted on June 1, 1997, has a substantially identical investment objective and investment strategy as the Fund.

26   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Stock Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

-----------------------------------------------------------------------------------
  SHAREHOLDER FEES
-----------------------------------------------------------------------------------
                                                                         All Funds
-----------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases (as a percentage
  of offering price)                                                        None

  Maximum deferred sales charge (load) (as a percentage of the lower of
  the Net Asset Value ("NAV") at purchase or the NAV at redemption)         None
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/
-----------------------------------------------------------------------------------
                                              Diversified          Diversified
                                              Equity Fund         Small Cap Fund
-----------------------------------------------------------------------------------
  Management Fees                                0.88%                 0.99%
  Distribution (12b-1) Fees                      0.00%                 0.00%
  Other Expenses/2/                              0.26%                 0.39%
-----------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES           1.14%                 1.38%
-----------------------------------------------------------------------------------
  Fee Waivers                                    0.14%                 0.18%
-----------------------------------------------------------------------------------
  NET EXPENSES/3/                                1.00%                 1.20%
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                             International          Large Cap
                                              Equity Fund        Appreciation Fund
-----------------------------------------------------------------------------------
  Management Fees                                1.00%                 0.70%
  Distribution (12b-1) Fees                      0.00%                 0.00%
  Other Expenses/2/                              0.46%                 5.11%
-----------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES           1.46%                 5.81%
-----------------------------------------------------------------------------------
  Fee Waivers                                    0.21%                 4.81%
-----------------------------------------------------------------------------------
  NET EXPENSES/3/                                1.25%                 1.00%
-----------------------------------------------------------------------------------

/1/ Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.

/2/ Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

/3/ The adviser has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

28   Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

     --------------------------------------------------------
       Equity       Equity     Growth      Growth     Index
     Income Fund  Value Fund    Fund     Equity Fund  Fund
     --------------------------------------------------------
        0.75%        0.75%      0.75%       1.05%     0.15%
        0.00%        0.00%      0.00%       0.00%     0.00%
        0.16%        0.43%      0.25%       0.36%     0.24%
     --------------------------------------------------------
        0.91%        1.18%      1.00%       1.41%     0.39%
     --------------------------------------------------------
        0.06%        0.33%      0.00%       0.16%     0.14%
     --------------------------------------------------------
        0.85%        0.85%      1.00%       1.25%     0.25%
     --------------------------------------------------------

     -------------------------------------------------------------------------
     Large Company   Small Cap     Small Cap     Small Company   Small Company
      Growth Fund   Growth Fund  Opportunities   Growth Fund      Value Fund
     -------------------------------------------------------------------------
          0.75%        0.90%         0.90%            0.90%           0.90%
          0.00%        0.00%         0.00%            0.00%           0.00%
          0.28%        0.46%         0.37%            0.35%           2.68%
     -------------------------------------------------------------------------
          1.03%        1.36%         1.27%            1.25%           3.58%
     -------------------------------------------------------------------------
          0.08%        0.16%         0.07%            0.05%           2.38%
     -------------------------------------------------------------------------
          0.95%        1.20%         1.20%            1.20%           1.20%
     -------------------------------------------------------------------------

                                                     Stock Funds Prospectus   29

Stock Funds                                                  Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                              Diversified
                Diversified    Small Cap       Equity       Equity        Growth
                Equity Fund      Fund        Income Fund   Value Fund      Fund
                ----------------------------------------------------------------
 1 YEAR           $  102        $  122          $   87       $   87       $  102
 3 YEARS          $  348        $  419          $  284       $  342       $  318
 5 YEARS          $  614        $  738          $  498       $  617       $  552
10 YEARS          $1,374        $1,642          $1,114       $1,402       $1,225
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Large Cap        Large
             Growth         Index      International  Appreciation     Company
           Equity Fund       Fund       Equity Fund       Fund       Growth Fund
           ---------------------------------------------------------------------
 1 YEAR      $  127          $ 26         $  127          $  102        $   97
 3 YEARS     $  431          $111         $  441          $1,301        $  320
 5 YEARS     $  756          $205         $  777          $2,480        $  561
10 YEARS     $1,677          $479         $1,728          $5,346        $1,252
--------------------------------------------------------------------------------

----------------------------------------------------------------------
                 Small Cap    Small Cap        Small          Small
                  Growth    Opportunities     Company        Company
                   Fund          Fund       Growth Fund     Value Fund
                 -----------------------------------------------------
 1 YEAR          $  122       $  122          $  122         $  122
 3 YEARS         $  415       $  396          $  392         $  876
 5 YEARS         $  729       $  690          $  682         $1,651
10 YEARS         $1,621       $1,528          $1,507         $3,688
----------------------------------------------------------------------

30   Stock Funds Prospectus

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.
     ---------------------------------------------------------------------------

     Master/Gateway/SM/ Structure
     Some of the Funds in this Prospectus are gateway funds in a Master/Gateway/SM/ structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.
     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.
     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .   what the Fund is trying to achieve;

     .   how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.
     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.
     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

                                                     Stock Funds Prospectus   31

Diversified Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 9 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest at least 80% of the Fund's assets in equity securities, using a combination of 5 different equity investment styles--index, equity income, large company, small cap, and international--for the Fund's investments. We allocate the assets dedicated to large company investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios and the assets allocated to international investments to 1 Portfolio.
     ---------------------------------------------------------------------------

     Portfolio Allocation
     Under normal circumstances, the master portfolio allocations for the Fund are as follows:

     Investment Style/Portfolios                        Allocation
     Equity Income Portfolio                            25%
     Index Portfolio                                    25%
     Large Company Style                                25%
          Disciplined Growth Portfolio                               2.5%
          Large Cap Appreciation Portfolio                           2.5%
          Large Company Growth Portfolio                              20%
     Small Cap Style                                    10%
          Small Cap Index Portfolio                                 3.33%
          Small Company Growth Portfolio                            3.33%
          Small Company Value Portfolio                             3.33%
     International Style                                15%
          International Equity Portfolio                              15%
     TOTAL FUND ASSETS                                 100%

32   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 98 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 100 for the professional summaries for these managers.

     Master Portfolio          Sub-Adviser      Portfolio Manager(s)

     Disciplined Growth        Smith            Stephen S. Smith, CFA

     Equity Income             Wells Capital    David L. Roberts, CFA and
                               Management       Gary J. Dunn, CFA

     Index                     Wells Capital    Laurie R. White and
                               Management       Gregory T. Genung, CFA

     International Equity      Wells Capital    Sabrina Yih, CFA
                               Management

     Large Cap Appreciation    Cadence          David B. Breed, CFA;
                                                William B. Bannick, CFA and
                                                Katherine A. Burdon, CFA

     Large Company Growth      Peregrine        John S. Dale, CFA and
                                                Gary E. Nussbaum, CFA

     Small Cap Index           Wells Capital    Laurie R. White and
                               Management       Gregory T. Genung, CFA

     Small Company Growth      Peregrine        Robert B. Mersky, CFA;
                                                Paul E. von Kuster, CFA and
                                                Daniel J. Hagen, CFA

     Small Company Value       Peregrine        Tasso H. Coin, Jr., CFA and
                                                Douglas G. Pugh, CFA
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend income may be more sensitive to interest rate charges than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls. Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 84. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   33

Diversified Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL CLASS SHARES--COMMENCED
                                                              ON NOVEMBER 11, 1994
                                                              ------------------------------------
                                                                   Sept. 30,        Sept. 30,
  FOR THE PERIOD ENDED:                                              2002             2001
                                                              ------------------------------------
  Net asset value, beginning of period                           $      36.38     $      52.72

  Income from investment operations:
    Net investment income (loss)                                         0.18/6/          0.15
    Net realized and unrealized gain (loss) on investments              (6.87)          (11.70)

  Total from investment operations                                      (6.69)          (11.55)

  Less distributions:
    Dividends from net investment income                                (0.23)           (0.17)
    Distributions from net realized gain                                (0.42)           (4.62)

  Total distributions                                                   (0.65)           (4.79)

  Net asset value, end of period                                 $      29.04     $      36.38

  Total return/3/                                                      (18.86)%         (23.95)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                             $  1,014,998     $  1,398,810

  Ratios to average net assets/7/:
    Ratio of expenses to average net assets/2/                           1.00%            1.00%
    Ratio of net investment income (loss) to average
     net assets                                                          0.47%            0.38%

  Portfolio turnover/4/                                                    30%              34%

  Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/,/5/,/7/                        1.14%            1.07%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/4/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Calculated based upon average shares outstanding.

/7/  Ratios shown for periods of less than one year are annualized.

34   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------
      Sept. 30,        Sept. 30,         May 31,         May 31,
        2000            1999/1/           1999            1998
------------------------------------------------------------------
     $     48.00      $     48.25      $     43.06     $     36.50

            0.18             0.04             0.22            0.22
            7.37            (0.29)            6.15            8.94

            7.55            (0.25)            6.37            9.16

           (0.16)            0.00            (0.20)          (0.27)
           (2.67)            0.00            (0.98)          (2.33)

           (2.83)            0.00            (1.18)          (2.60)

     $     52.72      $     48.00      $     48.25     $     43.06

           15.99%           (0.52)%          15.08%          26.12%

     $ 1,938,206      $ 1,902,474      $ 1,629,191     $ 1,520,343

            1.00%            1.00%            1.00%           1.00%

            0.31%            0.44%            0.47%           0.60%

              38%              13%              35%             23%

            1.10%            1.18%            1.17%           1.13%

                                                     Stock Funds Prospectus   35

Diversified Small Cap Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small-capitalization equity investment styles.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small-capitalization equity securities. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio.

     We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. We currently invest in 3 master portfolios.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Portfolio Allocation
     Under normal circumstances, the master portfolio allocations for the Fund are as follows:

     Investment Style/Portfolios                   Allocation

     Small Cap Index Portfolio                       33.33%
     Small Company Growth Portfolio                  33.33%
     Small Company Value Portfolio                   33.33%
     TOTAL FUND ASSETS                                 100%

36   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 98 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 100 for the professional summaries for these managers.

     Master Portfolio        Sub-Adviser                Portfolio Manager(s)

     Small Cap Index         Wells Capital Management   Laurie R. White and
                                                        Gregory T. Genung, CFA

     Small Company Growth    Peregrine                  Robert B. Mersky, CFA;
                                                        Paul E. von Kuster, CFA
                                                        and Daniel J. Hagen, CFA

     Small Company Value     Peregrine                  Tasso H. Coin, Jr., CFA
                                                        and Douglas G. Pugh, CFA
     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 84. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   37

Diversified Small Cap Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL CLASS SHARES--
                                                              COMMENCED ON DECEMBER 31, 1997
                                                              --------------------------------
                                                                   Sept. 30,        Sept. 30,
  For the period ended:                                              2002             2001
                                                              --------------------------------
  Net asset value, beginning of period                           $     9.18       $    11.18

  Income from investment operations:
    Net investment income (loss)                                      (0.02)            0.01
    Net realized and unrealized gain (loss) on investments            (0.34)           (1.34)

  Total from investment operations                                    (0.36)           (1.33)

  Less distributions:
    Dividends from net investment income                               0.00            (0.01)
    Distributions from net realized gain                              (0.12)           (0.66)

  Total distributions                                                 (0.12)           (0.67)

  Net asset value, end of period                                 $     8.70       $     9.18

  Total return/4/                                                     (4.17)%         (12.52)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                             $  192,987       $  138,795

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/                         1.20%            1.20%
    Ratio of net investment income (loss) to average
     net assets                                                       (0.24)%           0.13%

  Portfolio turnover/3/                                                  93%             113%

  Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/,/5/,/6/                      1.38%            1.28%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios shown for periods of less than one year are annualized.

38   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------
     Sept. 30,        Sept 30,           May 31,          May 31,
       2000           1999/1/             1999             1998
------------------------------------------------------------------
     $    9.02        $   8.99         $   10.52        $   10.00

          0.00           (0.01)             0.00             0.00
          2.16            0.04             (1.53)            0.52

          2.16            0.03             (1.53)            0.52

          0.00            0.00              0.00             0.00
          0.00            0.00              0.00             0.00

          0.00            0.00              0.00             0.00

     $   11.18        $   9.02         $    8.99        $   10.52

         23.95%           0.33%           (14.54)%           5.20%

     $ 115,700        $ 67,459         $  60,261        $  12,551

          1.20%           1.20%             1.20%            1.21%

          0.05%          (0.18)%           (0.05)%           0.25%

           121%             39%              112%              93%

          1.39%           1.59%             1.65%            2.65%

                                                     Stock Funds Prospectus   39

Equity Income Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We invest primarily in the common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in income-producing equity securities; and

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

     We may invest in preferred stocks, convertible debt securities, and securities of foreign companies through ADRs and similar investments. We will normally limit our investment in a single issuer to 10% or less of total assets. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 84. These considerations are all important to your investment choice.

40   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL CLASS SHARES--COMMENCED
                                                              ON NOVEMBER 11, 1994
                                                              -------------------------------------
                                                                   Sept. 30,        Sept. 30,
  For the period ended:                                              2002             2001
                                                              -------------------------------------
  Net asset value, beginning of period                             $    37.21      $     41.27

  Income from investment operations:
    Net investment income (loss)                                         0.54             0.46
    Net realized and unrealized gain (loss) on investments              (7.51)           (4.05)

  Total from investment operations                                      (6.97)           (3.59)

  Less distributions:
    Dividends from net investment income                                (0.53)           (0.47)
    Distributions from net realized gain                                (0.99)           (0.00)

  Total distributions                                                   (1.52)           (0.47)

  Net asset value, end of period                                   $    28.72      $     37.21

  Total return/3/                                                      (19.64)%          (8.75)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                               $  902,521      $ 1,163,331

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/                           0.85%            0.85%
    Ratio of net investment income (loss) to average
     net assets                                                          1.44%            1.11%

  Portfolio turnover/4/                                                    12%               3%

  Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses/2/,/5/,/6/                               0.91%            0.85%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios shown for periods of less than one year are annualized.

42   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------
      Sept. 30,        Sept. 30,         May 31,          May 31,
        2000            1999/1/           1999             1998
--------------------------------------------------------------------
     $     44.19     $      46.35      $     41.18      $     33.16

            0.52             0.18             0.51             0.52
            0.12            (2.10)            5.45             8.76

            0.64            (1.92)            5.96             9.28

           (0.52)           (0.24)           (0.53)           (0.54)
           (3.04)            0.00            (0.26)           (0.72)

           (3.56)           (0.24)           (0.79)           (1.26)

     $     41.27     $      44.19      $     46.35      $     41.18

            1.39%           (4.16)%          14.75%           28.61%

     $ 1,403,624     $  1,471,410      $ 1,519,541      $ 1,214,385

            0.85%            0.85%            0.85%            0.85%

            1.21%            1.11%            1.23%            1.43%

               9%               5%               3%               3%

            0.87%            0.88%            0.89%            0.86%

                                                     Stock Funds Prospectus   43

Equity Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Value Fund seeks to provide long-term capital appreciation and above-average dividend income.
     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing primarily in equity securities of large U.S. companies with strong return potential based on current market valuations. In selecting stocks, we use various qualitative and quantitative valuation measures, including price-to-book value, price-to-earnings and price-to-sales ratios, and current dividend yields. We focus our investment strategy on large-capitalization stocks.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     .  at least 80% of the Fund's assets in equity securities; and,

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

     We also may invest in convertible debt securities with the same characteristics as common stocks, and in preferred stocks, warrants, and securities of foreign companies through ADRs and similar investments.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 84. These considerations are all important to your investment choice.

44   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Value Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL CLASS SHARES--COMMENCED
                                                              ON OCTOBER 1, 1995
                                                              ------------------------------------
                                                                   Sept. 30,        Sept. 30,
  For the period ended:                                              2002             2001
                                                              ------------------------------------
  Net asset value, beginning of period                             $    9.80        $   13.51

  Income from investment operations:
    Net investment income (loss)                                        0.08/4/          0.04
    Net realized and unrealized gain (loss) on investments             (2.02)           (1.92)

  Total from investment operations                                     (1.94)           (1.88)

  Less distributions:
    Dividends from net investment income                               (0.01)            0.00
    Distributions from net realized gain                               (1.08)           (1.83)

  Total distributions                                                  (1.09)           (1.83)

  Net asset value, end of period                                   $    6.77        $    9.80

  Total return/2/                                                     (23.37)%         (15.92)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                               $  29,832        $  51,002

  Ratios to average net assets/5/:
    Ratio of expenses to average net assets                             0.96%            1.00%
    Ratio of net investment income (loss) to average
     net assets                                                         0.88%            0.42%

  Portfolio turnover                                                     153%             103%

  Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/3/, /5/                          1.18%            1.02%

/1/  The Fund changed its fiscal year-end from March 31 to September 30.

/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/4/  Calculated based upon average shares outstanding.

/5/  Ratios shown for periods of less than one year are annualized.

46   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------
     Sept. 30,        Sept. 30,        Sept. 30,        Mar. 31,
       2000             1999            1998/1/           1998
------------------------------------------------------------------
     $   14.25        $   14.92        $   18.15        $   14.43

          0.07             0.15             0.10             0.20
          1.50             0.59            (3.23)            5.58

          1.57             0.74            (3.13)            5.78

         (0.04)           (0.15)           (0.10)           (0.20)
         (2.27)           (1.26)            0.00            (1.86)

         (2.31)           (1.41)           (0.10)           (2.06)

     $   13.51        $   14.25        $   14.92        $   18.15

         12.18%            4.51%          (17.26)%          42.02%

     $  69,880        $ 123,197        $ 166,616        $ 228,452

          1.00%            1.06%            0.97%            0.95%

          0.51%            0.96%            1.17%            1.18%

           117%              72%              23%              50%

          1.05%            1.08%            0.97%            0.98%

                                                     Stock Funds Prospectus   47

Growth Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Deborah Meacock, CFA; Stephen M. Kensinger, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Growth Fund seeks long-term capital appreciation.
     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing primarily in common stocks and other equity securities that we believe have a strong earnings growth trend and above-average prospects for future growth. We focus our investment strategy on large-capitalization stocks.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

     . up to 25% of total assets in foreign companies through ADRs and similar investments.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 84. These considerations are all important to your investment choice.

48   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL CLASS SHARES--COMMENCED
                                                              ON SEPTEMBER 6, 1996
                                                              ------------------------------------
                                                                   Sept. 30,        Sept. 30,
  For the period ended:                                              2002             2001
                                                              ------------------------------------
  Net asset value, beginning of period                             $   13.71        $   26.80

  Income from investment operations:
    Net investment income (loss)                                        0.00/4/         (0.06)
    Net realized and unrealized gain (loss) on investments             (2.66)           (8.18)

  Total from investment operations                                     (2.66)           (8.24)

  Less distributions:
    Dividends from net investment income                                0.00             0.00
    Dividends from net realized gain                                    0.00            (4.85)

  Total distributions                                                   0.00            (4.85)

  Net asset value, end of period                                   $   11.05        $   13.71

  Total return/2/                                                     (19.40)%         (36.19)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                               $  67,930        $ 156,641

  Ratios to average net assets/5/:
    Ratio of expenses to average net assets                             1.00%            1.00%
    Ratio of net investment income (loss) to average
     net assets                                                        (0.02)%           0.06%

  Portfolio turnover                                                      88%              80%

  Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/3/, /5/                          1.00%            1.03%

/1/  The Fund changed its fiscal year-end from March 31 to September 30.

/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/4/  Calculated based upon average shares outstanding.

/5/  Ratios shown for periods of less than one year are annualized.

50   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------
     Sept. 30,        Sept. 30,        Sept. 30,         Mar. 31,
       2000             1999            1998/1/             1998
------------------------------------------------------------------
     $   26.80        $   24.01        $   25.91         $  22.52

         (0.02)            0.03             0.07             0.17
          3.59             6.64            (1.90)            7.25

          3.57             6.67            (1.83)            7.42

          0.00            (0.03)           (0.07)           (0.17)
         (3.57)           (3.85)            0.00            (3.86)

         (3.57)           (3.88)           (0.07)           (4.03)

     $   26.80        $   26.80        $   24.01         $  25.91

         14.55%           29.69%           (7.10)%          34.86%

     $  52,561        $  17,588        $  14,355         $ 18,180

          1.00%            1.00%            1.02%            0.99%

         (0.05)%           0.15%            0.48%            0.65%

            51%              38%              18%             137%

          1.02%            1.02%            1.04%             N/A

                                                     Stock Funds Prospectus   51

Growth Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in 6 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest at least 80% of the Fund's assets in equity securities, selected across a combination of 3 different equity investment styles--large company, small cap, and international. We allocate the assets dedicated to small cap investments to 4 Portfolios and the assets dedicated to large company and international investments each to 1 Portfolio.
     ---------------------------------------------------------------------------

     Portfolio Allocation
     Under normal circumstances, the master portfolio/fund allocations for the Fund are as follows:

     Investment Style/Portfolios                     Allocation

     Large Company Style                               35%
       Large Company Growth Portfolio                         35%
     Small Cap Style                                   35%
       Small Cap Basic Value Portfolio                         2%
       Small Cap Index Portfolio                              11%
       Small Company Growth Portfolio                         11%
       Small Company Value Portfolio                          11%
     International Style                               30%
       International Equity Portfolio                         30%
     TOTAL FUND ASSETS                                100%

52   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 98 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 100 for the professional summaries for these managers.

     Master Portfolio        Sub-Adviser                Portfolio Manager(s)

     International Equity    Wells Capital Management   Sabrina Yih, CFA

     Large Company Growth    Peregrine                  John S. Dale, CFA and
                                                        Gary E. Nussbaum, CFA

     Small Cap Basic Value   Wells Capital Management   Douglas N. Pratt, CFA

     Small Cap Index         Wells Capital Management   Laurie R. White and
                                                        Gregory T. Genung, CFA

     Small Company Growth    Peregrine                  Robert B. Mersky, CFA;
                                                        Paul E. von Kuster, CFA
                                                        and Daniel J. Hagen, CFA

     Small Company Value     Peregrine                  Tasso H. Coin, Jr., CFA
                                                        and Douglas G. Pugh, CFA
     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is primarily subject to the risks described under the "Common Risks for the Funds" on page 8. Stocks of small- and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large companies. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 84. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   53

Growth Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL CLASS SHARES--COMMENCED
                                                              ON NOVEMBER 11, 1994
                                                              ------------------------------------
                                                                   Sept. 30,        Sept. 30,
  For the period ended:                                              2002             2001
                                                              ------------------------------------
  Net asset value, beginning of period                             $   24.00        $   39.98

  Income from investment operations:
    Net investment income (loss)                                       (0.05)           (0.02)
    Net realized and unrealized gain (loss) on investments             (3.35)           (9.87)

  Total from investment operations                                     (3.40)           (9.89)

  Less distributions:
    Dividends from net investment income                               (0.07)            0.00
    Distributions from net realized gain                               (0.92)           (6.09)

  Total distributions                                                  (0.99)           (6.09)

  Net asset value, end of period                                   $   19.61        $   24.00

  Total return/4/                                                     (15.25)%         (28.74)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                               $ 363,946        $ 476,031

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/                          1.22%            1.25%
    Ratio of net investment income (loss) to average
     net assets                                                        (0.19)%          (0.06)%

  Portfolio turnover/3/                                                   40%              75%

  Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/, /5/, /6/                     1.41%            1.29%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios shown for periods of less than one year are annualized.

54   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------
     Sept. 30,        Sept. 30,         May 31,          May 31,
       2000            1999/1/           1999             1998
------------------------------------------------------------------
     $   36.82        $   36.17        $   35.72      $     32.48

         (0.09)            0.01            (0.03)           (0.04)
          8.88             0.64             2.58             6.86

          8.79             0.65             2.55             6.82

          0.00             0.00            (0.03)           (0.04)
         (5.63)            0.00            (2.07)           (3.54)

         (5.63)            0.00            (2.10)           (3.58)

     $   39.98        $   36.82        $   36.17      $     35.72

         25.32%            1.80%            7.60%           22.52%

     $ 751,174        $ 644,215        $ 920,586      $ 1,033,251

          1.25%            1.25%            1.25%            1.25%

         (0.23)%           0.05%           (0.08)%          (0.11)%

            78%              22%              73%              47%

          1.34%            1.40%            1.38%            1.35%

                                                     Stock Funds Prospectus   55

Index Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Laurie R. White; Gregory T. Genung, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We invest in substantially all of the common stocks listed on the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

     A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks listed in the S&P 500 Index;

     . in stock index futures and options on stock indexes as a substitute for comparable positions in the underlying securities; and

     . in interest rate futures contracts, options or interest rate swaps and index swaps.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Funds that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 84. These considerations are all important to your investment choice.

56   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Index Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                      INSTITUTIONAL CLASS SHARES--COMMENCED
                                                      ON NOVEMBER 11, 1994
                                                     --------------------------------------
                                                         Sept. 30,            Sept. 30,
  For the period ended:                                    2002                 2001
                                                     --------------------------------------
  Net asset value, beginning of period                   $   42.00            $   59.73

  Income from investment operations:
    Net investment income (loss)                              0.51                 0.54
    Net realized and unrealized gain (loss) on
     investments                                             (8.99)              (15.94)

  Total from investment operations                           (8.48)              (15.40)

  Less distributions:
    Dividends from net investment income                     (0.54)               (0.60)
    Distributions from net realized gain                      0.00                (1.73)

  Total distributions                                        (0.54)               (2.33)

  Net asset value, end of period                         $   32.98            $   42.00

  Total return/3/                                           (20.54)%             (26.63)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                     $ 596,168            $ 733,380

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/                0.25%                0.25%
    Ratio of net investment income (loss) to
     average net assets                                       1.28%                1.11%

  Portfolio turnover/4/                                          4%                   2%

  Ratio of expenses to average net assets prior
   to waived fees and reimbursed
   expenses/2/, /5/, /6/                                      0.39%                0.30%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios shown for periods of less than one year are annualized.

58   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------------
     Sept. 30,        Sept. 30,           May 31,           May 31,
       2000            1999/1/             1999              1998
------------------------------------------------------------------------

     $   53.67        $   54.83         $     46.36        $    39.49

          0.59             0.24                0.57              0.58
          6.42            (0.77)               8.87             10.74

          7.01            (0.53)               9.44             11.32

         (0.26)           (0.36)              (0.57)            (0.65)
         (0.69)           (0.27)              (0.40)            (3.80)

         (0.95)           (0.63)              (0.97)            (4.45)

     $   59.73        $   53.67         $     54.83        $    46.36

         13.06%           (1.00)%             20.57%            30.32%

     $ 982,975        $ 813,861         $ 1,154,289        $  784,205

          0.25%            0.25%               0.25%             0.25%

          1.02%            1.17%               1.28%             1.53%

             8%              11%                  4%                7%

          0.33%            0.55%               0.55%             0.58%

                                                     Stock Funds Prospectus   59

International Equity Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Sabrina Yih, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in equity securities of non-U.S. companies.
     ---------------------------------------------------------------------------

     Investment Strategies
     We invest principally in equity securities of companies based in developed foreign countries and emerging markets.

     We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies that we believe have above-average potential for long-term growth and total return capabilities. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     .  at least 80% of the Fund's assets in equity securities;

     . at least 80% of total assets in equity securities of companies based outside the U.S.;

     .  in a minimum of five countries exclusive of the U.S.;

     .  up to 50% of total assets in any one country;

     .  up to 25% of total assets in emerging markets; and

     . in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

     We expect that the Fund's portfolio will maintain an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million. We also expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

     Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

60   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 84. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   61

International Equity Fund                                   Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                           INSTITUTIONAL CLASS SHARES--
                                                           COMMENCED ON NOVEMBER 8, 1999
                                                         -------------------------------------------------------
                                                              Sept. 30,          Sept. 30,        Sept. 30,
  For the period ended:                                          2002              2001             2000
                                                         -------------------------------------------------------
  Net asset value, beginning of period                     $        10.47     $       15.17     $        13.61

  Income from investment operations:
    Net investment income (loss)                                     0.02/3/           0.01               0.12
    Net realized and unrealized gain (loss) on
     investments                                                    (2.03)            (4.40)              1.66

  Total from investment operations                                  (2.01)            (4.39)              1.78

  Less distributions:
    Dividends from net investment income                             0.00              0.00              (0.14)
    Distributions from net realized gain                             0.00             (0.31)             (0.08)

  Total distributions                                                0.00             (0.31)             (0.22)

  Net asset value, end of period                           $         8.46     $       10.47     $        15.17

  Total return/1/                                                  (19.20)%          (29.47)%            13.01%

  Ratios/supplemental data:
    Net assets, end of period (000s)                       $      372,380     $     108,796     $      122,397

  Ratios to average net assets/4/:
    Ratio of expenses to average net assets                          1.44%             1.50%              1.50%
    Ratio of net investment income (loss) to
     average net assets                                              0.31%             0.31%              0.32%

  Portfolio turnover                                                   52%               36%                26%

  Ratio of expenses to average net assets prior
   to waived fees and reimbursed
   expenses/2/, /4/                                                  1.46%             1.53%              1.92%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/3/  Calculated based upon average shares outstanding.

/4/  Ratios shown for periods of less than one year are annualized.

62   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Cap Appreciation Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David Breed, CFA; William B. Bannick, CFA and
                         Katherine A. Burdon, CFA
     ---------------------------------------------------------------------------
     Investment Objective
     The Large Cap Appreciation Fund seeks long-term capital appreciation.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We focus our investment strategy on large-capitalization stocks.

     In making investment decisions for the Fund, we consider the 1,000 largest publicly traded companies in the U.S. We screen the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise). Stocks are also evaluated based on certain value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The top 10% of the stocks in the screened universe are then subjected to an in-depth analysis of each company's current business and future prospects. In selecting portfolio holdings, we rigorously analyze company fundamentals, such as management strength, competitive industry position, business prospects, and evidence of sustainable business momentum, including improving revenue and margin trends, cash flows and profitability.

     We rescreen the universe frequently in an effort to consistently achieve a favorable balance of growth and value characteristics for the Fund. We consider selling stocks of companies with poor price performance relative to peers, earnings disappointment, or deteriorating business fundamentals. As a risk control measure, our allocation to a particular stock may also be reduced if its weighting in the portfolio exceeds 2%. The result is a portfolio that is well diversified and comprised of holdings across a broad range of sectors.

     Under normal circumstances, we invest at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 84. These considerations are all important to your investment choice.

64   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                           INSTITUTIONAL CLASS SHARES--
                                                           COMMENCED ON AUGUST 31, 2001
                                                        --------------------------------------
                                                              Sept. 30,         Sept. 30,
  For the period ended:                                         2002              2001
                                                        --------------------------------------
  Net asset value, beginning of period                     $         9.53     $       10.00

  Income from investment operations:
    Net investment income (loss)                                     0.00              0.01
    Net realized and unrealized gain (loss) on
     investments                                                    (1.98)            (0.48)

  Total from investment operations                                  (1.98)            (0.47)

  Less distributions:
    Dividends from net investment income                             0.00              0.00
    Distributions from net realized gain                             0.00              0.00

  Total distributions                                                0.00              0.00

  Net asset value, end of period                           $         7.55     $        9.53

  Total return/1/                                                  (20.78)%           (4.70)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                       $        4,155     $          10

  Ratios to average net assets/3/:
    Ratio of expenses to average net assets/5/                       0.95%             0.86%
    Ratio of net investment income (loss) to
     average net assets                                              0.05%             1.00%

  Portfolio turnover/4/                                               123%               10%

  Ratio of expenses to average net assets prior
   to waived fees and reimbursed
   expenses/2/, /3/, /5/                                             5.81%             0.86%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/3/  Ratios shown for periods of less than one year are annualized.

/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

/5/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

                                                     Stock Funds Prospectus   65

Large Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and investment strategies.

     In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

     . up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 84. These considerations are all important to your investment choice.

66   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                      INSTITUTIONAL CLASS SHARES--COMMENCED
                                                      ON NOVEMBER 11, 1994
                                                     ------------------------------------------
                                                               Sept. 30,        Sept. 30,
  For the period ended:                                          2002             2001
                                                     ------------------------------------------
  Net asset value, beginning of period                       $      42.06     $       70.71

  Income from investment operations:
    Net investment income (loss)                                    (0.21)            (0.24)
    Net realized and unrealized gain (loss) on
     investments                                                    (9.20)           (27.53)

  Total from investment operations                                  (9.41)           (27.77)

  Less distributions:
    Dividends from net investment income                             0.00              0.00
    Distributions from net realized gain                             0.00             (0.84)
    Distributions in excess of realized gain                         0.00             (0.04)

  Total distributions                                                0.00             (0.88)

  Net asset value, end of period                             $      32.65     $       42.06

  Total return/4/                                                  (22.37)%          (39.73)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                         $  1,038,491     $   1,066,607

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/                       1.00%             0.97%
    Ratio of net investment income (loss) to
     average net assets                                             (0.56)%           (0.48)%

  Portfolio turnover/3/                                                18%               13%

  Ratio of expenses to average net assets prior
   to waived fees and reimbursed
   expenses/2/, /5/, /6/                                             1.03%             0.97%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios shown for periods of less than one year are annualized.

68   Stock Funds Prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------
       Sept. 30,        Sept. 30,           May 31,           May 31,
         2000            1999/1/             1999              1998
-------------------------------------------------------------------------
     $      54.60     $       54.67     $        39.94     $       32.63

            (0.30)            (0.07)             (0.17)            (0.11)
            18.01              0.00              15.95             10.20

            17.71             (0.07)             15.78             10.09

             0.00              0.00               0.00              0.00
            (1.60)             0.00              (1.05)            (2.78)
             0.00              0.00               0.00              0.00

            (1.60)             0.00              (1.05)            (2.78)

     $      70.71     $       54.60     $        54.67     $       39.94

            32.74%            (0.13)%            39.96%            32.29%

     $  1,532,428     $     801,943     $      645,385     $     232,499

             1.00%             1.00%              1.00%             1.00%

            (0.53)%           (0.38)%            (0.49)%           (0.36)%

                9%                5%                28%               13%

             1.02%             1.04%              1.09%             1.03%

                                                     Stock Funds Prospectus   69

Small Cap Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Jerome "Cam" Philpott, CFA; Allen J. Ayvazian
     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Growth Fund seeks long-term capital appreciation.
     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of common stocks of U.S. and foreign companies that we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We focus our investment strategy on small-capitalization stocks.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently;

     . at least 65% of total assets in an actively managed, broadly diversified portfolio of growth-oriented common stocks;

     . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

     . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

     . up to 25% of total assets in foreign companies through ADRs and similar investments.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 84. These considerations are all important to your investment choice.

70   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Cap Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                      INSTITUTIONAL CLASS SHARES--COMMENCED
                                                      ON SEPTEMBER 16, 1996
                                                     ------------------------------------------
                                                            Sept. 30,           Sept. 30,
  For the period ended:                                       2002                2001
                                                     ------------------------------------------
  Net asset value, beginning of  period                   $      13.49        $       44.27

  Income from investment operations:
    Net investment income (loss)                                 (0.14)               (0.19)
    Net realized and unrealized gain (loss) on
     investments                                                 (3.41)              (22.60)

  Total from investment operations                               (3.55)              (22.79)

  Less distributions:
    Dividends from net investment income                          0.00                 0.00
    Dividends from net realized gain                              0.00                (7.99)

  Total distributions                                             0.00                (7.99)

  Net asset value, end of period                          $       9.94        $       13.49

  Total return/3/                                               (26.32)%             (59.93)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                      $     67,284        $      96,626

  Ratios to average net assets/5/:
    Ratio of expenses to average net assets                       1.20%                1.20%
    Ratio of net investment income (loss) to
     average net assets                                          (0.86)%              (0.71)%

  Portfolio turnover                                               221%                 250%

  Ratio of expenses to average net assets prior
   to waived fees and reimbursed
   expenses/4/, /5/                                               1.36%                1.27%

/1/  The Fund changed its fiscal year-end from March 31 to September 30.

/2/ This ratio includes activity of the Master Portfolio prior to December 15, 1997.

/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/5/  Ratios shown for periods of less than one year are annualized.

72   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------
       Sept. 30,        Sept. 30,          Sept. 30,          Mar. 31,
         2000              1999             1998/1/            1998
--------------------------------------------------------------------------
     $      26.66     $       18.02     $        25.77     $       19.01

            (0.13)            (0.28)             (0.02)             0.00
            20.34             10.38              (7.73)             8.84

            20.21             10.10              (7.75)             8.84

             0.00              0.00               0.00             (0.01)
            (2.60)            (1.46)              0.00             (2.07)

            (2.60)            (1.46)              0.00             (2.08)

     $      44.27     $       26.66     $        18.02     $       25.77

            81.35%            59.98%            (30.07)%           47.70%

     $    186,315     $      22,023     $       56,438     $      78,856

             1.20%             0.76%              0.76%             0.75%/2/

            (0.68)%           (0.38)%            (0.21)%            0.01%

              263%              249%               110%              291%/2/

             1.43%             1.29%              1.21%             1.26%/2/

                                                     Stock Funds Prospectus   73

Small Cap Opportunities Fund
--------------------------------------------------------------------------------
(The Fund is closed to new investors)

     Portfolio Manager: Jenny B. Jones
     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Opportunities Fund seeks long-term capital appreciation.
     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of securities of companies that we believe can generate above-average earnings growth and reasonable valuations relative to the company's historical position and competitive peer group. We focus the Fund's investment strategy on small-capitalization securities.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less. We invest principally in small cap equity securities, including common stocks, securities convertible into common stocks, and, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks.

     We may use options and futures contracts to manage risk. We also may use options to enhance return.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 84. These considerations are all important to your investment choice.

74   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Cap Opportunities Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                      INSTITUTIONAL CLASS SHARES--COMMENCED
                                                      ON AUGUST 15, 1996
                                                     ------------------------------------------
                                                               Sept. 30,        Sept. 30,
  For the period ended:                                          2002             2001
                                                     ------------------------------------------
  Net asset value, beginning of  period                      $      26.49     $       29.97

  Income from investment operations:
    Net investment income (loss)                                    (0.22)            (0.10)
    Net realized and unrealized gain (loss) on
     investments                                                    (2.05)            (0.91)

  Total from investment operations                                  (2.27)            (1.01)

  Less distributions:
    Dividends from net investment income                             0.00              0.00
    Distributions from net realized gain                            (1.52)            (2.47)

  Total distributions                                               (1.52)            (2.47)

  Net asset value, end of period                             $      22.70     $       26.49

  Total return/2/                                                   (9.81)%           (3.46)%

  Ratios/supplemental data:
    Net assets at end of period (000s)                       $    294,880     $     283,154

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets                          1.25%             1.25%
    Ratio of net investment income (loss) to
     average net assets                                             (0.81)%           (0.37)%

  Portfolio turnover                                                   97%              117%

  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/5/, /6/                    1.27%             1.33%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/3/ Includes expenses allocated from the Portfolio(s) in which the Fund invested.

/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios shown for periods of less than one year are annualized.

76   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------------
       Sept. 30,        Sept. 30,           May 31,           May 31,
         2000            1999/1/             1999              1998
------------------------------------------------------------------------
     $      20.50     $       20.51     $        23.61     $       19.84

            (0.11)            (0.03)             (0.11)            (0.06)
             9.58              0.02              (2.97)             4.36

             9.47             (0.01)             (3.08)             4.30

             0.00              0.00               0.00              0.00
             0.00              0.00              (0.02)            (0.53)

             0.00              0.00              (0.02)            (0.53)

     $      29.97     $       20.50     $        20.51     $       23.61

            46.20%            (0.05)%           (13.02)%           21.95%

     $    271,936     $     195,283     $      201,816     $     284,828

             1.25%             1.25%              1.25%/3/          1.25%/3/

            (0.45)%           (0.44)%            (0.47)%           (0.40)%

              165%               40%               119%/4/            55%/4/

             1.28%             1.29%              1.35%/3/          1.38%/3/

                                                     Stock Funds Prospectus   77

Small Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Robert B. Mersky, CFA; Paul E. von Kuster, CFA;
                         Daniel J. Hagen, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Small Company Growth Fund seeks to provide long-term capital appreciation by investing in smaller domestic companies.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. In selecting securities for the Fund, we seek to identify companies that either are rapidly growing (usually with relatively short operating histories) or emerging from a period of dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or other measures taken to narrow the gap between share price and takeover/asset value. We focus the Fund's investment strategy on small-capitalization stocks.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less;

     . up to 20% of the Fund's assets in securities of companies considered to be mid-capitalization; and

     . up to 10% of total assets in securities of foreign companies through ADRs and similar investments.

     We will not invest more than 10% of total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 84. These considerations are all important to your investment choice.

78   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Company Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                      INSTITUTIONAL CLASS SHARES--COMMENCED
                                                      ON NOVEMBER 11, 1994
                                                     --------------------------------------
                                                           Sept. 30,        Sept. 30,
  For the period ended:                                      2002             2001
                                                     --------------------------------------
  Net asset value, beginning of period                   $      21.73     $       36.22

  Income from investment operations:
    Net investment income (loss)                                (0.16)            (0.10)
    Net realized and unrealized gain (loss) on
     investments                                                (4.22)            (7.26)

  Total from investment operations                              (4.38)            (7.36)

  Less distributions:
    Dividends from net investment income                         0.00              0.00
    Dividends from net realized gain                             0.00             (7.13)

  Total distributions                                            0.00              0.00

  Net asset value, end of period                         $      17.35     $       21.73

  Total return/4/                                             (20.16)%           (23.33)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                     $    329,964     $     431,695

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/                   1.22%             1.21%
    Ratio of net investment income (loss) to
     average net assets                                        (0.68)%            (0.44)%

  Portfolio turnover/3/                                           169%              206%

  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses/2/, /5/, /6/           1.25%             1.21%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

/4/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios shown for periods of less than one year are annualized.

80   Stock Funds Prospectus

FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------
       Sept. 30,        Sept. 30,           May 31,           May 31,
         2000            1999/1/             1999              1998
---------------------------------------------------------------------------
     $      27.03     $       27.44     $        33.69     $       31.08

            (0.22)            (0.05)             (0.15)            (0.23)
             9.41             (0.36)             (3.67)             6.88

             9.19             (0.41)             (3.82)             6.65

             0.00              0.00               0.00              0.00
             0.00              0.00              (2.43)            (4.04)

             0.00              0.00              (2.43)            (4.04)

     $      36.22     $       27.03     $        27.44     $       33.69

            34.00%            (1.49)%           (10.72)%           22.38%

     $    603,584     $     515,292     $      557,516     $     748,269

             1.25%             1.25%              1.25%             1.25%

            (0.59)%           (0.52)%            (0.52)%           (0.73)%

              203%               55%               154%              123%

             1.27%             1.30%              1.30%             1.26%

                                                     Stock Funds Prospectus   81

Small Company Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Tasso H. Coin, Jr., CFA; Douglas G. Pugh, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Small Company Value Fund seeks to provide long-term capital appreciation.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We focus the Fund's investment strategy on small-capitalization stocks.

     In making investment decisions for the Fund, we identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. The valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price/earnings ratios, cash flows, company operations including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. The portfolio seeks capital appreciation through stock selection, while minimizing volatility by maintaining broad exposure to the sectors represented by the Russell 2000 Value Index.

     Under normal circumstances, we invest at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 84. These considerations are all important to your investment choice.

82   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                      INSTITUTIONAL CLASS SHARES--
                                                      COMMENCED ON JANUARY 31, 2002
                                                     ----------------------------------
                                                               Sept. 30,
  For the period ended:                                          2002
                                                     ----------------------------------
  Net asset value, beginning of  period                      $      10.00

  Income from investment operations:
    Net investment income (loss)                                     0.01
    Net realized and unrealized gain (loss) on
     investments                                                    (1.57)

  Total from investment operations                                  (1.56)

  Less distributions:
    Dividends from net investment income                             0.00
    Dividends from net realized gain                                 0.00

  Total distributions                                                0.00

  Net asset value, end of period                             $       8.44

  Total return/1/                                                  (15.60)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                         $      5,465

  Ratios to average net assets/3/:
    Ratio of expenses to average net assets/4/                       1.23%
    Ratio of net investment income (loss) to
     average net assets                                              0.34%

  Portfolio turnover/5/                                                98%

  Ratio of expenses to average net assets prior
   to waived fees and reimbursed
   expenses/2/, /3/, /4/                                             3.58%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/3/  Ratios shown for periods of less than one year are annualized.

/4/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/5/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

                                                     Stock Funds Prospectus   83

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 8. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . Certain Funds, such as the Small Cap Growth Fund and Small Company Growth Fund, employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

     . Certain Funds may use various derivative investments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

84   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Emerging Market Risk--The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                     Stock Funds Prospectus   85

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each Fund. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                 DIVERSIFIED  DIVERSIFIED  EQUITY  EQUITY          GROWTH
                                                                   EQUITY      SMALL CAP   INCOME  VALUE   GROWTH  EQUITY  INDEX
  -------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                   PRINCIPAL RISK(S)
  -------------------------------------------------------------------------------------------------------------------------------
  Borrowing Policies
  The ability to borrow money for       Leverage Risk
  temporary purposes (e.g. to meet                                    X            X          X       X       X       X      X
  shareholder redemptions).

  Emerging Markets
  Securities of companies based in      Emerging Market,
  countries considered developing or    Foreign Investment,
  to have "emerging" stock              Regulatory, Liquidity         X                                               X
  markets. Generally, these             and Currency Risk
  securities have the same type of
  risks as foreign securities, but
  to a higher degree.

  Foreign Obligations
  Dollar-denominated debt               Foreign Investment,
  obligations of non-U.S. companies,    Regulatory and                X                                       X       X
  foreign banks, foreign                Liquidity Risk
  governments, and other foreign
  entities.

  Foreign Securities
  Equity securities issued by a         Foreign Investment,
  non-U.S. company which may be in      Regulatory, Liquidity         X            X                          X       X
  the form of an ADR or similar         and Currency Risk
  investment.

  Illiquid Securities
  A security which may not be sold      Liquidity Risk
  or disposed of in the ordinary
  course of business within seven                                     X            X          X       X       X       X
  days at the value determined by
  the Fund. Limited to 15% of net
  assets.

  Loans of Portfolio Securities
  The practice of loaning securities    Counter-Party and
  to brokers, dealers and financial     Leverage Risk
  institutions to increase returns
  on those securities. Loans may be                                   X            X          X       X       X       X      X
  made up to 1940 Act limits
  (currently one-third of total
  assets, including the value of the
  collateral received).

                                                                                 LARGE          LARGE    SMALL        SMALL
                                                                INTERNATIONAL     CAP          COMPANY    CAP          CAP
                                                                   EQUITY     APPRECIATION     GROWTH    GROWTH   OPPORTUNITIES
  -------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                   PRINCIPAL RISK(S)
  -------------------------------------------------------------------------------------------------------------------------------
  Borrowing Policies
  The ability to borrow money for       Leverage Risk
  temporary purposes (e.g. to meet                                    X            X             X         X           X
  shareholder redemptions).

  Emerging Markets
  Securities of companies based in      Emerging Market,
  countries considered developing or    Foreign Investment,
  to have "emerging" stock              Regulatory, Liquidity         X
  markets. Generally, these             and Currency Risk
  securities have the same type of
  risks as foreign securities, but
  to a higher degree.

  Foreign Obligations
  Dollar-denominated debt               Foreign Investment,
  obligations of non-U.S. companies,    Regulatory and                X                          X         X
  foreign banks, foreign                Liquidity Risk
  governments, and other foreign
  entities.

  Foreign Securities
  Equity securities issued by a         Foreign Investment,
  non-U.S. company which may be in      Regulatory, Liquidity
  the form of an ADR or similar         and Currency Risk             X                          X         X           X
  investment.

  Illiquid Securities
  A security which may not be sold      Liquidity Risk
  or disposed of in the ordinary
  course of business within seven                                     X            X             X         X           X
  days at the value determined by
  the Fund. Limited to 15% of net
  assets.

  Loans of Portfolio Securities
  The practice of loaning securities    Counter-Party and
  to brokers, dealers and financial     Leverage Risk
  institutions to increase returns
  on those securities. Loans may be                                   X            X             X         X           X
  made up to 1940 Act limits
  (currently one-third of total
  assets, including the value of the
  collateral received).

                                                                    SMALL        SMALL
                                                                   COMPANY      COMPANY
                                                                   GROWTH        VALUE
  ---------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                   PRINCIPAL RISK(S)
  ---------------------------------------------------------------------------------------
  Borrowing Policies
  The ability to borrow money for       Leverage Risk
  temporary purposes (e.g. to meet                                    X            X
  shareholder redemptions).

  Emerging Markets
  Securities of companies based in      Emerging Market,
  countries considered developing or    Foreign Investment,
  to have "emerging" stock              Regulatory, Liquidity
  markets.Generally, these              and Currency Risk
  securities have the same type of
  risks as foreign securities, but
  to a higher degree.

  Foreign Obligations
  Dollar-denominated debt               Foreign Investment,
  obligations of non-U.S. companies,    Regulatory and
  foreign banks, foreign                Liquidity Risk
  governments, and other foreign
  entities.

  Foreign Securities
  Equity securities issued by a         Foreign Investment,
  non-U.S. company which may be in      Regulatory, Liquidity         X
  the form of an ADR or similar         and Currency Risk
  investment.

  Illiquid Securities
  A security which may not be sold      Liquidity Risk
  or disposed of in the ordinary
  course of business within seven                                     X            X
  days at the value determined by
  the Fund. Limited to 15% of net
  assets.

  Loans of Portfolio Securities
  The practice of loaning securities    Counter-Party and
  to brokers, dealers and financial     Leverage Risk
  institutions to increase returns
  on those securities. Loans may be                                   X            X
  made up to 1940 Act limits
  (currently one-third of total
  assets, including the value of the
  collateral received).

86   Stock Funds Prospectus

  -------------------------------------------------------------------------------------------------------------------------------
                                                                 DIVERSIFIED  DIVERSIFIED  EQUITY  EQUITY          GROWTH
  INVESTMENT PRACTICE                   PRINCIPAL RISK(S)          EQUITY      SMALL CAP   INCOME  VALUE   GROWTH  EQUITY  INDEX
  -------------------------------------------------------------------------------------------------------------------------------
  Options
  The right or obligation to receive    Liquidity Risk
  or deliver a security or cash
  payment depending on the
  security's price or the
  performance of an index or
  benchmark. Types of options used                                    X                       X       X       X              X
  may include: options on
  securities, options on a stock
  index, stock index futures and
  options on stock index futures to
  protect liquidity and portfolio
  value.

  Other Mutual Funds
  Investments by the Fund in shares     Market Risk
  of other mutual funds, which will
  cause Fund shareholders to bear a                                   X            X          X       X       X       X      X
  pro rata portion of the other
  fund's expenses, in addition to
  the expenses paid by the Fund.

  Privately Issued Securities
  Securities that are not publicly      Liquidity Risk
  traded but which may or may not be                                  X            X          X       X       X       X      X
  resold in accordance with Rule
  144A under the Securities Act of
  1933.

  Repurchase Agreements
  A transaction in which the seller     Counter-Party Risk
  of a security agrees to buy back a                                  X            X          X       X       X       X      X
  security at an agreed upon time
  and price, usually with interest.

  Small Company Securities
  Investments in small companies,       Small Company
  which may be less liquid and more     Investment, Market,           X            X                                  X
  volatile than investments in          and Liquidity Risk
  larger companies.

  -------------------------------------------------------------------------------------------------------------------------------
                                                                                   LARGE       LARGE    SMALL       SMALL
                                                                 INTERNATIONAL      CAP       COMPANY    CAP         CAP
  INVESTMENT PRACTICE                   PRINCIPAL RISK(S)           EQUITY      APPRECIATION  GROWTH    GROWTH   OPPORTUNITIES
  -------------------------------------------------------------------------------------------------------------------------------
  Options
  The right or obligation to receive    Liquidity Risk
  or deliver a security or cash
  payment depending on the
  security's price or the
  performance of an index or
  benchmark. Types of options used                                                                                     X
  may include: options on
  securities, options on a stock
  index, stock index futures and
  options on stock index futures to
  protect liquidity and portfolio
  value.

  Other Mutual Funds
  Investments by the Fund in shares     Market Risk
  of other mutual funds, which will
  cause Fund shareholders to bear a                                   X            X             X         X           X
  pro rata portion of the other
  fund's expenses, in addition to
  the expenses paid by the Fund.

  Privately Issued Securities
  Securities that are not publicly      Liquidity Risk
  traded but which may or may not be                                  X            X             X         X           X
  resold in accordance with Rule
  144A under the Securities Act of
  1933.

  Repurchase Agreements
  A transaction in which the seller     Counter-Party Risk
  of a security agrees to buy back a                                  X            X             X         X           X
  security at an agreed upon time
  and price, usually with interest.

  Small Company Securities
  Investments in small companies,       Small Company
  which may be less liquid and more     Investment, Market,           X                                    X           X
  volatile than investments in          and Liquidity Risk
  larger companies.

  ---------------------------------------------------------------------------------------
                                                                    SMALL         SMALL
                                                                   COMPANY       COMPANY
INVESTMENT PRACTICE                   PRINCIPAL RISK(S)             GROWTH         VALUE
  ---------------------------------------------------------------------------------------
  Options
  The right or obligation to receive    Liquidity Risk
  or deliver a security or cash
  payment depending on the
  security's price or the
  performance of an index or
  benchmark. Types of options used
  may include: options on
  securities, options on a stock
  index, stock index futures and
  options on stock index futures to
  protect liquidity and portfolio
  value.

  Other Mutual Funds
  Investments by the Fund in shares     Market Risk
  of other mutual funds, which will
  cause Fund shareholders to bear a                                   X            X
  pro rata portion of the other
  fund's expenses, in addition to
  the expenses paid by the Fund.

  Privately Issued Securities
  Securities that are not publicly      Liquidity Risk
  traded but which may or may not be                                               X
  resold in accordance with Rule
  144A under the Securities Act of
  1933.

  Repurchase Agreements
  A transaction in which the seller     Counter-Party Risk
  of a security agrees to buy back a                                  X            X
  security at an agreed upon time
  and price, usually with interest.

  Small Company Securities
  Investments in small companies,       Small Company
  which may be less liquid and more     Investment, Market,           X            X
  volatile than investments in          and Liquidity Risk
  larger companies.

                                                     Stock Funds Prospectus   87

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust ("the Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

-------------------------------------------------------------------------------------------------------------
                                           BOARD OF TRUSTEES
-------------------------------------------------------------------------------------------------------------
                                      Supervises the Funds' activities
-------------------------------------------------------------------------------------------------------------
         INVESTMENT ADVISER                                          CUSTODIAN
-------------------------------------------------------------------------------------------------------------
   Wells Fargo Funds Management, LLC                    Wells Fargo Bank Minnesota, N.A.
   525 Market St., San Francisco, CA                    6th & Marquette, Minneapolis, MN
   Manages the Funds' investment activities             Provides safekeeping for the Funds' assets
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                         INVESTMENT SUB-ADVISERS
-------------------------------------------------------------------------------------------------------------
                                             Varies by Fund
                              Responsible for day-to-day portfolio management
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                    SHAREHOLDER
                                                   TRANSFER                          SERVICING
            ADMINISTRATOR                           AGENT                              AGENTS
-------------------------------------------------------------------------------------------------------------
      Wells Fargo Funds                       Boston Financial Data           Various Agents
      Management, LLC                         Services, Inc.
      525 Market St.                          Two Heritage Dr.
      San Francisco, CA                       Quincy, MA

      Manages the                             Maintains records               Provide
      Funds' business                         of shares and                   services to
      activities                              supervises the payment          customers
                                              of dividends
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                FINANCIAL SERVICES FIRMS AND SELLING AGENTS
-------------------------------------------------------------------------------------------------------------
                       Advise current and prospective shareholders on Fund investments
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                              SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------

88    Stock Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

     The Investment Adviser
     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. As of September 30, 2002, Funds Management and its affiliates managed over $171 billion in assets. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus.

     The Diversified Equity, Diversified Small Cap and Growth Equity Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund's average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund's investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

     Dormant Investment Advisory Arrangements
     Under the investment advisory contract for the Equity Income, Index, Large Cap Appreciation, Large Company Growth, Small Company Growth and Small Company Value Funds, Funds Management does not receive any compensation from the Funds as long as the Funds continue to invest, as they do today, substantially all of their assets in a single master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

     Under the investment advisory contract for all of the gateway Funds, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

     Each gateway fund has a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

     The Sub-Advisers
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Equity Value, Growth, International Equity and Small Cap Growth Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital

                                                     Stock Funds Prospectus   89

Organization and Management of the Funds
--------------------------------------------------------------------------------

     Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2002, Wells Capital Management managed assets aggregating in excess of $106 billion.

     Schroder Investment Management North America Inc. ("Schroder"), located at 875 Third Avenue, 22nd Floor, New York, NY 10019, is the investment sub-adviser for the Small Cap Opportunities Fund. Schroder provides investment management services to company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of September 30, 2002, Schroder managed $21 billion in assets.

     Cadence Capital Management ("Cadence"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group, L.P. ("Smith Group") and Wells Capital Management are investment subadvisers to the master portfolios in which the gateway Funds invest. In this capacity, the subadvisers are responsible for the day-to-day investment management activities of the master portfolios.

     Cadence, a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2002, Cadence managed approximately $4.1 billion in assets.

     Peregrine, a wholly owned subsidiary of Wells Fargo Bank Minnesota, N.A. located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2002, Peregrine managed approximately $8.6 billion in assets.

     Smith Group, located at 200 Crescent Court, Suite 850, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high networth individuals using a disciplined equity style. As of September 30, 2002, the Smith Group managed over $600 million in assets.

     Wells Capital Management is the sub-adviser for the Equity Income, Index, International Equity, Small Cap Basic Value and Small Cap Index Portfolios.

     The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator
     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of each Fund.

90   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Shareholder Servicing Plan
     We have a shareholder servicing plan for the Diversified Small Cap, Small Cap Growth, Small Cap Opportunities, Small Company Growth and Small Company Value Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each of these Funds pays an annual fee of 0.10% of its average daily net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                     Stock Funds Prospectus   91

Your Account
-------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Minimum Investments
     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

92   Stock Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

     . Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Funds; and

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

                                                     Stock Funds Prospectus   93

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

--------------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
--------------------------------------------------------------------------------
     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

94   Stock Funds Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares that may produce a capital gain or loss for tax purposes.

     . In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Funds, the Funds may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3-month period, or seem to be following a timing pattern.

     . You may make exchanges only between like share classes of non-money market Funds and the Service Class shares of money market Funds.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

     Contact your account representative for further details.

                                                     Stock Funds Prospectus   95

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions
     The Equity Income and Equity Value Funds make distributions of any net investment income at least quarterly and realized capital gains at least annually. All other Funds in this Prospectus make such distributions at least annually. Contact your Institution for distribution options.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes
     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized capital gains. Distributions from a Fund's ordinary income and net short-term capital gain, if any, will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If more than 50% of a Fund's total assets at the close of its taxable year consist of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro rata-portion amount of the Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect that the International Equity Fund to be eligible for this election. It is not expected that any other Funds in this Prospectus will be eligible for the election.

     If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

     Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to back-up withholding taxes.

96   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Request for Multiple Copies of Shareholder Documents
     To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.

                                                     Stock Funds Prospectus   97

Description of Master Portfolios
--------------------------------------------------------------------------------
  PORTFOLIO                           OBJECTIVE
-------------------------------------------------------------------------------

  Disciplined Growth Portfolio        The Portfolio seeks capital appreciation
                                      by investing primarily in common stocks of larger companies.

                                      The Portfolio seeks long-term capital
  Equity Income Portfolio             appreciation and above-average dividend
                                      income.

  Index Portfolio                     The Portfolio seeks to replicate the
                                      return of the S&P 500 Index.

                                      The Portfolio seeks total return, with an
  International Equity                emphasis on capital appreciation over the
  Portfolio                           long term by investing in equity
                                      securities of non-U.S. companies.

  Large Cap Appreciation              The Portfolio seeks long-term capital
  Portfolio                           appreciation.

                                      The Portfolio seeks long-term capital
  Large Company Growth                appreciation by investing primarily in
  Portfolio                           large, high-quality domestic companies
                                      that the adviser believes have superior
                                      growth potential.

  Small Cap Basic Value               The Portfolio seeks long-term capital
  Portfolio                           appreciation by investing principally in
                                      common stocks of smaller companies.

                                      The Portfolio seeks to replicate the total
  Small Cap Index                     return of the S&P Small Cap 600 Index with
  Portfolio                           minimum tracking error and to minimize
                                      transaction costs.

                                      The Portfolio seeks long-term capital
  Small Company Growth                appreciation by investing in smaller
  Portfolio                           domestic companies.

  Small Company Value                 The Portfolio seeks long-term capital
  Portfolio                           appreciation.

98    Stock Funds Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     The Portfolio invests primarily in the common stocks of companies that, in the view of adviser, possess above average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

     The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

     The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

     In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     In making investment decisions for the Portfolio, we apply a fundamentals-driven, value-oriented analysis that evaluates quantitative criteria such as operating profit levels, valuation and return on capital. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

     Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

     The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

     In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

                                                     Stock Funds Prospectus   99

Portfolio Managers
--------------------------------------------------------------------------------

     Allen J. Ayvazian
     Small Cap Growth Fund since 2003
     Mr. Ayvazian joined Wells Fargo in 1989 as a Senior Portfolio Manager for Separate Accounts and is now a co-manager of the Small Cap Growth Fund. Prior to joining Wells Fargo, he was the managing director for SAS Advisors from 1987 to 1989. He also served as a manager for institutional portfolios in previous positions with Citicorp and Bank of America. Mr. Ayvazian earned his BA in History from the University of California, Los Angeles.

     William B. Bannick, CFA
     Diversified Equity Fund since 2003
     Large Cap Appreciation Fund since 2003
     Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

     David B. Breed, CFA
     Diversified Equity Fund since 2001
     Large Cap Appreciation Fund since 2001
     Managing Director, Chief Executive Officer, Chief Investment Officer and founding partner of Cadence. He has managed separate equity accounts and has led the team of equity portfolio managers and analysts there since 1988. He earned his BA in Finance from the University of Massachusetts, and his MBA in Finance from the Wharton School of Business.

     Katherine A. Burdon, CFA
     Diversified Equity Fund since 2003
     Large Cap Appreciation Fund since 2003
     Ms. Burdon joined Cadence in 1993 where she is a Managing Director and Senior Portfolio Manager. Ms. Burdon has 19 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. She earned her BS in Biology at Stanford University and an MS in Accounting at Northeastern University. Ms. Burdon is also a Certified Public Accountant.

     Tasso H. Coin, Jr., CFA
     Diversified Equity Fund and its predecessor since 1995
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1995
     Small Company Value Fund since 2002
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Diversified Equity Fund and its predecessor since 1988
     Growth Equity Fund and its predecessor since 1989
     Large Company Growth Fund and its predecessor since 1983
     Mr.Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr.Dale had been associated with Norwest Bank and its affiliates since 1968. Mr.Dale earned his BA in Marketing from the University of Minnesota.

100  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Gary J. Dunn, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Equity Value Fund since 2002
     Mr.Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

     Gregory T. Genung, CFA
     Diversified Equity Fund since 2002
     Diversified Small Cap Fund since 2002
     Equity Index Fund since 2002
     Growth Equity Fund since 2002
     Index Fund since 2002
     Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor's degrees in finance and economics from the University of Minnesota, Duluth.

     Daniel J. Hagen
     Diversified Equity Fund since 2003
     Diversified Small Cap Fund since 2003
     Growth Equity Fund since 2003
     Small Company Growth Fund since 2003
     Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffrey, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.

     Jenny B. Jones
     Small Cap Opportunities Fund since 2003
     Ms. Jones joined Schroder in 2002 from Morgan Stanley Investment Management, where she was an Executive Director responsible for the management of several Small Cap and Small-Mid Special Value funds. Prior to Morgan Stanley, Ms. Jones worked for Oppenheimer Capital, Mutual of America, Drexel Burnham Lambert, and Shearson/American Express. She earned her bachelor's degree from Yale University and an MBA in Finance from New York University.

     Stephen M. Kensinger, CFA
     Growth Fund since 2003
     Mr. Kensinger joined Wells Capital Management in 1999. He serves as a Managing Director of Wells Capital Management and as a co-manager of the Growth Fund. He has over 10 years of accumulated experience with the firm including service from the mid 1980's through 1994 with Norwest Investment Management and at Wells Capital Management since 1999. Prior to rejoining the firm, he was principal and senior portfolio manager at Wilke/Thompson Capital Management. Mr. Kensinger earned his BS in Accounting and his MS in Finance from the University of Iowa. He is also a Certified Public Accountant.

                                                     Stock Funds Prospectus  101

Portfolio Managers
--------------------------------------------------------------------------------

     Deborah J. Meacock, CFA
     Growth Fund since 2001
     Ms.Meacock has been a portfolio manager with Wells Capital Management and Norwest Investment Management, Inc. since 1993. She is the Managing Director of the large cap growth team. As strategy leader, she oversees the fundamental analysis and portfolio construction of the Growth Fund as well as the Premier Growth style implemented in separately managed institutional accounts. Ms. Meacock earned her undergraduate degree in Education/French from Oxford University in England.

     Robert B. Mersky, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1989
     Small Company Growth Fund and its predecessor since 1984
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky had actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

     Gary E.Nussbaum, CFA
     Diversified Equity Fund and its predecessor since 1990
     Growth Equity Fund and its predecessor since 1990
     Large Company Growth Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

     Jerome "Cam" Philpott, CFA
     Small Cap Growth Fund since 2003
     Mr. Philpott joined Wells Capital Management in 2002 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. He has comanaged the Montgomery Mid Cap Fund since 2001. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his BA in Economics from Washington and Lee University and his MBA from the Darden School at the University of Virginia.

     Douglas N. Pratt, CFA
     Growth Equity Fund since 2002
     Mr. Pratt joined Wells Capital Management in 2002 as the manager of the Small Cap Basic Value Portfolio and has managed equity portfolios since 1992. Prior to joining Wells Capital Management, Mr. Pratt was a portfolio manager at Willow Capital, LLC since 1996, where he founded and managed a long/short equity hedge fund. Mr. Pratt earned his AB in English Literature at Brown University and a double MBA in finance and accounting from Columbia University.

102  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Douglas G. Pugh, CFA
     Diversified Equity Fund and its predecessor since 1997
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     Small Company Value Fund since 2001
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997,
     Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

     David L. Roberts, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Equity Value Fund since 2002
     Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

     Stephen S. Smith
     Diversified Equity Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Group.
     Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with Nations Bank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

     Paul E. von Kuster, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1989
     Small Company Growth Fund and its predecessor since 1984
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

     Laurie R. White
     Diversified Equity Fund and its predecessor since 1996
     Diversified Small Cap Fund and its predecessor since 1998
     Growth Equity Fund and its predecessor since 1998
     Index Fund and its predecessor since 1996
     Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserve Asset Management at Norwest Investment Management (since 1997) until Wells Capital Management and Norwest Investment Management combined investment management services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo indexed mutual funds, private accounts and collective trust funds. Ms. White earned her BA in Political Science from Carleton College and her MBA from the University of Minnesota.

                                                     Stock Funds Prospectus  103

Portfolio Managers
--------------------------------------------------------------------------------

     Sabrina Yih, CFA
     Diversified Equity Fund since 2001
     Growth Equity Fund since 2001
     International Equity Fund since 2001
     Ms. Yih joined Wells Capital Management from the Columbia Management Company, where she was a Portfolio Manager since December 1997. Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of Columbia International Stock Fund's largest regions. For eight years prior to that time, she was a Portfolio Manager for the International Fund for high net-worth individuals at Delphi Asset Management. Ms. Yih earned her BA in Economics from Mount Holyoke
     College, magna cum laude, in 1982, and her MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a member of the Association of Investment Management and Research (AIMR).

104  Stock Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

     American Depository Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depository Receipts and Global Depository Receipts.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     An increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Convertible Debt Securities
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Diversified
     A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to comply with these investment policies.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

                                                     Stock Funds Prospectus  105

Glossary
--------------------------------------------------------------------------------

     Gateway Fund
     A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

     Hedge
     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     Illiquid Security
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     Initial Public Offering
     The first time a company's stock is offered for sale to the public.

     Institution
     Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 1000 Index
     An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid- to large-cap index.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

106  Stock Funds Prospectus

--------------------------------------------------------------------------------

     S&P, S&P 500 Index
     Standard and Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S.Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Warrants
     The right to buy a stock at a set price for a set time.

                                                     Stock Funds Prospectus  107

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS
     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
     Call: 1-800-222-8222

     Write to:
     Wells Fargo Funds
     P.O. Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009; or
     by electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P004 (2/03)
ICA Reg. No.
811-09253
#525514

                                                                [LOGO]
                                                       Printed on Recycled Paper

              -----------------------------------------------------
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
              -----------------------------------------------------

                                                        [WELLS FARGO FUNDS LOGO]

WELLS FARGO & COMPANY 401(k) PLAN FUNDS

                                                                  --------------
                                                                    PROSPECTUS
                                                                  --------------

                         Diversified Equity Fund

                         Diversified Small Cap Fund

                         Growth Balanced Fund

                         Large Company Growth Fund

                         Moderate Balanced Fund

                         Strategic Growth Allocation Fund

                         Strategic Income Fund

                                                                February 1, 2003

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Institutional

                      [This page intentionally left blank]

Table of Contents                        Wells Fargo & Company 401(k) Plan Funds
--------------------------------------------------------------------------------

Overview                              Objectives and Principal Strategies             4

Important summary information         Summary of Important Risks                      6
about the Funds.
                                      Performance History                            10

                                      Summary of Expenses                            18

                                      Key Information                                20

---------------------------------------------------------------------------------------
The Funds                             Diversified Equity Fund                        22

Important information about           Diversified Small Cap Fund                     26
the individual Funds.
                                      Growth Balanced Fund                           30

                                      Large Company Growth Fund                      36

                                      Moderate Balanced Fund                         40

                                      Strategic Growth Allocation Fund               46

                                      Strategic Income Fund                          52

                                      Additional Strategies and
                                       General Investment Risks                      58

                                      Organization and Management
                                       of the Funds                                  63

---------------------------------------------------------------------------------------
Your Investment                       Your Account                                   66

How to open an account and              How to Buy Shares                            67
how to buy, sell and exchange
Fund shares.                            How to Sell Shares                           68

                                        Exchanges                                    69

---------------------------------------------------------------------------------------
Reference                             Other Information                              70

Additional information and            Description of Master Portfolios               72
term definitions.
                                      Portfolio Managers                             76

                                      Glossary                                       81

Wells Fargo & Company 401(k) Plan Funds Overview
--------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details. Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

  --------------------------------------------------------------------------------------------------------
  FUND                             OBJECTIVE
  --------------------------------------------------------------------------------------------------------
  Diversified Equity Fund          Seeks long-term capital appreciation with moderate annual return volatility.


  Diversified Small Cap Fund       Seeks long-term capital appreciation with moderate annual return volatility.

  Growth Balanced Fund             Seeks a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

  Large Company Growth Fund        Seeks long-term capital appreciation.


  Moderate Balanced Fund           Seeks a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed-income securities.

  Strategic Growth Allocation      Seeks capital appreciation with a secondary emphasis on current income.
  Fund

  Strategic Income Fund            Seeks a combination of current income and capital appreciation by diversifying investments in bonds, other fixed-income investments and stocks.

4    Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     The Fund is a gateway fund that invests in five different equity investment styles--index, equity income, large company, small cap and international--to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 9 master portfolios.

     The Fund is a gateway fund that invests in several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single equity investment style. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We currently invest in 3 master portfolios.

     The Fund is a gateway fund that invests in fixed-income and equity master portfolios in varying proportions, with an emphasis on equity portfolios. The Fund's "neutral" target allocation is 65% equity securities and 35% fixed income securities, and it uses "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion of the Fund uses 5 different equity styles, and the fixed-income portion of the Fund uses 3 different fixed-income styles.

     The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Fund is a gateway fund that invests in fixed-income and equity master portfolios in varying proportions, with an emphasis on fixed-income portfolios. The Fund's "neutral" target allocation is 60% fixed-income securities and 40% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion of the Fund's portfolio uses 5 different equity styles, and the fixed-income portion of the Fund's portfolio uses 4 different fixed-income styles.

     The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed-income securities. The Fund's "neutral" target allocation is 80% equity securities and 20% fixed-income securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion of the Fund's portfolio uses 5 different equity investment styles, and the fixed-income portion of the Fund's portfolio uses 3 different fixed-income investment styles.

     The Fund is a gateway fund that is designed for investors seeking to invest in fixed-income securities with limited exposure to equity securities. The Fund's "neutral" target allocation is 80% fixed-income securities and 20% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion of the Fund's portfolio uses 5 different equity investment styles, and the fixed-income portion of the Fund's portfolio uses 4 different fixed-income investment styles.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus    5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 22;

..    the "Additional Strategies and General Investment Risks" section beginning on page 58; and

..    the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
  COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------
  Equity Securities
  The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings,which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

  Small Company Securities
  Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

  Foreign Investments
  The Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

  Debt Securities
  Certain Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may

6    Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

  Debt Securities (cont'd)
  increase,which will reduce the resale value of instruments in a Fund's portfolio, including U.S.Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

----------------------------------------------------------------------------------------------------
  FUND                            SPECIFIC RISKS
----------------------------------------------------------------------------------------------------
  Diversified Equity Fund         The Fund is primarily subject to the "Equity Securities," "Foreign
                                  Investments" and "Small Company Securities" risks described under
                                  "Common Risks for the Funds" on page 6. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks. Fund assets that track the
                                  performance of an index do so whether the index rises or falls.

  Diversified Small Cap Fund      The Fund is primarily subject to the "Equity Securities" and
                                  "Small Company Securities" risks described under "Common Risks for the Funds" on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

  Growth Balanced Fund            The Fund is primarily subject to the risks described under "Common
                                  Risks for the Funds" on page 6.

  Large Company Growth Fund       The Fund is primarily subject to the "Equity Securities" and
                                  "Foreign Investments" risks described under "Common Risks for the
                                  Funds" on page 6.

  Moderate Balanced Fund          The Fund is primarily subject to the "Debt Securities," "Equity
                                  Securities" and "Foreign Investments" risks described under
                                  "Common Risks for the Funds" on page 6. The Strategic Value Bond
                                  Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus    7

Summary of Important Risks
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
  FUND                            SPECIFIC RISKS
----------------------------------------------------------------------------------------------------
  Strategic Growth Allocation     The Fund is primarily subject to the risks described under "Common
  Fund                            Risks for the Funds" on page 6.

  Strategic Income Fund           The Fund is primarily subject to the "Debt Securities" and "Equity
                                  Securities" risks described under "Common Risks for the Funds" on page 6. The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal)
                                  and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

8    Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     Diversified Equity Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '93        12.14%
     '94         0.83%
     '95        30.94%
     '96        20.43%
     '97        25.72%
     '98        22.35%
     '99        20.45%
     '00        (1.91)%
     '01       (12.46)%
     '02       (21.96)%

     Best Qtr.: Q4 '98 . 19.88%         Worst Qtr.: Q3 '02 . (19.36)%

10   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

       Average annual total returns

       for the period ended 12/31/02           1 year       5 years     10 years

       Institutional Class Returns Before
         Taxes (Incept. 11/11/94)/1/          (21.96)%      (0.25)%       8.27%

       Institutional Class Returns After
         Taxes on Distributions               (22.16)%      (1.24)%       7.33%

       Institutional Class Returns After
         Taxes on Distributions and
         Sale of Fund Shares                  (13.48)%      (0.18)%       6.86%

       S&P 500 Index (reflects no deduction
         for expenses or taxes)/2/            (22.09)%      (0.58)%       9.34%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   11

Performance History
--------------------------------------------------------------------------------

     Diversified Small Cap Fund Institutional Class Calendar Year Returns

     [GRAPHIC]

     '98       (8.60)%
     '99        9.85%
     '00       11.74%
     '01        2.08%
     '02      (14.55)%

     Best Qtr.: Q4 '01 . 17.09%         Worst Qtr.: Q3 '98 . (23.73)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through taxdeferred arrangements, such as 401(k) plans or individual retirement accounts.

       Average annual total returns

       for the period ended 12/31/02             1 year       5 years/1/

       Institutional Class Returns Before
         Taxes (Incept. 12/31/97)               (14.55)%       (0.43)%

       Institutional Class Returns After
         Taxes on Distributions                 (14.71)%       (0.85)%

       Institutional Class Returns After
         Taxes on Distributions and Sale
         of Fund Shares                          (8.79)%       (0.41)%

       Russell 2000 Index (reflects no
         deduction for expenses or taxes)       (20.48)%       (1.36)%

     /1/ The returns for the life of the Fund are the same as the 5 year returns.

12   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Growth Balanced Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '93     10.26%
     '94     (0.14)%
     '95     23.25%
     '96     14.25%
     '97     20.77%
     '98     22.45%
     '99     12.38%
     '00      7.82%
     '01     (2.94)%
     '02    (15.74)%

     Best Qtr.: Q4 '98 . 16.86%       Worst Qtr.: Q3 '02 . (15.61)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

       Average annual total returns

       for the period ended 12/31/02           1 year       5 years     10 years

       Institutional Class Returns Before
         Taxes (Incept. 11/11/94)/1/          (15.74)%       3.94%        8.55%

       Institutional Class Returns After
         Taxes on Distributions               (16.35)%       2.26%        7.09%

       Institutional Class Returns After
         Taxes on Distributions and Sale
         of Fund Shares                        (9.66)%       2.78%        6.71%

       S&P 500 Index (reflects no deduction
         for expenses or taxes)/2/            (22.09)%      (0.58)%       9.34%

       LB Aggregate Bond Index (reflects no
         deduction for expenses or taxes)/3/   10.25%        7.55%        7.51%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/  Lehman Brothers Aggregate Bond Index.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   13

Performance History
--------------------------------------------------------------------------------

     Large Company Growth Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '93    (0.36)%
     '94    (1.07)%
     '95    29.24%
     '96    25.11%
     '97    33.35%
     '98    48.01%
     '99    33.21%
     '00    (3.62)%
     '01   (21.58)%
     '02   (28.11)%

     Best Qtr.: Q4 '98 . 31.64%         Worst Qtr.: Q1 '01 . (22.83)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

       Average annual total returns

       for the period ended 12/31/02           1 year       5 years     10 years

       Institutional Class Returns Before
         Taxes (Incept. 11/11/94)/1/          (28.11)%       1.39%        8.58%

       Institutional Class Returns After
         Taxes on Distributions               (28.11)%       1.15%        8.22%

       Institutional Class Returns After
         Taxes on Distributions and Sale
         of Fund Shares                       (17.26)%       1.23%        7.31%

       S&P 500 Index (reflects no deduction
         for expenses or taxes)/2/            (22.09)%      (0.58)%       9.34%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

14   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Moderate Balanced Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '93         8.86%
     '94         0.42%
     '95        18.36%
     '96        10.11%
     '97        16.00%
     '98        16.74%
     '99         8.03%
     '00         9.52%
     '01         0.71%
     '02        (7.97)%

     Best Qtr.: Q4 '98 . 10.19%         Worst Qtr.: Q3 '02 . (9.06)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

       Average annual total returns

       for the period ended 12/31/02           1 year       5 years     10 years

       Institutional Class Returns Before
         Taxes (Incept. 11/11/94)/1/           (7.97)%       5.06%        7.78%

       Institutional Class Returns After
         Taxes on Distributions                (9.29)%       2.83%        5.93%

       Institutional Class Returns After
         Taxes on Distributions and Sale
         of Fund Shares                        (4.72)%       3.33%        5.74%

       S&P 500 Index (reflects no deduction
         for expenses or taxes)/2/            (22.09)%      (0.58)%       9.34%

       LB Aggregate Bond Index
         (reflects no deduction for expenses
         or taxes)/3/                          10.25%        7.55%        7.51%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/  Lehman Brothers Aggregate Bond Index.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   15

Performance History
--------------------------------------------------------------------------------

     Strategic Growth Allocation Fund Institutional Class Calendar Year Returns

     [GRAPHIC]

     '98            24.21%

     '99            15.59%

     '00             5.07%

     '01            (5.48)%

     '02           (19.44)%

     Best Qtr.: Q4 '98 . 20.01%         Worst Qtr.: Q3 '02 . (18.70)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

       Average annual total returns

                                                                         Life of
       for the period ended 12/31/02           1 year       5 years       Fund

       Institutional Class Returns Before
         Taxes (Incept. 12/02/97)             (19.44)%       2.73%        2.72%

       Institutional Class Returns After
         Taxes on Distributions               (19.89)%       2.10%        2.08%

       Institutional Class Returns After
         Taxes on Distributions and Sale
         of Fund Shares                       (11.93)%       2.00%        1.99%

       S&P 500 Index (reflects no deduction
         for expenses or taxes)/1/            (22.09)%      (0.58)%      (0.23)%

       LB Aggregate Bond Index (reflects no
         deduction for expenses or taxes)/2/   10.25%        7.55%        7.62%

     /1/  S&P 500 is a registered trademark of Standard & Poor's.
     /2/  Lehman Brothers Aggregate Bond Index.

16   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Strategic Income Fund Institutional Class Calendar Year Returns/1/

     '93       7.77%
     '94       0.49%
     '95      15.11%
     '96       7.99%
     '97      13.23%
     '98      12.44%
     '99       4.44%
     '00      10.22%
     '01       3.29%
     '02      (1.48)%

     Best Qtr.: Q2 '97 . 6.21%          Worst Qtr.: Q3 '02 . (3.36)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

       Average annual total returns

       for the period ended 12/31/02           1 year       5 years     10 years

       Institutional Class Return Before
         Taxes (Incept. 11/11/94)/1/           (1.48)%       5.66%        7.22%

       Institutional Class Returns After
         Taxes on Distributions                (2.76)%       3.50%        5.35%

       Institutional Class Returns After
         Taxes on Distributions and Sale
         of Fund Shares                        (0.85)%       3.64%        5.11%

       S&P 500 Index (reflects no deduction
         for expenses or taxes)/2/            (22.09)%      (0.58)%       9.34%

       LB Aggregate Bond Index (reflects no
         deduction for expenses or taxes)/3/   10.25%        7.55%        7.51%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/  Lehman Brothers Aggregate Bond Index.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   17

Wells Fargo & Company 401(k) Plan Funds
--------------------------------------------------------------------------------

  These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

-------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------
                                                                                        All Funds
-------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases (as a percentage of offering price)    None

  Maximum deferred sales charge (load) (as a percentage of the lower of the
  net asset value ("NAV") at purchase or the NAV at redemption)                           None
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/
---------------------------------------------------------------------------------------------------
                                         Diversified   Diversified         Growth          Large
                                           Equity       Small Cap         Balanced        Company
                                            Fund          Fund              Fund        Growth Fund
---------------------------------------------------------------------------------------------------
  Management Fees                           0.88%         0.99%             0.83%          0.75%
  Distribution (12b-1) Fees                 0.00%         0.00%             0.00%          0.00%
  Other Expenses/2/                         0.26%         0.39%             0.22%          0.28%
---------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.14%         1.38%             1.05%          1.03%
---------------------------------------------------------------------------------------------------
  Fee Waivers                               0.14%         0.18%             0.10%          0.08%
---------------------------------------------------------------------------------------------------
  NET EXPENSES/3/                           1.00%         1.20%             0.95%          0.95%
---------------------------------------------------------------------------------------------------

                                                        Strategic
                                          Moderate       Growth           Strategic
                                          Balanced     Allocation          Income
                                            Fund          Fund              Fund
---------------------------------------------------------------------------------------------------
  Management Fees                           0.80%         0.85%             0.77%
  Distribution (12b-1) Fees                 0.00%         0.00%             0.00%
  Other Expenses/2/                         0.22%         0.23%             0.23%
---------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.02%         1.08%             1.00%
---------------------------------------------------------------------------------------------------
  Fee Waivers                               0.12%         0.08%             0.15%
---------------------------------------------------------------------------------------------------
  NET EXPENSES/3/                           0.90%         1.00%             0.85%
---------------------------------------------------------------------------------------------------

/1/ Expenses for gateway funds include expenses allocated from the master portfolios in which each such fund invests.
/2/ Other expenses may include expenses payable to affiliates of Wells Fargo &
    Company.
/3/ The adviser has committed through January 31, 2004 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

18   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

  This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

  You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

  ------------------------------------------------------------------------------
                             Diversified  Diversified    Growth        Large
                               Equity      Small Cap    Balanced      Company
                                Fund         Fund         Fund      Growth Fund
  ------------------------------------------------------------------------------
   1 YEAR                    $      102   $      122   $       97   $       97
   3 YEARS                   $      348   $      419   $      324   $      320
   5 YEARS                   $      614   $      738   $      570   $      561
  10 YEARS                   $    1,374   $    1,642   $    1,274   $    1,252
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
                                                        Strategic
                                            Moderate      Growth      Strategic
                                             Balance    Allocation     Income
                                              Fund         Fund         Fund
  ------------------------------------------------------------------------------
   1 YEAR                                  $       92   $      102   $       87
   3 YEARS                                 $      313   $      336   $      303
   5 YEARS                                 $      552   $      588   $      538
  10 YEARS                                 $    1,237   $    1,310   $    1,211
  ------------------------------------------------------------------------------

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   19

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust") or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.
     ---------------------------------------------------------------------------

     Master/Gateway(SM) Structure
     Some of the Funds in this Prospectus are gateway funds in a Master/Gateway(SM) structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolio(s). Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.
     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.
     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.
     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.
     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

20   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Diversified Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 9 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest at least 80% of the Fund's assets in equity securities, using a combination of 5 different equity investment styles--index, equity income, large company, small cap, and international--for the Fund's investments. We allocate the assets dedicated to large company investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios and the assets allocated to international investments to 1 Portfolio.
     ---------------------------------------------------------------------------

     Portfolio Allocation
     Under normal circumstances, the master portfolio allocations for the Fund are as follows:

     Investment Style/Portfolios               Allocation

     Equity Income Portfolio                   25%
     Index Portfolio                           25%
     Large Company Style                       25%
            Disciplined Growth Portfolio                   2.5%
            Large Cap Appreciation Portfolio               2.5%
            Large Company Growth Portfolio                  20%
     Small Cap Style                           10%
            Small Cap Index Portfolio                     3.33%
            Small Company Growth Portfolio                3.33%
            Small Company Value Portfolio                 3.33%
     International Style                       15%
            International Equity Portfolio                  15%
     TOTAL FUND ASSETS                        100%

22   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 72 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 76 for the professional summaries for these managers.

     Master Portfolio                 Sub-Adviser                    Portfolio Manager(s)
     Disciplined Growth               Smith                          Stephen S. Smith, CFA
     Equity Income                    Wells Capital Management       David L. Roberts, CFA and
                                                                     Gary J. Dunn, CFA
     Index                            Wells Capital Management       Laurie R. White and
                                                                     Gregory T. Genung, CFA
     International Equity             Wells Capital Management       Sabrina Yih, CFA
     Large Cap Appreciation           Cadence                        David B. Breed, CFA;
                                                                     William B. Bannick, CFA and
                                                                     Katherine A. Burdon, CFA
     Large Company Growth             Peregrine                      John S. Dale, CFA and
                                                                     Gary E.Nussbaum, CFA
     Small Cap Index                  Wells Capital Management       Laurie R. White and
                                                                     Gregory T. Genung, CFA
     Small Company Growth             Peregrine                      Robert B.Mersky, CFA;
                                                                     Paul E. von Kuster, CFA and
                                                                     Daniel J. Hagen, CFA
     Small Company Value              Peregrine                      Tasso H. Coin, Jr., CFA and
                                                                     Douglas G. Pugh, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities," "Foreign Investments" and "Small Company Securities," risks described under "Common Risks for the Funds" on page 6. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Stocks of small and medium-sized companies purchased for this Fund may be more volatile and less liquid than those of large company stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 58. These considerations are all important to your investment choice.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   23

Diversified Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

----------------------------------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------
                                                                     INSTITUTIONAL CLASS SHARES--COMMENCED
                                                                     ON NOVEMBER 11, 1994
                                                                     -------------------------------------
  For the period ended:                                               Sept. 30,        Sept. 30,
                                                                         2002            2001
                                                                     -------------------------------------
  Net asset value, beginning of period                               $      36.38     $      52.72

  Income from investment operations:
    Net investment income (loss)                                             0.18/6/          0.15
    Net realized and unrealized gain (loss) on investments                  (6.87)          (11.70)

  Total from investment operations                                          (6.69)          (11.55)

  Less distributions:
    Dividends from net investment income                                    (0.23)           (0.17)
    Distributions from net realized gain                                    (0.42)           (4.62)

  Total distributions                                                       (0.65)           (4.79)

  Net asset value, end of period                                     $      29.04     $      36.38

  Total return/3/                                                          (18.86)%         (23.95)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                                 $  1,014,998     $  1,398,810

  Ratios to average net assets/7/:
    Ratio of expenses to average net assets/2/                               1.00%            1.00%
    Ratio of net investment income (loss) to average
     net assets                                                              0.47%            0.38%

  Portfolio turnover/4/                                                        30%              34%

  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses/2/,/5/,/7/                                            1.14%            1.07%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Calculated based upon average shares outstanding.
/7/  Ratios shown for periods of less than one year are annualized.

24   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

          Sept. 30,         Sept. 30,         May 31,          May 31,
            2000             1999/1/           1999             1998
--------------------------------------------------------------------------------
         $      48.00     $      48.25     $      43.06     $      36.50


                 0.18             0.04             0.22             0.22
                 7.37            (0.29)            6.15             8.94

                 7.55            (0.25)            6.37             9.16


                (0.16)            0.00            (0.20)           (0.27)
                (2.67)            0.00            (0.98)           (2.33)

                (2.83)            0.00            (1.18)           (2.60)

         $      52.72     $      48.00     $      48.25     $      43.06

                15.99%           (0.52)%          15.08%           26.12%


         $  1,938,206     $  1,902,474     $  1,629,191     $  1,520,343


                 1.00%            1.00%            1.00%            1.00%

                 0.31%            0.44%            0.47%            0.60%

                   38%              13%              35%              23%


                 1.10%            1.18%            1.17%            1.13%

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   25

Diversified Small Cap Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small-capitalization equity investment styles.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small-capitalization equity securities. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio.

     We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. We currently invest in 3 master portfolios.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Portfolio Allocation
     Under normal circumstances, the master portfolio allocations for the Fund are as follows:

     Investment Style/Portfolios              Allocation

     Small Cap Index Portfolio                  33.33%
     Small Company Growth Portfolio             33.33%
     Small Company Value Portfolio              33.33%
     TOTAL FUND ASSETS                            100%

26   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 72 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 76 for the professional summaries for these managers.

     Master Portfolio                 Sub-Adviser                      Portfolio Manager(s)
     Small Cap Index                  Wells Capital Management         Laurie R. White and
                                                                       Gregory T. Genung, CFA

     Small Company Growth             Peregrine                        Robert B. Mersky, CFA;
                                                                       Paul E. von Kuster, CFA and
                                                                       Daniel J. Hagen, CFA

     Small Company Value              Peregrine                        Tasso H. Coin, Jr., CFA and
                                                                       Douglas G. Pugh, CFA
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 58. These considerations are all important to your investment choice.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   27

Diversified Small Cap Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

---------------------------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
---------------------------------------------------------------------------------------------------
                                                                     INSTITUTIONAL CLASS SHARES--
                                                                     COMMENCED ON DECEMBER 31, 1997
                                                                     ------------------------------
                                                                      Sept. 30,        Sept. 30,
  For the period ended:                                                 2002             2001
                                                                     ------------------------------
  Net asset value, beginning of period                               $       9.18     $      11.18

  Income from investment operations:
    Net investment income (loss)                                            (0.02)            0.01
    Net realized and unrealized gain (loss) on investments                  (0.34)           (1.34)

  Total from investment operations                                          (0.36)           (1.33)

  Less distributions:
    Dividends from net investment income                                     0.00            (0.01)
    Distributions from net realized gain                                    (0.12)           (0.66)

  Total distributions                                                       (0.12)           (0.67)

  Net asset value, end of period                                     $       8.70     $       9.18

  Total return/4/                                                           (4.17)%         (12.52)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                                 $    192,987     $    138,795

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/                               1.20%            1.20%
    Ratio of net investment income (loss) to average net assets             (0.24)%           0.13%

  Portfolio turnover/3/                                                        93%             113%

  Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses/2/,/5/,/6/                                            1.38%            1.28%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

28   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Sept. 30,        Sept 30,         May 31,           May 31,
            2000           1999/1/           1999              1998
--------------------------------------------------------------------------------
       $         9.02   $       8.99     $      10.52     $      10.00


                 0.00          (0.01)            0.00             0.00
                 2.16           0.04            (1.53)            0.52

                 2.16           0.03            (1.53)            0.52


                 0.00           0.00             0.00             0.00
                 0.00           0.00             0.00             0.00


                 0.00           0.00             0.00             0.00

       $        11.18   $       9.02     $       8.99     $      10.52

                23.95%          0.33%          (14.54)%           5.20%


       $      115,700   $     67,459     $     60,261     $     12,551


                 1.20%          1.20%            1.20%            1.21%

                 0.05%         (0.18)%          (0.05)%           0.25%

                  121%            39%             112%              93%


                 1.39%          1.59%            1.65%            2.65%

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   29

Growth Balanced Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in fixed-income and equity master portfolios in varying proportions, with an emphasis on equity portfolios. The Fund's "neutral" target allocation is 65% equity securities and 35% fixed-income securities, and it uses a "multi-style approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment. We currently invest in 12 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed-income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.
     ---------------------------------------------------------------------------

     Permitted Investments
     We invest the equity portion of the portfolio in 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed-income portion of the portfolio in 3 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments.

     The percentage of Fund assets that we invest in different master portfolios may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund's total assets in fixed-income securities. When market conditions are not "normal," as determined by the model, the Fund's target allocation may be as low as 20% in fixed-income securities, and those conditions may last for extended periods of time.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Target Allocations

                          Neutral Target Allocation   Target Allocation Ranges

     Equity Styles                   65%                       50-80%

     Fixed-Income Styles             35%                       20-50%

30   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     The Fund's "neutral" portfolio allocations are as follows:

     Investment Style/Portfolios                   Allocation

     Diversified Equity Style                       65%
          Equity Income Portfolio                          16.25%
          Index Portfolio                                  16.25%
          Large Company Style                              16.25%
               Disciplined Growth Portfolio                          1.625%
               Large Cap Appreciation Portfolio                      1.625%
               Large Company Growth Portfolio                         13.0%
          Small Cap Style                                    6.5%
               Small Cap Index Portfolio                             2.167%
               Small Company Growth Portfolio                        2.167%
               Small Company Value Portfolio                         2.167%
          International Style                                9.75%
               International Equity Portfolio                         9.75%
     Diversified Bond Style                         35%
          Managed Fixed Income Portfolio                    17.5%
          Strategic Value Bond Portfolio                    5.85%
          Tactical Maturity Bond Portfolio                 11.65%

     TOTAL FUND ASSETS                             100%
     ---------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 72 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 76 for the professional summaries for these managers.

     Master Portfolio           Sub-Adviser                   Portfolio Manager(s)
     Disciplined Growth         Smith                         Stephen S. Smith, CFA
     Equity Income              Wells Capital Management      David L. Roberts, CFA and
                                                              Gary J. Dunn, CFA
     Index                      Wells Capital Management      Laurie R. White and
                                                              Gregory T. Genung, CFA
     International Equity       Wells Capital Management      Sabrina Yih, CFA
     Large Cap Appreciation     Cadence                       David B. Breed, CFA;
                                                              William B. Bannick, CFA and
                                                              Katherine A. Burdon, CFA
     Large Company Growth       Peregrine                     John S. Dale, CFA and
                                                              Gary E. Nussbaum, CFA
     Managed Fixed Income       Galliard                      Richard Merriam, CFA and
                                                              Ajay Mirza, CFA
     Small Cap Index            Wells Capital Management      Laurie R. White and
                                                              Gregory T. Genung, CFA
     Small Company Growth       Peregrine                     Robert B. Mersky, CFA;
                                                              Paul E. von Kuster, CFA and
                                                              Daniel J. Hagen, CFA
     Small Company Value        Peregrine                     Tasso H. Coin, Jr., CFA and
                                                              Douglas G. Pugh, CFA
     Strategic Value Bond       Galliard                      Richard Merriam, CFA, and
                                                              John Huber, CFA
     Tactical Maturity Bond     Peregrine                     William D. Giese, CFA and
                                                              Jay H. Strohmaier

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  31

Growth Balanced Fund
--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 58. These considerations are all important to your investment choice.

32   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Growth Balanced Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

  ------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
  ------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS SHARES--
                                                  COMMENCED ON NOVEMBER 11, 1994
                                                  ------------------------------
                                                      Sept. 30,     Sept. 30,
  For the period ended:                                 2002          2001
                                                  ------------------------------
  Net asset value, beginning of period            $      27.33    $     32.91

  Income from investment operations:
  Net investment income (loss)                            0.44           0.57
  Net realized and unrealized gain (loss)
    on investments                                       (3.65)         (3.43)

  Total from investment operations                       (3.21)         (2.86)

  Less distributions:
  Dividends from net investment income                   (0.29)         (0.69)
  Distributions from net realized gain                   (1.18)         (2.03)

  Total distributions                                    (1.47)         (2.72)

  Net asset value, end of period                  $      22.65    $     27.33

  Total return/4/                                       (12.85)%        (9.59)%

  Ratios/supplemental data:
  Net assets, end of period (000s)                $  1,075,256    $ 1,164,850

  Ratios to average net assets/6/:
  Ratio of expenses to average net assets/2/              0.93%          0.93%
  Ratio of net investment income (loss) to
    average net assets                                    1.80%          2.16%

  Portfolio turnover/3/                                     48%            60%

  Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses/2/,/5/,/6/                                   1.05%          0.97%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios shown for periods of less than one year are annualized.

34   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

---------------------------------------------------------------------
        Sept. 30        Sept. 30          May 31,        May 31,
          2000           1999/1/           1999           1998
---------------------------------------------------------------------

      $     30.86    $      30.93     $      28.06    $     24.77


             0.69            0.19             0.60           0.58

             3.79           (0.26)            3.88           4.52

             4.48           (0.07)            4.48           5.10


            (0.62)           0.00            (0.58)         (0.60)
            (1.81)           0.00            (1.03)         (1.21)

            (2.43)           0.00            (1.61)         (1.81)

      $     32.91    $      30.86     $      30.93    $     28.06

            15.14%          (0.23)%          16.38%          1.40%


      $ 1,065,362    $    905,789     $    850,503    $   665,758


             0.93%           0.93%            0.93%          0.93%

             2.23%           2.05%            2.16%          2.38%

               56%             11%              49%            46%


             1.01%           1.14%            1.13%          1.09%

                           Wells Fargo & Company 401(k) Plan Funds Prospectus 35

Large Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that we believe have superior growth potential.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and investment strategies.

     In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

     . up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 58. These considerations are all important to your investment choice.

36   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

------------------------------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------
                                                                 INSTITUTIONAL CLASS SHARES--COMMENCED
                                                                 ON NOVEMBER 11, 1994
                                                                 -------------------------------------
                                                                  Sept. 30,        Sept. 30,
  For the period ended:                                             2002             2001
                                                                 -------------------------------------
  Net asset value, beginning of period                           $      42.06     $      70.71

  Income from investment operations:
    Net investment income (loss)                                        (0.21)           (0.24)
    Net realized and unrealized gain (loss) on investments              (9.20)          (27.53)

  Total from investment operations                                      (9.41)          (27.77)

  Less distributions:
    Dividends from net investment income                                 0.00             0.00
    Distributions from net realized gain                                 0.00            (0.84)
    Distributions in excess of realized gain                             0.00            (0.04)

  Total distributions                                                    0.00            (0.88)

  Net asset value, end of period                                 $      32.65     $      42.06

  Total return/4/                                                      (22.37)%         (39.73)%

  Ratios/supplemental data:
    Net assets, end of period (000s)                             $  1,038,491     $  1,066,607

  Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/                           1.00%            0.97%
    Ratio of net investment income (loss) to average
     net assets                                                         (0.56)%          (0.48)%

  Portfolio turnover/3/                                                    18%              13%

  Ratio of expenses to average net assets prior to waived fees
   and reimbursed expenses/2/,/5/,/6/                                    1.03%            0.97%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

38   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Sept. 30,        Sept. 30,         May 31,          May 31,
             2000            1999/1/           1999             1998
--------------------------------------------------------------------------------
         $      54.60     $      54.67     $      39.94     $      32.63


                (0.30)           (0.07)           (0.17)           (0.11)
                18.01             0.00            15.95            10.20

                17.71            (0.07)           15.78            10.09


                 0.00             0.00             0.00             0.00
                (1.60)            0.00            (1.05)           (2.78)
                 0.00             0.00             0.00             0.00

                (1.60)            0.00            (1.05)           (2.78)

         $      70.71     $      54.60     $      54.67     $      39.94

                32.74%           (0.13)%          39.96%           32.29%


         $  1,532,428     $    801,943     $    645,385     $    232,499


                 1.00%            1.00%            1.00%            1.00%

                (0.53)%          (0.38)%          (0.49)%          (0.36)%

                    9%               5%              28%              13%


                 1.02%            1.04%            1.09%            1.03%

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   39

Moderate Balanced Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed-income securities.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in fixed-income and equity master portfolios in varying proportions, with an emphasis on fixed-income portfolios. The Fund's "neutral" target allocation is 60% fixed-income securities and 40% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment. We currently invest in 13 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed-income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.
     ---------------------------------------------------------------------------

     Permitted Investments
     The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed-income portion of the Fund's portfolio uses 4 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund.

     The percentage of Fund assets that we invest in different styles may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund's total assets in fixed-income securities.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Target Allocations

                            Neutral Target Allocation   Target Allocation Ranges

     Equity Styles                     40%                       30-50%

     Fixed-Income Styles               60%                       50-70%

40   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     The Fund's "neutral" portfolio allocations are as follows:

     Investment Style/Portfolios               Allocation

     Diversified Bond Style                    60%
       Managed Fixed Income Portfolio                         22.5%
       Stable Income Portfolio                                15.0%
       Strategic Value Bond Portfolio                          7.5%
       Tactical Maturity Bond Portfolio                       15.0%
     Diversified Equity Style                  40%
          Equity Income Portfolio                       10%
          Index Portfolio                               10%
          Large Company Style                           10%
              Disciplined Growth Portfolio                       1%
              Large Cap Appreciation Portfolio                   1%
              Large Company Growth Portfolio                     8%
          Small Cap Style                                4%
              Small Cap Index Portfolio                       1.33%
              Small Company Growth Portfolio                  1.33%
              Small Company Value Portfolio                   1.33%
          International Style                            6%
              International Equity Portfolio                   6.0%
     TOTAL FUND ASSETS                        100%

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   41

Moderate Balanced Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 72 for the objective and principal strategies of these portfolios, and the "Portfolio Managers" section on page 76 for the professional summaries for these managers.

     Master Portfolio              Sub-Adviser                   Portfolio Manager(s)
     Disciplined Growth            Smith                         Stephen S. Smith, CFA
     Equity Income                 Wells Capital Management      David L. Roberts, CFA and
                                                                 Gary J. Dunn, CFA
     Index                         Wells Capital Management      Laurie R. White and
                                                                 Gregory T. Genung, CFA
     International Equity          Wells Capital Management      Sabrina Yih, CFA
     Large Cap Appreciation        Cadence                       David B. Breed, CFA;
                                                                 William B. Bannick, CFA and
                                                                 Katherine A. Burdon, CFA
     Large Company Growth          Peregrine                     John S. Dale, CFA and
                                                                 Gary E. Nussbaum, CFA
     Managed Fixed Income          Galliard                      Richard Merriam, CFA and
                                                                 Ajay Mirza, CFA
     Small Cap Index               Wells Capital Management      Laurie R. White and
                                                                 Gregory T. Genung, CFA
     Small Company Growth          Peregrine                     Robert B. Mersky, CFA;
                                                                 Paul E. von Kuster, CFA and
                                                                 Daniel J. Hagen, CFA
     Small Company Value           Peregrine                     Tasso H. Coin, Jr., CFA and
                                                                 Douglas G. Pugh, CFA
     Stable Income                 Galliard                      John Huber, CFA
     Strategic Value Bond          Galliard                      Richard Merriam, CFA and
                                                                 John Huber, CFA
     Tactical Maturity Bond        Peregrine                     William D. Giese, CFA and
                                                                 Jay H. Strohmaier
     -----------------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Debt Securities," "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6.

     The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 58. These considerations are all important to your investment choice.

42   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Moderate Balanced Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS SHARES--
                                                  COMMENCED ON NOVEMBER 11, 1994
                                                  ------------------------------
                                                   Sept. 30,      Sept. 30,
    For the period ended:                             2002          2001
                                                  ------------------------------
    Net asset value, beginning of period          $     22.29    $      24.83

    Income from investment operations:
      Net investment income (loss)                       0.56            0.76
      Net realized and unrealized gain (loss)
       on investments                                   (1.80)          (1.17)

    Total from investment operations                    (1.24)          (0.41)

    Less distributions:
      Dividends from net investment income              (0.54)          (0.87)
      Distributions from net realized gain              (1.04)          (1.26)

    Total distributions                                 (1.58)          (2.13)

    Net asset value, end of period                $     19.47    $      22.29

    Total return/4/                                     (6.35)%         (1.98)%

    Ratios/supplemental data:
      Net assets, end of period (000s)            $   459,248    $    519,931

    Ratios to average net assets/6/:
      Ratio of expenses to average net assets/2/         0.88%           0.88%
      Ratio of net investment income (loss) to
       average net assets                                2.55%           3.37%

    Portfolio turnover/3/                                  61%             69%

    Ratio of expenses to average net assets
     prior to waived fees and reimbursed
     expenses/2/,/5/,/6/                                 1.02%           0.93%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

44   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Sept. 30,      Sept. 30,       May 31,         May 31,
                       2000          1999/1/         1999            1998
--------------------------------------------------------------------------------
                   $      24.18    $     24.14    $     22.98    $      21.59


                           0.94           0.26           0.75            0.80

                           1.79          (0.22)          1.94            2.72

                           2.73           0.04           2.69            3.52


                          (0.83)          0.00          (0.75)          (0.86)
                          (1.25)          0.00          (0.78)          (1.27)

                          (2.08)          0.00          (1.53)          (2.13)

                   $      24.83    $     24.18    $     24.14    $      22.98

                          11.98%          0.17%         12.02%          17.04%


                   $    524,214    $   546,570    $   527,693    $    464,384


                           0.88%          0.88%          0.88%           0.88%

                           3.58%          3.37%          3.26%           3.57%

                             58%            11%            53%             54%


                           0.96%          1.09%          1.09%           1.05%

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   45

Strategic Growth Allocation Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Strategic Growth Allocation Fund seeks to provide capital appreciation with a secondary emphasis on current income.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed-income securities. The Fund's "neutral" target allocation is 80% equity securities and 20% fixed-income securities, and it uses a "multi-style approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment. We currently invest in 12 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed-income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.
     ---------------------------------------------------------------------------

     Permitted Investments
     The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed-income portion of the Fund's portfolio uses 3 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund.

     The percentage of the Fund's assets that we invest in different styles may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Target Allocations

                         Neutral Target Allocation     Target Allocation Ranges

     Equity Styles                   80%                         65-95%

     Fixed-Income Styles             20%                          5-35%

46   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     The Fund's "neutral" portfolio allocations are as follows:

     Investment Style/Portfolios                  Allocation

     Diversified Equity Style                     80%
          Equity Income Portfolio                       20%
          Index Portfolio                               20%
          Large Company Style                           20%
               Disciplined Growth Portfolio                    2%
               Large Cap Appreciation Portfolio                2%
               Large Company Growth Portfolio                 16%
          Small Cap Style                                8%
               Small Cap Index Portfolio                    2.67%
               Small Company Growth Portfolio               2.67%
               Small Company Value Portfolio                2.66%
          International Style                           12%
               International Equity Portfolio               12.0%
     Diversified Bond Style                       20%
          Managed Fixed-Income Portfolio              10.0%
          Strategic Value Bond Portfolio              3.33%
          Tactical Maturity Bond Portfolio            6.67%

     TOTAL FUND ASSETS                           100%

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   47

Strategic Growth Allocation Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 72 for the objective and principal strategies for each portfolio, and the "Portfolio Managers" section on page 76 for the professional summaries for these managers.

     Master Portfolio         Sub-Adviser               Portfolio Manager(s)
     Disciplined Growth       Smith                     Stephen S. Smith, CFA
     Equity Income            Wells Capital Management  David L. Roberts, CFA and
                                                        Gary J. Dunn
     Index                    Wells Capital Management  Laurie R. White and
                                                        Gregory T. Genung, CFA
     International Equity     Wells Capital Management  Sabrina Yih, CFA
     Large Cap Appreciation   Cadence                   David B. Breed, CFA;
                                                        William B. Bannick, CFA and
                                                        Katherine A. Burdon, CFA
     Large Company Growth     Peregrine                 John S. Dale, CFA and
                                                        Gary E. Nussbaum, CFA
     Managed Fixed-Income     Galliard                  Richard Merriam, CFA and
                                                        Ajay Mirza, CFA
     Small Cap Index          Wells Capital Management  Laurie R. White and
                                                        Gregory T. Genung, CFA
     Small Company Growth     Peregrine                 Robert B. Mersky, CFA;
                                                        Paul E. von Kuster, CFA and
                                                        Daniel J. Hagen, CFA
     Small Company Value      Peregrine                 Tasso H. Coin, Jr., CFA and
                                                        Douglas G. Pugh, CFA
     Strategic Value Bond     Galliard                  Richard Merriam, CFA and
                                                        John Huber, CFA
     Tactical Maturity Bond   Peregrine                 William D. Giese, CFA and
                                                        Jay H. Strohmaier
     ------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 58. These considerations are all important to your investment choice.

48   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Strategic Growth Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS SHARES--
                                                  COMMENCED ON DECEMBER 2, 1997
                                                  ------------------------------
                                                     Sept. 30,      Sept. 30,
    For the period ended:                              2002           2001
                                                  ------------------------------
    Net asset value, beginning of period          $       12.02   $      14.78

    Income from investment operations:
      Net investment income (loss)                         0.13           0.17
      Net realized and unrealized gain (loss)
       on investments                                     (2.03)         (2.29)

    Total from investment operations                      (1.90)         (2.12)

    Less distributions:
      Dividends from net investment income                (0.11)         (0.17)
      Distributions from net realized gain                (0.10)         (0.47)

    Total distributions                                   (0.21)         (0.64)

    Net asset value, end of period                $        9.91   $      12.02

    Total return/4/                                      (16.22)%       (14.97)%

    Ratios/supplemental data:
      Net assets, end of period (000s)            $      78,673   $     82,908

    Ratios to average net assets/6/:
      Ratio of expenses to average net assets/2/           1.00%          1.00%
      Ratio of net investment income (loss) to
       average net assets                                  1.20%          1.37%

    Portfolio turnover/3/                                    40%            49%

    Ratio of expenses to average net assets
     prior to waived fees and reimbursed
     expenses/2/,/5/,/6/                                   1.08%          1.03%


/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

50   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

       Sept. 30,       Sept. 30,         May 31,          May 31,
         2000           1999/1/           1999             1998
--------------------------------------------------------------------
    $       12.89    $       12.93    $       11.04    $      10.00


             0.18             0.02             0.15            0.06

             1.85            (0.06)            1.83            0.99

    $        2.03            (0.04)            1.98            1.05


            (0.12)            0.00            (0.09)          (0.01)
            (0.02)            0.00             0.00            0.00

            (0.14)            0.00            (0.09)          (0.01)

    $       14.78    $       12.89    $       12.93    $      11.04

            15.82%           (0.31)%          17.98%          10.55%


    $      90,334    $      65,011    $      31,975    $      8,872


             1.00%            1.00%            1.00%           1.00%

             1.40%            1.36%            1.34%           1.58%

               48%              12%              43%             36%


             1.17%            1.24%            1.36%           2.29%

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   51

Strategic Income Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed-income investments, and stocks.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that is designed for investors seeking to invest in fixed-income securities with limited exposure to equity securities. The Fund's "neutral" target allocation is 80% fixed-income securities and 20% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment. We currently invest in 13 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed-income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.
     ---------------------------------------------------------------------------

     Permitted Investments
     The fixed-income portion of the Fund's portfolio uses 4 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments. The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. Under normal circumstances, we invest at least 80% of the Fund's assets in income-producing securities.

     The percentage of the Fund's assets that we invest in different styles may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Target Allocations

                           Neutral Target Allocation    Target Allocation Ranges

     Equity Styles                   20%                         15-25%

     Fixed-Income Styles             80%                         75-85%

52   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     The Fund's "neutral" portfolio allocations are as follows:

     Investment Style/Portfolios                          Allocation

     Diversified Bond Style                                80%
          Managed Fixed Income Portfolio                       27.5%
          Stable Income Portfolio                                25%
          Strategic Value Bond Portfolio                       9.18%
          Tactical Maturity Bond Portfolio                    18.32%
     Diversified Equity Style                              20%
          Equity Income Portfolio                                 5%
          Index Portfolio                                         5%
          Large Company Style                                     5%
               Disciplined Growth Portfolio                          0.50%
               Large Cap Appreciation Portfolio                      0.50%
               Large Company Growth Portfolio                           4%
          Small Cap Style                                         2%
               Small Cap Index Portfolio                             0.67%
               Small Company Growth Portfolio                        0.67%
               Small Company Value Portfolio                         0.66%
          International Style                                     3%
               International Equity Portfolio                           3%
     TOTAL FUND ASSETS                                    100%

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   53

Strategic Income Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 72 for the objective and principal strategies for each Fund, and the "Portfolio Managers" section on page 76 for the professional summaries for these managers.

     Master Portfolio          Sub-Adviser                   Portfolio Manager(s)
     Disciplined Growth        Smith                         Stephen S. Smith, CFA
     Equity Income             Wells Capital Management      David L. Roberts, CFA and
                                                             Gary J. Dunn, CFA
     Index                     Wells Capital Management      Laurie R. White and
                                                             Gregory T. Genung, CFA
     International Equity      Wells Capital Management      Sabrina Yih, CFA
     Large Cap Appreciation    Cadence                       David B. Breed, CFA;
                                                             William B. Bannick, CFA and
                                                             Katherine A. Burdon, CFA
     Large Company Growth      Peregrine                     John S. Dale, CFA and
                                                             Gary E. Nussbaum, CFA
     Managed Fixed Income      Galliard                      Richard Merriam, CFA and
                                                             Ajay Mirza, CFA
     Small Cap Index           Wells Capital Management      Laurie R. White and
                                                             Gregory T. Genung, CFA
     Small Company Growth      Peregrine                     Robert B. Mersky, CFA;
                                                             Paul E. von Kuster, CFA and
                                                             Daniel J. Hagen
     Small Company Value       Peregrine                     Tasso H. Coin, Jr., CFA and
                                                             Douglas G. Pugh, CFA
     Stable Income             Galliard                      John Huber, CFA
     Strategic Value Bond      Galliard                      Richard Merriam, CFA and
                                                             John Huber, CFA
     Tactical Maturity Bond    Peregrine                     William D. Giese, CFA and
                                                             Jay H. Strohmaier
     ----------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Debt Securities and "Equity Securities" risks described under "Common Risks for the Funds" on page 6.

     The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher rated securities.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" beginning on page 58. These considerations are all important to your investment choice.

54   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Strategic Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
   FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS SHARES--
                                                COMMENCED ON NOVEMBER 11, 1994
                                                --------------------------------
                                                      Sept. 30,    Sept. 30,
   For the period ended:                                2002          2001
                                                --------------------------------
   Net asset value, beginning of period               $   19.92    $   20.44

   Income from investment operations:
   Net investment income (loss)                            0.61         0.84
   Net realized and unrealized gain (loss)
    on investments                                        (0.75)       (0.06)

   Total from investment operations                       (0.14)        0.78

   Less distributions:
   Dividends from net investment income                   (0.78)       (0.93)
   Distributions from net realized gain                   (0.58)       (0.37)

   Total distributions                                    (1.36)       (1.30)

   Net asset value, end of period                     $   18.42    $   19.92

   Total return/4/                                        (0.89)%       3.89%

   Ratios/supplemental data:
     Net assets, end of period (000s)                 $ 288,610    $ 301,041

   Ratios to average net assets/6/:
     Ratio of expenses to average net assets/2/            0.80%        0.80%
     Ratio of net investment income (loss)
      to average net assets                                3.23%        4.34%

   Portfolio turnover/3/                                     71%          77%

   Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses/2/,/5/,/6/                                    1.00%        0.90%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios for periods of less than one year are annualized.

56   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Sept. 30,    Sept. 30,     May 31,      May 31,
          2000        1999/1/       1999         1998
--------------------------------------------------------------------------------
        $   20.06    $   19.98    $   19.56    $   18.47


             0.95         0.29         0.82         0.79

             0.86        (0.21)        0.81         1.75

             1.81         0.08         1.63         2.54

            (0.88)        0.00        (0.84)       (0.86)
            (0.55)        0.00        (0.37)       (0.59)

            (1.43)        0.00        (1.21)       (1.45)

        $   20.44    $   20.06    $   19.98    $   19.56

             9.52%        0.40%        8.45%       14.13%


        $ 268,386    $ 267,158    $ 263,328    $ 235,254

             0.80%        0.80%        0.80%        0.80%

             4.69%        4.32%        4.22%        4.47%

               62%          11%          54%          58%


             0.94%        1.05%        1.04%        1.03%

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   57

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     We may temporarily hold assets in cash or in money market instruments, including U.S.Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6.Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The "Strategic" and "Balanced" Funds are subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in a Fund's NAV. This risk may occur when a Fund makes investments in derivatives, such as options or futures contracts.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

     . Certain Funds may use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . Certain Funds may invest a portion of their assets in U.S.Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk,which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S.Government does not guarantee the market value or current yield of U.S.Government obligations. Not all U.S.Government obligations are backed by the full faith and credit of the

58   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

          U.S. Government and the U.S. Government's guarantee does not extend to the Funds themselves.

What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk--The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   59

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest risk and reduce rates of return.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors"
section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

60   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each Fund. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    LARGE             STRATEGIC
                                                               DIVERSIFIED  DIVERSIFIED   GROWTH   COMPANY  MODERATE   GROWTH
INVESTMENT PRACTICE                 PRINCIPAL RISK(S)             EQUITY     SMALL CAP   BALANCED  GROWTH   BALANCED  ALLOCATION
--------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for     Leverage Risk                   X            X           X        X         X          X
temporary purposes
(e.g. to meet shareholder
redemptions).

Emerging Markets
Securities of companies based in    Emerging Market, Foreign
countries considered                Investment, Regulatory,         X                        X                  X          X
developing or to have "emerging"    Liquidity and Currency
stock markets.Generally,            Risk
these securities have the same
type of risks as foreign
securities, but to a higher
degree.

Floating and Variable Rate Debt
Instruments with interest rates     Interest Rate and                                        X                  X          X
that are adjusted either            Credit Risk
on a schedule or when an index
or benchmark changes.

Foreign Obligations
Dollar-denominated debt             Foreign Investment,
obligations                         Regulatory and Liquidity        X                        X         X        X          X
of non-U.S. companies,              Risk
foreign banks, foreign
governments, and other
foreign entities.

Foreign Securities
Equity securities issued by a       Foreign Investment,
non-U.S. company which may          Regulatory, Liquidity and       X            X           X        X         X          X
be in the form of an ADR or         Currency Risk
similar investment.

Forward Commitment, When-Issued
and Delayed Delivery Transactions   Interest Rate, Leverage
Securities bought or sold for       and Credit Risk                                          X                  X          X
delivery at a later date or
bought or sold for a fixed
price at a fixed date.

High Yield Securities
Debt securities of lower quality    Interest Rate and
that produce generally higher       Credit Risk
rates of return. These securities,                                                                               X
sometimes referred to as
"junk bonds," tend to be more
sensitive to economic
conditions, more volatile, and
less liquid, and are subject
to greater risk of default.

Illiquid Securities
A security which may not be         Liquidity Risk
sold or disposed of in the                                          X            X           X        X         X          X
ordinary course of business
within seven days at the value
determined by the Fund.
Limited to 15% of net assets.

--------------------------------------------------------------------------
                                                                STRATEGIC
INVESTMENT PRACTICE                 PRINCIPAL RISK(S)             INCOME
--------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for     Leverage Risk                   X
temporary purposes
(e.g. to meet shareholder
redemptions).

Emerging Markets
Securities of companies based in    Emerging Market, Foreign
countries considered                Investment, Regulatory,
developing or to have "emerging"    Liquidity and Currency
stock markets. Generally,           Risk
these securities have the same
type of risks as foreign
securities, but to a higher
degree.

Floating and Variable Rate Debt
Instruments with interest rates     Interest Rate and               X
that are adjusted either            Credit Risk
on a schedule or when an index
or benchmark changes.

Foreign Obligations
Dollar-denominated debt             Foreign Investment,
obligations                         Regulatory and Liquidity
of non-U.S. companies,              Risk
foreign banks, foreign
governments, and other
foreign entities.

Foreign Securities
Equity securities issued by a       Foreign Investment,
non-U.S. company which may          Regulatory, Liquidity and
be in the form of an ADR or         Currency Risk
similar investment.

Forward Commitment, When-Issued
and Delayed Delivery Transactions   Interest Rate, Leverage         X
Securities bought or sold for       and Credit Risk
delivery at a later date or
bought or sold for a fixed
price at a fixed date.

High Yield Securities
Debt securities of lower quality    Interest Rate and                X
that produce generally higher       Credit Risk
rates of return. These securities,
sometimes referred to as
"junk bonds," tend to be more
sensitive to economic
conditions, more volatile, and
less liquid, and are subject
to greater risk of default.

Illiquid Securities
A security which may not be         Liquidity Risk                  X
sold or disposed of in the
ordinary course of business
within seven days at the value
determined by the Fund.
Limited to 15% of net assets.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   61

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    LARGE             STRATEGIC
                                                               DIVERSIFIED  DIVERSIFIED   GROWTH   COMPANY  MODERATE   GROWTH
INVESTMENT PRACTICE                 PRINCIPAL RISK(S)             EQUITY     SMALL CAP   BALANCED  GROWTH   BALANCED  ALLOCATION
--------------------------------------------------------------------------------------------------------------------------------
Loan Participations
Debt obligations that represent     Credit Risk
a portion of a larger loan
made by a bank. Generally
sold without guarantee or
recourse, some participations
sell at a discount because of
the borrower's credit problems.

Loans of Portfolio Securities
The practice of loaning             Credit, Counter-Party           X            X          X         X        X           X
securities to brokers, dealers      and Leverage Risk
and financial institutions to
increase return on those
securities. Loans may be made
up to 1940 Act limits
(currently one-third of total
assets, including the value
of collateral received).

Mortgage- and Other Asset-Backed
Securities
Securities consisting of            Interest Rate, Credit and                               X                  X           X
undivided fractional interests      Prepayment/Extension Risk
in pools of consumer loans,
such as mortgage loans, car
loans, credit card debt or
receivables held in trust.

Options
The right or obligation to          Credit and
receive or deliver a security or    Liquidity Risk
cash payment depending on the                                       X                       X                  X           X
security's price or the
performance of
an index or benchmark. Types
of options used may include:
options on securities, options
on a stock index, stock index
futures and options on stock
index futures to protect
liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in          Market Risk                     X            X          X         X        X           X
shares of other mutual funds,
which will cause Fund
shareholders to bear a pro
rata portion of the other
fund's expenses, in addition
to the expenses paid by the
Funds.

Privately Issued Securities
Securities that are not             Liquidity Risk                  X            X          X         X        X           X
publicly traded but which may
or may not be resold in
accordance with Rule 144A
under the Securities Act
of 1933.

Repurchase Agreements
A transaction in which the          Credit and                      X            X          X         X        X           X
seller of a security                Counter-Party Risk
agrees to buy back a
security at an agreed upon time
and price, usually with
interest.

Small Company Securities
Investments in small companies,     Small Company
which may be less liquid            Investment, Market, and         X            X          X                              X
and more volatile than              Liquidity Risk
investments in larger companies.

Stripped Obligations
Securities that give ownership      Interest Rate Risk                                      X
to either future payments of
interest or a future payment
of principal, but not both.
These securities tend to
have greater interest rate
sensitivity than conventional
debt.

--------------------------------------------------------------------------
                                                                 STRATEGIC
INVESTMENT PRACTICE                 PRINCIPAL RISK(S)              INCOME
--------------------------------------------------------------------------
Loan Participations
Debt obligations that represent     Credit Risk                     X
a portion of a larger loan
made by a bank. Generally
sold without guarantee or
recourse, some participations
sell at a discount because of
the borrower's credit problems.

Loans of Portfolio Securities
The practice of loaning             Credit, Counter-Party           X
securities to brokers, dealers      and Leverage Risk
and financial institutions to
increase return on those
securities. Loans may be made
up to 1940 Act limits
(currently one-third of total
assets, including the value
of collateral received).

Mortgage- and Other Asset-Backed
Securities
Securities consisting of            Interest Rate, Credit and       X
undivided fractional interests      Prepayment/Extension Risk
in pools of consumer loans,
such as mortgage loans, car
loans, credit card debt or
receivables held in trust.

Options
The right or obligation to          Credit and
receive or deliver a security or    Liquidity Risk
cash payment depending on the                                       X
security's price or the
performance of
an index or benchmark. Types
of options used may include:
options on securities, options
on a stock index, stock index
futures and options on stock
index futures to protect
liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in          Market Risk                     X
shares of other mutual funds,
which will cause Fund
shareholders to bear a pro
rata portion of the other
fund's expenses, in addition
to the expenses paid by the
Funds.

Privately Issued Securities
Securities that are not             Liquidity Risk                  X
publicly traded but which may
or may not be resold in
accordance with Rule 144A
under the Securities Act
of 1933.

Repurchase Agreements
A transaction in which the          Credit and                      X
seller of a security                Counter-Party Risk
agrees to buy back a
security at an agreed upon time
and price, usually with
interest.

Small Company Securities
Investments in small companies,     Small Company
which may be less liquid            Investment, Market, and
and more volatile than              Liquidity Risk
investments in larger companies.

Stripped Obligations
Securities that give ownership      Interest Rate Risk              X
to either future payments of
interest or a future payment
of principal, but not both.
These securities tend to
have greater interest rate
sensitivity than conventional
debt.

62   Wells Fargo & Company 401(k) Plan Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware statutory trust on March 10, 1999.The Board of Trustees of the Trust ("the Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

--------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                        Supervises the Funds' activities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       INVESTMENT ADVISER                              CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC           Wells Fargo Bank Minnesota, N.A.
525 Market St., San Francisco, CA           6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities    Provides safekeeping for the Funds'
                                            assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISERS
--------------------------------------------------------------------------------
                                 Varies by Fund
                 Responsible for day-to-day portfolio management
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  SHAREHOLDER
                                        TRANSFER                   SERVICING
      ADMINISTRATOR                       AGENT                     AGENTS
--------------------------------------------------------------------------------
Wells Fargo Funds Management,       Boston Financial Data        Various Agents
LLC                                 Services, Inc.
525 Market St.                      Two Heritage Dr.
San Francisco, CA                   Quincy,MA

Manages the                         Maintains records            Provide
Funds' business                     of shares and                services to
activities                          supervises the payment       customers
                                    of dividends
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
         Advise current and prospective shareholders on Fund investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   63

Organization and Management of the Funds
--------------------------------------------------------------------------------

     The Investment Adviser
     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. As of September 30, 2002, Funds Management and its affiliates managed over $171 billion in assets. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus.

     Each Fund in this Prospectus, except the Large Company Growth Fund, is a gateway fund that invests in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund's average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund's investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

     Dormant Investment Advisory Arrangements
     Under the investment advisory contract for the Large Company Growth Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

     Under the investment advisory contract for the Funds, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

     Each gateway fund has a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

     The Sub-Advisers
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds, and in this capacity is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management also sub-advises the Index, Equity Income, Small Cap Index and International Equity Portfolios in which the gateway funds invest a portion of their assets. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2002, Wells Capital Management managed assets aggregating in excess of $106 billion.

64   Wells Fargo & Company 401(k) Plan Funds Prospectus

     Cadence Capital Management ("Cadence"), a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, Massachusetts 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2002, Cadence managed approximately $4.1 billion in assets.

     Galliard Capital Management, Inc. ("Galliard"), located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Stable Income, Strategic Value Bond and Managed Fixed Income Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of September 30, 2002, Galliard managed approximately $12.5 billion in assets.

     Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Wells Fargo Bank, Minnesota, N.A. located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth, Small Company Value and Tactical Maturity Bond Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2002, Peregrine managed approximately $8.6 billion in assets.

     Smith Asset Management Group, L.P. ("Smith Group"), located at 200 Crescent Court, Suite 850, Dallas, Texas 75201, is the investment sub-adviser for the Disciplined Growth Portfolio and is responsible for the day-to-day investment management of the portfolio. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2002, the Smith Group managed over $600 million in assets.

     The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator
     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of each Fund.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for the Institutional Class shares of the Diversified Small Cap Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of 0.10% of its average daily net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   65

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually
        4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Minimum Investments
     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

66   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

     . Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Funds; and

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   67

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

68   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . You may make exchanges only between like share classes of non-money market Funds and the Service Class shares of money market Funds.

     . In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Funds, the Funds may restrict or refuse exchanges from market timers. You may be considered a market timer if you complete more than one exchange within a 3-month period, or seem to be following a timing pattern.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

     Contact your account representative for further details.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   69

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions
     The Funds in this Prospectus make distributions of any net investment income and realized capital gains at least annually. Contact your Institution for distribution options.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes
     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for further income tax considerations.

     As long as you hold Fund shares through a tax-advantaged account, such as a 401(k) plan, you will only be taxed on your investment through such account. Ordinarily, you will not be taxed if you sell or exchange Fund shares or receive distributions from the Fund until proceeds from the sale, exchange or distribution are distributed from the account to you. Please consult with your own tax adviser regarding the tax consequences to you of holding Fund shares through such an account.

70   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Description of Master Portfolios
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
     PORTFOLIO                              OBJECTIVE
----------------------------------------------------------------------------------------------------------------------------------
     Disciplined Growth Portfolio           The Portfolio seeks capital appreciation by investing primarily in common stocks of larger companies.

     Equity Income Portfolio                The Portfolio seeks long-term capital appreciation and above-average dividend income.

     Index Portfolio                        The Portfolio seeks to replicate the return of the S&P 500 Index.

     International Equity Portfolio         The Portfolio seeks total return, with an emphasis on capital appreciation, over the long term by investing in equity securities of non-U.S. companies.

     Large Cap Appreciation                 The Portfolio seeks long-term capital appreciation.
     Portfolio

     Large Company Growth                   The Portfolio seeks long-term capital appreciation by investing primarily in
     Portfolio                              large, high-quality domestic companies that the adviser believes have superior growth potential.

     Managed Fixed Income                   The Portfolio seeks consistent fixed-income returns.
     Portfolio

     Small Cap Index Portfolio              The Portfolio seeks to replicate the total return of the S&P Small Cap 600
                                            Index with minimum tracking error and to minimize transaction costs.

     Small Company Growth                   The Portfolio seeks long-term capital appreciation by investing in smaller
     Portfolio                              domestic companies.

     Small Company Value                    The Portfolio seeks long-term capital appreciation.
     Portfolio

72   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above-average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

     The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

     The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

     In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

     Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

     The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

     In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   73

Description of Master Portfolios
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
     PORTFOLIO                              OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------------
     Stable Income Portfolio                The Portfolio seeks stability of principal while providing lower volatility total return.

     Strategic Value Bond                   The Portfolio seeks total return by investing principally in income-producing
     Portfolio                              securities.

     Tactical Maturity Bond Portfolio       The Portfolio seeks positive total return each calendar year
     Portfolio                              regardless of general bond market performance.

74   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     The Portfolio invests in short-term, investment-grade securities which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations, and others.

     The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage and other asset-backed securities, U.S. Government obligations, preferred stock, convertible bonds, and foreign bonds.

     The Portfolio's assets are divided into two components, short bonds with maturities of 2 years or less and long bonds with maturities of 25 years or more. The Portfolio invests in U.S. Government obligations and corporate fixed-income investments rated, at the time of purchase, within 1 of the 2 highest long-term rating categories, or that are unrated and determined by the adviser to be of comparable quality. During periods of falling prices, long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The dollar-weighted average maturity of the Portfolio may vary between 1 and 30 years.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   75

Portfolio Managers
--------------------------------------------------------------------------------

     William B. Bannick, CFA
     Diversified Equity Fund since 2003
     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

     David B. Breed, CFA
     Diversified Equity Fund since 2001
     Growth Balanced Fund since 2001
     Moderate Balanced Fund since 2001
     Strategic Income Fund since 2001
     Strategic Growth Allocation Fund since 2001
     Managing Director, Chief Executive Officer, Chief Investment Officer and founding partner of Cadence. He has managed separate equity accounts and has led the team of equity portfolio managers and analysts there since 1988. He earned his BA in Finance from the University of Massachusetts, and his MBA in Finance from the Wharton School of Business.

     Katherine A. Burdon, CFA
     Diversified Equity Fund since 2003
     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Ms. Burdon joined Cadence in 1993 where she is a Managing Director and Senior Portfolio Manager. Ms. Burdon has 19 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. She earned her BS in Biology at Stanford University and an MS in Accounting at Northeastern University. Ms. Burdon is also a Certified Public Accountant.

     Tasso H. Coin, Jr., CFA
     Diversified Equity Fund and its predecessor since 1995
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1995
     Moderate Balanced Fund and its predecessor since 1995
     Strategic Growth Allocation Fund and its predecessor since 1997 Strategic Income Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Diversified Equity Fund and its predecessor since 1989
     Growth Balanced Fund and its predecessor since 1989
     Large Company Growth Fund and its predecessor since 1983
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997 Strategic Income Fund and its predecessor since 1989
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale has been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

76   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Gary J. Dunn, CFA
     Diversified Equity Fund and its predecessor since 1989
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997 Strategic Income Fund and its predecessor since 1989
     Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

     Gregory T. Genung
     Diversified Equity Fund since 2002
     Diversified Small Cap Fund since 2002
     Growth Balanced Fund since 2002
     Moderate Balanced Fund since 2002
     Strategic Growth Allocation Fund since 2002
     Strategic Income Fund since 2002
     Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor's degrees in finance and economic from the University of Minnesota, Duluth.

     William D. Giese, CFA
     Growth Balanced Fund and its predecessor since 1994
     Moderate Balanced Fund and its predecessor since 1994
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1994
     Mr. Giese joined Peregrine over 18 years ago as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Tactical Maturity Bond Portfolio. Mr. Giese has over 30 years of experience in fixed-income securities management. Mr. Giese earned his BS in Civil Engineering from the Illinois Institute of Technology and his MBA from the University of Michigan.

     Daniel J. Hagen, CFA
     Diversified Equity Fund since 2003
     Diversified Small Cap Fund since 2003
     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffrey, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   77

Portfolio Managers
--------------------------------------------------------------------------------

     John Huber, CFA
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Growth Allocation Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Stable Income Portfolio and the Strategic Value Bond Portfolio and specializes in corporate and taxable municipal securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest Bank's Capital Market Credit Group. Mr. Huber earned his BA in Communications from the
     University of Iowa and his MBA from the University of Minnesota.

     Richard Merriam, CFA
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his BA in Economics and English from the University of Michigan and his MBA from the University of Minnesota.

     Robert B. Mersky, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

     Ajay Mirza, CFA
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Growth Allocation Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Mr. Mirza oversees the Managed Fixed-Income Portfolio and specializes in mortgage and asset-backed securities. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his BE in Instrumentation from the Birla Institute of Technology (India), his MA in Economics from Tulane University, and his MBA from the University of Minnesota.

78   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Gary E. Nussbaum, CFA
     Diversified Equity Fund and its predecessor since 1990
     Growth  Balanced Fund and its predecessor since 1990
     Large Company Growth Fund and its predecessor since 1990
     Moderate Balanced Fund and its predecessor since 1990
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

     Douglas G. Pugh, CFA
     Diversified Equity Fund and its predecessor since 1997
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

     David L. Roberts, CFA
     Diversified Equity Fund and its predecessor since 1989
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1989
     Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

     Stephen S. Smith, CFA
     Diversified Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Group.
     Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with Nations Bank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

     Jay H. Strohmaier
     Growth Balanced Fund since 2002
     Moderate Balanced Fund since 2002
     Strategic Growth Allocation Fund since 2002
     Strategic Income Fund since 2002
     Mr. Strohmaier joined Peregrine in 1996 as a Senior Vice President. His responsibilities include managing the Tactical Maturity Bond Portfolio. Mr. Strohmaier has over 18 years of experience dealing with various investment strategies. He earned his BS in Agricultural Economics from Washington State University and his MS in Applied Economics from the University of Minnesota.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   79

Portfolio Managers
--------------------------------------------------------------------------------

     Paul E. von Kuster, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997 Strategic Income Fund and its predecessor since 1989
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

     Laurie R. White
     Diversified Equity Fund and its predecessor since 1996
     Diversified Small Cap Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1996
     Moderate Balanced Fund and its predecessor since 1996
     Strategic Growth Allocation Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1996
     Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserves Asset Management at Norwest Investment Management (since 1997) until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Ms. White earned her BA in Political Science from Carleton College and her MBA from the University of Minnesota.

     Sabrina Yih
     Diversified Equity Fund since 2001
     Growth Balanced Fund since 2001
     Moderate Balanced Fund since 2001
     Strategic Income Fund since 2001
     Strategic Growth Allocation Fund since 2001
     Ms. Yih joined Wells Capital Management from the Columbia Management Company, where she was a portfolio manager since December 1997. Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of the Columbia International Stock Fund's largest regions. For eight years prior to that time, she was a portfolio manager for the International Fund for high net worth individuals at Delphi Asset Management. Ms. Yih earned her BA in Economics from Mount Holyoke
     College, magna cum laude, in 1982, and her MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a member of the Association of Investment Management and Research (AIMR).

80   Wells Fargo & Company 401(k) Plan Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Below Investment-Grade
     Securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     An increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Current Income
     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

     Debt Securities
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   81

Glossary
--------------------------------------------------------------------------------

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Gateway Fund
     A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

     Illiquid Security
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     Institution
     Banks, pension funds, insurance companies, trusts or similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

     Investment-Grade Securities
     A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally, these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Mortgage-Backed Securities
     Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

82   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     S&P, S&P 500 Index
     Standard and Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers and exclude sales loads.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   83

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS
     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
     Call: 1-800-222-8222
     Write to:
     Wells Fargo Funds
     P.O. Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009; or
     by electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details

P020-(2/03)
ICA Reg. No.
811-09253

                                                                [LOGO]
                                                       Printed on Recycled Paper

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                             WELLS FARGO FUNDS TRUST
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2003

                              ASSET ALLOCATION FUND
                              GROWTH BALANCED FUND
                              INDEX ALLOCATION FUND
                             MODERATE BALANCED FUND
                        STRATEGIC GROWTH ALLOCATION FUND
                              STRATEGIC INCOME FUND

                CLASS A, CLASS B, CLASS C AND INSTITUTIONAL CLASS

          Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six funds in the Wells Fargo Funds Trust family of funds (each, a "Fund," and collectively, the "Funds") -- the Asset Allocation, Growth Balanced, Index Allocation, Moderate Balanced, Strategic Growth Allocation Fund and Strategic Income Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Asset Allocation and Growth Balanced Funds offer Class A, Class B, Class C and Institutional Class shares. The Index Allocation Fund offers Class A, Class B, and Class C shares, and the Moderate Balanced, Strategic Growth Allocation, and Strategic Income Funds offer Institutional Class shares. This SAI relates to all such classes of shares.

          This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses, also dated February 1, 2003. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors' report for the year ended September 30, 2002, are hereby incorporated by reference to the Annual Report. The Prospectuses and Annual Report may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

Historical Fund Information.............................................    1

Investment Policies.....................................................    2

Additional Permitted Investment Activities and Associated Risks.........    5

Management..............................................................   21

Performance Calculations................................................   39

Determination of Net Asset Value........................................   42

Additional Purchase and Redemption Information..........................   43

Portfolio Transactions..................................................   45

Fund Expenses...........................................................   47

Federal Income Taxes....................................................   48

Capital Stock...........................................................   55

Other...................................................................   58

Counsel.................................................................   58

Independent Auditors....................................................   59

Financial Information...................................................   59

Appendix................................................................  A-1

                           HISTORICAL FUND INFORMATION

          On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to the Funds (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

          The Funds described in this SAI were created as part of the Reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisers' parent companies.

          The chart below indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors of the Wells Fargo Funds.

           ---------------------------------------------------------------------
                   WELLS FARGO FUNDS                   PREDECESSOR FUND
           ---------------------------------------------------------------------
           Asset Allocation Fund              Stagecoach Asset Allocation Fund
                                              Stagecoach Balanced Fund
           ---------------------------------------------------------------------
           Growth Balanced Fund               Norwest Growth Balanced Fund
           ---------------------------------------------------------------------
           Index Allocation Fund              Stagecoach Index Allocation Fund
           ---------------------------------------------------------------------
           Moderate Balanced Fund             Norwest Moderate Balanced Fund
           ---------------------------------------------------------------------
           Strategic Growth Allocation Fund   Norwest Aggressive Balanced-Equity
                                              Fund
           ---------------------------------------------------------------------
           Strategic Income Fund              Norwest Strategic Income Fund
           ---------------------------------------------------------------------

          The Asset Allocation Fund commenced operations on November 8, 1999, as successor to the Asset Allocation and Balanced Funds of Stagecoach. The predecessor Stagecoach Asset Allocation Fund, which is considered to be the surviving entity for accounting purposes, commenced operations on January 2, 1992, as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs, which commenced operations on November 13, 1986.

          The Growth Balanced Fund commenced operations on November 8, 1999, as successor to the Norwest Growth Balanced Fund. The predecessor Norwest Growth Balanced Fund commenced operations on April 30, 1989.

          The Index Allocation Fund commenced operations on November 8, 1999, as successor to the Index Allocation Fund of Stagecoach. The predecessor Stagecoach Index Allocation Fund was originally organized on April 7, 1988 as the Overland Express Asset Allocation Fund. The Overland Express Asset Allocation Fund changed its name to the Index Allocation Fund on February 14, 1997. On December 12, 1997, the Overland Express Index Allocation Fund was reorganized into the Stagecoach Index Allocation Fund.

          The Moderate Balanced Fund commenced operations on November 8, 1999, as successor to the Norwest Moderate Balanced Fund. The predecessor Norwest Moderate Balanced Fund commenced operations on April 30, 1989.

          The Strategic Growth Allocation Fund commenced operations on November 8, 1999, as successor to the Norwest Aggressive Balanced-Equity Fund. The Norwest Aggressive Balanced-Equity Fund commenced operations on December 2, 1997. The Fund changed its name from Aggressive Balanced-Equity Fund to Strategic Growth Allocation Fund effective February 1, 2002.

          The Strategic Income Fund commenced operations on November 8, 1999, as successor to the Norwest Strategic Income Fund. The predecessor Norwest Strategic Income Fund commenced operations on April 30, 1989.

                               INVESTMENT POLICIES

          Fundamental Investment Policies

          Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

          (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, and provided further that: (iv) the Asset Allocation and Index Allocation Funds reserve the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (v) the Asset Allocation Fund and the Index Allocation Fund reserve the right to concentrate in obligations of domestic banks (to the extent permitted by the U.S. Securities and Exchange Commission (the "SEC") or its staff and as such term is interpreted by the SEC or its staff);

          (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

          (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

          (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

          (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

          (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

          (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

          (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

          Non-Fundamental Investment Policies

          Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust or at any time without approval of such Fund's shareholders.

          (1) Any Fund that is purchased by another fund in the Wells Fargo Fund family in reliance on Section 12(d)(1)(G) of the 1940 Act or in reliance on an exemptive order granting relief from Section 12(d)(1)(A) that conditions such relief on the existence of this policy, will not purchase shares of any registered open-end investment company or registered unit investment trust in reliance on either section 12(d)(1)(F) or Section 12(d)(1)(G).

          (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
(b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

          (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

          (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

          (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities of that country.

          (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

          (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

          (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

                    Shareholders will receive at least 60 days' notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
                    "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

          General

          Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

         ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

          Set forth below are descriptions of certain investments and additional investment policies for the Funds. Some of the Funds described in this SAI are gateway blended Funds that invest in two or more master portfolios of Wells Fargo Master Trust ("Master Trust"). References to the activities of a gateway blended Fund are understood to refer to the investments of the master portfolios in which the gateway blended Fund invests. Not all of the Funds participate in all of the investment practices below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

          Asset-Backed Securities

          The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading "Mortgage-Related Securities."

          Bank Obligations

          The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

          Below Investment-Grade Investments

          The Growth Balanced, Moderate Balanced, Strategic Growth Allocation, and Strategic Income Funds may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

          Bonds

          Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

          Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

          Borrowing

          The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

          Convertible Securities

          The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

          The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

          While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

          Derivative Securities

          The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds' investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

          Dollar Roll Transactions

          The Funds may enter into "dollar roll" transactions wherein the Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

          Fixed-Income Securities

          Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by S&P and Fitch Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

          Floating- and Variable-Rate Obligations

          The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

          There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

          The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

          Foreign Obligations and Securities

          The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. The Funds may also invest in securities of companies located or operating in countries considered developing or to have "emerging" stock markets. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

          Each Fund may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Investment income on and sales proceeds payable on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject. The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

          The Funds may enter into currency forward contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

          The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

          For temporary defensive purposes, the Funds may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

          Forward Commitment, When-Issued and Delayed-Delivery Transactions

          The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

          Futures Contracts and Options Transactions

          In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

          Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

          An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

          The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

          Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

          The Funds may engage in futures contract sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, security prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

          Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

          Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

          Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

          Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

          Interest-Rate and Index Swaps. A Fund may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of its commitment to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

          The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

          Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund.

          Illiquid Securities

          The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

          Interest-Rate Protection Transactions

          To manage its exposure to different types of investments, the Funds may enter into interest-rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest-rate "caps," "floors" and "collars." In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

          A Fund expects to enter into interest-rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

          Loans of Portfolio Securities

          Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

          A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

          Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN" or "Custodian"), acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank MN is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

          Money Market Instruments

          The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The

Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

          Mortgage-Related Securities

          The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

          Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of a Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

          Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Funds may also invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

          Each Fund may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by

GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

          The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

          The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest-rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of a Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest-rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

          The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

          Mortgage Participation Certificates. The Funds may also invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. PCs and GMCs are both subject to prepayment risk.

          Other Investment Companies

          The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act. Currently, under the 1940 Act, a

Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

          Participation Interests

          Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

          Privately Issued Securities

          The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the adviser to be "illiquid" are subject to the Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser, under guidelines approved by Board of Trustees of the Trust, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

          Repurchase Agreements

          Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

          A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

          Reverse Repurchase Agreements

          The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

          Stripped Obligations

          The Funds may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities. The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

          The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

          Unrated Investments

          The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

          U.S. Government Obligations

          The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

          Warrants

          Each Fund may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

          Zero Coupon Bonds

          The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

          Nationally Recognized Statistical Ratings Organizations

          The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation. The ratings of Moody's and S&P are more fully described in the Appendix.

                                   MANAGEMENT

          The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

          Trustees and Officers. The Trustees supervise the Funds' activities, monitors their contractual arrangements with various service providers, and decide upon matters of general policy.

          General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for each of the 95 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the "Fund Complex"). The address of each Trustee and officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72.

          In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("independent Trustees"), appears separately from the information for the "interested" Trustees.

                               Position Held with                                        Other Public Company
                               Registrant/            Principal Occupation(s)            or Investment Company
Name, Age and Address          Length of Service/1/   During Past 5 Years                Directorships
---------------------          --------------------   --------------------------------   ---------------------

                                              INDEPENDENT TRUSTEES
Thomas S. Goho, 60             Trustee,              Wake Forest University, Calloway                N/A
                               since 1987            School of Business and
                                                     Accountancy, Benson-Pruitt
                                                     Professorship since 1999,
                                                     Associate Professor of
                                                     Finance 1994-1999.

                               Position Held with                                        Other Public Company
                               Registrant/            Principal Occupation(s)            or Investment Company
Name, Age and Address          Length of Service/1/   During Past 5 Years                Directorships
---------------------          --------------------   --------------------------------   ---------------------
Peter G. Gordon, 60            Trustee, since        Chairman, CEO and Co-Founder of                 N/A
                               1998; (Lead           Crystal Geyser Water Company and
                               Trustee, since        President of Crystal Geyser
                               2001).                Roxane Water Company.

Richard M. Leach, 69           Trustee,              President of Richard M. Leach                   N/A
                               since 1987            Associates (a financial
                                                     consulting firm).

Timothy J. Penny, 51           Trustee,              Senior Counselor to the public                  N/A
                               since 1996            relations firm of Himle-Horner
                                                     and Senior Fellow at the Humphrey
                                                     Institute, Minneapolis, Minnesota
                                                     (a public policy organization).

Donald C. Willeke, 62          Trustee,              Principal of the law firm of                    N/A
                               since 1996            Willeke & Daniels.

                                                INTERESTED/2/ TRUSTEES
Robert C. Brown, 71            Trustee,              Retired. Director, Federal Farm                 N/A
                               since 1992            Credit Banks Funding Corporation
                                                     and Farm Credit System Financial
                                                     Assistance Corporation until
                                                     February 1999.

J. Tucker Morse, 58            Trustee,              Private Investor/Real Estate                    N/A
                               since 1987            Developer; Chairman of White
                                                     Point Capital, LLC.

                                                     OFFICERS
Michael J. Hogan, 43           President,            Executive Vice President of Wells               N/A
                               since 2000            Fargo Bank, N.A. President of
                                                     Wells Fargo Funds Management, LLC
                                                     since March 2001. Senior Vice
                                                     President of Wells Fargo Bank,
                                                     N.A. from April 1997 to July 1999.

                               Position Held with                                        Other Public Company
                               Registrant/            Principal Occupation(s)            or Investment Company
Name, Age and Address          Length of Service/1/   During Past 5 Years                Directorships
---------------------          --------------------   --------------------------------   ---------------------
Karla M. Rabusch, 43           Treasurer,            Senior Vice President of Wells                  N/A
                               since 2000            Fargo Bank, N.A. Senior Vice
                                                     President and Chief
                                                     Administrative Officer of Wells
                                                     Fargo Funds Management, LLC since
                                                     March 2001. Vice President of
                                                     Wells Fargo Bank, N.A. from
                                                     December 1997 to May 2000.

C. David Messman, 42           Secretary,            Vice President and Senior Counsel               N/A
                               since 2000            of Wells Fargo Bank, N.A. since
                                                     January 1996.  Vice President and
                                                     Secretary of Wells Fargo Funds
                                                     Management, LLC since March 2001.

----------
/1/ Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

/2/ Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds' adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

          Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary, and did not meet during the Funds' most recently completed fiscal year. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met two times during the Funds' most recently completed fiscal year.

          Compensation. Prior to January 1, 2002, each Trustee received an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also received a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting was held absent a full Board meeting, each attending Trustee received a $1,000 combined fee. These fees applied equally for in-person or telephonic meetings, and Trustees were reimbursed for all out-of-pocket expenses related to attending meetings.

          Effective January 1, 2002, each Trustee receives an annual retainer (payable quarterly) of $52,000 from the Fund Complex. Each Trustee also receives a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

          The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the year ended September 30, 2002, the Trustees received the following compensation:

                               Compensation Table
                          Year Ended September 30, 2002

         Trustee                                         Compensation
         -----------------                               ------------

                              INDEPENDENT TRUSTEES
         Thomas S. Goho                                   $  65,000
         Peter G. Gordon                                  $  72,500
         Richard M. Leach                                 $  65,000
         Timothy J. Penny                                 $  65,000
         Donald C. Willeke                                $  65,000
                               INTERESTED TRUSTEES
         Robert C. Brown                                  $  65,000
         W. Rodney Hughes*                                $  65,000
         J. Tucker Morse                                  $  65,000

---------------
*Retired as of 12/31/02

Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = and over $100,000.

                   BENEFICIAL EQUITY OWNERSHIP IN FUND COMPLEX
                      CALENDAR YEAR ENDED DECEMBER 31, 2002

                          Dollar Range of Equity Securities of the Allocation Funds
                          of the Trust
                          -----------------------------------------------------------------   Aggregate
                                                                                              Dollar Range of
                                                                       Strategic   Strategic  Equity
                          Asset       Growth    Index       Moderated  Growth      Income     Securities of
Trustee                   Allocation  Balanced  Allocation  Balance    Allocation             Fund Complex
-------------------------------------------------------------------------------------------------------------
                                             INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------
Thomas S. Goho                0          0          B           0          0          0             D
-------------------------------------------------------------------------------------------------------------
Peter G. Gordon               0          A          0           0          0          0             B
-------------------------------------------------------------------------------------------------------------
Richard M. Leach              0          0          0           0          0          0             0
-------------------------------------------------------------------------------------------------------------
Timothy J. Penny              0          B          0           0          0          0             B
-------------------------------------------------------------------------------------------------------------
Donald C. Willeke             0          0          0           0          0          0             B
-------------------------------------------------------------------------------------------------------------

                                              INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Robert C. Brown               0          0          0           0          0          0             C
-------------------------------------------------------------------------------------------------------------
J. Tucker Morse               0          0          0           0          0          0             D
-------------------------------------------------------------------------------------------------------------

          Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

          Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an "Advisory Agreement," and collectively, the "Advisory Agreements") for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-advisers (individually, an "Adviser" and collectively, the "Advisers"), and a description of the quality and nature of the services provided by the Advisers.

          Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

          The Board then reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a "Peer Group," a group of funds that was similar to the specific Fund, the relevant Lipper category of funds ("Lipper Group"), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund's total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund's asset levels.

          The Board then analyzed the Adviser's background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser(s) who make the day-to-day investment decisions for the respective Funds. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee a large group of sub-advisers, many of whom have different investment philosophies and styles. The Board also recognized that the primary investment Adviser's oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers' compliance procedures including the Advisers' internal compliance policies relating to the respective codes of ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

          In addition to the above considerations, the Board also analyzed certain factors relating specifically to each sub-adviser. For example, the Board considered each sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with the sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed each sub-adviser's procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds' portfolios. The Board reviewed the sub-adviser's method for allocating portfolio opportunities among the Funds and other advisory clients.

          Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser's background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and
(iv) the level of profits realized by the primary investment Adviser from its advisory arrangement with the Funds.

          Investment Adviser. Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds on March 1, 2001. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, that are described below. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

          The Funds operate under two types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; and (ii) gateway blended Funds that invest in two or more master portfolios and have both active and dormant advisory arrangements at the gateway level.

          As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                             Annual Rate
Stand-Alone Funds                  (as a percentage of net assets)
-----------------                  -------------------------------

Asset Allocation                                0.75%
Index Allocation                                0.75%

          As described in the second category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to stand-alone funds with a direct advisory relationship, the gateway blended Funds have entered into a "dormant" advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.

                                      Advisory Fees                Master Level
Gateway Blended Funds        (Maximum Asset Allocation Fees)  Dormant Advisory Fees*
---------------------------  -------------------------------  ---------------------
Growth Balanced                           0.25%                       0.65%
Moderate Balanced                         0.25%                       0.60%
Strategic Growth Allocation               0.25%                       0.72%
Strategic Income                          0.25%                       0.52%

----------
* Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate.

          As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid to either Funds Management/Wells Fargo Bank or NIM by the predecessor portfolio that is considered the surviving entity for accounting purposes.

                             FORMER STAGECOACH FUNDS

          Asset Allocation and Index Allocation Funds. For the periods indicated below, the Funds and their predecessor portfolios paid Funds Management/Wells Fargo Bank the following advisory fees and Funds Management/Wells Fargo Bank waived the indicated amounts:

                                Year Ended                  Year Ended
               Fund              9/30/02                     9/30/01
   ----------------   ----------------------------    --------------------------
                       Fees Paid       Fees Waived     Fees Paid     Fees Waived
                      -----------      -----------    ------------   -----------
   Asset Allocation   $ 7,520,916      $ 3,811,215    $ 10,738,878   $ 3,566,627
   Index Allocation   $   684,346      $   199,740    $  1,247,165   $    37,500

                                Year Ended
               Fund              9/30/00
   ----------------   ----------------------------
                        Fees Paid      Fees Waived
                      ------------     -----------
   Asset Allocation   $ 10,651,096     $ 3,915,450
   Index Allocation   $  1,493,394     $   127,725

                              FORMER NORWEST FUNDS

          Growth Balanced, Moderate Balanced, Strategic Growth Allocation, and Strategic Income Funds. For the periods indicated below, the Funds and their predecessor portfolios paid to Funds Management/Wells Fargo Bank and NIM the following advisory fees and Funds Management/Wells Fargo Bank and NIM waived the indicated amounts:

                                                     Year Ended                   Year Ended
                                                      9/30/02                       9/30/01
                                             --------------------------    --------------------------
                          Fund                Fees Paid     Fees Waived     Fees Paid     Fees Waived
          --------------------------------   ------------   ------------   ------------   ------------
          Growth Balanced Fund               $  1,606,663   $  1,833,170   $  2,259,371   $    724,893
          Moderate Balanced Fund             $    563,078   $    758,905   $  1,070,834   $    302,550
          Strategic Growth Allocation Fund   $    148,289   $     78,147   $    191,792   $     34,060
          Strategic Income Fund              $    147,018   $    612,744   $    415,248   $    315,305

                                                            Year Ended
                                                              9/30/00
                                                     ---------------------------
                                                                        Fees
                              Fund                    Fees Paid        Waived
                    -------------------------------- ------------   ------------
                    Growth Balanced Fund             $  1,714,027   $    841,813
                    Moderate Balanced Fund           $    872,251   $    455,186
                    Strategic Growth Allocation Fund $     55,978   $    135,585
                    Strategic Income Fund            $    272,938   $    375,174

          General. Each Fund's Advisory Contract will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Contract or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

INVESTMENT SUB-ADVISER.

          Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management") to serve as investment sub-adviser to the stand-alone Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trusts, Wells Capital Management makes recommendations regarding the investment and reinvestment of the Funds' assets. Wells Capital Management furnishes to Funds Management periodic reports on the investment activity and performance of the stand-alone Funds. Wells Capital Management also furnishes such additional reports and information as Funds Management and the Trust's Board may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

          For providing investment sub-advisory services to the Asset Allocation and Index Allocation Funds, Wells Capital Management is entitled to receive an annual fee of 0.15% of the first $1 billion of each Fund's average daily net assets, and 0.10% of each Fund's average daily net assets over $1 billion. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

          Prior to April 15, 2002, Barclays Global Fund Advisors ("BGFA") served as sub-adviser to the Asset Allocation and Index Allocation Funds, and was entitled to receive an annual fee of 0.15% of the first $900 million of each Fund's average daily net assets, and 0.10% of each Fund's average daily net assets over $900 million.

INVESTMENT SUB-ADVISERS - MASTER PORTFOLIOS.

          Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds. Funds Management has engaged Cadence Capital Management ("Cadence"), Galliard Capital Management, Inc. ("Galliard"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group ("Smith"), and Wells Capital Management to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended Funds invest, as listed in the chart below (collectively, the "Sub-Advisers"). Subject to the direction of the Trust's and Master Trust's Boards, and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the gateway blended Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management, the Trust's and Master Trust's Boards and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management, Galliard and Peregrine.

          As compensation for sub-advisory services, Cadence, Galliard, Peregrine, Smith, and Wells Capital Management are each entitled to receive the following fees:

     ---------------------------------------------------------------------------
         MASTER PORTFOLIO        SUB-ADVISER                      FEES
     ---------------------------------------------------------------------------
     Disciplined Growth         Smith                            0-175M   0.35%
                                                               175-225M   0.00%
                                                               225-500M   0.25%
                                                      greater than 500M   0.20%
     ---------------------------------------------------------------------------
     Equity Income              Wells Capital                    0-200M   0.25%
                                Management                     200-400M   0.20%
                                                      greater than 400M   0.15%
     ---------------------------------------------------------------------------
     Index                      Wells Capital                    0-200M   0.02%
                                Management            greater than 200M   0.01%
     ---------------------------------------------------------------------------
     International Equity       Wells Capital                    0-200M   0.35%
                                Management            greater than 200M   0.25%
     ---------------------------------------------------------------------------
     Large Cap Appreciation     Cadence                          0-250M   0.30%
                                                               250-500M   0.20%
                                                         500M-1 billion   0.15%
                                                 greater than 1 billion   0.10%
     ---------------------------------------------------------------------------
     Large Company Growth       Peregrine                         0-25M   0.75%
                                                                 25-50M   0.60%
                                                                50-275M   0.50%
                                                      greater than 275M   0.30%
     ---------------------------------------------------------------------------
     Managed Fixed Income       Galliard                         0-500M   0.10%
                                                              500-1500M   0.05%
                                                     greater than 1500M   0.03%
     ---------------------------------------------------------------------------
     Small Cap Index            Wells Capital                    0-200M   0.02%
                                Management            greater than 200M   0.01%
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
         MASTER PORTFOLIO      SUB-ADVISER                        FEES
     ---------------------------------------------------------------------------
     Small Company Growth       Peregrine                         0-50M   0.90%
                                                                50-180M   0.75%
                                                               180-340M   0.65%
                                                               340-685M   0.50%
                                                               685-735M   0.52%
                                                      greater than 735M   0.55%
     ---------------------------------------------------------------------------
     Small Company Value        Peregrine                        0-175M   0.50%
                                                      greater than 175M   0.75%
     ---------------------------------------------------------------------------
     Stable Income              Galliard                         0-500M   0.10%
                                                              500-1500M   0.05%
                                                     greater than 1500M   0.03%
     ---------------------------------------------------------------------------
     Strategic Value Bond       Galliard                         0-500M   0.10%
                                                              500-1500M   0.05%
                                                     greater than 1500M   0.03%
     ---------------------------------------------------------------------------
     Tactical Maturity Bond     Peregrine                         0-10M   0.40%
                                                                 10-25M   0.30%
                                                                25-300M   0.20%
                                                      greater than 300M   0.10%
     ---------------------------------------------------------------------------

          For providing investment sub-advisory services, including asset allocation services, to the Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds, WCM also is entitled to receive an annual fee of 0.05% of the average daily net assets of each of these Funds.

          Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway blended Fund has a dormant sub-advisory arrangement with some or all of the Sub-Advisers that sub-advise the master portfolios in which the gateway blended Funds invest. Under such an arrangement, a Sub-Adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the Sub-Adviser, the Sub-Adviser would be entitled to receive a sub-advisory fee at the same rate the Sub-Adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The Sub-Adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services as Adviser.

          As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amount of sub-advisory (and other) fees paid shows the dollar amount of fees paid to sub-advisers by the predecessor portfolio that is considered the surviving entity for accounting purposes.

          Asset Allocation and Index Allocation Funds. The predecessor Stagecoach Asset Allocation and Index Allocation Funds were also sub-advised by BGFA, and from October 30, 1997 to November 5, 1999, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.20% of the first $500 million of the Funds' average daily net assets, 0.15% of the next $500 million of the Funds' net assets, and 0.10% of net assets over $1 billion.

          For the periods indicated below, Funds Management/Wells Fargo Bank paid to BGFA, an unaffiliated sub-adviser, the following sub-advisory fees, without waivers:

                                  Period ended       Year Ended
                   Fund             4/14/02            9/30/01
           ----------------      -------------       ------------
           Asset Allocation      $  1,064,606        $  2,243,869
           Index Allocation      $    100,721        $    241,539

                                 Year Ended
                   Fund            9/30/00
           ----------------      -----------
           Asset Allocation      $ 2,373,586
           Index Allocation      $   310,584

          ADMINISTRATOR.

          The Trust has retained Funds Management (the "Administrator") as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement between Funds Management and the Trust, Funds Management shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by the Adviser, transfer agent, Custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's Board and officers. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. For providing administrative services, Funds Management is entitled to receive an annual fee of 0.15% of each Fund's average daily net assets.

          As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid administrators by the predecessor portfolio that is considered the surviving entity for accounting purposes.

          The predecessor Stagecoach Funds had retained Wells Fargo Bank as administrator on behalf of each Fund. Wells Fargo Bank was entitled to receive a monthly fee of 0.03% of the average daily net assets of each Fund.

          Asset Allocation and Index Allocation Funds. For the periods indicated below, the Asset Allocation and Index Allocation Funds and their predecessor portfolios paid the following dollar amounts to Funds Management/Wells Fargo Bank for administration fees:

                              Year Ended         Year Ended         Year Ended
             Fund               9/30/02           9/30/01            9/30/00
     ----------------        -----------        -----------         -----------
     Asset Allocation        $ 2,176,497        $ 2,682,282         $ 2,895,051
     Index Allocation        $   169,512        $   240,875         $   307,794

          Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds. With respect to the predecessor Norwest Funds, Forum Financial Services, Inc. (and/or Forum Administrative Services, LLC (collectively, "Forum")) managed all aspects of the operation of the Funds.

          For the periods indicated below, the following Funds paid the following dollar amounts as administration fees as indicated:

                                        Year Ended     Year Ended
                                          9/30/02        9/30/01
                Fund                     Fees Paid      Fees Paid
     --------------------------------   ------------   ------------
     Growth Balanced Fund               $  2,063,900   $  1,790,575
     Moderate Balanced Fund             $    793,190   $    824,030
     Strategic Growth Allocation Fund   $    135,862   $    135,511
     Strategic Income Fund              $    455,857   $    438,332

                                         Year Ended
                                           9/30/00
                Fund                      Fees Paid
     --------------------------------   ------------
     Growth Balanced Fund               $  1,435,207
     Moderate Balanced Fund             $    741,144
     Strategic Growth Allocation Fund   $    108,048
     Strategic Income Fund              $    361,092

          Distributor. Stephens Inc. ("Stephens," or the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for such shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

          Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Asset Allocation Fund, Growth Balanced Fund, and Index Allocation Fund pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

          The actual fee payable to the Distributor by the above-indicated Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

          The dollar amount of Rule 12b-1 fees paid to Stephens pursuant to each Fund's Rule 12b-1 Plan listed below for the fiscal year beginning October 1, 2001 and ended September 30, 2002 are as follows:

                                               Printing,                       Comp.
                                               Mailing &   Compensation to      to
  Fund                Total       Advertising  Prospectus   Underwriters      Br/Dlrs        Other*
----------------   ------------   -----------  ----------  --------------- ------------   ------------
Asset Allocation
 Class B           $  3,325,030   $        0   $        0   $          0   $          0   $  3,325,030
 Class C           $    230,954   $        0   $        0   $     74,036   $    156,918   $          0

Growth Balanced
 Class B           $    511,917   $        0   $        0   $          0   $          0   $    511,917
 Class C           $    133,157   $        0   $        0   $    100,064   $     33,093   $          0

Index Allocation
 Class B           $    140,996   $        0   $        0   $          0   $          0   $    140,996
 Class C           $    298,828   $        0   $        0   $     26,507   $    272,321   $          0

----------
* Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

          General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

          The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

          Wells Fargo Bank and Funds Management, interested persons (as that term is defined in Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

          Shareholder Servicing Agent. The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.

          For providing investor services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund, as indicated below, on an annualized basis of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     FUND                                    FEE
     ----------------------                 -----
     Asset Allocation
        Class A                             0.25%
        Class B                             0.25%
        Class C                             0.25%
        Institutional Class                 0.10%

     FUND                                    FEE
     ---------------------------            -----
     Growth Balanced
        Class A                             0.25%
        Class B                             0.25%
        Class C                             0.25%
        Institutional Class                 None

     Index Allocation
        Class A                             0.25%
        Class B                             0.25%
        Class C                             0.25%

     Moderate Balanced
        Institutional Class                 None

     Strategic Growth Allocation
        Institutional Class                 None

     Strategic Income
        Institutional Class                 None

          General. The Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees of the Trust, and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

          The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

          Custodian. Wells Fargo Bank Minnesota MN, located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as the custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank MN is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except for the gateway blended Funds. The gateway blended Funds are not charged a custody fee at the gateway level provided that they invest in the master portfolios of Master Trust.

          Fund Accountant. Forum Accounting Services, LLC ("Forum Accounting"), located at Two Portland Square, Portland, Maine 04101, serves as the fund accountant for the Funds. For its services as fund accountant, Forum Accounting is entitled to receive a monthly base fee per Fund ranging from $2,000 for gateway blended Funds up to $5,833 for Funds with significant holdings of asset-backed securities. In addition, each Fund pays a monthly fee of $1,000 per class, and Forum Accounting is entitled to receive a fee equal to 0.0025% of the average annual daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which pay Forum Accounting a similar fee).

          The Board has approved PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, to serve as fund accountant for all of the Funds. Management intends to transition the accounting services to PFPC in stages, and the transition is expected to be completed by the end of the first quarter of 2003. Once the transition is complete, for its services as fund accountant, PFPC will be entitled to receive the annual asset based Fund Complex fee listed in the chart below:

          ----------------------------------------------------------------------
          Average Fund Complex Daily Net Assets       Annual Asset Based Fees
          ----------------------------------------------------------------------
                      $0-85 billion                           0.0057%
          ----------------------------------------------------------------------
                      greater than $85 billion                0.0025%
          ----------------------------------------------------------------------

Each Fund's share of the annual asset based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the Funds in the Fund Complex (excluding the Master Trust portfolios). PFPC also will be entitled to receive an annual fee of $20,000 from each gateway fund and stand-alone fund (excluding the Master Trust portfolios). PFPC also is entitled to receive a monthly fee of $500 for each fund Class in excess of one, except that this excess Class fee is waived for existing Funds. Finally, PFPC will be entitled to receive certain out-of-pocket expenses.

          Transfer and Dividend Disbursing Agent. Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as the transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive an annual based fee from the Fund Complex.

          Underwriting Commissions. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Stagecoach predecessor portfolios whereas Forum served as underwriter of the predecessor Norwest portfolios. For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens and the amounts retained by Stephens are as follows:

             Period Ended          Period Ended
               9/30/02             9/30/01
     ---------------------------   ---------------------------
     Paid           Retained       Paid           Retained
     ------------   ------------   ------------   ------------
     $  2,112,646   $    323,301   $  3,175,539   $    260,940

             Period ended
               9/30/00
     -----------------------
     Paid           Retained
     ------------   ------------
     $  1,261,051   $    189,513

          The predecessor Norwest Funds paid Forum $25,756 in underwriting commissions for the year ended September 30, 2000 of which Forum retained $0.

          CODE OF ETHICS.

          The Fund Complex, the Adviser, and the Sub-Advisers each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser, and Sub-Advisers are on public file with, and are available from, the SEC.

                            PERFORMANCE CALCULATIONS

          The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

          In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

          Performance information for a Fund may be useful in reviewing the performance of such Fund or class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

          Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

          Average Annual Total Return: The Funds may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula:
P(1+T)[POWER OF]n=ERV. Average annual total return information for the Funds' fiscal year ended September 30, 2002, is incorporated by reference to the Funds' Annual Report.

          Average Annual Total Return (After Taxes on Distributions). As and to the extent required by the SEC, a Fund's average annual total returns (after taxes on distributions) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions but without redemption of Fund shares ("ATV//D//") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)[POWER OF]n=ATV//D//.

          Average Annual Total Return (After Taxes on Distributions and Redemption). As and to the extent required by the SEC, a Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV//DR//"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)[POWER OF]n=ATV//DR//.

          All of the above average annual total return information, along with the before-tax average annual total returns for an appropriate broad-based index, for the calendar year ended December 31, 2002, is presented in the Prospectuses.

          From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Trust may quote the performance or price-earnings ratio of a Fund or a class of the Fund in advertising and other types of literature as compared to the performance of managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities, or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria.

          Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with the performance of a Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker-dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

          The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

          The Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies, including information regarding federal and state tax levels and the related "Tax Freedom Day."

          The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class's past performance with other rated investments.

          From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to the Trust's account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

          The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment adviser and the total amount of assets and mutual fund assets managed by Funds Management. As of September 30, 2002, Funds Management and its affiliates managed over $171 billion in mutual fund assets.

          The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an online application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

          NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds' shares.

          Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. A Fund may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security.

          Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Future contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

          Purchase orders for a Fund received before such Fund's NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier then their stated NAV calculation time described above.

          Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

          The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for Class A shares is as follows:

                                          FRONT-END SALES      FRONT-END SALES           DEALER
                                            CHARGE AS %          CHARGE AS %           REALLOWANCE
                        AMOUNT               OF PUBLIC          OF NET AMOUNT        AS % OF PUBLIC
                     OF PURCHASE           OFFERING PRICE          INVESTED          OFFERING PRICE
               ----------------------------------------------------------------------------------------
               Less than $50,000               5.75%                6.10%                 5.00%
               ----------------------------------------------------------------------------------------
               $50,000 to $99,999              4.75%                4.99%                 4.00%
               ----------------------------------------------------------------------------------------
               $100,000 to $249,999            3.75%                3.90%                 3.00%
               ----------------------------------------------------------------------------------------
               $250,000 to $499,999            2.75%                2.83%                 2.25%
               ----------------------------------------------------------------------------------------
               $500,000 to $999,999            2.00%                2.04%                 1.75%
               ----------------------------------------------------------------------------------------
               $1,000,000 and over/1/          0.00%                0.00%                 1.00%
               ----------------------------------------------------------------------------------------

               /1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

          Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet. Class A, Class B and Class C shareholders with an existing Wells Fargo Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details.

          Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

          Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or
Section 403(b) custodial account or from a qualified retirement plan.

          Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

                             PORTFOLIO TRANSACTIONS

          The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, a Fund's Sub-Adviser is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

          Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

          Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

          In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees each Sub-Adviser's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

          Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub -Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

          Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Fund's shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

          Brokerage Commissions. For the fiscal year ended September 30, 2002, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                      FUND                        TOTAL COMMISSIONS
                      ----------------            -----------------
                      Asset Allocation               $    65,364
                      Index Allocation               $    13,820

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

          For the fiscal year ended September 30, 2002, the gateway blended Funds' Sub-Advisers did not direct brokerage transactions to a broker for research services.

          Securities of Regular Broker-Dealers. As of September 30, 2002, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

         FUND               BROKER-DEALER                           AMOUNT
         ----------------   -----------------------------------     ------------
         Asset Allocation   Merrill Lynch Pierce Fenner & Smith     $  2,304,000
                            Lehman Brothers Holdings, Inc.          $    959,000
                            Goldman Sachs & Co.                     $  2,540,000
                            Morgan (J.P.) Securities, Inc.          $  6,202,000
                            Banc of America Securities, LLC         $  7,962,000
                            Bear Stearns & Co., Inc.                $    478,000
         Index Allocation   Merrill Lynch Pierce Fenner & Smith     $    433,000
                            Bear Stearns & Co., Inc.                $     50,000
                            Banc of America Securities, LLC         $    866,000
                            Morgan (J.P.) Securities, Inc.          $    342,000
                            Goldman Sachs & Co.                     $    287,000
                            Merrill Lynch Pierce Fenner & Smith     $    258,000
                            Lehman Brothers Holdings, Inc.          $    108,000

                                  FUND EXPENSES

          From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

          Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

          The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder's tax treatment may vary depending upon his or her particular situation. Except as otherwise noted, a shareholder may be subject to special rules not discussed below if he or she is a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a holder of Fund shares through a tax-advantaged account, such as a 401(k) Plan Account or an Individual Retirement Account ("IRA"); a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset or a shareholder subject to the federal alternative minimum tax.

          The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences to them of an investment in a Fund, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

          General. The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

          In order to qualify as a regulated investment company under the Code, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities (other than those described in clause (A) limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

          In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its ordinary income and net short-term capital gain, and (b) net tax-exempt income earned in each taxable year. As long as a Fund distributes all of its investment company taxable income and net capital gain to its shareholders, it generally will not be subject to federal income taxation on such income and gain. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Funds will not be subject to federal income taxation.

          A Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carryover is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

          Equalization Accounting. The Funds may use the so-called "equalization method" of accounting to allocate a portion of their "earnings and profits," as determined for federal income tax purposes (generally, a Fund's undistributed net investment income and realized capital gains, with certain adjustments), to redemption proceeds for such purposes. This method permits the Funds to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds. Therefore, the use of the method may be subject to IRS scrutiny.

          Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements with respect to such income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Funds will not be subject to the excise tax.

          Investment through Master Portfolios. Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or a disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

          Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

          If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

          If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

          Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts, and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the Securities Act of 1934). In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

          Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

          Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

          If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

          The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

          If a Fund acquires any equity interest (under proposed Treasury Regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies," or "PFICs"), the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund cannot pass through to its shareholders any credit or deduction for such taxes and interest charges. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

          Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

          In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

          Taxation of Distributions. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Only amounts paid out of earnings and profits qualify as taxable distributions. Accordingly, if during a taxable year a Fund's declared distributions exceed the Fund's earnings and profits (as determined at the end of the year), only that portion of the Fund's distributions during the year which equal the year's earnings and profits will be deemed to have constituted taxable distributions. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. The Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

          Distributions that are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

          Some states grant tax-free status to distributions to individual shareholders attributable to a Fund's interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

          Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption or exchange of his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares, and long-term capital gain or loss if he or she has held such Fund shares for greater than one year at the time of the sale or exchange.

          If a shareholder redeems or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the acquisition of such other shares. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

          If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

          Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

          Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to ordinary income is 38.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special, lower maximum rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments held for more than five years. (An even lower rate applies to individuals in some lower federal income tax brackets.) However, the 18% rate only applies to assets acquired after December 31, 2000, unless an election is made to treat certain assets held on January 1, 2001, as having been sold and then reacquired on the same date. If the election is made, the asset will be deemed to be sold at its fair market value and any gain, but not loss, will be recognized. The 18% rate will apply to capital gain distributions by a Fund to the extent that the gain is derived from the disposition of a portfolio investment acquired by the Fund after December 31, 2000 and was held for more than five years at the time of disposition. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

          Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 30% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Under the Economic Growth and Tax Relief Recovery Act, the rate of backup withholding is set to decrease in future years.

          Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

          Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days (91 days in the case of certain dividends on preferred stock) during the 90 day (180 day) period beginning 45 days (90 days) prior to the date upon which the Fund becomes entitled to such dividend income.

          Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (each, a "foreign shareholder") generally will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign shareholder, in which case the reporting and withholding requirements applicable to U.S. persons generally will apply. Special rules apply to foreign partnerships. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Fund shares and capital gain distributions.

                                  CAPITAL STOCK

          The Funds are six of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

          Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's Funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the fund with all other shares. Shareholders bear their pro rata portion of a Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

          With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

          As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

          Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

          Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

          Set forth below, as of January 3, 2003, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 3, 2003

                                                                                    TYPE OF         PERCENTAGE
        FUND                                    NAME AND ADDRESS                   OWNERSHIP         OF CLASS
---------------------               --------------------------------------------   ---------        -----------
Asset Allocation Fund
Class A                             N/A

Class B                             N/A

Class C                             N/A


Institutional Class                 Wells Fargo Bank MN NA FBO                      Record             85.65%
                                    Stagecoach Balanced FD CL I
                                    ATTN:  Mutual Fund OPS
                                    P.O. Box 1533
                                    Minneapolis, MN 55480-1533

Growth Balanced Fund
Class A                             N/A

Class B                             N/A

Class C                             EMJAYCO                                         Record             25.27%
                                    Omnibus Account
                                    PO Box 170910
                                    Milwaukee, WI 53217-0909

Institutional Class                 Wells Fargo Bank MN NA FBO                      Record             91.66%
                                    Growth Balanced Fund I
                                    Attn:  Mutual Fund OPS
                                    P.O. Box 1533
                                    Minneapolis, MN 55480-1533

Index Allocation Fund
Class A                             N/A

Class B                             N/A

Class C                             MLPF&S For The Sole Benefit Of Its Customers    Record             22.97%
                                    ATTN:  Mutual Fund Administration
                                    4800 Deer Lake Drive East, 3rd Floor
                                    Jacksonville, FL 32246-6484

                                                                                    TYPE OF         PERCENTAGE
        FUND                                    NAME AND ADDRESS                   OWNERSHIP         OF CLASS
----------------------              ------------------------------------           ---------        -----------
Moderate Balanced Fund
Institutional Class                 Wells Fargo Bank MN NA FBO                      Record             96.27%
                                    Moderate Balanced I
                                    Attn:  Mutual Fund OPS
                                    P.O. Box 1533
                                    Minneapolis, MN 55480-1533

Strategic Growth Allocation Fund
Institutional Class                 Wells Fargo Bank MN NA                          Record             90.76%
                                    Strategic Growth Allocation Fund (I)
                                    Distribution Option 104
                                    Attn:  Mutual Fund OPS
                                    P.O. Box 1533
                                    Minneapolis, MN 55480-1533

Strategic Income Fund
Institutional Class                 Wells Fargo Bank Minnesota NA                   Record             88.41%
                                    Strategic Income I
                                    C/O Mutual Fund Processing
                                    PO Box 1450 NW 8477
                                    Minneapolis, MN 55485-1450

          For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                      OTHER

          The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                     COUNSEL

          Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                              INDEPENDENT AUDITORS

          KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                              FINANCIAL INFORMATION

          The portfolios of investments and audited financial statements for all of the Funds for the fiscal year ended September 30, 2002 are hereby incorporated by reference to the Funds' Annual Report.

                                    APPENDIX

          The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

          Corporate Bonds

          S&P

          S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

               AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

               AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

               A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

               BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

               BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

               B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

               CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

               Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

               CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

               C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

               D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

          Moody's

          Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

               Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

               A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

               Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

               B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

               Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

               C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

               Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

          Short-Term Issue Credit Ratings (including Commercial Paper)

               S&P:

               A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

               A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

               A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

               B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

               C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

               D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

               Moody's:

               Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

               Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

               Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

               Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

                             WELLS FARGO FUNDS TRUST
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2003

                             DIVERSIFIED EQUITY FUND
                           DIVERSIFIED SMALL CAP FUND
                               EQUITY INCOME FUND
                                EQUITY INDEX FUND
                                EQUITY VALUE FUND
                                   GROWTH FUND
                               GROWTH EQUITY FUND
                                   INDEX FUND
                            INTERNATIONAL EQUITY FUND
                           LARGE CAP APPRECIATION FUND
                            LARGE COMPANY GROWTH FUND
                               MID CAP GROWTH FUND
                    SIFE SPECIALIZED FINANCIAL SERVICES FUND
                              SMALL CAP GROWTH FUND
                          SMALL CAP OPPORTUNITIES FUND
                            SMALL COMPANY GROWTH FUND
                            SMALL COMPANY VALUE FUND
                        SPECIALIZED HEALTH SCIENCES FUND
                           SPECIALIZED TECHNOLOGY FUND

               Class A, Class B, Class C, and Institutional Class

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about nineteen funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the Diversified Equity, Diversified Small Cap, Equity Income, Equity Index, Equity Value, Growth, Growth Equity, Index, International Equity, Large Cap Appreciation, Large Company Growth, Mid Cap Growth, SIFE Specialized Financial Services, Small Cap Growth, Small Cap Opportunities, Small Company Growth, Small Company Value, Specialized Health Sciences and Specialized Technology Funds. Each Fund, except for the Specialized Health Sciences and Specialized Technology Funds, is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund offers Class A and Class B shares, except the Diversified Small Cap, Index, Small Cap Opportunities and Small Company Growth Funds, which only offer Institutional Class shares. The Diversified Equity, Equity Income, Equity Value, Growth Equity, International Equity, Large Cap Appreciation, Large Company Growth, Mid Cap Growth, SIFE Specialized Financial Services, Small Cap Growth, Small Company Value, Specialized Health Sciences and Specialized Technology Funds also offer Class C shares. The Diversified Equity, Equity Income, Equity Value, Growth, Growth Equity, International Equity, Large Cap Appreciation, Large Company Growth, Small Cap Growth, and Small Company Value Funds also offer Institutional Class shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses, also dated February 1, 2003. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors' report for the year ended September 30, 2002, are hereby incorporated by reference to the Annual Report. The Prospectuses and Annual Report may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Historical Fund Information ...............................................   1

Investment Policies .......................................................   3

Additional Permitted Investment Activities and Associated Risks ...........   6

Management ................................................................  27

Performance Calculations ..................................................  52

Determination of Net Asset Value ..........................................  55

Additional Purchase and Redemption Information ............................  56

Portfolio Transactions ....................................................  58

Fund Expenses .............................................................  61

Federal Income Taxes ......................................................  61

Capital Stock .............................................................  70

Other .....................................................................  78

Counsel ...................................................................  78

Independent Auditors ......................................................  78

Financial Information .....................................................  78

                           HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to the Funds (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

     The Funds described in this SAI, except for the Large Cap Appreciation, Mid Cap Growth, SIFE Specialized Financial Services Fund, Small Company Value, Specialized Health Sciences and Specialized Technology Funds, were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisers' parent companies.

     The chart below indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors of the Wells Fargo Funds.

----------------------------------------------------------------------------------------
            Wells Fargo Funds                             Predecessor Funds
----------------------------------------------------------------------------------------
Diversified Equity Fund                     Norwest Diversified Equity Fund
----------------------------------------------------------------------------------------
Diversified Small Cap Fund                  Norwest Diversified Small Cap Fund
----------------------------------------------------------------------------------------
Equity Income Fund                          Norwest Income Equity Fund
----------------------------------------------------------------------------------------
Equity Index Fund                           Stagecoach Equity Index Fund
----------------------------------------------------------------------------------------
Equity Value Fund                           Stagecoach Equity Value Fund
----------------------------------------------------------------------------------------
Growth Fund                                 Stagecoach Growth Fund
----------------------------------------------------------------------------------------
Growth Equity Fund                          Norwest Growth Equity Fund
----------------------------------------------------------------------------------------
Index Fund                                  Norwest Index Fund
----------------------------------------------------------------------------------------
International Equity Fund                   Stagecoach International Equity Fund
----------------------------------------------------------------------------------------
Large Cap Appreciation Fund                 N/A
----------------------------------------------------------------------------------------
Large Company Growth Fund                   Norwest Large Company Growth Fund
----------------------------------------------------------------------------------------
Mid Cap Growth Fund                         N/A
----------------------------------------------------------------------------------------
SIFE Specialized Financial Services Fund    N/A
----------------------------------------------------------------------------------------
Small Cap Growth Fund                       Stagecoach Small Cap Fund
----------------------------------------------------------------------------------------
Small Cap Opportunities Fund                Norwest Small Cap Opportunities Fund
----------------------------------------------------------------------------------------
Small Company Growth Fund                   Norwest Small Company Growth Fund
----------------------------------------------------------------------------------------
Small Company Value Fund                    N/A
----------------------------------------------------------------------------------------
Specialized Health Sciences Fund            N/A
----------------------------------------------------------------------------------------
Specialized Technology Fund                 N/A
----------------------------------------------------------------------------------------

     The Diversified Equity Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Fund of Norwest. The predecessor Norwest Diversified Equity Fund commenced operations on December 31, 1988.

     The Diversified Small Cap Fund commenced operations on November 8, 1999, as successor to the Diversified Small Cap Fund of Norwest. The predecessor Norwest Diversified Small Cap Fund commenced operations on December 31, 1997. As of November 16, 2001, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

     The Equity Income Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Income Fund of Stagecoach and the Income Equity Fund of Norwest. The predecessor Norwest Income Equity Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 11, 1994 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Equity Fund.

     The Equity Index Fund commenced operations on November 8, 1999, as successor to the Equity Index Fund of Stagecoach. The predecessor Stagecoach Equity Index Fund commenced operations on January 1, 1992, as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor Fund's commencement of operations was January 25, 1984.

     The Equity Value Fund commenced operations on November 8, 1999, as successor to the Equity Value Fund of Stagecoach. The predecessor Stagecoach Equity Value Fund was originally organized on July 2, 1990 as the Pacifica Equity Value Fund, an investment portfolio of Pacifica Funds Trust. On September 6, 1996, the Pacifica Equity Value Fund was reorganized as the Stagecoach Equity Value Fund.

     The Growth Fund commenced operations on November 8, 1999, as successor to the Growth Fund of Stagecoach and the Value Growth Stock Fund of Norwest. The predecessor Stagecoach Growth Fund, which is considered the surviving entity for accounting purposes, commenced operations on January 1, 1992 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Growth Fund.

     The Growth Equity Fund commenced operations on November 8, 1999, as successor to the Growth Equity Fund of Norwest. The predecessor Norwest Growth Equity Fund commenced operations on April 30, 1989.

     The Index Fund commenced operations on November 8, 1999, as successor to the Index Fund of Norwest. The predecessor Norwest Index Fund commenced operations on January 31, 1987.

     The International Equity Fund commenced operations on November 8, 1999, as successor to the International Equity Fund of Stagecoach. The predecessor Stagecoach International Equity Fund commenced operations on September 24, 1997.

     The Large Cap Appreciation Fund commenced operations on August 31, 2001.

     The Large Company Growth Fund commenced operations on November 8, 1999, as successor to the Large Company Growth Fund of Norwest. The predecessor Norwest Large Company Growth Fund commenced operations on December 31, 1982.

     The Mid Cap Growth Fund commenced operations on October 1, 2000.

     The SIFE Specialized Financial Services Fund commenced operations on February 25, 2002 as the successor to the SIFE Trust Fund, a Delaware statutory trust. The SIFE Trust Fund was organized on February 28, 1997 as the successor-in-interest to the SIFE Trust Fund, a California trust, which was organized on September 26, 1960. The Fund, through its predecessor entities, has offered its shares to the public on a continuous basis since July 2, 1962. The predecessor fund offered Class A-I, Class A-II, Class B and Class C shares. The performance history and financial highlights shown for periods prior to February 25, 2002, are the performance history and financial highlights of the predecessor fund. The Class A-I shares are considered the accounting survivor for the Class A shares.

     The Small Cap Growth Fund commenced operations on November 8, 1999, as successor to the Small Cap and Strategic Growth Funds of Stagecoach and the Small Company Stock Fund of Norwest. The predecessor Stagecoach Small Cap Fund, which is considered the surviving entity for accounting purposes, commenced operations on September 16, 1996 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Small Cap Fund.

     The Small Cap Opportunities Fund commenced operations on November 8, 1999, as successor to the Small Cap Opportunities Fund of Norwest. The predecessor Norwest Small Cap Opportunities Fund commenced operations on August 1, 1993. As of May 17, 2002, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

     The Small Company Growth Fund commenced operations on November 8, 1999, as successor to the Small Company Growth Fund of Norwest. The predecessor Norwest Small Company Growth Fund commenced operations on December 31, 1982.

     The Small Company Value Fund commenced operations on January 31, 2002.

     The Specialized Health Sciences Fund commenced operations on April 2, 2001.

     The Specialized Technology Fund commenced operations on September 18, 2000.

                               INVESTMENT POLICIES

     Fundamental Investment Policies

     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies,
(iii) municipal securities, (iv) repurchase agreements, or (v) limit the Specialized Health Sciences Fund's investments in securities of the health sciences sector, which is the group of industries that include pharmaceutical, biochemical, biotechnology, research and development, health care facilities, health care services and medical device industries, or (vi) limit the Specialized Technology Fund's investment in securities of the technology sector, which can be a single industry or group of industries such as the computer, software, communications equipment and services, semiconductor, health care, biotechnology, or defense and aerospace industries, or (vii) limit the SIFE Specialized Financial Services Fund's investment in securities of companies that the adviser considers to be in the "financial services" sector, which includes commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate related companies, leasing companies and consumer and industrial finance companies, and, provided further that (viii) the Index Fund and the Equity Index Fund reserve the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

     (2) except for the Specialized Health Sciences and Specialized Technology Funds, purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies

     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

     (1) Any Fund that is purchased by another fund in the Wells Fargo Fund family in reliance on Section 12(d)(1)(G) of the 1940 Act or in reliance on an exemptive 0order granting relief from Section 12(d)(1)(A) that conditions such relief on the existence of this policy, will not purchase shares of any registered open-end investment company or registered unit investment trust in reliance on either section 12(d)(1)(F) or Section 12(d)(1)(G).

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund, except the Specialized Technology Fund and the Specialized Health Sciences Fund, may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. Short sale transactions not made "against the box" by the Specialized Technology Fund and the Specialized Health Sciences Fund may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days' notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

     General

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

         ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Funds. Some of the Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust") or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Bank Obligations

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

     Borrowing

     The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

     Closed-End Investment Companies

     Certain Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

     Commercial Paper

     The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO").

     Convertible Securities

     The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

     Custodial Receipts for Treasury Securities

     The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities (CATS), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

     Derivative Securities: Futures and Options Contracts

     Futures and options contracts are types of "derivative securities," securities which derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate. As is described in more detail below, a Fund often invests in these securities as a "hedge" against fluctuations in the value of the other securities in that Fund's portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. Also, derivative securities are more likely to experience periods when they will not be readily tradable. If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the adviser determines is optimal, the Fund may lose money on the investment. Additional risks of derivative securities include: the risk of the disruption of the Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

     The use of derivatives by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the U.S. Securities and Exchange Commission ("SEC") rules limiting the use of leverage.

     Futures Contracts. The Funds may trade futures contracts and options on futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker when the parties enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay an additional variation margin until the position is closed.

     The Funds may also purchase options on futures contracts. See "Options Trading" below.

     Options and Futures Contracts. When hedging to attempt to protect against declines in the market value of the Funds' securities, to permit the Funds to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or
(3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Funds will normally purchase and then terminate the hedging position), the Funds would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Funds' strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Funds' activities in the underlying cash market.

     The Funds may write (i.e., sell) call options ("calls") if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are "covered" (i.e., the Funds own the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Funds is exercised, the Funds forego any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

     When the Funds write a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Funds if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, the Funds may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Funds retain the underlying security and the premium received. If the Funds could not effect a closing purchase transaction due to the lack of a market, they would have to hold the callable securities until the call lapsed or was exercised.

     The Funds may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Funds cover the call by segregating in escrow an equivalent dollar amount of liquid assets. The Funds will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Funds to deliver a futures contract; it would simply put the Funds in a short futures position, which is permitted by the Funds' hedging policies.

     Special Considerations for the Small Cap Opportunities Fund. The Small Cap Opportunities Fund may write covered calls on up to 100% of its total assets or employ one or more types of instruments to hedge.

     Purchasing Calls and Puts. Certain Funds may purchase put options ("puts") which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices. A Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. A Fund may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written.

     When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

     When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future that a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

     Purchasing a put on either a stock index or on a Stock Index Future not held by a Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities. When a Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund's delivery of the underlying investment.

     Stock Index Futures. Certain Funds may buy and sell Stock Index Futures. A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

     No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

     Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When a the Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

     Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser, considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

     Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

     See "Options Trading" below.

     Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

     Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which certain Funds may invest.

     A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indexes fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indexes will be subject to the adviser's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option. The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

     Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

     Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds' investment objective and legally permissible for a Fund.

     Dollar Roll Transactions

     The Funds may enter into "dollar roll" transactions wherein a Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

     Emerging Market Securities

     Certain Funds may invest in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Floating- and Variable-Rate Obligations

     The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Obligations and Securities

     Certain Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Investment income on and sales proceeds payable on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

     The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     The Funds may enter into currency forward contracts ("forward contracts") to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, Funds may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
Transactions

     The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Illiquid Securities

     The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

     Initial Public Offerings

     Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

     Loans of Portfolio Securities

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN" or "Custodian") acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank MN is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

     Money Market Instruments and Temporary Investments

     The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1--" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

     Mortgage-Related and Other Asset-Backed Securities

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security . Variations in the maturities of mortgage-related securities will affect the yield of a Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Collateralized Mortgage Obligations ("CMOs"). The Funds may also invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association (" FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that the Adviser's assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

     Other Asset-Backed Securities. The Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

     Other Investment Companies

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     iShares. The Funds may invest in "iShares" securities, which are index-tracking mutual funds sold in 50,000 share "Creation Units," primarily to institutions or other large investors. iShares seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular equity market index.

     Participation Interests

     The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

     Privately Issued Securities

     The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the adviser to be "illiquid" are subject to the Funds' policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser, under guidelines approved by the Board, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Repurchase Agreements

     The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collaterized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

     Reverse Repurchase Agreements

     The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

     Short Sales

     A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

     The value of securities of any issuer in which a fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the fund's net assets or 5% of the securities of such class of the issuer. A fund's ability to enter into short sales transactions is limited by the requirements of the Investment Company Act of 1940 (the "1940 Act").

     Short sales by a fund that are not made "against the box" create opportunities to increase the fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a fund makes a short sale "against the box," the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund's long position would be reduced by a gain in the short position.

     In view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund, except the Specialized Health Sciences Fund and the Specialized Technology Fund, will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. The Specialized Health Sciences Fund and the Specialized Technology Fund may make short sales that are not "against the box," however, such transactions may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

     Small Company Securities

     Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

     Synthetic Convertible Securities

     The Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

     Unrated Investments

     The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

     U.S. Government Obligations

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants

     The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

     Nationally Recognized Statistical Ratings Organizations

     The ratings of Moody's, S&P and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the each Prospectus entitled "Organization and Management of the Funds."

     Trustees and Officers. The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for each of the 95 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the "Fund Complex"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("independent Trustees"), appears separately from the information for the "interested" Trustees.

                        Position Held with                                         Other Public Company
Name, Age and           Registrant/            Principal Occupation(s)             or Investment Company
Address                 Length of Service/1/   During Past 5 Years                 Directorships
-------                 --------------------   ---------------------               -------------
                                       INDEPENDENT TRUSTEES

Thomas S. Goho, 60      Trustee,               Wake Forest University, Calloway             N/A
                        since 1987             School of Business and
                                               Accountancy, Benson-Pruitt
                                               Professorship since 1999,
                                               Associate Professor of Finance
                                               1994-1999.

Peter G. Gordon, 60     Trustee, since         Chairman, CEO and Co-Founder of              N/A
                        1998; (Lead            Crystal Geyser Water Company and
                        Trustee, since         President of Crystal Geyser
                        2001).                 Roxane Water Company.


Richard M. Leach, 69    Trustee,               President of Richard M. Leach                N/A
                        since 1987             Associates (a financial
                                               consulting firm).


Timothy J. Penny, 51    Trustee,               Senior Counselor to the public               N/A
                        since 1996             relations firm of Himle-Horner
                                               and Senior Fellow at the Humphrey
                                               Institute, Minneapolis, Minnesota
                                               (a public policy organization).

Donald C. Willeke, 62   Trustee,               Principal of the law firm of                 N/A
                        since 1996             Willeke & Daniels.

                                       INTERESTED/2/ TRUSTEES

Robert C. Brown, 71     Trustee,               Retired. Director, Federal Farm              N/A
                        since 1992             Credit Banks Funding Corporation
                                               and Farm Credit System Financial
                                               Assistance Corporation until
                                               February 1999.

                        Position Held with                                         Other Public Company
Name, Age and           Registrant/            Principal Occupation(s)             or Investment Company
Address                 Length of Service/1/   During Past 5 Years                 Directorships
-------                 --------------------   ---------------------               -------------
J. Tucker Morse, 58     Trustee,               Private Investor/Real Estate                 N/A
                        since 1987             Developer; Chairman of White
                                               Point Capital, LLC.

                                             OFFICERS

Michael J. Hogan, 43    President,             Executive Vice President of Wells            N/A
                        since 2000             Fargo Bank, N.A.  President of
                                               Wells Fargo Funds Management, LLC
                                               since March 2001. Senior Vice
                                               President of Wells Fargo Bank,
                                               N.A. from April 1997 to July
                                               1999.

Karla M. Rabusch, 43    Treasurer,             Senior Vice President of Wells               N/A
                        since 2000             Fargo Bank, N.A. Senior Vice
                                               President and Chief
                                               Administrative Officer of Wells
                                               Fargo Funds Management, LLC since
                                               March 2001.  Vice President of
                                               Wells Fargo Bank, N.A. from
                                               December 1997 to May 2000.

C. David Messman, 42    Secretary,             Vice President and Senior Counsel            N/A
                        since 2000             of Wells Fargo Bank, N.A.  Vice
                                               President and Secretary of Wells
                                               Fargo Funds Management, LLC since
                                               March 2001.

----------------
/1/ Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

/2/ Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds' adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary, and did not meet during the Funds' most recently completed fiscal year. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met two times during the Funds' most recently completed fiscal year.

     Compensation. Prior to January 1, 2002, each Trustee received an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also received a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting was held absent a full Board meeting, each attending Trustee received a $1,000 combined fee. These fees applied equally for in-person or telephonic meetings, and Trustees were reimbursed for all out-of-pocket expenses related to attending meetings.

     Effective January 1, 2002, each Trustee receives an annual retainer (payable quarterly) of $52,000 from the Fund Complex. Each Trustee also receives a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2002, the Trustees received the following compensation:

                               Compensation Table
                          Year Ended September 30, 2002
                          -----------------------------

     Trustee                                            Compensation
     -------                                            ------------

                              INDEPENDENT TRUSTEES
     Thomas S. Goho                                        $65,000
     Peter G. Gordon                                       $72,500
     Richard M. Leach                                      $65,000
     Timothy J. Penny                                      $65,000
     Donald C. Willeke                                     $65,000
                               INTERESTED TRUSTEES
     Robert C. Brown                                       $65,000
     W. Rodney Hughes*                                     $65,000
     J. Tucker Morse                                       $65,000

     ---------------------------
     * Retired as of 12/31/02.

     Beneficial Equity Ownership Information. As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

             BENEFICIAL EQUITY OWNERSHIP IN FUND COMPLEX SECURITIES
                      CALENDAR YEAR ENDED DECEMBER 31, 2002

                   Dollar Range of Equity Securities of the Stock Funds
                   of Funds Trust
                   ------------------------------------------------------
                          Diver-                                          Inter- Large
                   Diver- sified                                          natio- Cap
                   sified Small  Equity Equity Equity        Growth       nal    Appre-
Trustee            Equity Cap    Income Index  Value  Growth Equity Index Equity ciation
----------------------------------------------------------------------------------------
                                      INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------
Thomas S. Goho        0     0      0      B      0      0      0      0     0       0
----------------------------------------------------------------------------------------
Peter G. Gordon       A     0      0      0      0      0      0      0     0       0
----------------------------------------------------------------------------------------
Richard M. Leach      0     0      0      0      0      0      0      0     0       0
----------------------------------------------------------------------------------------
Timothy J. Penny      0     0      A      0      0      0      0      0     0       0
----------------------------------------------------------------------------------------
Donald C. Willeke     0     0      0      0      0      0      0      B     B       0
----------------------------------------------------------------------------------------

                                       INTERESTED TRUSTEES
----------------------------------------------------------------------------------------
Robert C. Brown       0     0      0      0      0      0      0      0     0       0
----------------------------------------------------------------------------------------
J. Tucker Morse       0     0      0      0      0      0      0      0     0       0
----------------------------------------------------------------------------------------

                    Dollar Range of Equity Securities of the Stock Funds
                    of Funds Trust
                    --------------------------------------------------------------------
                                  SIFE
                                  Specia-         Small                                   Aggregate
                    Large         lized           Cap    Small          Specia-  Specia-  Dollar Range of
                    Com-   Mid    Finan-   Small  Oppor- Com-   Small   lized    lized    Equity
                    pany   Cap    cial     Cap    tuni-  pany   Company Health   Tech-    Securities of
Trustee             Growth Growth Services Growth ties   Growth Value   Sciences nology   Fund Complex
---------------------------------------------------------------------------------------------------------
                                             INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------
Thomas S. Goho        0      0       0       0      0      0       0        0       0          D
---------------------------------------------------------------------------------------------------------
Peter G. Gordon       A      0       0       0      A      0       0        0       0          B
---------------------------------------------------------------------------------------------------------
Richard M. Leach      0      0       0       0      0      0       0        0       0          0
---------------------------------------------------------------------------------------------------------
Timothy J. Penny      0      0       0       0      0      0       0        0       0          B
---------------------------------------------------------------------------------------------------------
Donald C. Willeke     0      0       0       A      B      A       0        0       A          B
---------------------------------------------------------------------------------------------------------

                                             INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------
Robert C. Brown       0      0       0       0      0      0       0        0       0          C
---------------------------------------------------------------------------------------------------------
J. Tucker Morse       0      0       0       D      0      0       0        0       0          D
---------------------------------------------------------------------------------------------------------

     Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

     Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an "Advisory Agreement," and collectively, the "Advisory Agreements") for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-advisers (individually, an "Adviser" and collectively, the "Advisers"), a description of the quality and nature of the services provided by the Advisers.

     Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

     The Board then reviewed statistical information regarding the expenses of the Funds and the expenses and performance information for a "Peer Group" of the Funds, the relevant Lipper category of funds ("Lipper Group"), and an applicable broad based index. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. The Board then reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund's total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and
(iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund's asset levels.

     The Board then analyzed the Adviser's background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser(s) who make the day-to-day investment decisions for the respective Funds. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee a large group of sub-advisers many of whom have different investment philosophies and styles. The Board also recognized that the primary investment Adviser's oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers' compliance procedures including the Advisers' internal compliance policies relating to their respective codes of ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

     In addition to the above considerations, the Board also analyzed certain factors relating specifically to each sub-adviser. For example, the Board considered each sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with each sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed each sub-adviser's procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was a sub-adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds' portfolios. The Board reviewed each sub-adviser's method for allocating portfolio opportunities among the Funds and other advisory clients.

     Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser's background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and
(iv) the level of profits realized by the primary investment Adviser from its advisory arrangement with the Funds.

     Investment Adviser. Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds on March 1, 2001. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank that are described below. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; (ii) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust and have "dormant" advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more master portfolios of Master Trust and have both active and dormant advisory arrangements at the gateway level.

     As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                        Annual Rate
Stand-Alone Funds                             (as a percentage of net assets)
-----------------                             -------------------------------

Equity Index                                               0.25%
Equity Value                                               0.75%
Growth                                                     0.75%
International Equity                                       1.00%
Mid Cap Growth                                             0.75%
SIFE Specialized Financial Services Fund                   0.95%
Small Cap Growth                                           0.90%
Small Cap Opportunities                                    0.90%
Specialized Health Sciences                                0.95%
Specialized Technology                                     1.05%

     As described in the second category above, the gateway feeder Funds each invest 100% of their assets in a single respective master portfolio of Master Trust. Because the gateway feeder Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Funds to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, the gateway feeder Funds each have a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from a gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If a gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund's investment in various master portfolios. If a gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.

                                Active        Dormant Asset     Pass-through
Gateway Feeder Fund         Advisory Fees    Allocation Fees*   Advisory Fees**
-------------------         -------------    ---------------    -------------

Equity Income                   0.00%             0.25%            0.75%
Index                           0.00%             0.25%            0.15%
Large Cap Appreciation          0.00%             0.25%            0.70%
Large Company Growth            0.00%             0.25%            0.75%
Small Company Growth            0.00%             0.25%            0.90%
Small Company Value             0.00%             0.25%            0.90%

--------------------
* Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.

** Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.

     As described in the third category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which each gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. The gateway blended Funds also have the dormant advisory arrangements described above with respect to the gateway feeder Funds.

                                 Advisory Fees                 Master Level
Gateway Blended Funds   (Maximum Asset Allocation Fees)   Dormant Advisory Fees*
---------------------   -------------------------------   ---------------------

Diversified Equity                   0.25%                        0.72%
Diversified Small Cap                0.25%                        0.87%
Growth Equity                        0.25%                        0.97%

--------------------
..    Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees reflect a blended fee rate.

          As discussed in the "Historical Fund Information" section, the Funds, except for the Large Cap Appreciation, Mid Cap Growth, SIFE Specialized Financial Services, Small Company Value, Specialized Health Sciences and Specialized Technology Funds, were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid to either Funds Management/Wells Fargo Bank or NIM by a Fund or its predecessor portfolio that is considered the surviving entity for accounting purposes.

                             FORMER STAGECOACH FUNDS

          For the periods indicated below, the following Funds and their predecessor portfolios paid to Funds Management/Wells Fargo Bank the following advisory fees and Funds Management/Wells Fargo Bank waived the indicated amounts:

                                     Year-Ended                  Year-Ended                   Year-Ended
                     Fund             9/30/02                     9/30/01                       9/30/00
     --------------------    -------------------------    -------------------------    -------------------------
                              Fees Paid    Fees Waived     Fees Paid    Fees Waived     Fees Paid    Fees Waived
                             -----------   -----------    -----------   -----------    -----------   -----------
     Equity Index            $         0   $ 1,015,891    $   295,913   $ 1,132,694    $   693,280   $ 1,130,732
     Equity Value            $   194,503   $   507,322    $   553,081   $   339,333    $   886,771   $   359,778
     Growth                  $ 1,139,349   $ 1,214,040    $ 2,008,160   $ 1,182,900    $ 2,116,710   $ 1,255,710
     International Equity    $ 2,431,712   $   360,711    $ 2,032,189   $   172,415    $ 1,131,268   $   593,029
     Small Cap Growth        $ 1,452,697   $ 1,010,851    $ 2,593,243   $   604,473    $ 1,594,682   $ 1,855,697

                              FORMER NORWEST FUNDS

          For the periods indicated below, the following Funds and their predecessors paid Funds Management/Wells Fargo Bank or NIM, the following advisory fees and Funds Management/Wells Fargo Bank or NIM waived the indicated amounts:

                                           Year-Ended                    Year-Ended
                                             9/30/02                       9/30/01
                                    -------------------------     -------------------------
                    Fund             Fees Paid     Fee Waived      Fees Paid    Fees Waived
           -----------------------  -----------    ----------     -----------   -----------
           Diversified Equity       $ 1,244,456    $2,704,181     $ 2,464,740   $ 2,403,740
           Diversified Small Cap    $   147,907    $  348,352     $   220,086   $   130,203
           Equity Income            $         0    $        0     $         0   $         0
           Growth Equity            $   186,671    $1,112,660     $   890,932   $   617,310
           Index                    $         0    $        0     $         0   $         0
           Large Company Growth     $         0    $        0     $         0   $         0
           Small Cap Opportunities  $ 3,015,140    $   77,170     $ 2,336,810   $   281,280
           Small Company Growth     $         0    $        0     $         0   $         0

                                                 Year-Ended
                                                   9/30/00
                                         --------------------------
                       Fund               Fees Paid     Fees Waived
              -----------------------    -----------    -----------
              Diversified Equity         $ 2,805,740    $ 2,403,037
              Diversified Small Cap      $    82,950    $   143,843
              Equity Income              $         0    $         0
              Growth Equity              $ 1,233,732    $   746,723
              Index                      $         0    $         0
              Large Company Growth       $         0    $         0
              Small Cap Opportunities    $ 2,031,584    $    68,995
              Small Company Growth       $         0    $         0


                             FORMER SIFE TRUST FUND

       For the periods indicated below, the SIFE Specialized Financial Services Fund and its predecessor portfolio, paid to Funds Management or SIFE (the predecessor portfolio's investment adviser), the following advisory fees and Funds Management or SIFE waived the indicated amounts:


                                  Nine-Month Period Ended                Year Ended
                                          9/30/02                         12/31/01
                                ----------------------------    ---------------------------
            Fund                 Fees Paid      Fees Waived      Fees Paid      Fees Waived
 --------------------------     -----------     -----------     -----------     -----------
 SIFE Specialized Financial
          Services              $ 3,976,130     $   666,240     $ 9,319,732     $         0


                                        Year Ended                       Year Ended
                                          9/30/00                         12/31/01
                                ----------------------------    ---------------------------
            Fund                 Fees Paid      Fees Waived      Fees Paid      Fees Waived
 --------------------------     -----------     -----------     -----------     -----------
 SIFE Specialized Financial
          Services              $ 9,395,394     $         0     $13,497,674     $         0

                LARGE CAP APPRECIATION FUND, MID CAP GROWTH FUND,
           SMALL COMPANY VALUE FUND, SPECIALIZED HEALTH SCIENCES FUND
                         AND SPECIALIZED TECHNOLOGY FUND

       For the periods indicated below, the Large Cap Appreciation Fund, Mid Cap Growth Fund, Small Company Value, Specialized Health Sciences Fund and Specialized Technology Fund paid to Funds Management/Wells Fargo Bank the following advisory fees and Funds Management/Wells Fargo Bank waived the indicated amounts:

                                       Year-Ended               Year-Ended
       Fund                              9/30/02                  9/30/01
       ----                            ----------               ----------

                               Fees Paid   Fees Waived      Fees Paid   Fees Waived
                               ---------   -----------      ---------   -----------
       Large Cap               $       0     $       0      $      0**   $       0**
          Appreciation
       Mid Cap Growth          $       0     $  81,530      $      0     $  70,758
       Small Company Value     $       0*    $       0*         N/A           N/A
       Specialized Health      $ 198,207     $ 144,463      $      0     $ 110,378
          Sciences
       Specialized Technology  $ 143,288     $ 571,169      $862,982     $ 227,685

                                                    Year-Ended
            Fund                                     9/30/00
            ----                                   ------------

                                              Fees Paid     Fees Waived
                                              ---------     -----------
            Large Cap Appreciation               N/A            N/A
            Mid Cap Growth                       N/A            N/A
            Small Company Value                  N/A            N/A
            Specialized Health Sciences          N/A            N/A
            Specialized Technology          $ 29,658***      $  9,761***


-------------------
* The amounts indicate fees paid from January 31, 2002, the Fund's commencement date, through September 30, 2002.

** The amounts indicate fees paid from August 31, 2001, the Fund's commencement date, through September 30, 2001.

*** The amounts indicate fees paid from September 18, 2000, the Fund's commencement date, through September 30, 2000.

       General. Each Fund's Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

       Investment Sub-Advisers. Funds Management has engaged Cadence Capital Management ("Cadence"), Dresdner RCM Global Investors LLC ("Dresdner"), Peregrine Capital Management, Inc. ("Peregrine"), Schroder Investment Management North America Inc. ("Schroder"), Smith Asset Management Group ("Smith"), and Wells Capital Management Incorporated ("Wells Capital

Management") to serve as investment sub-advisers to the stand-alone Funds of the Trust and the master portfolios of Master Trust in which the gateway blended and gateway feeder Funds invest, as listed in the charts below (collectively, the "Sub-Advisers"). Subject to the direction of the Trust's and Master Trust's (the "Trusts") Boards and the overall supervision and control of Funds Management and the Trusts, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trusts' Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Peregrine and Wells Capital Management.

         Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway Fund has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the master portfolio(s) in which the gateway Funds invest. Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the gateway Funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

--------------------------------------------------------------------------------
    MASTER PORTFOLIO            SUB-ADVISER                       FEES
--------------------------------------------------------------------------------
Disciplined Growth             Smith                             0-175M    0.35%
                                                               175-225M    0.00%
                                                               225-500M    0.25%
                                                      greater than 500M    0.20%
--------------------------------------------------------------------------------
Equity Income                  Wells Capital                     0-200M    0.25%
                               Management                      200-400M    0.20%
                                                      greater than 400M    0.15%
--------------------------------------------------------------------------------
Index                          Wells Capital                     0-200M    0.02%
                               Management             greater than 200M    0.01%
--------------------------------------------------------------------------------
International Equity           Wells Capital                     0-200M    0.35%
                               Management             greater than 200M    0.25%
--------------------------------------------------------------------------------
Large Cap Appreciation         Cadence                           0-250M    0.30%
                                                               250-500M    0.20%
                                                          500-1 billion    0.15%
                                                 greater than 1 billion    0.10%
--------------------------------------------------------------------------------
Large Company Growth           Peregrine                          0-25M    0.75%
                                                                 25-50M    0.60%
                                                                50-275M    0.50%
                                                      greater than 275M    0.30%
--------------------------------------------------------------------------------
Small Cap Basic Value          Wells Capital                     0-200M    0.25%
                               Management             greater than 200M    0.20%
--------------------------------------------------------------------------------
Small Cap Index                Wells Capital                     0-200M    0.02%
                               Management             greater than 200M    0.01%
--------------------------------------------------------------------------------
                                       40

    ----------------------------------------------------------------------------
        MASTER PORTFOLIO          SUB-ADVISER              FEES
    ----------------------------------------------------------------------------
    Small Cap Value                Smith                   0-110M        0.45%
                                                         110-150M        0.00%
                                                         150-300M        0.30%
                                                greater than 300M        0.25%
    ----------------------------------------------------------------------------
    Small Company Growth           Peregrine                0-50M        0.90%
                                                          50-180M        0.75%
                                                         180-340M        0.65%
                                                         340-685M        0.50%
                                                         685-735M        0.52%
                                                greater than 735M        0.55%
    ----------------------------------------------------------------------------
    Small Company Value            Peregrine               0-175M        0.50%
                                                greater than 175M        0.75%
    ----------------------------------------------------------------------------


         Funds Management has engaged Dresdner, Schroder, Smith, and Wells Capital Management as investment sub-advisers for the stand-alone Funds of the Trust listed below. For providing sub-advisory services, Dresdner, Schroder, Smith and Wells Capital Management are entitled to receive fees as described below.

    ----------------------------------------------------------------------------
        FUND                    SUB-ADVISER                FEES
    ----------------------------------------------------------------------------
    Equity Index                 Wells Capital             0-200M       0.02%
                                 Management     greater than 200M       0.01%
    ----------------------------------------------------------------------------
    Equity Value                 Wells Capital             0-200M       0.25%
                                 Management              200-400M       0.20%
                                                greater than 400M       0.15%
    ----------------------------------------------------------------------------
    Growth                       Wells Capital             0-200M       0.25%
                                 Management              200-400M       0.20%
                                                greater than 400M       0.15%
    ----------------------------------------------------------------------------
    International Equity         Wells Capital             0-200M       0.35%
                                 Management     greater than 200M       0.25%
    ----------------------------------------------------------------------------
    Mid Cap Growth               Wells Capital             0-200M       0.25%
                                 Management     greater than 200M       0.20%
    ----------------------------------------------------------------------------
    SIFE Specialized Financial   Wells Capital             0-200M       0.25%
    Services                     Management              200-400M       0.20%
                                                greater than 400M       0.15%
    ----------------------------------------------------------------------------
    Small Cap Growth             Wells Capital             0-200M       0.25%
                                 Management     greater than 200M       0.20%
    ----------------------------------------------------------------------------
    Small Cap Opportunities      Schroder                               0.60%
    ----------------------------------------------------------------------------
    Specialized Health Sciences  Dresdner                  0-100M       0.95%
                                                         100-500M       0.65%
                                                greater than 500M       0.60%
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund                         Sub-Adviser       Fee
--------------------------------------------------------------------------------
Specialized Technology       Dresdner          0-100M                      1.00%
                                               100-500M                    0.75%
                                               500M-1Billion               0.60%
                                               greater than 1 Billion      0.50%
--------------------------------------------------------------------------------

         Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of sub-advisory fees paid by each Fund to the following unaffiliated sub-advisers for the year ended September 30, 2002:

                                                                   Fees Waived/
                      Fund           Sub-Adviser    Fees Paid       Reimbursed
                      ----           -----------    ---------       ----------

(a)  Large Cap Appreciation           Cadence       $         0    $0
(b)  Small Cap Opportunities          Schroder      $ 2,105,560    $0
(c)  Specialized Health Sciences      Dresdner      $   342,670    $0
(d)  Specialized Technology           Dresdner      $   680,435    $0

     ADMINISTRATOR.

     The Trust has retained Funds Management (the "Administrator") as administrator on behalf of each Fund pursuant to an Administration Agreement. Under the Administration Agreement between Funds Management and the Trust, Funds Management shall provide as administrative services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by the Adviser, transfer agent, Custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's Officers and Trustees. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. For providing administrative services, Funds Management is entitled to receive an annual fee of 0.15% of each Fund's average daily net assets.

     As discussed in the "Historical Fund Information" section, the Funds, except for the Large Cap Appreciation, Mid Cap Growth, SIFE Specialized Financial Services, Small Company Value, Specialized Health Sciences and Specialized Technology Funds, were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid to the administrator(s) by a Fund or its predecessor portfolio that is considered the surviving entity for accounting purposes.

                             FORMER STAGECOACH FUNDS

         The predecessor Stagecoach Funds had retained Wells Fargo Bank as administrator from March 25, 1999 through the date of the Reorganization. Wells Fargo Bank was entitled to receive a monthly fee of 0.03% of the average daily net assets of each Fund.

         For the periods indicated below, the following Funds and their predecessor portfolios paid the following dollar amounts to Funds
Management/Wells Fargo for administration fees:

                          Year Ended         Year Ended       Year Ended
                           9/30/02             9/30/01          9/30/00
                           -------             -------          -------

                                                Funds
                                                -----
Fund                   Funds Management      Management/      Wells Fargo
----                   ----------------      ----------       -----------
                                             Wells Fargo
                                             -----------

Equity Index           $      97,868         $  857,166       $1,094,408
Equity Value           $     140,365         $  178,483       $  260,445
Growth                 $     470,678         $  638,212       $  698,197
International Equity   $     418,863         $  330,691       $  258,644
Small Cap Growth       $     410,591         $  532,953       $  578,373


                              FORMER NORWEST FUNDS

         For the periods indicated below, the following Funds and their predecessor portfolios paid the following dollar amounts to Funds
Management/Wells Fargo for administration fees:

                              Year Ended       Year Ended       Year Ended
                                9/30/02          9/30/01         9/30/00
                                -------          -------         -------
Fund                       Funds Management/      Wells           Wells
----
                              Wells Fargo         Fargo           Fargo
                              -----------         -----           -----

Diversified Equity          $   2,369,182      $ 2,920,667      $  3,134,337
Diversified Small Cap       $     297,755      $   210,174      $    128,913
Equity Income               $     677,568      $ 1,243,522      $  1,541,674
Growth Equity               $     783,412      $   958,099      $  1,116,704
Index                       $      43,195      $   909,459      $    816,006
Large Company Growth        $           0      $   664,544      $    905,609
Small Cap Opportunities     $     515,385      $   436,348      $    341,299
Small Company Growth        $     536,754      $   779,682      $    781,770

                             FORMER SIFE TRUST FUND

         For the period indicated below, the SIFE Specialized Financial Services Fund paid to Funds Management the administrative fees listed below. The predecessor portfolio did not pay any administrative fees to its administrator
(SIFE) for the fiscal years ended 12/31/01, 12/31/00 and 12/31/99.

                                             Nine-Month Period
                                               Ended 9/30/02
                                                -------------

                    Fund                          Fees Paid
                    ----                          ---------
             SIFE Specialized
             Financial Services                   $733,005


                LARGE CAP APPRECIATION FUND, MID CAP GROWTH FUND,
           SMALL COMPANY VALUE FUND, SPECIALIZED HEALTH SCIENCES FUND
                         AND SPECIALIZED TECHNOLOGY FUND

         For the periods indicated below, the Large Cap Appreciation Fund, Mid Cap Growth Fund, Small Company Value Fund, Specialized Health Sciences Fund and the Specialized Technology Fund paid the following dollar amounts to Funds Management/Wells Fargo Bank for administration fees:

                                           Year Ended    Year Ended   Year Ended
        Fund                                 9/30/02       9/30/01      9/30/00
        ----                                 -------       -------      -------

        Large Cap Appreciation          $        0         $        4      N/A
        Mid Cap Growth                  $        0         $        0      N/A
        Small Company Value             $        0             N/A         N/A
        Specialized Health Sciences     $   54,106         $    4,352      N/A
        Specialized Technology          $  102,065         $  155,810    $5,632*

____________________

* The amount indicates fees paid from September 18, 2000, the Fund's commencement date, through September 30, 2000.

         Distributor. Stephens Inc. ("Stephens," or the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

         Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

         The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

         Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

         For the fiscal year ended September 30, 2002, the Funds listed below paid to Stephens, pursuant to the Plan, the following fees for distribution related expenses:

                                DISTRIBUTION FEES

                                                  Printing,                       Comp.
                                                  Mailing &   Compensation to      to           Other
  Fund                    Total      Advertising  Prospectus   Underwriters      Br/Dlrs      (Explain)
-------------------    -----------   -----------  ----------  ---------------  ------------  ------------
Diversified Equity
 Class B               $   863,058   $        0   $        0  $           0    $          0  $    863,058
 Class C               $    64,733   $        0   $        0  $      37,301    $     27,432  $          0

Equity Income
 Class B               $   987,544   $        0   $        0  $           0    $          0  $    987,544
 Class C               $    69,002   $        0   $        0  $      45,696    $     23,306  $          0

Equity Index
 Class B               $   532,003   $        0   $        0  $           0    $          0  $    532,003

Equity Value
 Class B               $   249,267   $        0   $        0  $           0    $          0  $    249,267
 Class C               $     6,131   $        0   $        0  $       1,825    $      4,306  $          0

Growth

                                                  Printing,                           Comp.
                                                  Mailing &    Compensation to         to              Other
     Fund               Total     Advertising     Prospectus    Underwriters         Br/Dlrs         (Explain)
-------------        ----------   -----------     ----------   ---------------     ------------     -----------
    Class B          $  234,221    $       0      $        0   $           0       $          0     $   234,221

Growth
Equity
    Class B
    Class C          $  135,814    $       0      $        0   $           0       $          0     $   135,814
                     $   17,048    $       0      $        0   $      15,974       $      1,074     $         0
International
Equity
    Class B          $  300,810    $       0      $        0   $           0       $          0     $   300,810
    Class C          $   22,330    $       0      $        0   $      11,343       $     10,987
                                                                                   $          0

Large Cap
Appreciation
    Class B          $    7,771    $       0      $        0   $           0       $          0     $     7,771
    Class C          $    1,146    $       0      $        0   $       1,146       $          0     $         0

Large
Company
Growth
    Class B          $2,386,679    $       0      $        0   $           0       $          0     $ 2,386,679
    Class C          $  249,867    $       0      $        0   $     145,490       $    104,377     $         0

Mid Cap
Growth
    Class B          $   39,837    $       0      $        0   $           0       $          0     $    39,837
    Class C          $    5,058    $       0      $        0   $       5,058       $          0     $         0

SIFE
Specialized
Financial
Services
    Class B          $  140,051    $       0      $        0   $           0       $          0     $   140,051
    Class C          $   12,060    $       0      $        0   $      12,060       $          0     $         0

Small Cap
Growth
    Class B          $  349,995    $       0      $        0   $           0       $          0     $   349,995
    Class C          $   89,012    $       0      $        0   $      32,220       $     56,792     $         0

                                             Printing,                         Comp.
                                             Mailing &     Compensation to      to        Other
    Fund             Total      Advertising  Prospectus     Underwriters      Br/Dlrs    (Explain)
---------------     --------    -----------  ------------  ---------------    -------    --------
Small Company
Value
   Class B          $16,116     $ 0            $ 0             $     0        $     0    $ 16,116
   Class C          $    18     $ 0            $ 0             $    18        $     0    $      0

Specialized
Health Sciences
   Class B          $141,481    $ 0            $ 0             $     0        $     0    $141,481
   Class C          $ 19,134    $ 0            $ 0             $14,733        $ 4,401    $      0

Specialized
Technology
   Class B          $272,456    $ 0            $ 0             $     0        $     0    $272,456
   Class C          $ 57,712    $ 0            $ 0             $16,511        $41,201    $      0

     General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

     Shareholder Servicing Agent. The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing investor services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund as indicated below on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

Fund                                     Fee
----                                     ---

Diversified Equity
     Class A                            0.25%
     Class B                            0.25%
     Class C                            0.25%
     Institutional Class                 N/A

Diversified Small Cap
     Institutional Class                0.10%

Equity Income
     Class A                            0.25%
     Class B                            0.25%
     Class C                            0.25%
     Institutional Class                 N/A

Equity Index
     Class A                            0.25%
     Class B                            0.25%

Equity Value
     Class A                            0.25%
     Class B                            0.25%
     Class C                            0.25%
     Institutional Class                 N/A

Fund                                         Fee
------------------------                    -----

Growth
     Class A                                0.25%
     Class B                                0.25%
     Institutional Class                     N/A

Growth Equity
     Class A                                0.25%
     Class B                                0.25%
     Class C                                0.25%
     Institutional Class                     N/A

Index
     Institutional Class                     N/A

International Equity
     Class A                                0.25%
     Class B                                0.25%
     Class C                                0.25%
     Institutional Class                     N/A

Large Cap Appreciation
     Class A                                0.25%
     Class B                                0.25%
     Class C                                0.25%
     Institutional Class                     N/A

Large Company Growth
     Class A                                0.25%
     Class B                                0.25%
     Class C                                0.25%
     Institutional Class                     N/A

Mid Cap Growth
     Class A                                0.25%
     Class B                                0.25%
     Class C                                0.25%

SIFE Specialized Financial Services
     Class A                                0.25%
     Class B                                0.25%
     Class C                                0.25%

Small Cap Growth
     Class A                                0.25%
     Class B                                0.25%
     Class C                                0.25%
     Institutional Class                    0.10%

FUND                                      FEE
------------------------                 -----
Small Cap Opportunities
     Institutional Class                 0.10%

Small Company Growth
     Institutional Class                 0.10%

Small Company Value
     Class A                             0.25
     Class B                             0.25
     Class C                             0.25
     Institutional Class                 0.10

Specialized Health Sciences
     Class A                             0.25%
     Class B                             0.25%
     Class C                             0.25%

Specialized Technology
     Class A                             0.25%
     Class B                             0.25%
     Class C                             0.25%


     General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

     Custodian. Wells Fargo Bank MN, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank MN is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except for the gateway funds, International Equity Fund, Specialized Health Sciences Fund and Specialized Technology Fund. The gateway funds are not charged a custody fee at the gateway level, provided that they remain gateway funds and Wells Fargo Bank MN receives custodial fees from the Master Trust portfolios. For its services as Custodian, Wells Fargo Bank MN is entitled to receive an annual fee at the rate of 0.10% of the average daily net assets of the International Equity Fund and 0.07% of the average daily net assets of the Specialized Health Sciences Fund and Specialized Technology Fund.

     Fund Accountant. Forum Accounting Services, LLC ("Forum Accounting"), located at Two Portland Square, Portland, Maine 04101, serves as the fund accountant for each Fund, except the SIFE Specialized Financial Services Fund. For its services as fund accountant, Forum Accounting is entitled to receive a monthly base fee per Fund ranging from $2,000 for gateway funds up to $5,833 for Funds with significant holdings of asset-backed or foreign securities. In addition, each Fund pays a monthly fee of $1,000 per class, and Forum Accounting is entitled to receive a fee equal to 0.0025% of the average annual daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which pays Forum Accounting a similar fee).

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the fund accountant for the SIFE Specialized Financial Services Fund. The Board also has approved PFPC to serve as the fund accountant for all of the other Funds, however, management intends to transition the accounting services to PFPC in stages, and the transition is expected to be completed by the end of the first quarter of 2003. For its services as fund accountant to the SIFE Specialized Financial Services Fund, PFPC is entitled to receive and, once the transition is complete, will be entitled to receive from all of the other Funds, the annual asset based Fund Complex fee listed in the chart below.

     --------------------------------------------------------------------
     Average Fund Complex Daily Net Assets      Annual Asset Based Fees
     --------------------------------------------------------------------
                 $0-85 billion                          0.0057%
     --------------------------------------------------------------------
                 greater than $85 billion               0.0025%
     --------------------------------------------------------------------

Each Fund's share of the annual asset based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the Funds in the Fund Complex (excluding the Master Trust portfolios). PFPC currently receives an annual fee of $20,000 from the SIFE Specialized Financial Services Fund and will be entitled to receive from all of the other Funds, an annual fee of $20,000 from each gateway fund and stand-alone fund (excluding the Master Trust portfolios). PFPC also is entitled to receive a monthly fee of $500 for each fund Class in excess of one, except that this excess Class fee is waived for existing Funds. Finally, PFPC will be entitled to receive certain out-of-pocket expenses.

     Transfer and Dividend Disbursing Agent. Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive an annual based fee from the Fund Complex.

     Underwriting Commissions. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens are as follows:

           Period Ended       Period Ended              Period Ended
            9/30/02           9/30/01                   9/30/00
    ------------------------  ------------------------  ------------------------
    Paid         Retained     Paid         Retained     Paid         Retained
    -----------  -----------  -----------  -----------  -----------  -----------
    $ 5,144,052  $   292,472  $ 7,580,365  $   719,187  $ 5,764,715  $   847,879

     Forum served as principal underwriter of the predecessor Norwest portfolios. For the period indicated below, the aggregate dollar amount of underwriting commissions paid to Forum by the predecessor Norwest Funds and the amount retained by Forum are as follows:

           Period Ended
            9/30/02
    ------------------------
    Paid         Retained
    -----------  -----------
    $ 6,214,051  $ 2,289,826

     Code of Ethics. The Fund Complex, the Adviser and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means
(i) a director, trustee or officer of a fund or adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and the Sub-Advisers are on public file with, and are available from, the SEC.

                            PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund ratings services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund may be useful in reviewing the performance of such Fund or class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

     Average Annual Total Return: The Funds may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV. Average annual total return information for the Funds' fiscal year ended September 30, 2002 is incorporated by reference to the Funds' Annual Report.

     Average Annual Total Return (After Taxes on Distributions). As and to the extent required by the SEC, a Fund's average annual total returns (after taxes on distributions) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions but without redemption of Fund shares ("ATV\\D\\") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula:
P(1+T)/n/=ATV\\D\\.

     Average Annual Total Return (After Taxes on Distributions and Redemption). As and to the extent required by a SEC, a Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV\\DR\\"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ATV\\DR\\.

     All of the above average annual total return information, along with the before-tax average annual total returns for an appropriate broad-based index, for the calendar year ended December 31, 2002 is presented in the Prospectuses.

     From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Trust may quote the performance or price-earnings ratio of a Fund or a class of a Fund in advertising and other types of literature as compared to the performance of managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities, or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with that of competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker-dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

     In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class's past performance with other rated investments.

     From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to the Trust account information through Automated

Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

     The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's Adviser and the total amount of assets and mutual fund assets managed by Funds Management. As of September 30, 2002, Funds Management and its affiliates managed over $171 billion in assets.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an online application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds' shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. A Fund may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security.

     Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     For the Funds that invest directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

              The dealer reallowance for Class A shares is as follows:

        -----------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------
                                 FRONT-END SALES     FRONT-END SALES          DEALER
                                   CHARGE AS %         CHARGE AS %         REALLOWANCE
                  AMOUNT            OF PUBLIC         OF NET AMOUNT       AS % OF PUBLIC
               OF PURCHASE       OFFERING PRICE          INVESTED         OFFERING PRICE
        -----------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------
         Less than $50,000             5.75%               6.10%               5.00%
        -----------------------------------------------------------------------------------
         $50,000 to $99,999            4.75%               4.99%               4.00%
        -----------------------------------------------------------------------------------
         $100,000 to $249,999          3.75%               3.90%               3.00%
        -----------------------------------------------------------------------------------
         $250,000 to $499,999          2.75%               2.83%               2.25%
        -----------------------------------------------------------------------------------
         $500,000 to $999,999          2.00%               2.04%               1.75%
        -----------------------------------------------------------------------------------
         $1,000,000 and over/1/        0.00%               0.00%               1.00%
        -----------------------------------------------------------------------------------

         /1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

     Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet. Class A, Class B and Class C shareholders with an existing Wells Fargo Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No contingent deferred sales charge ("CDSC") CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Funds' Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Stephens or affiliated broker-dealers. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, Funds Management oversees each Sub-Adviser's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

     The portfolio turnover rates for the SIFE Specialized Financial Services Fund and the Specialized Technology Fund varied significantly over the past two fiscal years. The variation in the rate for the SIFE Specialized Financial Services Fund was primarily due to its reorganization with the SIFE Trust Fund. The variation in the rate for the Specialized Technology Fund was primarily due to the Sub-Adviser's use of defensive strategies to try to minimize downside risk. Such strategies included raising and reinvesting cash based on economic news and rotating assets among multiple sub-sectors. These Funds do not expect to maintain a high portfolio turnover rate under normal circumstances.

     Brokerage Commissions. For the fiscal year ended September 30, 2002, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                           Fund                           Total Commissions
                           ----                           -----------------
               Equity Index                               $   23,031
               Equity Value                               $  385,611
               Growth                                     $  781,827
               International Equity                       $  251,855
               Large Cap Appreciation                     $  267,582
               Large Company Growth                       $1,776,440
               Mid Cap Growth                             $  116,519
               Small Cap Growth                           $5,028,008
               Small Cap Opportunities                    $1,253,748
               Specialized Financial                      $3,273,054
               Specialized Health Sciences                $  160,108
               Specialized Technology                     $  766,088


     For the fiscal year ended September 30, 2002, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions. No commissions were paid to affiliated brokers:

Sub-Adviser                    Commissions Paid            Transactions Value
-----------                    ----------------            ------------------

Cadence                              $   15,352             $    14,205,033

Dresdner                             $  238,393             $   137,136,787

Peregrine                            $  477,502             $   211,459,371

Wells Capital Management*            $1,592,659             $ 1,050,476,120

     --------------
     * Includes all transactions executed for the Wells Fargo Funds complex, including Wells Fargo Variable Trust and Master Trust.

     None of the other Sub-Advisers participate in such directed brokerage practices.

     Securities of Regular Broker-Dealers. As of September 30, 2002, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

     Fund                     Broker Dealer                       Amount
     --------------------     -------------------------------     ------------
     Equity Index             Banc of America Securities, LLC     $  3,943,000
     Equity Value             Banc of America Securities, LLC     $  1,968,000
     International Equity     UBS Securities, LLC                 $  3,646,000
     Mid Cap Growth           Lehman Brothers, Inc.               $     59,000
     SIFE Specialized         Banc of America Securities, LLC     $ 17,583,000
     Financial Services

                                  FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder's tax treatment may vary depending upon his or her particular situation. Except as otherwise noted, a shareholder may be subject to special rules not discussed below if he or she is a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a holder of Fund shares through a tax-advantaged account, such as a 401(k) Plan Account or an Individual Retirement Account ("IRA"); a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset or a shareholder subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences to them of an investment in a Fund, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     General. The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

     In order to qualify as a regulated investment company under the Code, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities (other than those described in clause (A) limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the

Fund controls and are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its ordinary income and net short-term capital gain, and (b) net tax-exempt income earned in each taxable year. As long as a Fund distributes all of its investment company taxable income and net capital gain to its shareholders, it generally will not be subject to federal income taxation on such income and gain. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Funds will not be subject to federal income taxation.

     A Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carryover is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

     Equalization Accounting. The Funds may use the so-called "equalization method" of accounting to allocate a portion of their "earnings and profits," as determined for federal income tax purposes (generally, a Fund's undistributed net investment income and realized capital gains, with certain adjustments), to redemption proceeds for such purposes. This method permits the Funds to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds. Therefore, the use of the method may be subject to IRS scrutiny.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements with respect to such income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Funds will not be subject to the excise tax.

     Investment through Core Portfolios. Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more core portfolios. Each core will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding core portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or a disregarded entity), a proportionate share of any interest, dividends, gains and losses of a core or master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the core portfolio. Each investor in a core portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular core portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a core portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the core portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each core portfolio's assets, income and distributions will be managed in such a way that an investor in a core portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the core portfolio.

     Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts, and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the Securities Act of 1934). In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

     The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     If a Fund acquires any equity interest (under proposed Treasury Regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies," or "PFICs"), the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund cannot pass through to its shareholders any credit or deduction for such taxes and interest charges. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Only amounts paid out of earnings and profits qualify as taxable distributions. Accordingly, if during a taxable year a Fund's declared distributions exceed the Fund's earnings and profits (as determined at the end of the year), only that portion of the Fund's distributions during the year which equal the year's earnings and profits will be deemed to have constituted taxable distributions. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. The Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

     Distributions that are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states grant tax-free status to distributions to individual shareholders attributable to a Fund's interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption or exchange of his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares, and long-term capital gain or loss if he or she has held such Fund shares for greater than one year at the time of the sale or exchange.

     If a shareholder redeems or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the acquisition of such other shares. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only the International Equity Fund expects to qualify for the election. However, the International Equity Fund may not make the election each year. Also, even if a Fund qualifies for and makes the election, foreign income and similar taxes will only pass-through to a Fund shareholder where (i) the shareholder holds the Fund shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund holds the shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend. These holding periods increase for certain dividends on preferred stock.

     An individual with $300 or less of creditable foreign taxes attributable to passive income generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to ordinary income is 38.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special, lower maximum rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments held for more than five years. (An even lower rate applies to individuals in some lower federal income tax brackets.) However, the 18% rate only applies to assets acquired after December 31, 2000, unless an election is made to treat certain assets held on January 1, 2001, as having been sold and then reacquired on the same date. If the election is made, the asset will be deemed to be sold at its fair market value and any gain, but not loss, will be recognized. The 18% rate will apply to capital gain distributions by a Fund to the extent that the gain is derived from the disposition of a portfolio investment acquired by the Fund after December 31, 2000 and was held for more than five years at the time of disposition. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 30% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Under the Economic Growth and Tax Relief Recovery Act, the rate of backup withholding is set to decrease in future years.

     Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

     Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days (91 days in the case of certain dividends on preferred stock) during the 90 day (180 day) period beginning 45 days (90 days) prior to the date upon which the Fund becomes entitled to such dividend income.

     Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (each, a "foreign shareholder") generally will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign shareholder, in which case the reporting and withholding requirements applicable to U.S. persons generally will apply. Special rules apply to foreign partnerships. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Fund shares and capital gain distributions.

                                  CAPITAL STOCK

     The Funds are nineteen of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of a Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Funds' fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory contract, since it only affects one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectuses and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of January 6, 2003 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 6, 2003

                                                                    TYPE OF       PERCENTAGE
        FUND                          NAME AND ADDRESS             OWNERSHIP       OF CLASS
------------------------       ------------------------------     -----------     -----------
Diversified Equity
     Class A                   N/A                                    N/A

     Class B                   N/A                                    N/A

     Class C                   EMJAYCO                                Record           39.39%
                               Omnibus Account
                               P.O. Box 170910
                               Milwaukee, WI  53217-0909

                               Wells Fargo Investments LLC            Record            5.86%
                               A/C 5000-9438
                               420 Montgomery Street
                               San Francisco, CA  94104-1298

     Institutional Class       Wells Fargo Bank MN NA FBO             Record           89.37%
                               Diversified Equity I
                               Attn:  Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN  55480-1533

Diversified Small Cap

     Institutional Class       Wells Fargo Bank MN NA FBO             Record           80.00%
                               Diversified Small Cap Fund I
                               Attn:  Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN  55480-1533


Equity Income
     Class A                   N/A                                    N/A

                                                                TYPE OF     PERCENTAGE
            FUND                    NAME AND ADDRESS           OWNERSHIP     OF CLASS
------------------------       ---------------------------     ---------     --------
     Class B                   N/A                                N/A

     Class C                   EMJAYCO                            Record        36.63%
                               Onmibus Account
                               P.O. Box 170910
                               Milwaukee, WI  53217-0909

                               PaineWebber FBO                    Record         5.84%
                               Local 68
                               Engineers Welfare Fund
                               P.O. Box 534
                               W Caldwell NJ 07007-0534

     Institutional Class       Wells Fargo Bank MN NA FBO         Record        35.73%
                               Income Equity I
                               Attn:  Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN  55480-1533

                               Wells Fargo Bank MN NA FBO         Record        30.76%
                               Income Equity I
                               Attn:  Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN  55480-1533

                               Wells Fargo Bank MN MA FBO         Record        30.45%
                               Income Equity I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533


Equity Index
     Class A                   N/A                                N/A

     Class B                   N/A                                N/A

Equity Value
     Class A                   N/A                                N/A

     Class B                   N/A                                N/A

     Class C                   N/A                                N/A

                                                                       TYPE OF       PERCENTAGE
       FUND                      NAME AND ADDRESS                     OWNERSHIP       OF CLASS
-----------------------       ----------------------------            ----------     ----------
    Institutional Class       Wells Fargo Bank MN NA FBO                Record          58.74%
                              Stagecoach Equity Value CL I
                              Attn:  Mutual Fund OPS
                              PO Box 1533
                              Minneapolis, MN 55480-1533

Growth Fund
    Class A                   N/A                                       N/A

    Class B                   N/A                                       N/A

    Institutional Class       Wells Fargo Bank MN NA FBO                Record          66.40%
                              ValuGrowth Stock Fund I
                              Attn:  Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN  55480-1533

                              Wells Fargo Bank MN NA FBO                Record          26.96%
                              ValuGrowth Stock Fund I
                              Attn:  Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN  55480-1533

Growth Equity Fund
    Class A                   N/A

    Class B                   N/A                                       N/A

    Class C                   Emjayco                                   Record          83.54%
                              Omnibus Account
                              P.O. Box 170910
                              Milwaukee, WI  53217-0909

    Institutional Class       Wells Fargo Bank MN NA FBO                Record          96.81%
                              Growth Equity I
                              Attn:  Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN  55480-1533

Index Fund
    Institutional Class       Wells Fargo Bank MN NA FBO                Record          77.56%
                              Index Fund I
                              Attn:  Mutual Fund OPS
                              P.O. Box 1533
                              Minneapolis, MN  55480-1533

International Equity Fund

                                                                        TYPE OF          PERCENTAGE
        FUND                            NAME AND ADDRESS               OWNERSHIP          OF CLASS
 ------------------            ---------------------------------       ---------         ----------
     Class A                   N/A                                        N/A

                               Charles Schwab & Co. Inc.                  Record           11.17%
                               Special Custody Account
                               Exclusively FBO the customers
                               101 Montgomery Street
                               San Francisco, CA 94104-4122
     Class B                   N/A                                        N/A

     Class C                   EMJAYCO                                    Record           33.29%
                               Omnibus Account
                               PO Box 170910
                               Milwaukee, WI 53217-0909

     Institutional Class       Wells Fargo Bank MN NA FBO                 Record           73.81%
                               Wells Fargo Int. Equity Fund CL I
                               Attn:  Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN  55480-1533

Large Cap Appreciation
  Fund

     Class A                   N/A                                        Record           11.84%


     Class B                   N/A                                        N/A


     Class C                   N/A                                        N/A

     Institutional Class       Wells Fargo Bank Minnesota, NA             Record           99.82%
                               Omnibus Account R/R
                               c/o Mutual Fund Processing
                               PO Box 1533
                               Minneapolis, MN 55480-1533

Large Company Growth
  Fund
     Class A                   N/A                                        N/A

     Class B                   N/A                                        N/A

     Class C                   EMJAYCO                                    Record           83.54%
                               Omnibus Account
                               PO Box 170910
                               Milwaukee, WI 53217-0909

     Institutional Class       Wells Fargo Bank MN NA FBO                 Record           63.21%

                                                                     TYPE OF      PERCENTAGE
       FUND                          NAME AND ADDRESS               OWNERSHIP      OF CLASS
------------------          ---------------------------------       ---------     ----------
                            Large Company Growth I
                            Attn:  Mutual Fund OPS
                            P.O. Box 1533
                            Minneapolis, MN 55480-1533

Mid Cap Growth Fund
    Class A                 Stephens Group
                            Attm Jolene Johnson                     Record          5.08%
                            111 Center Street
                            Little Rock, AR 72201-4402

    Class B                 N/A                                     N/A

    Class C                 Wells Fargo Investments, LLC            Record         25.23%
                            A/C 6265-1577
                            608 Second Avenue South 8th Floor
                            Minneapolis, MN 55402-1916

SIFE Specialized
Financial Services Fund

    Class A                 N/A                                     N/A

    Class B                 N/A                                     N/A

    Class C                 N/A                                     N/A

Small Cap Growth Fund
    Class A                 N/A                                     N/A

    Class B                 N/A                                     N/A

    Class C                 EMJAYCO                                 Record         30.77%
                            Omnibus Account
                            PO Box 170910
                            Milwaukee, WI 53217-0909

    Institutional Class     Wells Fargo Bank MN NA FBO              Record         11.08%
                            Small Company Stock Fund I
                            Attn:  Mutual Fund OPS
                            P.O. Box 1533
                            Minneapolis, MN 55480-1533

                            Wells Fargo Bank MN NA FBO              Record         75.98%
                            Small Company Stock Fund I
                            Attn:  Mutual Fund OPS
                            P.O. Box 1533
                            Minneapolis, MN  55480-1533

                                                                          TYPE OF       PERCENTAGE
            FUND                         NAME AND ADDRESS                OWNERSHIP       OF CLASS
----------------------------   ------------------------------------      ---------      ----------
Small Cap Opportunities Fund

    Institutional Class        Wells Fargo Bank Minnesota NA             Record         7.72%
                               Small Cap Opportunities Fund I
                               c/o Mutual Fund Processing
                               P.O. Box 1450 NW 8477
                               Minneapolis, MN  55485-1450

                               Wells Fargo Bank Minnesota NA             Record        83.51%
                               Small Cap Opportunities Fund I
                               c/o Mutual Fund Processing
                               P.O. Box 1450 NW 8477
                               Minneapolis, MN  55485-1450

Small Company Growth Fund
    Institutional Class        Wells Fargo Bank MN NA FBO                Record        64.39%
                               Small Company Growth I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN  55480-1533

                               Vanguard Fiduciary Trust Company          Record        11.42%
                               Attn: Outside Funds
                               PO Box 2600
                               Valley Forge, PA 19482-2600

                               Wells Fargo Bank MN NA FBO                Record         8.72%
                               Small Company Growth I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Fidelity Investments Institutional        Record         6.55%
                               Operations Co. Inc. (FIIOC) As Agent
                               For Certain Employee Benefit Plans
                               100 Magellan Way KWIC
                               Covington, KY 41015-1999

                                                                          TYPE OF      PERCENTAGE
            FUND                         NAME AND ADDRESS                OWNERSHIP      OF CLASS
------------------------       --------------------------------          ---------      --------
Small Company Value Fund
    Class A                    N/A                                       N/A

    Class B                    N/A                                       N/A

    Class C                    N/A                                       N/A

    Institutional Class        Wells Fargo Bank Minnesota N.A.           Record        93.35%
                               Omnibus Account R/R
                               C/O Mutual Fund Processing
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

Specialized Health Sciences
Fund
    Class A                    Charles Schwab & Co., Inc.                Record        25.53%
                               Special Custody Account
                               Exclusively FBO The Customers
                               101 Montgomery Street
                               San Francisco, CA 94104-4122

    Class B                    N/A                                       N/A

    Class C                    N/A                                       N/A

Specialized Technology Fund
    Class A                    Charles Schwab & Co., Inc.                Record         7.91%
                               Special Custody Account
                               Exclusively FBO The Customers
                               101 Montgomery Street
                               San Francisco, CA 94104-4122

    Class B                    N/A                                       N/A

    Class C                    N/A                                       N/A


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                      OTHER

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                     COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                              INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                              FINANCIAL INFORMATION

     The portfolios of investments and audited financial statements for the Funds for the year ended September 30, 2002, are hereby incorporated by reference to the Funds' Annual Report.

                             WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits.

      Exhibit
       Number                                   Description
      -------                                   -----------

      (a)                  -    Amended and Restated Declaration of Trust,
                                incorporated by reference to Post-Effective
                                Amendment No. 54, filed December 27, 2002.

      (b)                  -    Not Applicable.

      (c)                  -    Not Applicable.

      (d)(1)(i)            -    Investment Advisory Agreement with Wells Fargo
                                Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 20, filed May 1,
                                2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 54, filed December
                                27, 2002.

           (ii)            -    Amended and Restated Fee and Expense Agreement
                                between Wells Fargo Funds Trust and Wells Fargo
                                Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed
                                February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002.

         (2)(i)            -    Investment Sub-Advisory Agreement with Barclays
                                Global Fund Advisors, incorporated by reference to Post-Effective Amendment No. 22, filed June
                                15, 2001; Appendix I, incorporated by reference to Post-Effective Amendment No. 49, filed
                                November 1, 2002.

           (ii)            -    Investment Sub-Advisory Agreement with Galliard
                                Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002.

          (iii)            -    Investment Sub-Advisory Agreement with Peregrine
                                Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002.

           (iv)            -    Investment Sub-Advisory Agreement with Schroder
                                Investment Management North America Inc., incorporated by reference to Post-Effective
                                Amendment No. 20, filed May 1, 2001; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 46, filed October
                                1, 2002.

            (v)            -    Investment Sub-Advisory Agreement with Smith
                                Asset Management Group, L.P, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002.

           (vi)            -    Investment Sub-Advisory Agreement with Wells
                                Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix A, Schedule A, and
                                Appendix A to Schedule A, incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002.

          (vii)            -    Investment Sub-Advisory Agreement with Dresdner
                                RCM Global Investors, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002.

         (viii)            -    Not Applicable.

           (ix)            -    Investment Sub-Advisory Agreement with Cadence
                                Capital Management, incorporated by reference to Post-Effective Amendment No. 26, filed September
                                12, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 49, filed
                                November 1, 2002.

      (e)                  -    Amended and Restated Distribution Agreement
                                along with Form of Selling Agreement,
                                incorporated by reference to Post-Effective
                                Amendment No. 49, filed November 1, 2002;
                                Appendix A, incorporated by reference to Post-Effective Amendment No. 54, filed December
                                27, 2002.

      (f)                  -    Not Applicable.

      (g)(1)               -    Not Applicable.

         (2)               -    Custody Agreement with Wells Fargo Bank
                                Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October
                                30, 2000; Appendix A, filed herewith.

            (i)            -    Delegation Agreement (17f-5) with Wells Fargo
                                Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed
                                October 30, 2000; Exhibit A, filed herewith.

         (3)               -    Securities Lending Agreement by and among Wells
                                Fargo Funds Trust, Wells Fargo Funds Management,
                                LLC and Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective
                                Amendment No. 22, filed June 15, 2001; Exhibit
                                A, filed herewith.

         (4)               -    Not Applicable.

      (h)(1)               -    Administration Agreement with Wells Fargo Funds
                                Management, LLC, incorporated by reference to Post-Effective Amendment No. 20, filed May 1,
                                2001; Appendix A, filed herewith.

         (2)               -    Fund Accounting Agreement with Forum Accounting
                                Services, LLC, incorporated by reference to Post-Effective Amendment No. 9, filed February
                                1, 2000; Appendix C, incorporated by reference to Post-Effective Amendment No. 32, filed
                                February 8, 2002; Appendix A, incorporated by reference to Post-Effective Amendment No. 46, filed October 1, 2002.

            (i)            -    Accounting Services Agreement with PFPC Inc.,
                                incorporated by reference to Post-Effective
                                Amendment No. 54, filed December 27, 2002;
                                Exhibit A, filed herewith.

         (3)               -    Transfer Agency and Service Agreement with
                                Boston Financial Data Services, Inc.,
                                incorporated by reference to Post-Effective
                                Amendment No. 16, filed October 30, 2000;
                                Schedule A, filed herewith.

         (4)               -    Shareholder Servicing Plan, incorporated by
                                reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002.

         (5)               -    Shareholder Servicing Agreement, incorporated by
                                reference to Post-Effective Amendment No. 8, filed December 17, 1999.

      (i)                  -    Legal Opinion, filed herewith.

      (j)(A)               -    Consent of Independent Auditors, filed herewith.

      (j)(1)               -    Power of Attorney, Robert C. Brown, incorporated
                                by reference to Post-Effective Amendment No. 34, filed February 25, 2002.

         (2)               -    Not Applicable.

         (3)               -    Not Applicable.

         (4)               -    Power of Attorney, Thomas S. Goho, incorporated
                                by reference to Post-Effective Amendment No. 34, filed February 25, 2002.

         (5)               -    Power of Attorney, Peter G. Gordon, incorporated
                                by reference to Post-Effective Amendment No. 34, filed February 25, 2002.

         (6)               -    Not Applicable.

         (7)               -    Power of Attorney, Richard M. Leach,
                                incorporated by reference to Post-Effective
                                Amendment No. 34, filed February 25, 2002.

         (8)               -    Power of Attorney, J. Tucker Morse, incorporated
                                by reference to Post-Effective Amendment No. 34, filed February 25, 2002.

         (9)               -    Power of Attorney, Timothy J. Penny,
                                incorporated by reference to Post-Effective
                                Amendment No. 34, filed February 25, 2002.

         (10)              -    Power of Attorney, Donald C. Willeke,
                                incorporated by reference to Post-Effective
                                Amendment No. 34, filed February 25, 2002.

         (11)              -    Power of Attorney, Michael J. Hogan,
                                incorporated by reference to Post-Effective
                                Amendment No. 34, filed February 25, 2002.

         (12)              -    Power of Attorney, Karla M. Rabusch,
                                incorporated by reference to Post-Effective
                                Amendment No. 34, filed February 25, 2002.

      (k)                  -    Not Applicable.

      (l)                  -    Not Applicable.

      (m)                  -    Rule 12b-1 Plan, incorporated by reference to
                                Post-Effective Amendment No. 23, filed July 1,
                                2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 54, filed December
                                27, 2002 (see Exhibit (e) above for related
                                Distribution Agreement).

      (n)                  -    Rule 18f-3 Plan, incorporated by reference to
                                Post-Effective Amendment No. 23, filed July 1,
                                2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 54, filed December
                                27, 2002.

      (o)                  -    Not Applicable.

      (p)(1)               -    Joint Code of Ethics for Funds Trust, Master
                                Trust and Variable Trust, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

         (2)               -    Wells Fargo Funds Management, LLC Code of
                                Ethics, incorporated by reference to
                                Post-Effective Amendment No. 20, filed May 1,
                                2001.

         (3)               -    Barclays Global Investors, N.A. Code of Ethics,
                                incorporated by reference to Post-Effective
                                Amendment No. 20, filed May 1, 2001.

         (4)               -    Dresdner RCM Global Investors, LLC Code of
                                Ethics, incorporated by reference to
                                Post-Effective Amendment No. 15, filed October
                                2, 2000.

         (5)               -    Galliard Capital Management, Inc. Code of
                                Ethics, incorporated by reference to
                                Post-Effective Amendment No. 15, filed October
                                2, 2000.

         (6)               -    Peregrine Capital Management, Inc. Code of
                                Ethics, incorporated by reference to
                                Post-Effective Amendment No. 15, filed October
                                2, 2000.

         (7)               -    Schroder Investment Management North America
                                Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed
                                October 2, 2000.

         (8)               -    Smith Asset Management Group, L.P. Code of
                                Ethics, incorporated by reference to
                                Post-Effective Amendment No. 15, filed October
                                2, 2000.

         (9)               -    Wells Capital Management Incorporated Code of
                                Ethics, incorporated by reference to
                                Post-Effective Amendment No. 15, filed October
                                2, 2000.

         (10)              -    Cadence Capital Management Code of Ethics,
                                incorporated by reference to Post-Effective
                                Amendment No. 22, filed June 15, 2001.

         (11)              -    Not Applicable.

         (12)              -    Sutter Advisors LLC Code of Ethics, incorporated
                                by reference to Post-Effective Amendment No. 54, filed December 27, 2002.

Item 24.  Persons Controlled by or Under Common Control with the Fund.

          Registrant believes that no person is controlled by or under common control with Registrant.

Item 25.  Indemnification.

          Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26.  Business and Other Connections of Investment Adviser.

          (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

                    To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

          (b) Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), serves as a sub-adviser to various Funds of the Trust and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of this Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to various Funds of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (h) Dresdner RCM Global Investors LLC ("Dresdner"), an indirect, wholly owned subsidiary of Dresdner Bank AG, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of Dresdner in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Dresdner is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (i) Cadence Capital Management ("Cadence") serves as sub-adviser for the master portfolio in which the Large Cap Appreciation Fund invests. The descriptions of Cadence in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (j) Sutter Advisors LLC ("Sutter") serves as the sub-adviser to the High Yield Bond Fund of the Trust. The descriptions of Sutter in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27.  Principal Underwriters.

          (a) Stephens Inc. ("Stephens"), distributor for the Registrant, also acts as principal underwriter for Barclays Global Investors Funds, Inc., Nations Fund, Inc., Nations Fund Trust, Nations Separate Account Trust, Nations Reserves, Nations Funds Trust, Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Nations Master Investment Portfolio and Wells Fargo Master Trust, all of which are registered open-end management investment companies. Stephens Capital Management, an operating division of Stephens, acts as an investment adviser for certain funds of The Diversified Investors Fund Group, also an open-end management investment company.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (File No. 501-15510).

          (c)       Not Applicable.

Item 28.  Location of Accounts and Records.

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, California 94105.

          (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

          (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

          (d) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-adviser (and through April 12, 2002, as custodian for the Asset Allocation and Index Allocation Funds) at 45 Fremont Street, San Francisco, California 94105.

          (e) Stephens Inc. maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

          (f) Wells Fargo Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

          (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

          (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

          (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

          (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 200 Crescent Court, Suite 850, Dallas, Texas 75201.

          (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

          (l) Dresdner RCM Global Investors, LLC maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

          (m) Cadence Capital Management maintains all Records relating to its services as investment sub-adviser at 265 Franklin Street, Boston, Massachusetts 02110.

          (n) Sutter Advisors LLC maintains all Records relating to its services as investment sub-adviser at 550 California Street, San Francisco, CA 94104.

Item 29.  Management Services.

          Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.  Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 31st day of January, 2003.

                                         WELLS FARGO FUNDS TRUST

                                         By: /s/ Christopher R. Bellonzi
                                            -------------------------------
                                             Christopher R. Bellonzi
                                             Assistant Secretary

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                           Title                                Date
---------                           -----                                ----

                *                   Trustee
------------------------------
Robert C. Brown


                *                   Trustee
------------------------------
Thomas S. Goho


                *                   Trustee
------------------------------
Peter G. Gordon


                *                   Trustee
------------------------------
Richard M. Leach


                *                   Trustee
------------------------------
J. Tucker Morse


                *                   Trustee
------------------------------
Timothy J. Penny


                *                   Trustee
------------------------------
Donald C. Willeke


                *                   President
------------------------------      (Principal Executive Officer)
Michael J. Hogan


                *                   Treasurer
------------------------------      (Principal Financial and
Karla M. Rabusch                    Accounting Officer)

                                                                      01/31/2003

*By: /s/ Christopher R. Bellonzi
    -------------------------------
     Christopher R. Bellonzi
     As Attorney-in-Fact
     January 31, 2003

                                   SIGNATURES

          Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 31st day of January, 2003.

                                         WELLS FARGO MASTER TRUST

                                         By: /s/ Christopher R. Bellonzi
                                            --------------------------------
                                             Christopher R. Bellonzi
                                             Assistant Secretary

                             WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                  EXHIBIT INDEX

EXHIBIT NUMBER                                DESCRIPTION

      EX-99.B(g)(2)        Appendix A to the Custody Agreement with Wells Fargo
                           Bank Minnesota, N.A.

      EX-99.B(g)(2)(i)     Exhibit A to the Delegation Agreement (17f-5) with
                           Wells Fargo Bank Minnesota, N.A.

      EX-99.B(g)(3)        Exhibit A to the Securities Lending Agreement by and
                           among Wells Fargo Funds Trust, Wells Fargo Funds
                           Management, LLC and Wells Fargo Bank Minnesota, N.A.

      EX-99.B(h)(1)        Appendix A to the Administration Agreement with Wells
                           Fargo Funds Management, LLC

      EX-99.B(h)(2)(i)     Exhibit A to the Accounting Services Agreement with
                           PFPC Inc.

      EX-99.B(h)(3)        Schedule A to the Transfer Agency and Service
                           Agreement with Boston Financial Data Services, Inc.

      EX-99.B(i)           Legal Opinion

      EX-99.B(j)(A)        Consent of Independent Auditors